UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to § 240.14A-12

CUSHMAN & WAKEFIELD PLC

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROPOSED BERMUDA REDOMICILIATION

FALL 2025

Better never settles

MESSAGE FROM THE CEO

            , 2025

Dear Fellow Shareholder:

We are pleased to present Shareholders with revised proposals to redomicile our parent company from England and Wales to Bermuda.

Background and Shareholder Engagement

Following our original announcement of the proposed Redomiciliation earlier this year, the Company published its Original Proxy Statement and Scheme Document on May 30, 2025, which set out our original proposals for the Redomiciliation. Following engagement with Shareholders on the original proposals, on July 14, 2025, we announced that we had decided to adjourn indefinitely the Original Court Meeting and withdraw the resolutions scheduled for consideration at the Original General Meeting and Original Shareholders Meeting scheduled to be held on July 15, 2025. This decision was based on preliminary proxy votes which indicated that although a majority of the votes cast voted in favor of the resolutions required to implement the Redomiciliation to be proposed at the Original Court Meeting and the Original General Meeting, the supermajority approval thresholds required under English law for those resolutions would not have been met. This decision was intended to allow the Company to engage further with Shareholders and gather additional feedback and perspectives on the Redomiciliation, including the governance changes proposed to be implemented in connection with the Redomiciliation.

Since then, we have engaged extensively with Shareholders to further discuss these matters. We believe our revised proposals address the feedback we have received from Shareholders, while preserving the anticipated benefits of the Redomiciliation for Cushman & Wakefield and Shareholders. As requested by Shareholders, we are also providing Shareholders with certain additional information on the Redomiciliation, including the anticipated benefits of the Redomiciliation and alternatives considered by the Board.

Key Objectives and Anticipated Benefits

Today, our parent company, Cushman & Wakefield plc, is incorporated in England and Wales but is listed on the NYSE, and as a result we are subject to cumbersome and costly administrative processes in the ordinary course of our business. Following

CUSHMAN & WAKEFIELD | REDOMICILIATION PROXY STATEMENT	1

the proposed transaction, we will continue to be listed on the NYSE and governed by SEC rules and regulations, and the proposed transaction is not expected to have any material change on our day-to-day operations or the tax residence of our operating companies, as discussed below.

The principal objective of the Redomiciliation is to facilitate Shareholder value creation by reducing the administrative burden and associated costs of dual regulation in the U.S. and the U.K. By moving to Bermuda, the Company estimates that it will save more than US$3 million annually from reduced administrative, accounting, tax, and legal complexity. That total includes quantitative and qualitative savings from alleviating the cumbersome dual compliance mandate placed on our corporate staff and does not reflect additional legal, administrative, and compliance costs that we expect to save in the future relating to certain potential ordinary course transactions including share repurchases.

The Redomiciliation is also an opportunity to better align our corporate governance with the expectations of our largely U.S. Shareholder base under the more adaptable and business-friendly corporate law of Bermuda, while allowing us to maintain strong corporate governance, a stable corporate structure, and capital flexibility.

Governance Benefits for Shareholders

In response to Shareholder feedback, we have revised some of the governance provisions that were previously contemplated. In particular, we are no longer proposing that Shareholders can only remove directors between annual meetings for cause or that certain business combinations not supported by the Board are subject to supermajority shareholder approval requirements. The Board is also committing not to issue preference shares for any defensive or anti-takeover purpose or for the purpose of implementing any shareholder rights plan without Shareholder approval.

Under our revised proposals and applicable governance rules, Shareholders will benefit from:

•	the declassification of the Board, allowing Shareholders to vote on the election of directors on an annual basis, which would be phased in over a three-year period;
•	the continued ability for Shareholders to remove directors between annual meetings via Shareholder resolution for any reason, which together with the declassification of the Board will allow Shareholders to hold all directors accountable;
•	the removal of supermajority voting requirements to (i) amend our governing documents and (ii) effect certain business combinations; and
•	a commitment that the Board will not issue preference shares for any defensive or anti-takeover purpose or for the purpose of implementing any shareholder rights plan without Shareholder approval.

In addition, we will continue to have in place robust protections in relation to related party transactions through the continued application of NYSE and SEC rules, which require Shareholder approval for and/or restrict certain transactions with directors, officers or substantial Shareholders, as well as our robust written policies, including our Code of Business Conduct for Directors, Corporate Governance Guidelines, and Policy Concerning Related Party Transactions, which are guided by NYSE and SEC rules and regulations, and applicable Bermuda law.

Alternatives Considered by the Board

The decision to pursue the Redomiciliation is the result of an extensive review process that took approximately 18 months. During this process, the Board considered five different jurisdictions (United States (including Delaware), Cayman Islands, Jersey (Channel Islands), Ireland, and Luxembourg), assessing each one on a number of different factors. Following rigorous analysis, the Board

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selected Bermuda as the jurisdiction it believed offered Cushman & Wakefield and Shareholders the best balance in terms of economic savings, efficiencies from reduced administrative burden, reliability, tax neutrality, risk, feasibility and facilitation and creation of long-term shareholder value. After a comprehensive evaluation of the potential implications of relocating to the United States (e.g., Delaware), that option was ultimately set aside due to the overall cost considerations, including a material tax impact that would have made the move economically unfeasible and detrimental to Shareholders. Similarly, the Board determined that the other jurisdictions analyzed did not provide the same overall advantages and benefits to the Company and Shareholders as Bermuda.

Redomiciliation is Not Tax-Driven

The Redomiciliation is not tax driven as the relocation to Bermuda would be generally tax neutral and our subsidiaries’ jurisdictions of tax residence would also not change.

Continued Commitment to Europe

We remain committed to our businesses in the U.K. and the rest of Europe as a leading provider of commercial real estate services. The change in jurisdiction of our parent company is not expected to have any material impact on our day-to-day operations, services, management, board of directors or employee base.

Manner of Voting

As Shareholders of Cushman & Wakefield, you are entitled to vote on the proposed transaction, as outlined in this Document.

To implement the Redomiciliation, we must hold a succession of back-to-back meetings, that include a series of Shareholder votes, on the same day.

We summarize the meetings to be held and the votes to be taken in this Document.

As an overview, we will hold a court meeting and then a general meeting of our Shareholders, followed by a shareholders meeting addressing certain non-binding, advisory votes on proposed governance changes.

Please take a look at the letter from our Executive Vice President, Chief Legal Officer & Secretary beginning on the following page for the recommendations of the board of directors of Cushman & Wakefield on how to vote your Cushman & Wakefield Shares in this transaction.

Your Vote is Important

We encourage you to vote promptly online, or, if you requested to receive printed proxy materials, by completing the proxy cards or voting instruction forms enclosed or provide under separate cover.

Sincerely yours, MICHELLE MACKAY Chief Executive Officer

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LETTER FROM THE EXECUTIVE VICE PRESIDENT, CHIEF LEGAL OFFICER & SECRETARY: VOTING METHODS

Capitalized terms used but not otherwise defined in this Document have the meanings given to them in the section titled “Definitions” of this Document.

Date

    , 2025

Time

    Eastern Time

Location

In person at 1290 Avenue of the Americas, 7th Floor, New York, New York 10104.

Delivery Date

On or about         , 2025, our proxy materials are first being mailed or made available to Shareholders.

How To Vote

Shareholders of Record/Members

If your Cushman & Wakefield Shares are registered directly in your name on the Company’s register of members maintained by the Transfer Agent, you are considered, with respect to those Cushman & Wakefield Shares, the member and Shareholder of record (and, for purposes of this Document, a Cushman & Wakefield Shareholder and, for purposes of the Scheme, a Scheme Shareholder). If you are a Shareholder of record, please follow the instructions below on how to vote:

INTERNET: Visit https://www.envisionreports.com/ CWKSPC. You will need the multi-digit number included in your Proxy Card(s) or notice regarding the availability of proxy materials.

MAIL: You may send your completed and signed Proxy Card(s) to the address on your Proxy Card(s).

AT THE MEETING: Attend the Meetings in-person.

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Beneficial Owners of Shares

If your Cushman & Wakefield Shares are held in the name of a broker, bank or other nominee through the facilities of DTC, you are a beneficial owner of those Cushman & Wakefield Shares held in “street name”. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your Cushman & Wakefield Shares. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your Cushman & Wakefield Shares are voted in the way you would like at the applicable Meeting. Your bank, broker or other nominee will send you specific instructions in this regard to vote your Cushman & Wakefield Shares.

Items to be Voted On:

Meeting	Matter for Approval		Board Recommendations
Resolutions Which Must Be Approved for Redomiciliation To Become Effective
Court Meeting	(1)	Scheme: Redomiciliation	Vote “FOR”
General Meeting	(1)	Approval of the Scheme	Vote “FOR”
	(2)	Cushman & Wakefield Reduction of Capital	Vote “FOR”
	(3)	Articles Amendments	Vote “FOR”
	(4)	Issue of New Shares to New Cushman & Wakefield	Vote “FOR”
	(5)	Adjournment (in case of insufficient votes)	Vote “FOR”
Non-Binding, Advisory Votes on Certain Governance Changes Implemented as Part of Redomiciliation
Shareholders Meeting	(1)	Bye-law Provision: Board Declassification	Vote “FOR”
	(2)	Bye-law Provision: Business Combinations	Vote “FOR”
	(3)	Bye-law Provision: Authorization of Preference Shares	Vote “FOR”
	(4)	Adjournment (in case of insufficient votes)	Vote “FOR”

To obtain the Shareholder approvals required to effect the Redomiciliation, we will be holding a series of back-to-back meetings to comply with certain U.S. and U.K. requirements.

These back-to-back meetings include the Court Meeting, a meeting ordered by the High Court of Justice of England and Wales, and the General Meeting, a related general meeting of Cushman & Wakefield Shareholders. Each of the Resolutions to be voted on at the Court Meeting and the General Meeting (other than the General Meeting Adjournment Resolution) must be approved by the requisite majority in order for the Redomiciliation to become effective.

In addition, due to applicable rules and regulations of the SEC, we are asking our Shareholders to vote, on a non-binding, advisory basis, on certain governance changes that we are proposing to implement in connection with the Redomiciliation at a separate Shareholders Meeting immediately following the General Meeting. The vote on each of the Advisory Resolutions to be voted on at the Shareholders Meeting (other than the Shareholders Meeting Adjournment Resolution) is only on an advisory basis and will not affect the approval of the Redomiciliation.

The New Cushman & Wakefield Shares will be listed on the NYSE, trading under the symbol “CWK”, the same symbol under which the Cushman & Wakefield Shares are currently trading.

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We are asking Cushman & Wakefield Shareholders to approve the Redomiciliation via the Scheme and certain other related Resolutions. The Scheme will be approved if a majority in number who represent 75 percent or more in value of Cushman & Wakefield Shares present and voting, in person or by proxy, at the Court Meeting approve the Scheme. In addition, we are asking Shareholders to approve certain other matters related to the implementation of the Scheme. These matters require approval by at least 75 percent of the votes cast by Cushman & Wakefield Shareholders, in person or by proxy, at the General Meeting. Approval of each of these other matters by the requisite majority is a condition to the Scheme, and if any one of those matters is not so approved, the Redomiciliation will not occur.

If the Scheme is approved and becomes effective, Shareholders will become shareholders in New Cushman & Wakefield which will have certain different governance arrangements to Cushman & Wakefield. At the same time as seeking Shareholders’ approval for the Scheme, we are therefore also holding Shareholders’ advisory votes, on a non-binding basis, on some of the proposed terms of the New Cushman & Wakefield Bye-laws that are different from the current governance arrangements of Cushman & Wakefield.

These Advisory Resolutions will be considered approved if there is an affirmative vote of a majority of the votes cast by Shareholders, in person or by proxy at the Shareholders Meeting. However, the implementation of the Scheme is not conditional on approval of any of the Advisory Resolutions. Accordingly, a vote against any of the Advisory Resolutions will not count as a vote against the Scheme. Similarly, if any of the Advisory Resolutions are not approved by the requisite majorities, the Board expects to adopt the proposed New Cushman & Wakefield Bye-laws in substantially the form attached to this Document as the Annex. However, the Board reserves the right to exercise its discretion not to adopt the terms referred to in Advisory Resolution No. 3 (Bye-law Provision: Authorization of Preference Shares) if the non-binding, advisory vote in respect of such Advisory Resolution evidences substantial Shareholder opposition.

The Board has determined that the Scheme, including the Redomiciliation and the related governance changes, are in the best interests of Cushman & Wakefield and its Shareholders and, as such, has approved the proposal of the Scheme, including the Redomiciliation and those governance changes. The Board unanimously recommends that you vote “FOR” each of the Resolutions proposed at the Court Meeting, the General Meeting and the Shareholders Meeting, in each case, as described in this Document. All of the members of the Board and all of our executive officers have indicated that they currently intend to vote in favor of each of the Resolutions proposed at the Court Meeting, the General Meeting and the Shareholders Meeting with respect to the Cushman & Wakefield Shares they hold.

This Document provides you with detailed information about the Redomiciliation. We urge you to read all of the information contained and incorporated by reference in this Document, including the “Risk Factors” section, as well as the Annex hereto, carefully and in its entirety. Do not rely solely on this letter or the “Summary” section as a substitute for reading this Document in full.

All Cushman & Wakefield Shareholders are invited to attend the Meetings at which they are entitled to vote in person. Only holders of record of Cushman & Wakefield Shares as of 5:00 p.m. Eastern Time on           , 2025, the Notice Record Date, are entitled to notice of the Meetings or any adjournment or postponement thereof. 5:00 p.m. Eastern Time on           , 2025 will also serve as the record date for determining those holders of Cushman & Wakefield Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of DTC who are entitled to instruct such bank, broker or other nominee on how to vote those Cushman & Wakefield Shares at the Meetings.

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The Voting Record Time, being the record date for determining those Cushman & Wakefield Shareholders who are entitled to vote their Cushman & Wakefield Shares at the Meetings will be 5:00 p.m. Eastern Time on           , 2025 or, if any Meeting is adjourned or postponed by 48 hours or more, on the date that is 10 days prior to the date fixed for the adjourned or postponed Meeting, or, if Cushman & Wakefield gives notice of the adjourned or postponed Meeting, and an entitlement time is specified in that notice, the time specified in that notice.

Your vote is important, regardless of the number of Cushman & Wakefield Shares you own. To make sure your Cushman & Wakefield Shares are represented at the Meetings, please submit your proxy or your instructions to your broker, bank or other nominee as soon as possible, whether or not you plan to attend the Meetings in person. If you have any questions or need assistance voting your Cushman & Wakefield Shares, please contact the Proxy Solicitor by calling +1(877) 750-9497 (within the U.S. and Canada) or +1(412) 232-3651. Brokers and banks may call +1(212) 750-5833.

Sincerely, NOELLE J. PERKINS Executive Vice President, Chief Legal Officer & Secretary

Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transaction described in this Document or the securities to be delivered in the Redomiciliation or determined if this Document is truthful or complete. Any representation to the contrary is a criminal offense.

Neither the Registrar of Companies in Bermuda nor the BMA or any other regulatory body in Bermuda has approved or disapproved of the transaction described in this Document or the securities to be delivered in the Redomiciliation or determined if this Document is truthful or complete. Any representation to the contrary is a criminal offense.

This Document is dated           , 2025 and, together with the Proxy Card(s) enclosed or provided under separate cover, is first being mailed or made available to Cushman & Wakefield Shareholders on or about           , 2025.

* * *

Important Notice Regarding the Availability of Proxy Materials for the Meetings to be Held on           , 2025

This Document and our Annual Report on Form 10-K for the year ended December 31, 2024 are available for viewing, printing and downloading at https://www.envisionreports.com/CWKSPC.

You may request a copy of the materials relating to the Meetings, including the Document and our Form 10-K for the year ended December 31, 2024 by following the instructions on your notice card, or by contacting our Investor Relations team by telephone at +1 312 338-7860 or by e-mail at ir@cushwake.com.

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DEFINITIONS

The following definitions apply throughout this Document, unless the context requires otherwise.

“2016 Equity Incentive Plan”	DTZ Jersey Holdings Limited Management Equity Incentive Plan, amended and restated effective as of January 2016;
“2018 Omnibus Management Plan”	the Third Amended & Restated 2018 Omnibus Management Share and Cash Incentive Plan effective as of May 15, 2025, as the same may be further amended or restated;
“2018 Omnibus Non-Employee Director Plan”	the Second Amended & Restated 2018 Omnibus Non-Employee Director Share and Cash Incentive Plan effective as of May 16, 2024, as the same may be further amended or restated;
“Adjournment Resolution”	the General Meeting Adjournment Resolution and the Shareholders Meeting Adjournment Resolution;
“Advisory Resolutions”	all of the non-binding, advisory resolutions to be proposed at the Shareholders Meeting, other than the Shareholders Meeting Adjournment Resolution;
“AMF”	the French Autorité des Marchés Financiers;
“Annex”	the annex attached to this Document;
“Annual General Meeting”	an annual general meeting of New Cushman & Wakefield Shareholders;
“Articles”	the articles of association of Cushman & Wakefield, as amended from time to time;
“Articles Amendment Resolution”	Resolution No. 3 to be proposed at the General Meeting concerning the amendment of the Articles;
“BEPS”	Base Erosion and Profit Shifting;
“Bermuda Companies Act”	the Companies Act 1981 of Bermuda and all other corporate and tax statutes in effect from time to time in Bermuda that govern Bermuda companies;
“BMA”	Bermuda Monetary Authority;
“Board”	the board of directors of Cushman & Wakefield;
“Business Day”	a day (excluding a Saturday, Sunday, public or bank holiday) on which banks generally are open for business in the City of London, City of Hamilton and City of New York for the transaction of normal banking business;
“Certificated” or “In Certificated Form”	not in uncertificated form (that is, not held in DTC);
“Check-the-Box Election”	as defined in “Part I Explanatory Statement — 4. Re-Registration, Check-the- Box Election, and Dissolution”;
“CITA”	the Corporate Income Tax Act 2023;
“Code”	the Internal Revenue Code of 1986, as amended;
“Companies Act”	the United Kingdom Companies Act 2006 and any statutory modification or re-enactment thereof for the time being in force;
“Company” or “Cushman & Wakefield”	Cushman & Wakefield plc, a public limited company incorporated in England and Wales with registered number 11414195;
“Conditions”	the conditions to the implementation of the Scheme set forth in “Part II Conditions to and Further Terms of the Scheme” of this Document;
“Court”	the High Court of Justice of England and Wales;
“Court Hearing”	the hearing by the Court of the application to approve the Scheme;
“Court Meeting”	the meeting of the Scheme Shareholders convened by order of the Court pursuant to Part 26 of the Companies Act for , 2025 to consider and, if thought fit, approve the Scheme, and any adjournment thereof, notice of which is set out in “Part VI Notice of Court Meeting” of this Document;
“Court Meeting Resolution”	the resolution to be proposed at the Court Meeting;
“Court Order”	the order of the Court sanctioning the Scheme under Part 26 of the Companies Act and confirming the Cushman & Wakefield Reduction of Capital;

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“CTA”	the U.K. Corporation Tax Act 2009;
“Cushman & Wakefield Equity Incentive Plans”	the 2018 Omnibus Management Plan, the 2018 Omnibus Non-Employee Director Plan and the 2016 Equity Incentive Plan together with any additional stock incentive plans approved by Shareholders by resolution at any general meeting of the Company’s Shareholders which may occur on or before the date of the Meetings;
“Cushman & Wakefield Group”	the Cushman & Wakefield group of companies;
“Cushman & Wakefield Reduction of Capital”	the reduction of the Company’s share capital associated with the cancellation and extinguishment of the Scheme Shares provided for by Clause 1 of the Scheme and under Chapter 10 of Part 17 of the Companies Act;
“Cushman & Wakefield Shareholder”	a holder of Cushman & Wakefield Shares;
“Cushman & Wakefield Shares”	the Cushman & Wakefield Ordinary Shares of US$0.10 nominal value each;
“Depositary”	Computershare Trust Company, N.A., as depositary for ordinary shares that could not be deposited with DTC as of the closing of the Company’s initial public offering;
“Document”	this joint proxy statement and Scheme circular document published by Cushman & Wakefield in connection with the Scheme, together with all information incorporated by reference herein;
“DTC”	the relevant system to facilitate the transfer of title to shares in uncertificated form in respect of which The Depository Trust Company is the operator;
“Effective Date”	the day when the Scheme becomes effective;
“ES Act”	the Economic Substance Act 2018 of Bermuda, as amended;
“EUTPA”	the Exempted Undertakings Tax Protection Act 1966;
“Exchange Agent”	Computershare Trust Company, N.A., the exchange agent in connection with the Scheme;
“Exchange Control Act”	the Exchange Control Act 1972;
“FCA”	the United Kingdom Financial Conduct Authority;
“FIRB”	the Australian Foreign Investment Review Board;
“General Meeting”	the general meeting of the Company convened for , 2025, and any adjournment or postponement thereof, notice of which is set out in “Part VII Notice of General Meeting” of this Document;
“General Meeting Adjournment Resolution”	the resolution to be proposed at the General Meeting to adjourn the General Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Scheme Resolutions at the General Meeting;
“General Meeting Resolutions”	all of the special and ordinary resolutions to be proposed at the General Meeting;
“GRA”	gain recognition agreement within the meaning of Treasury regulations section 1.367(a)-8;
“HMRC”	his Majesty’s Revenue & Customs;
“Holder”	a registered holder (including any person(s) entitled by transmission);
“IFRS”	the International Financial Reporting Standards issued by the International Accounting Standards Board, as endorsed by the U.K. Endorsement Board;
“ITA”	the U.K. Income Tax Act 2007;
“Meetings”	the Court Meeting, the General Meeting and the Shareholders Meeting;
“New Cushman & Wakefield”	Cushman & Wakefield Ltd., a new company formed as an exempted company limited by shares incorporated under the Bermuda Companies Act;
“New Cushman & Wakefield Board”	the board of directors of New Cushman & Wakefield;
“New Cushman & Wakefield Bye-laws”	the amended and restated bye-laws of New Cushman & Wakefield adopted on and conditional upon the Scheme becoming effective;
“New Cushman & Wakefield Memorandum of Association”	the memorandum of association of New Cushman & Wakefield;
“New Cushman & Wakefield Shareholder”	a holder of New Cushman & Wakefield Shares;

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“New Cushman & Wakefield Shares”	the common shares, par value US$0.10 per share, of New Cushman & Wakefield;
“New Shares”	B ordinary shares of US$0.10 each in the capital of Cushman & Wakefield;
“Notice Record Date”	as defined in “Expected Timetable of Principal Events”;
“NSIA”	the National Security and Investment Act 2021, as amended;
“NYSE”	the New York Stock Exchange;
“NYSE Shareholder Approval Rule”	as defined in “Part V Additional Information — Related Party Transactions”;
“OECD”	the Organization for Economic Co-operation and Development;
“Original Court Meeting”	the meeting convened by the Court as more particularly detailed in the Original Proxy Statement and Scheme Document;
“Original General Meeting”	the general meeting as more particularly detailed in the Original Proxy Statement and Scheme Document;
“Original Proxy Statement and Scheme Document”	as defined in “Part I Explanatory Statement — 1. Background to and Reasons for the Redomiciliation”;
“Original Scheme”	as defined in “Part I Explanatory Statement — 1. Background to and Reasons for the Redomiciliation”;
“Original Shareholders Meeting”	the shareholders meeting as more particularly detailed in Original Proxy Statement and Scheme Document;
“Overseas Shareholder”	any Scheme Shareholder who the Company or New Cushman & Wakefield reasonably believes is (or is holding some or all of its Scheme Shares on behalf of, or for the benefit of, a person(s) who is) a citizen, resident or national of any jurisdiction outside the United Kingdom, the United States or Bermuda and in respect of whom the Company or New Cushman & Wakefield is advised that the allotment and issue of New Cushman & Wakefield Shares pursuant to the Scheme would, or might, infringe the laws of any jurisdiction outside the United Kingdom, the United States, or Bermuda or would, or might, require the Company or New Cushman & Wakefield to observe any governmental or other consent or effect any registration, filing or other formality with which, in the opinion of the Company or New Cushman & Wakefield, it would be unable to comply or compliance with which it regards as unduly onerous;
“Proposal” or “Redomiciliation”	the introduction of a new Bermuda-incorporated holding company that will become the parent holding company of the Cushman & Wakefield Group and the issuer of the Cushman & Wakefield Shares you hold, to be effected by means of the Scheme of Arrangement;
“Proxy Cards”	the Proxy Cards (labelled “Court Meeting”, “General Meeting” or “Shareholders Meeting”) for use at the applicable Meeting (or any of them as the context may require), which are being sent to Cushman & Wakefield Shareholders;
“Proxy Solicitor”	Innisfree M&A Incorporated, as proxy solicitation agent for the Meetings;
“Related Party Transaction Policies”	as defined in “Part V Additional Information — Related Party Transactions”;
“Registrar of Companies”	the Registrar of Companies in England and Wales;
“Re-Registration”	as defined in “Part I Explanatory Statement — 4. Re-Registration, Check-the- Box Election, and Dissolution”;
“Resolutions”	collectively, the Adjournment Resolutions, the Advisory Resolutions, the Court Meeting Resolution, the Scheme Resolutions and the Shareholders Meeting Resolutions;
“Restricted Jurisdiction”	any jurisdiction (for the avoidance of doubt, excluding the United Kingdom, Bermuda and the United States) where local laws or regulations may result in a significant risk of civil, regulatory or criminal exposure if information concerning the Scheme is sent or made available to Cushman & Wakefield Shareholders in that jurisdiction;
“Scheme” or “Scheme of Arrangement”	the scheme of arrangement proposed to be made under Part 26 of the Companies Act between the Company and the Scheme Shareholders, as set out in “Part III The Scheme of Arrangement” of this Document, with or subject to any modification, addition or condition approved or imposed by the Court;

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“Scheme Record Time”	5:00 p.m. Eastern Time on the Business Day immediately following the date of the Court Hearing;
“Scheme Resolutions”	the General Meeting Resolutions other than the General Meeting Adjournment Resolution;
“Scheme Shareholders”	the holders of the Scheme Shares from time to time;
“Scheme Shares”

(a)   the Cushman & Wakefield Shares in issue at the date of this Document;

(b)   any Cushman & Wakefield Shares issued after the date of this Document and before the Voting Record Time; and

(c)   any Cushman & Wakefield Shares issued at or after the Voting Record Time and prior to the Scheme Record Time, on terms that the holder shall be bound by the Scheme,

and in each case (where the context requires) remaining in issue at the Scheme Record Time and in each case excluding any Cushman & Wakefield Shares held by New Cushman & Wakefield;

“SEC”	the U.S. Securities and Exchange Commission;
“Shareholder”	prior to the Effective Date, a Cushman & Wakefield Shareholder, and, following the Effective Date, a New Cushman & Wakefield Shareholder;
“Shareholder Helpline”	as defined in “Summary”;
“Shareholders Meeting”	the meeting of the Shareholders convened for , 2025, and any adjournment or postponement thereof, notice of which is set out in “Part VIII Notice of Shareholders Meeting” of this Document;
“Shareholders Meeting Adjournment Resolution”	the resolution to be proposed at the Shareholders Meeting to adjourn the Shareholders Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Advisory Resolutions at the Shareholders Meeting;
“Shareholders Meeting Resolutions”	all of the resolutions to be proposed at the Shareholders Meeting;
“Share Restructuring”	the cancellation of the Scheme Shares (as defined in the Scheme) and the issue of the New Cushman & Wakefield Shares to Scheme Shareholders (as defined in the Scheme) pursuant to the Redomiciliation;
“Transfer Agent”	Computershare Trust Company, N.A., as transfer agent for Cushman & Wakefield and New Cushman & Wakefield;
“Uncertificated” or “In Uncertificated Form”	recorded on the relevant register as being held in uncertificated (i.e., book-entry) form, in the name of Cede & Co., and beneficial title to which may, by virtue of the DTC regulations, be transferred by means of DTC;
“United Kingdom” or “U.K.”	the United Kingdom of Great Britain and Northern Ireland;
“United States” or “U.S.”	the United States of America;
“U.S. Exchange Act”	the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time;
“U.S. GAAP”	U.S. generally accepted accounting principles;
“U.S. Securities Act”	the Securities Act of 1933, as amended; and
“Voting Record Time”	5:00 p.m. Eastern Time on , 2025 or, if the Court Meeting, the General Meeting or the Shareholders Meeting, as the case may be, is adjourned or postponed by 48 hours or more, close of business on the date that is 10 days prior to the date fixed for the adjourned or postponed Court Meeting, General Meeting or Shareholders Meeting, as the case may be, or, if the Company gives notice of the adjourned or postponed Court Meeting, General Meeting or Shareholders Meeting, as the case may be, and an entitlement time is specified in that notice, the time specified in that notice.
All references to “£” are to the lawful currency of the United Kingdom.
All references to “US$” or “U.S. dollars” are to the lawful currency of the United States.
All references to “Bermuda dollar” are to the lawful currency of Bermuda.
All references to any statutory provision, law, order or regulation shall be construed as a reference to that provision, law, order or regulation as extended, modified, replaced or re-enacted from time to time and all statutory instruments, regulations and orders from time to time made thereunder or deriving validity therefrom.

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IMPORTANT NOTICES

The Board is soliciting your proxy to vote your Cushman & Wakefield Shares at the applicable Meetings, each of which will be held in person at 1290 Avenue of the Americas, 7th Floor, New York, New York 10104 on           , 2025 (unless adjourned or postponed), and at any adjournments or postponements thereof. The Board is soliciting proxies in order to give all Cushman & Wakefield Shareholders at the Voting Record Time the opportunity to vote on matters that will be presented at the Meetings and at any adjournments or postponements thereof. This Document provides information on these matters to assist you in voting your Cushman & Wakefield Shares.

If you sell or otherwise transfer, or have sold or otherwise transferred, all of your Cushman & Wakefield Shares, promptly send this Document and the accompanying documents (other than any documents or forms personalized to you) to the purchaser or transferee, or to the bank, stockbroker or other agent through whom such sale or transfer was effected for delivery to the purchaser or transferee. However, this Document and the accompanying documents must not be forwarded, distributed or transmitted in, into or from any jurisdiction where to do so would violate the laws of that jurisdiction. If you sell or otherwise transfer, or have sold or otherwise transferred, part, but not all, of your Cushman & Wakefield Shares, retain this Document and the accompanying documents and contact the bank, stockbroker or other agent through whom such sale or transfer was effected.

The action to be taken by Cushman & Wakefield Shareholders in respect of the applicable Meetings is explained in “Action to be Taken” and “Part I Explanatory Statement — 17. Action to be Taken,” respectively.

Restricted Jurisdictions and Overseas Shareholders

The release, publication or distribution of this Document in, into or from jurisdictions other than the United Kingdom, the United States or Bermuda may be restricted by law. Any person who is subject to the law of any jurisdiction other than the United Kingdom, the United States or Bermuda should inform themselves of, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the United Kingdom, the United States or Bermuda to vote their Cushman & Wakefield Shares with respect to the Scheme at the Meetings, or to appoint another person as proxy to vote at the Meetings on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located. Any failure to comply with applicable restrictions may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Scheme disclaim any responsibility or liability for the violation of such restrictions by any person. This Document has been prepared for the purposes of complying with English law, the proxy solicitation rules under the U.S. Exchange Act and the listing standards of the NYSE, and the information disclosed herein may not be the same as that which would have been disclosed if this Document had been prepared in accordance with the laws and regulations of other jurisdictions.

Unless otherwise determined by Cushman & Wakefield and permitted by applicable laws and regulations, this Document will not be made available, directly or indirectly, in, into or from any Restricted Jurisdiction or any other jurisdiction where to do so would violate the laws of that jurisdiction, and no person may vote in favor of the Scheme, the matters presented at the General Meeting or the matters presented at the Shareholders Meeting by any use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction. Accordingly, copies of this Document will not be and must not be mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction or any jurisdiction where to do so would violate the laws of that jurisdiction, and persons receiving this Document (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send it in, into or from any Restricted Jurisdiction or any jurisdiction where to do so would violate the laws of that jurisdiction.

In connection with the Scheme, if, in respect of any Scheme Shareholder who the Company or New Cushman & Wakefield reasonably believes is (or is holding some or all of its Scheme Shares on behalf of, or for the benefit of, a person(s) who is) a citizen, resident or national of any jurisdiction outside the United Kingdom, the United States or Bermuda, the Company or New Cushman & Wakefield is advised that the allotment and issue of New Cushman & Wakefield Shares pursuant to the Scheme would, or might, infringe the laws of any jurisdiction outside the United Kingdom, the United States, or Bermuda or would, or might, require the Company or New Cushman & Wakefield to observe any governmental or other consent or effect any registration, filing or other formality with which, in the opinion of the Company or New Cushman & Wakefield, it would be unable to comply or compliance with which it regards as unduly onerous, then: (a) the Company may, subject to the amendment of the Articles pursuant to the Articles Amendment Resolution (unless such Scheme Shareholder satisfies the Company that no such violation or requirement would apply), in its sole discretion, appoint any person to execute as transferor an instrument of transfer

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transferring, prior to the Scheme Record Time, some or all of the Scheme Shares held by such Scheme Shareholder to a nominee to hold such Scheme Shares in trust for that Scheme Shareholder, on terms that the nominee shall sell the New Cushman & Wakefield Shares that it receives pursuant to the Scheme in respect of such Scheme Shares as soon as practicable following the Effective Date, or (b) New Cushman & Wakefield may, in its sole discretion, determine that some or all of the New Cushman & Wakefield Shares that would otherwise be allotted and issued to such Scheme Shareholder pursuant to the Scheme shall instead be allotted and issued to a nominee appointed by New Cushman & Wakefield as trustee for such Scheme Shareholder, on terms that they shall, as soon as practicable following the Effective Date, be sold on behalf of such Scheme Shareholder at the best price which can reasonably be obtained and the net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including any taxes or duties payable) shall be paid to such Scheme Shareholder in accordance with the provisions of Clause 4 of the Scheme. In the absence of bad faith or wilful default, none of the Company, New Cushman & Wakefield, the nominee and any broker or agent of any of them shall have any liability for any loss or damage arising as a result of the timing or terms of any such sale.

THIS DOCUMENT DOES NOT CONSTITUTE, AND MAY NOT BE USED FOR THE PURPOSES OF, AN OFFER TO SELL OR AN INVITATION OR THE SOLICITATION OF AN OFFER TO SUBSCRIBE FOR OR BUY ANY NEW CUSHMAN & WAKEFIELD SHARES BY ANY PERSON IN ANY RESTRICTED JURISDICTION. NO ACTION HAS BEEN OR WILL BE TAKEN IN ANY JURISDICTION BY ANY SUCH PERSON THAT WOULD PERMIT A PUBLIC OFFERING OF NEW CUSHMAN & WAKEFIELD SHARES IN ANY JURISDICTION WHERE ACTION FOR THAT PURPOSE IS REQUIRED, NOR HAS ANY SUCH ACTION BEEN TAKEN WITH RESPECT TO THE POSSESSION OR DISTRIBUTION OF THIS DOCUMENT OTHER THAN IN ANY JURISDICTION WHERE ACTION FOR THAT PURPOSE IS REQUIRED. NONE OF CUSHMAN & WAKEFIELD, NEW CUSHMAN & WAKEFIELD OR THEIR RESPECTIVE ASSOCIATES, DIRECTORS, OFFICERS, AGENTS OR ADVISORS ACCEPTS ANY RESPONSIBILITY FOR ANY VIOLATION OF ANY OF THESE RESTRICTIONS BY ANY OTHER PERSON.

The availability of New Cushman & Wakefield Shares under the Scheme to Cushman & Wakefield Shareholders who are (or are holding some or all of their Cushman & Wakefield Shares on behalf of, or for the benefit of, a person(s) who is) not resident in the United Kingdom, the United States or Bermuda may be affected by the laws of the relevant jurisdictions in which they are resident. Persons who are not resident in the United Kingdom, the United States or Bermuda should inform themselves of, and observe, any applicable legal or regulatory requirements.

Further details relating to Overseas Shareholders are set forth in “Part I Explanatory Statement — 16. Securities Laws Considerations — Restricted Jurisdictions and Overseas Shareholders”.

Accounting Standards

The financial information included in this Document has been prepared in accordance with U.S. GAAP.

Special Note Regarding Forward-Looking Statements

This Document contains forward-looking statements. All statements contained in this Document other than statements of historical fact, including statements relating to the Meetings, the Redomiciliation, trends in or expectations relating to the expected effects of our initiatives, strategies and plans, as well as trends in or expectations regarding our financial results and long-term growth model and drivers, and regarding our business strategy and plans and our objectives for future operations, are forward-looking statements. The words “can,” “believe,” “may,” “will,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “seek” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to, the risks detailed in this Document and in our filings with the SEC, including the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2024. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this Document may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results. We assume no obligation to update any of these forward-looking statements after the date of this Document, except as required by law.

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SUMMARY

This Document describes the Scheme, the General Meeting Resolutions, the Advisory Resolutions and the Redomiciliation that will result in a new Bermuda-incorporated parent holding company of the Cushman & Wakefield Group and other related matters.

Here is what you need to do now:

•	read the letter from Michelle MacKay, Chief Executive Officer of the Company, which begins on the cover of this Document and briefly explains the Redomiciliation;

•	read the letter from Noelle Perkins, Executive Vice President, Chief Legal Officer & Secretary, and “Action to be Taken,” which explain the actions to be taken by you, including how to make sure your vote is counted;

•	read this “Summary”;

•	read “Part I Explanatory Statement” and the remainder of this Document in its entirety;

•	submit your proxy or your instructions to your bank, broker or other nominee as soon as possible, whether or not you plan to attend the Meetings in person; and

•	if you have any questions, contact the Shareholder helpline, details of which are set forth below (the “Shareholder Helpline”).

SHAREHOLDER HELPLINE

If you have any further questions about voting or attending the Meetings, please call the Cushman & Wakefield Investor Relations team by telephone at +1 312 338-7860 or by e-mail at ir@cushwake.com or contact the Proxy Solicitor at +1(877) 750-9497 (within the U.S. and Canada) or +1(412) 232-3651. Brokers and banks may call +1(212) 750-5833.

This “Summary” highlights selected information from this Document and may not contain all of the information that is important to you. Shareholders are urged to read the information contained and incorporated by reference in this Document, as well as the Annex, carefully and in their entirety. Do not solely rely on this “Summary” or regard reading this “Summary” as a substitute for reading this Document carefully and in its entirety.

The Redomiciliation

The Scheme (see “Part III The Scheme of Arrangement”)

The Scheme, if it is approved and becomes effective, will result in: (a) New Cushman & Wakefield, a new holding company incorporated in Bermuda, becoming the parent holding company of the Cushman & Wakefield Group, (b) Cushman & Wakefield Shareholders holding the same number of New Cushman & Wakefield Shares as the Cushman & Wakefield Shares they held as of the Scheme Record Time, and (c) Cushman & Wakefield becoming a wholly-owned, direct subsidiary of New Cushman & Wakefield. Following the Effective Date, the Cushman & Wakefield Group, with New Cushman & Wakefield as its parent holding company, will continue to conduct materially the same business operations as were conducted by the Cushman & Wakefield Group prior to the Effective Date. No existing operating business of the Cushman & Wakefield Group will be transferred to Bermuda by virtue of the Scheme.

Under the Scheme, on the Effective Date, New Cushman & Wakefield will issue the New Cushman & Wakefield Shares to all Cushman & Wakefield Shareholders as of the Scheme Record Time, and accordingly, on the Effective Date all Cushman & Wakefield Shares will be cancelled, and Cushman & Wakefield Shareholders will receive fully paid and non-assessable New Cushman & Wakefield Shares as follows:

•	one New Cushman & Wakefield Share for each Cushman & Wakefield Share held at the Scheme Record Time.

The Board may exercise its discretion to delay or abandon the Scheme and the Redomiciliation at any time, including after Shareholder approval has been obtained at the Meetings. See “Risk Factors — Risks Associated with the Redomiciliation — The Board may choose to delay or abandon the Scheme and the Redomiciliation at any time prior to the Effective Date,” as well as the other risk factors set forth under “Forward-Looking Statements” and “Risk Factors”.

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Advisory Resolutions (see “Part I Explanatory Statement — 3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions —Shareholders Meeting”)

Due to applicable rules and regulations of the SEC, we are asking our Shareholders to vote, on a non-binding, advisory basis, on certain governance changes that we are proposing to implement in connection with the Redomiciliation at the Shareholders Meeting. The vote on each of the Shareholders Meeting Resolutions (other than the Shareholders Meeting Adjournment Resolution) is only on an advisory basis and will not affect the approval of the Redomiciliation. If any of the Advisory Resolutions are not approved by the requisite majorities, the Board expects to adopt the proposed New Cushman & Wakefield Bye-laws in substantially the form attached to this Document as the Annex. However, the Board reserves the right to exercise its discretion not to adopt the terms referred to in Advisory Resolution No. 3 (Bye-law Provision: Authorization of Preference Shares) if the non-binding, advisory vote in respect of such Advisory Resolution evidences substantial Shareholder opposition.

Meetings and Consents for Implementation of the Proposal and Advisory Resolutions (see “Part I Explanatory Statement — 3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions”)

Court Meeting

The Court Meeting has been convened, pursuant to an order of the Court, to enable the Cushman & Wakefield Shareholders, to consider and approve the Scheme (and therefore the Redomiciliation). See “Part I Explanatory Statement — 3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions”.

The approval required to approve the Scheme at the Court Meeting is a majority in number who represent 75 percent or more in value of the Cushman & Wakefield Shares held by Scheme Shareholders present and voting, in person or by proxy, at the Court Meeting.

FOR	THE BOARD UNANIMOUSLY RECOMMENDS THAT CUSHMAN & WAKEFIELD SHAREHOLDERS VOTE “FOR” THE COURT MEETING RESOLUTION AT THE COURT MEETING.

General Meeting

Following the Court Meeting, the following General Meeting Resolutions are to be considered at the General Meeting, each as described below and in more detail in “Part I Explanatory Statement — 3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions — General Meeting”.

We are asking Shareholders to approve Scheme Resolutions No. 1 through No. 4, which relate to certain procedural matters necessary to implement the Scheme.

1.	Scheme Resolution No. 1: Approval of Scheme.

The purpose of Scheme Resolution No. 1 is to approve the Scheme and give the Board the authority to carry out the procedural actions necessary to implement the Scheme.

2.	Scheme Resolution No. 2: Cushman & Wakefield Reduction of Capital.

The purpose of Scheme Resolution No. 2 is to authorize the reduction of the Company’s share capital associated with the cancellation and extinguishment of the Scheme Shares.

3.	Scheme Resolution No. 3: Articles Amendments.

The purpose of Scheme Resolution No. 3 is to amend the Articles to ensure that any additional Cushman & Wakefield Shares issued pursuant to the Cushman & Wakefield Equity Incentive Plans, or otherwise, are, dependent on timing, either subject to the Scheme or exchanged for New Cushman & Wakefield Shares following the Scheme, pursuant to the Articles. In addition, the proposed amendment to the Articles will create a new class of B ordinary shares with a nominal value of US$0.10, which will facilitate the issue of the New Shares to New Cushman & Wakefield required as part of the Scheme.

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4.	Scheme Resolution No. 4: Issue of New Shares to New Cushman & Wakefield.

The purpose of Scheme Resolution No. 4 is to approve the issue of the New Shares to New Cushman & Wakefield as part of the Scheme such that Cushman & Wakefield will become a wholly-owned, direct subsidiary of New Cushman & Wakefield.

5.	Adjournment.

The purpose of the General Meeting Adjournment Resolution is to approve the adjournment of the General Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Scheme Resolutions.

FOR	THE BOARD UNANIMOUSLY RECOMMENDS THAT CUSHMAN & WAKEFIELD SHAREHOLDERS VOTE “FOR” EACH OF THE GENERAL MEETING RESOLUTIONS AT THE GENERAL MEETING.

Each of the General Meeting Resolutions other than the General Meeting Adjournment Resolution to be considered at the General Meeting is a special resolution which requires approval by at least 75 percent of the votes cast by Cushman & Wakefield Shareholders, in person or by proxy. The General Meeting Adjournment Resolution is an ordinary resolution which requires approval by a majority of the votes cast by Cushman & Wakefield Shareholders, in person or by proxy.

Approval of each of the Scheme Resolutions is a condition to the implementation of the Scheme. Accordingly, a vote against any of the Scheme Resolutions will be a vote against the Scheme.

Shareholders Meeting

Following the General Meeting, the following Shareholders Meeting Resolutions are to be considered at the Shareholders Meeting, each as described below and in more detail in “Part I Explanatory Statement — 3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions — Shareholders Meeting”.

Due to applicable rules and regulations of the SEC, we are asking our Shareholders to vote, on a non-binding, advisory basis, on certain governance changes we are proposing to implement in the New Cushman & Wakefield Bye-laws in connection with the Redomiciliation.

1.	Board Declassification.

The purpose of this Advisory Resolution is to seek our Shareholders’ views, on a non-binding, advisory basis, on the declassification of the New Cushman & Wakefield Board, which would provide Shareholders with the ability to vote on the election of the entire New Cushman & Wakefield Board on an annual basis (with such declassification to be phased in gradually over a three-year period beginning in 2026 at the first Annual General Meeting of Shareholders following the completion of the Redomiciliation). Currently, under the Articles, directors are divided into three classes, and directors in each class are elected every third year to serve three-year terms. If the Redomiciliation is completed, the declassification process will take place as follows: directors who stand for election at the 2026 Annual General Meeting (Class II directors) will be eligible to be elected to serve a one-year term; directors who stand for election at the 2027 Annual General Meeting (Class II and Class III directors) will be eligible to be elected to serve a one-year term; and directors who stand for election at the 2028 Annual General Meeting and at each Annual General Meeting thereafter (all directors) will be eligible to be elected to serve a one-year term. The Company is seeking approval of this Advisory Resolution, in part, because the current trend in corporate governance is leading away from classified boards in favor of electing all directors annually, and the Company also recognizes that a classified board structure may reduce directors’ accountability to Shareholders because such a structure does not enable Shareholders to express a view on each director’s performance by means of an annual vote. Moreover, many institutional investors believe that the election of directors is the primary means for Shareholders to influence corporate governance policies and to increase accountability for implementing those policies.

2.	Business Combinations.

The purpose of this Advisory Resolution is to seek our Shareholders’ views, on a non-binding, advisory basis, on the approval threshold in the New Cushman & Wakefield Bye-laws for mergers and certain other business combinations. The Board believes that the proposed approval threshold of a majority of New Cushman & Wakefield Shares outstanding (instead of the current supermajority approval threshold in the U.K.), regardless of whether the

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transaction has approval of the New Cushman & Wakefield Board, would enable New Cushman & Wakefield to more easily effect business combinations supported by Shareholders.

3.	Authorization of Preference Shares.

The purpose of this Advisory Resolution is to seek our Shareholders’ views, on a non-binding, advisory basis, on the authorization of preference shares in the New Cushman & Wakefield Bye-laws. The Company believes that the ability to issue preference shares will provide New Cushman & Wakefield with greater flexibility to take advantage of potential financing and acquisition opportunities as they arise without the expense and delay of additional meetings of the Shareholders, as well as to improve New Cushman & Wakefield’s ability to attract investment capital as various series of preference shares may be created and customized from time to time to meet the needs of any particular transaction and/or market conditions. The New Cushman & Wakefield Board will not use its power to issue preference shares for any defensive or anti-takeover purpose or for the purpose of implementing any shareholder rights plan without the approval of Shareholders.

4.	Adjournment.

The purpose of the Shareholders Meeting Adjournment Resolution is to approve the adjournment of the Shareholders Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Advisory Resolutions.

FOR	THE BOARD UNANIMOUSLY RECOMMENDS THAT CUSHMAN & WAKEFIELD SHAREHOLDERS VOTE “FOR” EACH OF THE SHAREHOLDERS MEETING RESOLUTIONS AT THE SHAREHOLDERS MEETING.

Each of the Shareholder Meeting Resolutions to be considered at the Shareholders Meeting will be considered approved by the affirmative vote of a majority of the votes cast by the Cushman & Wakefield Shareholders, in person or by proxy at the Shareholders Meeting.

However, the implementation of the Scheme is not conditional on approval of any of the Advisory Resolutions. Accordingly, a vote against any of the Advisory Resolutions will not count as a vote against the Scheme. Similarly, if any of the Advisory Resolutions are not approved by the requisite majorities, the Board expects to adopt the proposed New Cushman & Wakefield Bye-laws in substantially the form attached to this Document as the Annex. However, the Board reserves the right to exercise its discretion not to adopt the terms referred to in Advisory Resolution No. 3 (Bye-law Provision: Authorization of Preference Shares) if the non-binding, advisory vote in respect of such Advisory Resolution evidences substantial Shareholder opposition.

Please note that the Shareholders Meeting is an advisory meeting called by the Board to meet the Company’s obligations under applicable rules and regulations of the SEC, it is not a general meeting of the Shareholders of Cushman & Wakefield, and as such, is not required to be held in accordance with the provisions of the Companies Act, the Articles or English law governing general meetings.

Quorum and Voting at the Meetings

A quorum of Shareholders is necessary to validly hold each of the Meetings. A quorum will be present at the Court Meeting if two or more Shareholders entitled to vote are present in person or are represented by proxy. A quorum will be present at the General Meeting if Shareholders who together represent at least the majority of the voting rights of all the Shareholders entitled to vote at the General Meeting are present in person or are represented, by proxy. A quorum will be present at the Shareholders Meeting if two or more Shareholders entitled to vote are present in person or are represented by proxy.

Except as set forth herein, all Shareholders whose Cushman & Wakefield Shares are registered directly in their names on the Company’s register of members maintained by the Transfer Agent at the Voting Record Time will be entitled to vote at the applicable Meeting in respect of the Cushman & Wakefield Shares registered in their names at such time.

If your Cushman & Wakefield Shares are held in the name of a broker, bank or other nominee within the facilities of DTC, you are a beneficial owner of the Cushman & Wakefield Shares held in “street name” and this Document is being made available or forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your Cushman & Wakefield Shares. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your Cushman & Wakefield Shares are voted in the way you would like at the applicable Meeting. Your bank, broker or other nominee will send you specific instructions in this regard to vote your Cushman & Wakefield Shares.

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If a broker of Cushman & Wakefield Shares does not have discretionary authority to vote those Cushman & Wakefield Shares on any proposal, or if those Cushman & Wakefield Shares are voted in circumstances in which proxy authority is defective or has been withheld with respect to any proposal, those Cushman & Wakefield Shares are considered “broker non-votes” with respect to such proposal and will not be voted. Such “broker non-votes” will be counted for purposes of determining whether a quorum is present at the General Meeting and the Shareholders Meeting, but will not be counted for purposes of determining whether a quorum is present at the Court Meeting for purposes of voting on the Scheme or any of the other Resolutions because all of the Resolutions are considered “non-routine” matters under NYSE Rule 452, as described below and in more detail in “Questions and Answers — The Meetings —What are ‘broker non-votes’ and how are they treated?”

If you hold depositary receipts through the Depositary, this Document is being made available or forwarded to you by the Depositary. Because each depositary receipt represents one Cushman & Wakefield Share, you have the right to direct the Depositary on how to vote your depositary receipts by following the instructions provided to you by the Depositary.

For more information on the Meetings, see “Part I Explanatory Statement — 3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions”. For more details on how to vote at the Meetings, see “Action to be Taken — Voting at the Meetings”.

Recommendation of the Board (see “Part I Explanatory Statement — 1. Background to and Reasons for the Redomiciliation”)

For the reasons described in “Part I Explanatory Statement — 1. Background to and Reasons for the Redomiciliation”, the Board unanimously recommends that Cushman & Wakefield Shareholders vote “FOR” the Court Meeting Resolution at the Court Meeting, “FOR” each of the General Meeting Resolutions at the General Meeting and “FOR” each of the Shareholders Meeting Resolutions at the Shareholders Meeting. As of           , 2025, Cushman & Wakefield’s directors and executive officers beneficially owned in the aggregate less than one percent of the Cushman & Wakefield Shares. All of the members of the Board and all of Cushman & Wakefield’s executive officers have indicated to the Company that they currently intend to vote their Cushman & Wakefield Shares in favor of the Court Meeting Resolution, the General Meeting Resolutions and the Shareholders Meeting Resolutions.

Interests of Certain Persons in Matters to be Acted Upon (see “Part V Additional Information — Information on the Cushman & Wakefield and New Cushman & Wakefield Directors”)

The effect of the Scheme on the interests of the directors and executive officers in their capacity as Cushman & Wakefield Shareholders will not differ from the effect of the Scheme on the interests of other Cushman & Wakefield Shareholders. The directors and the executive officers of Cushman & Wakefield have certain interests in the Redomiciliation that are in addition to their interests as Shareholders. For more information on these interests, see “Part V Additional Information — Information on the Cushman & Wakefield and New Cushman & Wakefield Directors”.

Reasons for the Redomiciliation (see “Part I Explanatory Statement — 1. Background to and Reasons for the Redomiciliation”)

Cushman & Wakefield has concluded that moving the jurisdiction of incorporation for its parent holding company to Bermuda from England and Wales will facilitate the Company’s ability to deliver sustainable long-term value creation for Shareholders. The principal objective of the Redomiciliation is to facilitate Shareholder value creation by reducing the administrative burden and associated costs of dual regulation in the U.S. and the U.K. Currently, the Company is subject to the requirements of two separate, and mismatched, regulatory frameworks: the securities laws of the United States (including applicable NYSE listing requirements), and the U.K. Companies Act (including the Financial Reporting Council). Although there is conceptual overlap between the two frameworks, compliance with each has separate and unique requirements, with significant administrative burden and associated costs. For example, the Company must go through the year-end close process twice, in two different jurisdictions, with two different statutory filing requirements. Because of this, the Company must maintain, among other things: (a) two sets of financial statements, each of which must be independently audited in accordance with two different accounting standards, (b) two separate audits, each by an entirely different audit team (one in the U.S. and one in the U.K.), and (c) two separate annual reports, encompassing two separate executive compensation reports, two ESG reporting frameworks, and two Board approvals, prepared with the support of two sets of law firms, tax consultants, and executive compensation consultants.

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By moving to Bermuda, the Company estimates that it will save more than US$3 million annually from reduced administrative, accounting, tax and legal complexity. That total includes quantitative and qualitative savings from alleviating the cumbersome dual compliance mandate placed on our corporate staff and does not reflect additional legal, administrative and compliance costs that we expect to save in the future relating to certain potential ordinary course transactions including share repurchases. While the total costs of the redomiciliation process are expected to be approximately US$4 million, the Company expects to recoup these costs in approximately 12 to 18 months, based solely on estimated annual savings.

The Redomiciliation is also an opportunity to better align our corporate governance with the expectations of our largely U.S. Shareholder base under the more adaptable and business-friendly corporate law of Bermuda, while allowing us to maintain strong corporate governance, a stable corporate structure, and capital flexibility.

Conditions to and Further Terms of the Scheme (see “Part II Conditions to and Further Terms of the Scheme”)

The Scheme is subject to the satisfaction (or if not satisfied, to the extent permitted by applicable law, waiver) of the Conditions, each of which needs to be satisfied (or, to the extent permitted by applicable law, waived) in order for the Scheme to be implemented, and to the further terms set forth in “Part II Conditions to and Further Terms of the Scheme”.

The implementation of the Scheme is conditional upon, among other things: (a) the Scheme being approved by a majority in number who represent 75 percent or more in value of Cushman & Wakefield Shares held by Scheme Shareholders present and voting, in person or by proxy, at the Court Meeting, (b) each of the Scheme Resolutions being passed by the requisite majority at the General Meeting, (c) the approval of the Court, and (d) receipt of any required regulatory and foreign investment approvals, including any such approvals as are customary and necessary in the context of a transaction similar to that contemplated under the Scheme, given the nature of Cushman & Wakefield’s business. For more details, see “Part II Conditions to and Further Terms of the Scheme”.

Regulatory Approvals (see “Part II Conditions to and Further Terms of the Scheme”)

The only governmental or regulatory approvals or actions that are required to complete the Redomiciliation are compliance with U.S. federal and state securities laws, the NYSE rules and regulations, and all applicable laws in the United Kingdom, the United States, Bermuda and the various countries in which we do business, including certain approvals from FIRB, the FCA, the AMF, and under the NSIA.

Accounting Treatment of the Scheme (see “Part I Explanatory Statement —19. Accounting Treatment of the Scheme”)

Historical cost basis accounting, rather than acquisition method accounting, will be applied to the Scheme under U.S. GAAP. Given that, for accounting purposes, there will be no change in control of Cushman & Wakefield and the Shareholders will be in the same economic position immediately before and after the Redomiciliation, and because the Redomiciliation will be accounted for as an internal reorganization of entities under common control, there will be no revaluation of Cushman & Wakefield’s assets and liabilities.

Effectiveness of the Scheme

If the Scheme is sanctioned by the Court and the other conditions to the Scheme have been satisfied (or if not satisfied, to the extent permitted by applicable law, waived), the Scheme will become effective on the Effective Date.

More detail on the expected transaction timetable and further information about the Scheme is set forth in “Expected Timetable of Principal Events” and “Part I Explanatory Statement”.

Material Tax Consequences

Determining the actual tax consequences to you may be complex and will depend on your specific situation. Accordingly, the tax consequences summarized below may not apply to all Cushman & Wakefield Shareholders,

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and you should consult your own tax advisor regarding the particular U.K., Bermuda, U.S. (federal, state and local), and other tax consequences of the Redomiciliation and your subsequent ownership and disposition of the New Cushman & Wakefield Shares in light of your particular situation.

Material U.K. Tax Consequences (see “Part IV Taxation — Material U.K. Tax Consequences — The Redomiciliation”)

Holders should not recognize any gain or loss for U.K. income tax and corporation tax purposes solely as a result of the Redomiciliation (on the basis of and subject to the matters described in “Part IV Taxation — Material U.K. Tax Consequences — The Redomiciliation”).

Material Bermuda Tax Consequences (“Part IV Taxation — Material Bermuda Tax Consequences”)

New Cushman & Wakefield intends to obtain an assurance from the Minister of Finance of Bermuda under the EUTPA that, in the event that any legislation is enacted in Bermuda imposing any tax computed on profits or income, or computed on any capital asset, gain or appreciation or any tax in the nature of estate duty or inheritance tax, such tax shall not, until March 31, 2035, be applicable to New Cushman & Wakefield or to any of its operations or shares, debentures or other obligations except insofar as such tax applies to persons ordinarily resident in Bermuda or is payable by New Cushman & Wakefield in respect of real property owned or leased by it in Bermuda. However, the CITA provides that any applicable liability for tax chargeable pursuant to the CITA shall apply notwithstanding any assurance given pursuant to the EUTPA. As a result, there may be adverse tax consequences insofar as the CITA applies to New Cushman & Wakefield or to any of its operations or shares, debentures or other obligations.

Material U.S. Federal Income Tax Consequences (see “Part IV Taxation —Material U.S. Federal Income Tax Consequences)

U.S. Holders and non-U.S. Holders (each as defined in “Part IV Taxation — Material U.S. Federal Income Tax Consequences”) should not recognize any gain or loss for U.S. federal income tax purposes solely as a result of the exchange of Cushman & Wakefield Shares for New Cushman & Wakefield Shares in the Redomiciliation. Please see “Part IV Taxation — Material U.S. Federal Income Tax Consequences”.

Other Information

Rights of Dissenting Shareholders

No appraisal or similar rights of dissenting Shareholders will apply in connection with the Scheme because no such rights are applicable under English law. However, objections to the Scheme may be raised at the Court Hearing, as explained in “Part II Conditions to and Further Terms of the Scheme”.

Stock Exchange Listing (see “Part I Explanatory Statement — Shareholders Meeting —12. Listing and Trading”)

The New Cushman & Wakefield Shares will be listed on the NYSE, trading under the symbol “CWK”, the same symbol under which the Cushman & Wakefield Shares are currently trading. We have no current plans to list the New Cushman & Wakefield Shares on any other securities exchange.

Market Price

On           , 2025, the most recent practicable date prior to the date of this Document, the closing price of the Cushman & Wakefield Shares on the NYSE was US$           per share.

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QUESTIONS AND ANSWERS

The following questions and answers are intended to briefly address some commonly asked questions regarding the Redomiciliation, including the Scheme, the Court Meeting Resolution, the General Meeting Resolutions, the Shareholders Meeting Resolutions and the Meetings. These questions and answers may not address all questions that may be important to you. Refer to the more detailed information included elsewhere in and incorporated by reference into this Document. For instructions on obtaining the documents incorporated by reference herein, see “Part V Additional Information — Where You Can Find More Information”.

Information about this Document

Why am I receiving this Document?

You are receiving this Document because you are being asked to approve a proposed scheme of arrangement under the laws of England and Wales that would result in a new holding company incorporated in Bermuda, New Cushman & Wakefield, becoming the parent holding company of the Cushman & Wakefield Group and the issuer of the Cushman & Wakefield Shares you hold, and in connection with the Redomiciliation, to approve certain governance changes we are proposing to implement in the New Cushman & Wakefield Bye-laws.

In the Scheme, New Cushman & Wakefield will issue the New Cushman & Wakefield Shares to you as of the Scheme Record Time on a one-for-one basis to your holdings of Cushman & Wakefield Shares. The New Cushman & Wakefield Shares will be listed on the NYSE, trading under the symbol “CWK”, the same symbol under which the Cushman & Wakefield Shares are currently trading.

The implementation of the Scheme requires Cushman & Wakefield Shareholders to vote on the Scheme, the General Meeting Resolutions, and the Shareholders Meeting Resolutions at the respective Meetings, which is why we have called the Meetings and sent you this Document. We have also sent you this Document to comply with our obligations under the U.S. Exchange Act in connection with the solicitation of proxies for use at the Meetings.

What is this Document?

This Document comprises an explanatory statement in compliance with section 897 of the Companies Act and a proxy statement under the U.S. Exchange Act that serves to enable the Board to solicit proxies “FOR” the Court Meeting Resolution at the Court Meeting, “FOR” each of the General Meeting Resolutions at the General Meeting and “FOR” each of the Shareholders Meeting Resolutions at the Shareholders Meeting.

The Redomiciliation

Why is the Board proposing the Redomiciliation?

Cushman & Wakefield has concluded that moving the jurisdiction of incorporation for its parent holding company to Bermuda from England and Wales will facilitate the Company’s ability to deliver sustainable long-term value creation for Shareholders. The principal objective of the Redomiciliation is to facilitate Shareholder value creation by reducing the administrative burden and associated costs of dual regulation in the U.S. and the U.K. By moving to Bermuda, the Company estimates that it will save more than US$3 million annually from reduced administrative, accounting, tax and legal complexity. That total includes quantitative and qualitative savings from alleviating the cumbersome dual compliance mandate placed on our corporate staff and does not reflect additional legal, administrative and compliance costs that we expect to be saved in the future relating to certain potential ordinary course transactions including share repurchases. While the total costs of the redomiciliation process are expected to be approximately US$4 million, the Company expects to recoup these costs in approximately 12 to 18 months, based solely on estimated annual savings. The Redomiciliation is also an opportunity to better align our corporate governance with the expectations of our largely U.S. Shareholder base under the more adaptable and business-friendly corporate law of Bermuda, while allowing us to maintain strong corporate governance, a stable corporate structure, and capital flexibility.

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What is a scheme of arrangement?

A scheme of arrangement is an English law statutory procedure provided for in the Companies Act. Schemes of arrangement permit a company to enter into an arrangement with its shareholders, under which the company and its shareholders can agree to anything they are lawfully entitled to so agree. Shareholders approve the terms of the scheme of arrangement by voting on the proposal put to them by the company, which must be approved by a majority in number of the shareholders present and voting, holding at least 75 percent in value of the shares present and voting. Thereafter, a scheme must be sanctioned by the Court before it becomes effective.

Commonly, schemes of arrangement are used to effect transformative structural changes to a company, such as a takeover, a reorganization, a return of capital or a demerger transaction. One of the other common uses of a scheme of arrangement (and the purpose of the Scheme for which we are seeking your approval) is the insertion of a new group holding company to effect the redomiciliation of a group of companies from one jurisdiction to another. The Company is proposing to use a scheme of arrangement to implement the Redomiciliation.

The conduct of schemes of arrangements is regulated by the English courts. The Court controls the statutory procedure and provides permission for a copy of the document setting out the terms of the scheme to be sent to shareholders. If the relevant proposal achieves the requisite shareholder approval, the Court has jurisdiction to “sanction”, i.e., provide official permission or approval for, such arrangements. Once the scheme receives permission from the Court, you will be bound by its terms regardless of whether or how you voted.

Why is the Board implementing the Redomiciliation by way of a scheme of arrangement?

The Company intends to implement the Redomiciliation by way of a Scheme of Arrangement as it is a formal procedure under the Companies Act that is commonly used to carry out corporate reorganizations. If the relevant approvals are obtained from both the Shareholders and the Court, the use of a Scheme of Arrangement provides clarity to the Company and its Shareholders, as you will be bound by the Scheme regardless of whether or how you voted.

What are the steps to implement the Redomiciliation by way of a scheme of arrangement?

The particular type of scheme of arrangement Cushman & Wakefield is proposing to use to implement the Redomiciliation is known as a “cancellation scheme”. Under a cancellation scheme, a company cancels all of its outstanding shares by way of a reduction of capital (in this case, the Cushman & Wakefield Reduction of Capital). This cancellation creates a credit arising in its books of account which is “capitalized” (i.e., converted into share capital) with such new share capital being issued to a third party (in this case, New Cushman & Wakefield). New Cushman & Wakefield will be required to (and will commit to the Court that it will) issue New Cushman & Wakefield Shares to you on a one-for-one basis to the Scheme Shares that you held prior to the Cushman & Wakefield Reduction of Capital (subject to certain restrictions and payments in lieu of shares for Overseas Shareholders). Consequently, New Cushman & Wakefield will become the parent of the Company and the Cushman & Wakefield Group, and you will hold shares in New Cushman & Wakefield.

You are being asked to vote on the Cushman & Wakefield Reduction of Capital at the General Meeting as Scheme Resolution No. 2 as the Companies Act requires a company to obtain both the approval of at least 75 percent of the votes cast and the confirmation by the Court.

The purpose of Scheme Resolution No. 4 is to give the Board the necessary authority to allot new shares in the capital of Cushman & Wakefield so as to make New Cushman & Wakefield the sole shareholder of Cushman & Wakefield, and therefore, the parent holding company of the Cushman & Wakefield Group.

What are the conditions to completing the Redomiciliation?

The Scheme is conditional on the satisfaction (or if not satisfied, to the extent permitted by applicable law, waiver) of the Conditions, each of which needs to be satisfied (or, to the extent permitted by applicable law, waived) in order for the Scheme to be implemented, and to the further terms set forth in “Part II Conditions to and Further Terms of the Scheme”.

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These Conditions include, among other things: (a) the Scheme being approved by a majority in number who represent 75 percent or more in value of Cushman & Wakefield Shares held by Scheme Shareholders present and voting, in person or by proxy, at the Court Meeting, (b) the Scheme Resolutions being passed by the requisite majority of the Shareholders at the General Meeting, (c) the approval of the Court, and (d) receipt of any required regulatory and foreign investment approvals, including any such approvals as are customary and necessary in the context of a transaction similar to that contemplated under the Scheme, given the nature of Cushman & Wakefield’s business. For more details, see “Part II Conditions to and Further Terms of the Scheme”.

Approval of each of the Scheme Resolutions is a condition to the implementation of the Scheme. Accordingly, a vote against any of the Scheme Resolutions will be a vote against the Scheme.

What are the major actions that will be performed to effect the Redomiciliation?

A timetable of the principal events that will be performed to give effect to the Redomiciliation is set forth in “Expected Timetable of Principal Events”.

In addition, the following diagram depicts our organizational structure before and immediately after the Scheme.

What shares will I hold after the Scheme comes into effect?

On the Effective Date, you will be issued one New Cushman & Wakefield Share in exchange for each existing Cushman & Wakefield Share held by you at the Scheme Record Time (subject to certain restrictions and payments in lieu of shares for Overseas Shareholders). New Cushman & Wakefield’s shareholder register will be updated to reflect your shareholding at the Effective Date.

For more information on the issue and settlement of the New Cushman & Wakefield Shares, see “Part I Explanatory Statement — 13. Settlement”.

Do I have to pay anything to receive shares of New Cushman & Wakefield in the Redomiciliation?

No. All New Cushman & Wakefield Shares to be issued in the Scheme are being issued to you in exchange for your existing Cushman & Wakefield Shares (subject to certain restrictions and payments in lieu of shares for Overseas Shareholders). No additional payment is required by you to effect the Scheme.

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Will the Redomiciliation dilute your economic or voting interest?

No. Your relative economic and voting interest in New Cushman & Wakefield will remain the same as your relative economic and voting interest in Cushman & Wakefield immediately before the Effective Date (subject to certain restrictions and payments in lieu of shares for Overseas Shareholders).

Will the Redomiciliation affect current or future operations of the Cushman & Wakefield Group?

The Redomiciliation is not expected to have any material impact on the day-to-day conduct of the business of the various operating companies within the Cushman & Wakefield Group. The Redomiciliation will not in and of itself result in any job losses or relocation out of the United Kingdom or any other country of existing personnel who comprise the workforce of our various operating companies. The location of our future operations will depend on the needs of our business, independent of legal domicile, as per our practice prior to the Redomiciliation.

What effect will the Scheme have on the Cushman & Wakefield Equity Incentive Plans?

The Scheme will affect participants of the Cushman & Wakefield Equity Incentive Plans. New Cushman & Wakefield will adopt and assume each of the Cushman & Wakefield Equity Incentive Plans or make other arrangements for any outstanding awards under the Cushman & Wakefield Equity Incentive Plans to be exercisable for or settled in New Cushman & Wakefield Shares. To the extent required, the Cushman & Wakefield Equity Incentive Plans will be amended, effective at the Scheme Record Time, to provide that all outstanding awards relating to Cushman & Wakefield Shares will entitle the holder to purchase or receive, or receive benefits or amounts based on, as applicable, an equivalent number of New Cushman & Wakefield Shares. All such awards will otherwise generally be subject to the same terms and conditions (including the same vesting conditions and, with respect to any stock options, the same exercise price) as were applicable to such awards immediately prior to the Scheme Record Time. The Scheme will not result in a “change in control” for purposes of the Cushman & Wakefield Equity Incentive Plans.

Cushman & Wakefield will inform participants in the Cushman & Wakefield Equity Incentive Plans in due course of the effect on their participation in more detail. No further awards will be granted under the Cushman & Wakefield Equity Incentive Plans in respect of Cushman & Wakefield Shares after the Scheme Record Time, and future awards will be granted under the similar equity incentive plans held by New Cushman & Wakefield.

When does the Board expect to complete the Scheme and the Redomiciliation?

Each of the Meetings will be held on                  , 2025 (unless adjourned or postponed). If the Scheme is approved by the requisite vote of Shareholders at the Meetings and subject to the satisfaction (or if not satisfied, to the extent permitted by applicable law, waiver) of the Conditions, we expect to make a subsequent application to the Court for it to approve the Scheme and confirm the Cushman & Wakefield Reduction of Capital. Assuming the Scheme is approved and the Cushman & Wakefield Reduction of Capital is confirmed by the Court at the Court Hearing, we currently anticipate that the Scheme will become effective in the fourth quarter of 2025.

However, the Redomiciliation may be delayed or abandoned by the Board at any time prior to the Effective Date without obtaining the approval of Shareholders, even though the Scheme and the Cushman & Wakefield Reduction of Capital may have been approved by Shareholders at the Meetings and approved and confirmed, respectively, by the Court at the Court Hearing, and even though all other conditions to the consummation of the Redomiciliation may have been satisfied. See “Expected Timetable of Principal Events”.

Can I trade my Cushman & Wakefield Shares between the date of this Document and the Effective Date?

The Cushman & Wakefield Shares will continue to trade on the NYSE through the close of trading on the trading day prior to the Effective Date.

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After the Redomiciliation, where will the New Cushman & Wakefield Shares be listed?

It is a condition to the implementation of the Scheme that the New Cushman & Wakefield Shares will be authorized for listing on the NYSE. We will submit an application to the NYSE, and, we expect on the trading day following the Effective Date, the New Cushman & Wakefield Shares will be listed on the NYSE, trading under the symbol “CWK”, the same symbol under which the Cushman & Wakefield Shares are currently trading. We have no current plans to list the New Cushman & Wakefield Shares on any other securities exchange.

After the Redomiciliation, will either of Cushman & Wakefield or New Cushman & Wakefield continue to file annual and/or periodic reports with the SEC and the Registrar of Companies?

The Cushman & Wakefield Shares are currently registered pursuant to Section 12(b) of U.S. Exchange Act and listed on the NYSE. In connection with the Redomiciliation, Cushman & Wakefield will request that the NYSE file a Form 25 with the SEC to remove the Cushman & Wakefield Shares from listing on the NYSE. After such Form 25 becomes effective, Cushman & Wakefield will file a Form 15 with the SEC to terminate the registration of the Cushman & Wakefield Shares and to suspend its related reporting obligations under Sections 13 and 15(d) of the U.S. Exchange Act.

Concurrently, pursuant to Rule 12g-3(a) promulgated under the U.S. Exchange Act, the New Cushman & Wakefield Shares will be deemed registered under Section 12(b) of the U.S. Exchange Act and New Cushman & Wakefield will be deemed to be the successor issuer to Cushman & Wakefield.

Immediately following the Redomiciliation, New Cushman & Wakefield will continue to prepare financial statements in accordance with U.S. GAAP and report in U.S. dollars and will continue to file periodic and current reports with the SEC under the U.S. Exchange Act, including reports on Forms 10-K, 10-Q and 8-K, as Cushman & Wakefield currently does.

Upon completion of the Redomiciliation, New Cushman & Wakefield will become the parent company of the Cushman & Wakefield Group and Cushman & Wakefield will become a wholly-owned, direct subsidiary of New Cushman & Wakefield. We intend to re-register Cushman & Wakefield as a private limited company and then dissolve Cushman & Wakefield as soon as reasonably practicable following completion of the Redomiciliation since Cushman & Wakefield will no longer be required as a separate legal entity. Once Cushman & Wakefield has been dissolved, it will no longer be required to make filings with the Registrar of Companies in the U.K. (including a Cushman & Wakefield Group U.K. annual report and financial statements prepared in accordance with IFRS). Between the Effective Date and the date of dissolution of Cushman & Wakefield, Cushman & Wakefield will still need to make certain filings with the Registrar of Companies, including a stand-alone U.K. annual report (but this is expected to be less extensive than the U.K. annual reports that Cushman & Wakefield has been required to file while it has been a public limited company and the parent company of the Cushman & Wakefield Group).

Do I need to take further action?

It is important that, for the Court Meeting in particular, as many votes as possible are cast by Shareholders so that the Court can be satisfied that there is a fair and reasonable representation of Shareholder views.

Your vote is important, regardless of the number of Cushman & Wakefield Shares you own. To make sure your Cushman & Wakefield Shares are represented at the applicable Meetings, please submit your proxy or your instructions to your broker, bank or other nominee as soon as possible, whether or not you plan to attend the Meetings in person.

If you are a Shareholder of record, you may submit your proxy either through the internet or by signing, dating and returning the applicable Proxy Card(s) enclosed or provided under separate cover in the envelope(s) provided.

If your Cushman & Wakefield Shares are held in the name of a broker, bank or other nominee through the facilities of DTC, you are a beneficial owner of those Cushman & Wakefield Shares held in “street name”. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your Cushman & Wakefield Shares. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your Cushman & Wakefield Shares are voted in the way you would like at the applicable Meeting. Your bank, broker or other nominee will send you specific instructions in this regard to vote your Cushman & Wakefield Shares. If you have any questions or need assistance

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voting your Cushman & Wakefield Shares, please contact the Proxy Solicitor by calling +1(877) 750-9497 (within the U.S. and Canada) or +1(412) 232-3651. Brokers and banks may call +1(212) 750-5833. Details of the deadlines for when your votes must be submitted are described in “Action to be Taken”.

For more details, see the letter from the Executive Vice President, Chief Legal Officer & Secretary at the front of this Document and “Action to be Taken”.

After the Redomiciliation, what will happen to the Depositary?

Following the completion of the Redomiciliation, the depositary receipt facility managed by the Depositary holding Cushman & Wakefield Shares for certain Cushman & Wakefield Shareholders will continue to exist. The Depositary will be issued one New Cushman & Wakefield Share for each Cushman & Wakefield Share held by the Depositary at the Scheme Record Time. All outstanding depositary receipts held by beneficial holders, which currently represent Cushman & Wakefield Shares, will instead represent New Cushman & Wakefield Shares at and following the Effective Date.

The Meetings

Why are there three separate meetings of Shareholders: a Court Meeting, a General Meeting and a Shareholders Meeting?

, 2025

Court Meeting	General Meeting	Shareholders Meeting

A meeting convened by order of the Court to allow Scheme Shareholders to vote on the Scheme, as required under U.K. law.	A meeting to vote on four special resolutions required to approve certain other matters related to the implementation of the Scheme, as required under U.K. law.

A meeting to vote on certain provisions proposed to be included in the New Cushman & Wakefield Bye-laws, as required under applicable rules and regulations of the SEC. The vote on each of the Advisory Resolutions at the Shareholders Meeting is non-binding and advisory only and will not affect the approval of the Redomiciliation.

Each of the Meetings is being held for different purposes and will be held on         , 2025 (unless adjourned or postponed) at the same venue, one directly after the other.

The Court has convened the Court Meeting on the terms set out in this Document. The sole purpose of the Court Meeting is to seek approval of the Scheme from the Cushman & Wakefield Shareholders. In order for the Scheme to be approved at the Court Meeting a majority in number who represent 75 percent or more in value held by Shareholders present and voting at such meeting, in person or by proxy, will need to vote in favor of the Scheme (assuming that a quorum is present). Because the voting requirement is determined by the number of Shareholders who are present and voting at the Court Meeting, in person or by proxy, the Scheme could be approved with the affirmative vote of less than 50 percent of the outstanding Cushman & Wakefield Shares.

The General Meeting, which will be held as soon as the Court Meeting has concluded or been adjourned, is being held to enable Cushman & Wakefield Shareholders to approve ancillary corporate actions required to properly implement the Scheme, namely each of the General Meeting Resolutions, which are set forth in “Part I Explanatory Statement —3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions — General Meeting”.

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The Shareholders Meeting, which will be held as soon as the General Meeting has concluded or been adjourned or postponed, is being held due to applicable rules and regulations of the SEC which require us to ask our Shareholders to vote, on a non-binding, advisory basis, on the Advisory Resolutions, which are set forth in “Part I Explanatory Statement — 3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions — Shareholders Meeting”.

If you are a Shareholder at the Voting Record Time, you are entitled and encouraged to vote, in person or by proxy at each applicable Meeting. See “Action to be Taken”.

Who is entitled to notice of, and to vote at, the Meetings?

Only holders of record of Cushman & Wakefield Shares as of 5:00 p.m. Eastern Time on         , 2025, the Notice Record Date, are entitled to notice of the Meetings or any adjournment or postponement thereof. 5:00 p.m. Eastern Time on         , 2025 will also serve as the record date for determining those holders of Cushman & Wakefield Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of DTC who are entitled to instruct such bank, broker or other nominee on how to vote those Cushman & Wakefield Shares at the Meetings.

The Voting Record Time, being the record date for determining those Cushman & Wakefield Shareholders who are entitled to vote their Cushman & Wakefield Shares at the Meetings, will be 5:00 p.m. Eastern Time on         , 2025 or, if any Meeting is adjourned or postponed by 48 hours or more, on the date that is 10 days prior to the date fixed for the adjourned or postponed Meeting, or, if Cushman & Wakefield gives notice of the adjourned or postponed Meeting, and an entitlement time is specified in that notice, the time specified in that notice.

What are the total voting rights in the Company?

As of         , 2025, the Notice Record Date, there were approximately         Cushman & Wakefield Shares, outstanding and entitled to vote. Each Cushman & Wakefield Share is entitled to one vote on each matter properly brought before the Court Meeting, one vote on each matter properly brought before the General Meeting and one vote on each matter properly brought before the Shareholders Meeting.

What is the quorum requirement for each Meeting?

A quorum of the applicable Shareholders is necessary to validly hold each Meeting. A quorum will be present at the Court Meeting if two or more Shareholders entitled to vote are present in person or are represented by proxy. A quorum will be present at the General Meeting if Shareholders who together represent at least the majority of the voting rights of all the Shareholders entitled to vote at the General Meeting are present in person or are represented by proxy. A quorum will be present at the Shareholders Meeting if two or more Shareholders entitled to vote are present in person or are represented by proxy.

What are the voting requirements at the Meetings?

The Scheme cannot be completed without:

•	the approval of the Scheme by a majority in number who represent 75 percent or more in value of the Cushman & Wakefield Shares held by Scheme Shareholders present and voting, in person or by proxy, at the Court Meeting;
•	the Scheme Resolutions being passed by 75 percent of the votes cast by Cushman & Wakefield Shareholders, in person or by proxy, at the General Meeting; and
•	the approval of the Court.

Because the voting requirement to approve the Scheme is determined by the number of Shareholders who are present and voting at the Court Meeting, in person or by proxy, the Scheme could be approved with the affirmative vote of less than 50 percent of the outstanding Cushman & Wakefield Shares.

Each of the General Meeting Resolutions other than the General Meeting Adjournment Resolution to be considered at the General Meeting is a special resolution which requires approval by at least 75 percent of the votes cast by Cushman & Wakefield Shareholders, in person or by proxy. The General Meeting Adjournment Resolution is an

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ordinary resolution which requires approval by a majority of the votes cast by Cushman & Wakefield Shareholders, in person or by proxy.

Each of the Advisory Resolutions to be considered at the Shareholders Meeting will be considered approved by the affirmative vote of a majority of the votes cast by the Cushman & Wakefield Shareholders, in person or by proxy. However, the implementation of the Scheme is not conditional on approval of any of the Advisory Resolutions. Accordingly, a vote against any of the Advisory Resolutions will not count as a vote against the Scheme. Similarly, if any of the Advisory Resolutions are not approved by the requisite majorities, the Board expects to adopt the proposed New Cushman & Wakefield Bye-laws in substantially the form attached to this Document as the Annex. However, the Board reserves the right to exercise its discretion not to adopt the terms referred to in Advisory Resolution No. 3 (Bye-law Provision: Authorization of Preference Shares) if the non-binding, advisory vote in respect of such Advisory Resolution evidences substantial Shareholder opposition.

Each of the Adjournment Resolutions requires approval by a majority of the votes cast at the applicable Meeting, in person or by proxy.

Do any of the directors or executive officers of Cushman & Wakefield have interests in the Scheme that may be different from, or in addition to, those of other Cushman & Wakefield Shareholders?

The effect of the Scheme on the interests of the directors and executive officers in their capacity as Cushman & Wakefield Shareholders will not differ from the effect of the Scheme on the interests of other Cushman & Wakefield Shareholders. The directors and the executive officers of Cushman & Wakefield have certain interests in the Redomiciliation that are in addition to their interests as Shareholders. For more information on these interests, see “Part V Additional Information — Information on the Cushman & Wakefield and New Cushman & Wakefield Directors”.

Do members of the Board intend to vote at the Meetings?

As of         , 2025, Cushman & Wakefield’s directors and executive officers beneficially owned in the aggregate less than one percent of the Cushman & Wakefield Shares. All members of the Board and all of Cushman & Wakefield’s executive officers have indicated to the Company that they currently intend to vote all of their Cushman & Wakefield Shares “FOR” the Court Meeting Resolution at the Court Meeting, “FOR” each of the General Meeting Resolutions at the General Meeting and “FOR” each of the Shareholders Meeting Resolutions at the Shareholders Meeting.

Can I vote my Cushman & Wakefield Shares in person at the Meetings?

All Cushman & Wakefield Shareholders are invited to attend the Meetings at which they are entitled to vote in person.

If you are a Shareholder of record as of the Voting Record Time, you have the right to attend, speak and vote in person at the Meetings. Any corporation which is a Shareholder of record may by resolution of its board of directors authorize one or more persons to act as its representative(s) at the Meetings and the person(s) so authorized shall (on production of a certified copy of such resolution at the applicable Meeting) be entitled to exercise these same powers on behalf of the corporation as that corporation could exercise if it were an individual Shareholder of Cushman & Wakefield.

Notwithstanding the foregoing, we recommend that you vote by proxy in advance of the Meetings even if you plan to attend the Meetings in person (note that you may change your vote at the applicable Meeting).

Will there be separate Proxy Cards for each Meeting?

Yes. There will be separate Proxy Cards for the Court Meeting, the General Meeting, and the Shareholders Meeting. If you wish to vote by proxy, you should complete each applicable Proxy Card (or vote through the internet using the information on such Proxy Card) for each Meeting at which you are entitled to vote.

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If I am a Cushman & Wakefield Shareholder, how do I vote?

For details on how to vote, see “Action to be Taken”.

If I hold my Cushman & Wakefield Shares in “street name” through a broker, bank or other nominee, how do I vote?

For details on how to vote, see “Action to be Taken”.

If I give a proxy, how are my Cushman & Wakefield Shares voted?

Regardless of the method you choose to appoint your proxy, the individuals named on the Proxy Card(s) enclosed or provided under separate cover (i.e., your proxies), will vote your Cushman & Wakefield Shares in the way that you indicate if you validly appoint a proxy and properly specify how you want your Cushman & Wakefield Shares voted. When completing the internet process or the Proxy Card for the Court Meeting, you may specify whether your Cushman & Wakefield Shares should be voted for or against the Court Meeting Resolution. When completing the internet process or the Proxy Card(s) for the General Meeting or Shareholders Meeting, you may specify whether your Cushman & Wakefield Shares should be voted for or against or to abstain from voting on all, some or none of the proposals to come before the General Meeting or Shareholders Meeting, as the case may be. See “What happens if I do not give specific voting instructions?”

What is the difference between holding ordinary shares as a Shareholder of record, as a beneficial owner or as a holder of depositary receipts?

If a Shareholder is registered on the register of members of the Company in respect of Cushman & Wakefield Shares, they are considered, with respect to those Cushman & Wakefield Shares, a Shareholder of record. As of , 2025, being the latest practicable date prior to publication of this Document, we had four shareholders of record, including Cede & Co., the nominee for DTC, GTU Ops Inc., the nominee for Computershare Trust Company N.A., as Depositary, for Cushman & Wakefield Shares that could not be deposited with DTC as of the closing of the Company’s initial public offering, and certain employees of the Company.

If your Cushman & Wakefield Shares are held for you in a stock brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of Cushman & Wakefield Shares held in “street name”, and these proxy materials or a notice card are being made available or forwarded to you by your broker, bank or other nominee through whom you hold Cushman & Wakefield Shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your Cushman & Wakefield Shares by following the instructions for voting on the voting instruction form.

If you hold depositary receipts through the Depositary, this Document is being made available or forwarded to you by the Depositary. Because each depositary receipt represents one ordinary share in Cushman & Wakefield, you have the right to direct the Depositary on how to vote your depositary receipts by following the instructions provided to you by the Depositary.

In order to become a Shareholder of record of Cushman & Wakefield Shares, a beneficial owner whose Cushman & Wakefield Shares are deposited with DTC or are deposited with the Depositary would need to take steps to withdraw the relevant Cushman & Wakefield Shares from the DTC system or the Depositary’s custody, as applicable. Beneficial owners are reminded that any transfer of the Cushman & Wakefield Shares out of the DTC system or the Depositary, as applicable, will generally be subject to U.K. stamp duty or SDRT at a rate of 0.5% of any consideration, which is generally payable by the transferee of the Cushman & Wakefield Shares (i.e., any third party into whose name the Cushman & Wakefield Shares are transferred). However, where no consideration is given for the transfer of the Cushman & Wakefield Shares out of the DTC system or the Depositary, as applicable (i.e., where beneficial ownership of the Cushman & Wakefield Shares is not changing and there is no third-party paying consideration for the Cushman & Wakefield Shares), no charge to U.K. stamp duty or SDRT should arise. In addition, if such Cushman & Wakefield Shares are subsequently redeposited into the DTC system, the redeposit will attract U.K. stamp duty or SDRT at a higher 1.5% rate.

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What happens if I do not give specific voting instructions?

If you are a registered Shareholder and you validly appoint a proxy for the Court Meeting but do not specify how you want to vote your Cushman & Wakefield Shares at the Court Meeting, your proxy will be invalid, and your Cushman & Wakefield Shares will not be voted at the Court Meeting.

If you are a registered Shareholder and you validly appoint a proxy for the General Meeting but do not specify how you want to vote your Cushman & Wakefield Shares at the General Meeting, the proxy holder will vote or abstain from voting your Cushman & Wakefield Shares on the General Meeting Resolutions at his or her discretion.

In addition, with respect to the General Meeting, if any other matters (other than the General Meeting Resolutions described herein and related procedural matters) properly come before the General Meeting, the proxy holder will have the authority to vote or abstain from voting your Cushman & Wakefield Shares on those matters in his or her discretion. The Board currently does not know of any matters to be raised at the General Meeting other than the General Meeting Resolutions described herein and related procedural matters.

If you are a registered Shareholder and you validly appoint a proxy for the Shareholders Meeting but do not specify how you want to vote your Cushman & Wakefield Shares at the Shareholders Meeting, the proxy holder will vote or abstain from voting your Cushman & Wakefield Shares on the Shareholders Meeting Resolutions at his or her discretion.

In addition, with respect to the Shareholders Meeting, if any other matters (other than the Shareholders Meeting Resolutions described herein and related procedural matters) properly come before the Shareholders Meeting, the proxy holder will have the authority to vote or abstain from voting your Cushman & Wakefield Shares on those matters in his or her discretion. The Board currently does not know of any matters to be raised at the Shareholders Meeting other than the Shareholders Meeting Resolutions described herein and related procedural matters.

If you appoint the default proxy nominated on the Proxy Card(s) (being Michelle MacKay, or failing her, Noelle Perkins, or failing her, Steven Belew) and do not direct him or her how to vote your Cushman & Wakefield Shares at the General Meeting or Shareholders Meeting, the default proxy’s current intention is to vote in favor of each of the Resolutions at the General Meeting and Shareholders Meeting.

If you are a beneficial owner, your broker, bank or other nominee will be permitted to vote your Cushman & Wakefield Shares held in “street name” on any proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks and other nominees have the discretion to vote your Cushman & Wakefield Shares only on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your Cushman & Wakefield Shares with respect to such matters. The proposals to be voted upon by our Shareholders described in this Document (other than the Adjournment Resolutions) are non-routine matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. Therefore, it is important that you instruct your broker, bank or other nominee on how you wish to vote your Cushman & Wakefield Shares.

What are “broker non-votes” and how are they treated?

If a broker, bank or other nominee of a Shareholder does not have discretionary authority to vote those Cushman & Wakefield Shares on any proposal, or if those Cushman & Wakefield Shares are voted in circumstances in which proxy authority is defective or has been withheld with respect to any proposal, those Cushman & Wakefield Shares are considered “broker non-votes” with respect to such proposal and will not be voted, but will be counted for purposes of determining whether a quorum is present at the General Meeting and the Shareholders Meeting.

However, such broker non-votes will not be counted for purposes of determining whether there is a quorum at the Court Meeting for purposes of voting on the Scheme, or for purposes of determining the requisite majorities for any of the Resolutions. Under NYSE Rule 452 all of the Resolutions are considered “non-routine” matters and therefore, broker non-votes will not be counted as “for” or “against” any of the Resolutions.

How are abstentions treated?

You may not abstain on the Court Meeting Resolution. An abstention on any General Meeting Resolution or any Shareholders Meeting Resolution has the effect of a vote not being cast with respect to the applicable Cushman & Wakefield Shares in relation to that proposal. Although considered present for purposes of the applicable quorum requirement at the General Meeting or the Shareholders Meeting, such Cushman & Wakefield Shares will not be considered when determining whether the proposal has received the required approval.

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Can I change my vote and/or revoke my proxy?

Yes. For details on how to change your vote and/or revoke your proxy, see “Action to be Taken”.

Where can I find the voting results of the Meetings?

We will announce the preliminary voting results at each Meeting. We will post the final results of voting at each Meeting on our website promptly after the Meetings. We will also report the final results in a Current Report on Form 8-K that we will file with the SEC. All reports Cushman & Wakefield files with the SEC are publicly available when filed; for more information, see “Part V Additional Information — Where You Can Find More Information”.

How are joint holders treated?

In the case of joint holders of Cushman & Wakefield Shares, the vote of the senior holder who tenders a vote, whether at any of the Meetings, in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names stand in Cushman & Wakefield’s register of members in respect of the joint holding.

Who should I contact with questions?

If you have read this Document and still have questions, contact the Shareholder Helpline. You may call the Cushman & Wakefield Investor Relations team by telephone at +1 312 338-7860 or by e-mail at ir@cushwake.com or contact the Proxy Solicitor at +1(877) 750-9497 (within the U.S. and Canada) or +1(412) 232-3651. Brokers and banks may call +1(212) 750-5833.

Tax Matters

Will I have to pay any tax as a result of the Scheme?

Cushman & Wakefield Shareholders should not generally recognize any gain or loss for U.K. income tax and corporation tax purposes solely as a result of the Redomiciliation.

Holders of Cushman & Wakefield Shares should not generally recognize any gain or loss for Bermuda tax purposes solely as a result of the Redomiciliation.

U.S. Holders and non-U.S. Holders should not recognize any gain or loss for U.S. federal income tax purposes solely as a result of the exchange of Cushman & Wakefield Shares for New Cushman & Wakefield Shares in the Redomiciliation.

Details of the U.K., Bermuda and U.S. federal income tax treatment of Shareholders arising under the Scheme are set forth in “Part IV Taxation”. This summary is intended only as a general guide. Determining the actual tax consequences to you may be complex and will depend on your specific situation. Accordingly, the tax consequences summarized above may not apply to all Cushman & Wakefield Shareholders and you should consult your own tax advisor regarding the particular U.K., Bermuda, U.S. (federal, state and local) and other tax consequences of the Redomiciliation and your subsequent ownership and disposition of the New Cushman & Wakefield Shares in light of your particular situation.

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ACTION TO BE TAKEN

For the reasons set forth in “Part I Explanatory Statement — 1. Background to and Reasons for the Redomiciliation,” the Board unanimously recommends that you vote “FOR” the Court Meeting Resolution at the Court Meeting, “FOR” each of the General Meeting Resolutions at the General Meeting and “FOR” each of the Shareholders Meeting Resolutions at the Shareholders Meeting.

Voting at the Meetings

The Scheme requires approval of Shareholders at the Court Meeting, convened with the permission of the Court, to be held in person at 1290 Avenue of the Americas, 7th Floor, New York, New York 10104 on                   , 2025, with the Court Meeting starting at                              Eastern Time.

The Scheme also requires approval at the General Meeting by the Shareholders of the Scheme Resolutions relating to the Scheme. The General Meeting will be held at the same place and on the same date as the Court Meeting at                  Eastern Time (or as soon thereafter as the Court Meeting has concluded or been adjourned) unless adjourned or postponed.

Due to applicable rules and regulations of the SEC, we are asking our Shareholders to vote, on a non-binding, advisory basis, on the Advisory Resolutions at the Shareholders Meeting. The Shareholders Meeting will be held at the same place and on the same date as the Court Meeting and the General Meeting at                   Eastern Time (or as soon thereafter as the General Meeting has concluded or been adjourned or postponed) unless adjourned or postponed.

Notices of the Meetings are set forth in “Part VI Notice of Court Meeting”, “Part VII Notice of General Meeting” and “Part VIII Notice of Shareholders Meeting” of this Document, respectively.

In order for the Scheme to be approved at the Court Meeting, a majority in number who represent 75 percent or more in value of the Cushman & Wakefield Shares, held by Shareholders present and voting at such meeting, in person or by proxy, will need to vote in favor of the Scheme (assuming that a quorum is present). Because the voting requirement is determined by the number of Shareholders who are present and voting at the Court Meeting, in person or by proxy, the Scheme could be approved with the affirmative vote of less than 50 percent of the outstanding Cushman & Wakefield Shares.

Each of the Scheme Resolutions to be considered at the General Meeting is a special resolution which requires approval by at least 75 percent of the votes cast by Cushman & Wakefield Shares, in person or by proxy.

Each of the Advisory Resolutions to be considered at the Shareholders Meeting will be considered approved by the affirmative vote of a majority of the votes cast by Shareholders, in person or by proxy. However, the implementation of the Scheme is not conditional on approval of any of the Advisory Resolutions. Accordingly, a vote against any of the Advisory Resolutions will not count as a vote against the Scheme. Similarly, if any of the Advisory Resolutions are not approved by the requisite majorities, the Board expects to adopt the proposed New Cushman & Wakefield Bye-laws in substantially the form attached to this Document as the Annex. However, the Board reserves the right to exercise its discretion not to adopt the terms referred to in Advisory Resolution No. 3 (Bye-law Provision: Authorization of Preference Shares) if the non-binding, advisory vote in respect of such Advisory Resolution evidences substantial Shareholder opposition.

Each of the Adjournment Resolutions requires approval by a majority of the votes cast at the applicable Meeting, in person or by proxy.

Shareholders

If your Cushman & Wakefield Shares are registered directly in your name on the Company’s register of members maintained by the Transfer Agent, you are considered, with respect to those Cushman & Wakefield Shares, the Shareholder of record (and, for purposes of this Document, a Cushman & Wakefield Shareholder and, for purposes of the Scheme, a Scheme Shareholder), and this Document, including the applicable Proxy Card(s), have been sent directly to you by us.

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If you are a Shareholder of record, then, after carefully reading and considering the information contained in this Document, you should complete, sign, date and return the applicable Proxy Card(s) enclosed or provided under separate cover by mail, or vote through the internet, in each case, as soon as possible so that your Cushman & Wakefield Shares are represented and voted at the Meetings. Instructions for voting through the internet are printed on the Proxy Card(s).

In order to vote through the internet, have your Proxy Card(s) available so you can input the required information from the Proxy Card(s), and log onto the internet website address shown on the Proxy Card(s). When you log onto the internet website address, you will receive instructions on how to submit your proxy to vote your Cushman & Wakefield Shares. The internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which will be provided to each Shareholder separately. Voting through the internet will be voting by proxy.

Please note that you need to return separate Proxy Cards for the Court Meeting, the General Meeting and the Shareholders Meeting.

If you do not appoint a proxy and you do not attend the Meetings in person at which you are entitled to vote, your Cushman & Wakefield Shares will not be counted towards the quorum and will not be considered when determining whether the Scheme, any General Meeting Resolution or any Shareholders Meeting Resolution has received the required approval.

All Cushman & Wakefield Shareholders are invited to attend the Meetings at which they are entitled to vote in person. If you are a Shareholder of record as of the Voting Record Time, you have the right to attend, speak and vote in person at the Meetings. Any corporation which is a Shareholder of record may by resolution of its board of directors authorize one or more persons to act as its representative(s) at the Meetings and the person(s) so authorized shall (on production of a certified copy of such resolution at the applicable Meeting) be entitled to exercise these same powers on behalf of the corporation as that corporation could exercise if it were an individual Shareholder of Cushman & Wakefield.

Notwithstanding the foregoing, we recommend that you vote by proxy in advance of the Meetings even if you plan to attend the Meetings in person (note that you may change your vote at the applicable Meeting).

It is important that as many votes as possible are cast by Shareholders so that the Court can be satisfied that there is a fair and reasonable representation of Shareholder views. Your vote is important, regardless of the number of Cushman & Wakefield Shares you own. To make sure your Cushman & Wakefield Shares are represented at the Meetings, please submit your proxy as soon as possible, whether or not you plan to attend the Meetings in person. You may submit your proxy either through the internet or by signing, dating and returning the applicable Proxy Card(s) enclosed or provided under separate cover in the envelope(s) provided. If you have any questions or need assistance voting your Cushman & Wakefield Shares, please contact the Proxy Solicitor by calling +1(877) 750-9497 (within the U.S. and Canada) or +1(412) 232-3651. Brokers and banks may call +1(212) 750-5833.

To be valid, the submission of a proxy via the internet must be received by 7:00 p.m. Eastern Time, on                   , 2025.

Shareholders who wish to appoint a proxy by using paper Proxy Card(s) may do so by completing and signing the applicable Proxy Card(s) and returning them in accordance with the instructions printed on them, so as to be received by 7:00 p.m. Eastern Time, on                   , 2025.

In the event that any Meeting is adjourned or postponed, the applicable Proxy Card(s) must be received by 7:00 p.m. Eastern Time on the day before the date fixed for the adjourned or postponed Meeting.

The Proxy Card (labelled “Court Meeting”) for the Court Meeting, if not received by 7:00 p.m. Eastern Time, on                   , 2025 (or, if the Court Meeting is adjourned, by 7:00 p.m. Eastern Time on the day before the date fixed for the adjourned Court Meeting), may be handed to the chair of the Court Meeting before the start of the Court Meeting. If the Proxy Cards (labelled “General Meeting” or “Shareholders Meeting”) for the applicable Meeting are not returned by the specified time, they will be invalid.

DTC Participants

For DTC participants holding Cushman & Wakefield Shares, Cede & Co., the nominee for DTC, is considered the Shareholder of record. DTC participants who have been appointed as proxies by Cede & Co. may appoint substitute proxies by signing, dating and returning the applicable Proxy Card(s) enclosed or provided under separate cover or in such other form (including electronically) as Cushman & Wakefield may permit.

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Beneficial Owners of Shares

If your Cushman & Wakefield Shares are held in the name of a broker, bank or other nominee, you are a beneficial owner of the Cushman & Wakefield Shares held in “street name” and this Document is being made available or forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your Cushman & Wakefield Shares. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your Cushman & Wakefield Shares are voted in the way you would like at the meeting. Your bank, broker or other nominee will send you specific instructions in this regard to vote your Cushman & Wakefield Shares.

If you are a beneficial owner, you may not attend the Meetings in person or vote your Cushman & Wakefield Shares held in “street name” unless you obtain a “proxy” from your broker, bank or other nominee that holds the Cushman & Wakefield Shares, which gives you the right to attend the Meetings in person and vote the Cushman & Wakefield Shares at the applicable Meeting.

Holders through the Depositary

If you hold depositary receipts through the Depositary, this Document is being made available or forwarded to you by the Depositary. Because each depositary receipt represents one ordinary share in Cushman & Wakefield, you have the right to direct the Depositary on how to vote your depositary receipts by following the instructions provided to you by the Depositary.

Solicitation of Proxies and Voting Instructions

We have retained the Proxy Solicitor to assist in the solicitation of proxies for a fee of US$40,000 (plus expenses). In addition to solicitations by mail, proxies also may be solicited personally, or by telephone or electronic means by our directors, officers and other employees of Cushman & Wakefield, without additional compensation, as well as by employees of the Proxy Solicitor. Cushman & Wakefield will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials and other Shareholder materials to the beneficial owners of Cushman & Wakefield Shares where those owners request such materials.

Cushman & Wakefield will pay the cost of soliciting proxies.

Changing or Revoking Your Proxy Instructions

You may revoke (i.e., terminate) your proxy prior to its exercise at the Meetings by delivering a signed notice of revocation or a later-dated signed Proxy Card(s). Any written notice of revocation or subsequent Proxy Card(s) should be sent or hand delivered so as to be received at Proxy Services c/o Computershare Investor Services, PO Box 43101, Providence, RI 02040-5067 by 7:00 p.m. Eastern Time on                   , 2025 (or, in the event that any Meeting is adjourned or postponed, by 7:00 p.m. Eastern Time on the day before the date fixed for the adjourned or postponed Meeting) or in relation to a proxy for the Court Meeting only, provided by hand to the chair of the Court Meeting at or before the start of the Court Meeting. Any revocation of votes submitted via the internet must be submitted by the same method as the corresponding votes, not later than 7:00 p.m. Eastern Time on                   , 2025 (or, in the event that any Meeting is adjourned or postponed, by 7:00 p.m. Eastern Time on the day before the date fixed for the adjourned or postponed Meeting). Attendance at any of the Meetings will not in itself constitute the revocation of a proxy. However, if you attend and vote in person at any of the Meetings, this will supersede any previously submitted proxy.

If you hold your Cushman & Wakefield Shares in “street name” beneficially through a broker, bank or other nominee and want to change your vote, follow the voting instruction form provided by your broker, bank or other nominee.

If you have any questions about voting or attending the Meetings, contact the Shareholder Helpline. You may call the Cushman & Wakefield Investor Relations team by telephone at +1 312 338-7860 or by e-mail at ir@cushwake.com or contact the Proxy Solicitor at +1(877) 750-9497 (within the U.S. and Canada) or +1(412) 232-3651. Brokers and banks may call +1(212) 750-5833.

If you hold depositary receipts through the Depositary and you would like to change your vote or you have any question about voting or attending the Meetings, you should contact the Depositary.

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All Cushman & Wakefield Shares that have been properly voted and not revoked will be counted at the applicable Meeting.

Incomplete Instructions and Abstention

If you are a registered Shareholder and you validly appoint a proxy for the Court Meeting but do not specify how you want to vote your Cushman & Wakefield Shares at the Court Meeting, your proxy will be invalid, and your Cushman & Wakefield Shares will not be voted at the Court Meeting.

If you are a registered Shareholder and you validly appoint a proxy for the General Meeting but do not specify how you want to vote your Cushman & Wakefield Shares at the General Meeting, the proxy holder will vote or abstain from voting your Cushman & Wakefield Shares on the General Meeting Resolutions at his or her discretion.

In addition, with respect to the General Meeting, if any other matters (other than the General Meeting Resolutions described herein and related procedural matters) properly come before the General Meeting, the proxy holder will have the authority to vote or abstain from voting your Cushman & Wakefield Shares on those matters in his or her discretion. The Board currently does not know of any matters to be raised at the General Meeting other than the General Meeting Resolutions described herein and related procedural matters.

If you are a registered Shareholder and you validly appoint a proxy for the Shareholders Meeting but do not specify how you want to vote your Cushman & Wakefield Shares at the Shareholders Meeting, the proxy holder will vote or abstain from voting your Cushman & Wakefield Shares on the Shareholders Meeting Resolutions at his or her discretion.

In addition, with respect to the Shareholders Meeting, if any other matters (other than the Shareholders Meeting Resolutions described herein and related procedural matters) properly come before the Shareholders Meeting, the proxy holder will have the authority to vote or abstain from voting your Cushman & Wakefield Shares on those matters in his or her discretion. The Board currently does not know of any matters to be raised at the Shareholders Meeting other than the Shareholders Meeting Resolutions described herein and related procedural matters.

If you appoint the default proxy nominated on the Proxy Card(s) (being Michelle MacKay, or failing her, Noelle Perkins, or failing her, Steven Belew) and do not direct him or her how to vote your Cushman & Wakefield Shares at the General Meeting or Shareholders Meeting, the default proxy’s current intention is to vote in favor of each of the Resolutions at the General Meeting and Shareholders Meeting.

You may abstain from voting on any General Meeting Resolution or Shareholders Meeting Resolution by choosing “ABSTAIN” when voting through the internet or by returning the applicable Proxy Card or by following instructions from your broker, bank or other nominee. An abstention on any General Meeting Resolution or Shareholders Meeting Resolution has the effect of a vote not being cast with respect to the applicable Cushman & Wakefield Shares in relation to that proposal. Although considered present for purposes of the applicable quorum requirement at the General Meeting or the Shareholders Meeting, such Cushman & Wakefield Shares will not be considered when determining whether the proposal has received the required approval.

If you are a beneficial owner, your broker, bank or other nominee will be permitted to vote your Cushman & Wakefield Shares held in “street name” on any proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks and other nominees have the discretion to vote your Cushman & Wakefield Shares only on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your Cushman & Wakefield Shares with respect to such matters. The proposals to be voted upon by our Shareholders described in this Document (other than the Adjournment Resolutions) are non-routine matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. Therefore, it is important that you instruct your broker, bank or other nominee on how you wish to vote your Cushman & Wakefield Shares.

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EXPECTED TIMETABLE OF PRINCIPAL EVENTS

All dates and times are based on current expectations of Cushman & Wakefield and are subject to change. If any of these dates and/or times change, Shareholders will be notified of the revised dates and/or times by an announcement that will be made available at Cushman & Wakefield’s website at www.cushmanwakefield.com.

If you have any questions or need assistance voting your Cushman & Wakefield Shares, please contact the Proxy Solicitor by calling +1(877) 750-9497 (within the U.S. and Canada) or +1(412) 232-3651. Brokers and banks may call +1(212) 750-5833.

Event	Expected Date Time
Record date for determining those holders of record of Cushman & Wakefield Shares who are entitled to notice of the applicable Meetings (“Notice Record Date”) and those holders of Cushman & Wakefield Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of DTC who are entitled to instruct such bank, broker or other nominee on how to vote those Cushman & Wakefield Shares	5:00 p.m. Eastern Time on , 2025
Mailing of this Document	, 2025
Voting Record Time	5:00 p.m. Eastern Time on , 2025(1)
Latest time for Proxy Cards for each of the Court Meeting, the General Meeting and the Shareholders Meeting to be received	7:00 p.m. Eastern Time on , 2025(2)
Court Meeting	Eastern Time on , 2025
General Meeting	Eastern Time on , 2025(3)
Shareholders Meeting	Eastern Time on , 2025(4)
The following dates and times associated with the Scheme are subject to change and will depend on, among other things, the date on which the Conditions to the Scheme are satisfied or, if capable of waiver, waived, the date on which the Court sanctions the Scheme and the date on which the Court Order is delivered to the Registrar of Companies
Court Hearing to approve the Scheme and confirm the Cushman & Wakefield Reduction of Capital	a date as soon as reasonably practicable after the satisfaction (or, if applicable, waiver) of the Conditions (other than any Conditions which are capable of being satisfied only upon or following the Scheme being sanctioned) (“D”)(5)
Scheme Record Time	5:00 p.m. Eastern Time on D+1 Business Day(5)
Last time of trading in and for registration of transfers, and for disablement in DTC, of Cushman & Wakefield Shares; Cushman & Wakefield Shares removed from listing	5:00 p.m. Eastern Time on D+1 Business Day(5)
Effective Date	D+2 Business Days(5)
Cancellation of Cushman & Wakefield Shares; issue of New Cushman & Wakefield Shares	Effective Date(5)(6)
Listing and commencement of trading in New Cushman & Wakefield Shares; crediting of New Cushman & Wakefield Shares to DTC accounts	Market open on the Business Day after the Effective Date(5)
(1)

If the Court Meeting, the General Meeting or the Shareholders Meeting, as the case may be, is adjourned or postponed (as applicable) by 48 hours or more, the Voting Record Time will be close of business on the date that is 10 days prior to the date fixed for the adjourned or postponed (as applicable) Court Meeting, General Meeting or Shareholders Meeting, as the case may be, or, if the Company gives notice of the adjourned or postponed (as applicable) Court Meeting, General Meeting or Shareholders Meeting, as the case may be, and an entitlement time is specified in that notice, the time specified in that notice.

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(2)

The Proxy Card (labelled “Court Meeting”) for the Court Meeting, if not received by the time stated above (or, if the Court Meeting is adjourned, by 7:00 p.m. Eastern Time on the day before the date fixed for the adjourned Court Meeting), may be handed to the chair of the Court Meeting before the start of the Court Meeting. If the Proxy Cards (labelled “General Meeting” or “Shareholders Meeting”) for the applicable Meeting are not returned by the specified time, they will be invalid. See “Action to be Taken”.

(3)

Or as soon thereafter as the Court Meeting shall have concluded or adjourned.

(4)

Or as soon thereafter as the General Meeting shall have concluded or adjourned or postponed.

(5)

These times and dates are subject to change and will depend on, among other things, the date on which the Conditions to the Scheme are satisfied or, if capable of waiver, waived, the date on which the Court sanctions the Scheme and the date on which) the Court Order is delivered to the Registrar of Companies.

(6)

The Effective Date of the Scheme is expected to be in the fourth quarter of 2025.

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RISK FACTORS

In considering whether to vote in favor of the Scheme, the General Meeting Resolutions and the Shareholders Meeting Resolutions at the Meetings, Shareholders should carefully consider the risks and/or investment considerations set out below, as well as the matters set forth in “Forward-Looking Statements”. In addition, Shareholders should carefully review the other information included and incorporated by reference herein, including the risk factors discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, as they discuss risks and uncertainties that could cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements included or incorporated by reference herein. Although we describe below and elsewhere in this Document the risks we consider to be the most material, there may be other unknown or unpredictable economic, business, competitive, regulatory or other factors that also could have material adverse effects on the Redomiciliation and our results of operations, financial condition, business or operations in the future. In addition, past financial performance may not be a reliable indicator of future performance and historical trends should not be used to anticipate results or trends in future periods.

Risks Associated with the Redomiciliation

The anticipated benefits of the Redomiciliation may not be realized.

Cushman & Wakefield has concluded that moving the jurisdiction of incorporation for its parent holding company to Bermuda from England and Wales will facilitate the Company’s ability to deliver sustainable long-term value creation for Shareholders. The principal objective of the Redomiciliation is to facilitate Shareholder value creation by reducing the administrative burden and associated costs of dual regulation in the U.S. and the U.K. By moving to Bermuda, the Company estimates that it will save more than US$3 million annually from reduced administrative, accounting, tax and legal complexity. That total includes quantitative and qualitative savings from alleviating the cumbersome dual compliance mandate placed on our corporate staff and does not reflect additional legal, administrative and compliance costs that we expect to save in the future relating to certain potential ordinary course transactions including share repurchases. While the total costs of the redomiciliation process are expected to be approximately US$4 million, the Company expects to recoup these costs in approximately 12 to 18 months, based solely on estimated annual savings. The Redomiciliation is also an opportunity to better align our corporate governance with the expectations of our largely U.S. Shareholder base under the more adaptable and business-friendly corporate law of Bermuda, while allowing us to maintain strong corporate governance, a stable corporate structure, and capital flexibility.

However, we may not realize the benefits we anticipate from the Redomiciliation, and although we do not expect our failure to realize those benefits to have a material adverse effect on our business, there can be no assurance to this effect.

Your rights as a Cushman & Wakefield Shareholder will change as a result of the Redomiciliation and Bermuda law and may, in certain circumstances, afford less protection to you as a New Cushman & Wakefield Shareholder.

Because of the differences between English law and Bermuda law and differences between the governing documents of Cushman & Wakefield and New Cushman & Wakefield, your rights as a Shareholder will change if the Redomiciliation is completed. For example, the governance changes that we are proposing to implement in the New Cushman & Wakefield Bye-laws in connection with the Redomiciliation will result in, among other things, the authorization of preference shares. As a result of these differences, Bermuda law and the governing documents of New Cushman & Wakefield may in certain circumstances afford less protection to our Shareholders. A discussion of material differences in rights as a Shareholder of Cushman & Wakefield and New Cushman & Wakefield is set forth in “Part V Additional Information — Comparison of the Rights of Cushman & Wakefield Shareholders and New Cushman & Wakefield Shareholders”.

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If we were to issue preference shares following adoption of the New Cushman & Wakefield Bye-laws, they may have rights, preferences and privileges that adversely affect the New Cushman & Wakefield Shares or our other securities.

If the New Cushman & Wakefield Bye-laws are adopted, the Company will be authorized to issue preference shares, with such rights, preferences and privileges as may be determined from time-to-time by the New Cushman & Wakefield Board. The New Cushman & Wakefield Board would be empowered, without Shareholder approval, to issue preference shares in one or more series, and to determine for any series the terms of any such series, including, but not limited to: (a) the designation of each class or series and the number of shares that will constitute each such class or series, (b) the maturity date, if any, and the dividend rate and payment schedule, if any, for each class or series, (c) the price at which, and the terms and conditions on which, the shares of each class or series may be redeemed, if such shares are redeemable, (d) the terms and conditions, if any, upon which shares of each class or series may be converted into shares of other classes or series of shares of New Cushman & Wakefield, or other securities, (e) the voting rights, if any, of such class or series, including any voting rights with respect to the election of directors, and (f) the preferences and relative, participating, optional, liquidation, pre-emption or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such class or series.

No preference shares are presently issued and outstanding and we have no immediate plans to issue preference shares. The issue of preference shares, depending on the rights, preferences and privileges attributable to the preference shares, could adversely reduce the voting rights and powers of the New Cushman & Wakefield Shares and the portion of our assets allocated for distribution to our Shareholders in a liquidation event, and could also result in dilution in the net book value per share of the New Cushman & Wakefield Shares. The preference shares could also be utilized, under certain circumstances, as a method for raising additional capital. If the New Cushman & Wakefield Bye-laws are adopted, we cannot assure you that we will not, under certain circumstances, issue preference shares. However, the New Cushman & Wakefield Board will not use its power to issue preference shares for any defensive or anti-takeover purpose or for the purpose of implementing any shareholder rights plan without the approval of Shareholders.

If the Court does not approve the Scheme, Cushman & Wakefield will be unable to effect the Redomiciliation.

We cannot proceed with the Redomiciliation unless the Court approves the Scheme after conducting the Court Hearing. Assuming that the Court Meeting is conducted in accordance with the Court’s order and that the Shareholders approve the Scheme by the vote required by the Companies Act, we are not aware of any reason why the Court would not approve the Scheme. Nevertheless, the Court’s approval is a matter for its discretion and there can be no assurance if or when such approval will be obtained.

If the Court does not approve the Scheme, Cushman & Wakefield will be unable to effect the Redomiciliation as contemplated under the Scheme (even if the Shareholders have approved all proposals necessary to effect the Scheme). In addition, the Court may impose such conditions, modifications or amendments as it deems appropriate in relation to the Scheme, but may not impose any material changes without the consent of both Cushman & Wakefield and New Cushman & Wakefield. If such conditions, modifications or amendments are imposed, Cushman & Wakefield will be unable to effect the Redomiciliation without amending the Scheme, which, depending on the nature of such conditions, modifications or amendments, might require new Shareholder approvals. In addition, it is likely that Cushman & Wakefield may determine to terminate the Scheme and not proceed with the Redomiciliation if any condition, modification or amendment is imposed on us that is adverse to Cushman & Wakefield.

The market price, trading volume and volatility for the New Cushman & Wakefield Shares may differ from those for the Cushman & Wakefield Shares.

The New Cushman & Wakefield Shares will be listed on the NYSE, trading under the symbol “CWK”, the same symbol under which the Cushman & Wakefield Shares are currently trading. We have no current plans to list the New Cushman & Wakefield Shares on any other securities exchange. However, the market price, trading volume and volatility of the New Cushman & Wakefield Shares could be different than those of the Cushman & Wakefield Shares, in which case your ability to sell or transfer your New Cushman & Wakefield shares may be more limited than your ability to sell or transfer your Cushman & Wakefield Shares.

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The Board may choose to delay or abandon the Scheme and the Redomiciliation at any time prior to the Effective Date.

The Board may delay or abandon the Scheme and the Redomiciliation for any reason or at any time, including after Shareholder approval has been obtained at the Meetings. While we currently expect to complete the Redomiciliation as soon as practicable after the Court Hearing, the Board may delay the Redomiciliation for a significant time or may abandon the Redomiciliation because, among other reasons, the Board believes the Redomiciliation is no longer in the best interests of Cushman & Wakefield or the Shareholders or may not result in the benefits we expect, or our estimated cost of the Redomiciliation increases. Additionally, we may not be able to obtain the requisite Shareholder or Court approvals to effect the Redomiciliation.

Certain transactions with directors of New Cushman & Wakefield will not be subject to Shareholder approval.

Under the Companies Act, certain transactions, including loans, guarantees and substantial property transactions (i.e., transactions involving the acquisition of substantial non-cash assets) between a U.K. company and its directors or any person connected to a director require shareholder approval before the company may implement such transactions. Bermuda law also requires shareholder approval (subject to certain limited exceptions) where a company proposes to make a loan or provide a guarantee or other security to any person who is a director of the company or a director of its holding company (and to certain of such directors’ connected persons) but does not require shareholder approval of substantial property transactions. Such shareholder approval provisions are also uncommon in U.S. public company organizational documents and certain transactions (such as certain loans by a company to its directors) are prohibited under U.S. securities laws, which the Company is governed by. Following completion of the Redomiciliation, New Cushman & Wakefield will continue to be subject to SEC and NYSE requirements with respect to related party transactions as if it were a U.S. domestic issuer. This includes NYSE listing requirements that transactions between New Cushman & Wakefield and its directors or officers be entered into only in compliance with New Cushman & Wakefield’s written Related Party Transaction Policies and the NYSE Shareholder Approval Rule, which requires shareholder approval for certain transactions between New Cushman & Wakefield and its directors. SEC disclosure requirements for related party transactions will continue to apply to New Cushman & Wakefield as well. See “Part I Explanatory Statement — 3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions — Shareholders Meeting”.

Risks Relating to Regulation, Taxation and Structure

Legislation enacted in Bermuda as to economic substance may affect our operations.

Pursuant to the ES Act that came into force on January 1, 2019, a registered entity other than an entity which is resident for tax purposes in certain jurisdictions outside Bermuda that carries on as a business any one or more of the “relevant activities” referred to in the ES Act must comply with economic substance requirements. The ES Act will require in-scope Bermuda entities which are engaged in such “relevant activities” to be directed and managed in Bermuda, have an adequate level of qualified employees in Bermuda, incur an adequate level of annual expenditure in Bermuda, maintain physical offices and premises in Bermuda and perform core income-generating activities in Bermuda. The list of “relevant activities” includes carrying on any one or more of banking, insurance, fund management, financing, leasing, headquarters, shipping, distribution and service center, intellectual property and holding entities.

To the extent New Cushman & Wakefield is conducting a “relevant activity,” we believe it will be the relevant activity of a “holding entity” within the meaning of the ES Act. On this basis, New Cushman & Wakefield should be subject to only minimum economic substance requirements under the ES Act and related regulations. However, if New Cushman & Wakefield is deemed to be carrying on another “relevant activity” within the meaning of the ES Act, other than that of a holding entity, New Cushman & Wakefield may be required to increase its substance in Bermuda in response to requirements imposed by the ES Act and related regulations. If this were the case, this could result in additional costs that could adversely affect New Cushman & Wakefield’s financial condition or results of operations.

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New Cushman & Wakefield may have future exposure to changes in its tax residency.

New Cushman & Wakefield intends to conduct its affairs so that it is resident for tax purposes solely in Bermuda. It is possible that in the future, whether as a result of a change in law or the practice of any relevant tax authority, or as a result of any change in the conduct of New Cushman & Wakefield’s affairs following a review by its directors or for any other reason, New Cushman & Wakefield could become, or be regarded as having become, tax resident or otherwise subject to tax in a jurisdiction other than Bermuda. In such an event, New Cushman & Wakefield may have exposure related to unexpected tax liabilities that would have an adverse effect.

Bermuda’s limited network of international tax treaties may present an incremental tax risk to New Cushman & Wakefield, its subsidiaries and their cash flow.

Following the Redomiciliation, New Cushman & Wakefield will be our parent holding company, and Cushman & Wakefield will be its direct subsidiary. New Cushman & Wakefield will be a Bermuda exempted company intended to be tax resident solely in Bermuda, while Cushman & Wakefield is a company incorporated in England and Wales and is tax resident in the United Kingdom. Unlike the United Kingdom, which has a wide network of income tax treaties, Bermuda has no comprehensive income tax treaties and only a very limited number of special purpose tax treaties. Following the Redomiciliation, certain tax treaty benefits may or will not be available with respect to various intercompany distributions and other intercompany transactions or dispositions that would otherwise be available to minimize or eliminate withholding and other taxes if Cushman & Wakefield remained our parent holding company. This could adversely impact our ability to make intercompany distributions or engage in other intercompany transactions.

Future changes to tax laws could adversely affect New Cushman & Wakefield.

The Parliament of the United Kingdom, the European Union, the OECD, the U.S. Congress and other government agencies in jurisdictions where New Cushman & Wakefield and its affiliates will do business have, in recent times, focused extensively on issues related to the taxation of multinational corporations. As a result, U.K. and U.S. tax laws, as well as tax laws in other countries in which New Cushman & Wakefield and its affiliates will do business, could change on a prospective or retroactive basis, and any such changes could adversely affect New Cushman & Wakefield and its affiliates.

Specifically, further changes in the tax laws of the various foreign jurisdictions in which we operate could arise as a result of the BEPS project undertaken by the OECD. The OECD represents a coalition of member countries that encompass most of the jurisdictions in which we operate. In October 2021, the OECD announced the OECD/G20 Inclusive Framework of Base Erosion and Profit Shifting, which agreed to a two-pillar solution to reform international taxation. Pillar Two establishes a global minimum tax regime through a series of interlocking rules that would apply when a country’s income tax rate is below 15%. In response to Pillar Two, a 15% corporate income tax was introduced in Bermuda in 2023 pursuant to the CITA of Bermuda and became fully effective on January 1, 2025. The 15% corporate income tax is applicable to Bermuda business entities that, with respect to any fiscal year beginning on or after January 1, 2025, are part of certain multinational enterprise groups with annual revenue of EUR 750 million or more in the consolidated financial statements of the ultimate parent entity for at least two of the four fiscal years immediately preceding such fiscal year. Most other jurisdictions in which we operate have also introduced legislation to implement Pillar Two. These developments could adversely affect our financial position through increasing our tax liabilities.

Further, the BEPS project, as well as legislative changes in many countries, has resulted in various initiatives that require the sharing of company financial and operational information with taxing authorities on a local or global basis. This may lead to greater audit scrutiny of profits earned in other countries as well as disagreements between jurisdictions associated with the proper allocation of profits between jurisdictions.

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The effect of Bermuda’s commitment to the OECD to eliminate harmful tax practices is uncertain and could adversely affect New Cushman & Wakefield’s Bermuda tax status.

The CITA implements a new corporate tax regime within the scope of BEPS, under which participating jurisdictions agree to initiate a global minimum tax on certain Bermuda businesses forming part of certain large multi-national groups.

Subject to any available tax credits or other adjustments under CITA, a corporate income tax of 15% will be chargeable to certain Bermuda entities in respect of each fiscal year, beginning on January 1, 2025, on the net taxable income of any such entity incorporated or formed, or which has a fixed place of business, in Bermuda, if such entity forms part of any group of entities affiliated through controlling interests having at least one entity or permanent establishment that is not located in the jurisdiction of the ultimate parent entity, where such group has an annual revenue of at least EUR 750 million in the consolidated financial statements (consolidated on a line-by-line basis) of the ultimate parent entity in at least two of the four fiscal years immediately preceding such fiscal year.

New Cushman & Wakefield intends to obtain an assurance from the Minister of Finance of Bermuda under the EUTPA that, in the event that any legislation is enacted in Bermuda imposing any tax computed on profits or income, or computed on any capital asset, gain or appreciation or any tax in the nature of estate duty or inheritance tax, such tax shall not, until March 31, 2035, be applicable to New Cushman & Wakefield or to any of its operations or shares, debentures or other obligations except insofar as such tax applies to persons ordinarily resident in Bermuda or is payable by New Cushman & Wakefield in respect of real property owned or leased by it in Bermuda. However, the CITA provides that any applicable liability for tax chargeable pursuant to the CITA shall apply notwithstanding any assurance given pursuant to the EUTPA. As a result, there may be adverse tax consequences insofar as the CITA applies to New Cushman & Wakefield or to any of its operations or shares, debentures or other obligations.

Certain holders may be liable for U.K. corporation tax on distributions received in respect of New Cushman & Wakefield Shares.

U.K. holders that are “small companies” for the purposes of Chapter 2 of Part 9A of the CTA will be liable for U.K. corporation tax on distributions received in respect of New Cushman & Wakefield Shares. For more information see, “Part IV Taxation — Material U.K. Tax Consequences — New Cushman & Wakefield Shares — Taxation of Dividends — Corporate Holders”.

U.S. investors may have difficulty enforcing judgments against New Cushman & Wakefield, its directors and its officers.

New Cushman & Wakefield will be a Bermuda exempted company limited by shares. As a result, the rights of New Cushman & Wakefield Shareholders will be governed by Bermuda law, the New Cushman & Wakefield Memorandum of Association and the New Cushman & Wakefield Bye-laws. The rights of shareholders under Bermuda law may differ from the rights of shareholders of companies incorporated in other jurisdictions. Further, it may also be difficult for investors to enforce judgments obtained in U.S. or U.K. courts based on the civil liability provisions of English laws and the U.S. securities laws against New Cushman & Wakefield or its directors and officers.

We have been advised by our Bermuda counsel that there is no treaty in force between the United States and Bermuda providing for the reciprocal recognition and enforcement of judgments in civil and commercial matters. As a result, whether a U.S. judgment would be enforceable in Bermuda against New Cushman & Wakefield or its directors and officers depends on whether the U.S. court that entered the judgment is recognized by a Bermuda court as having jurisdiction over New Cushman & Wakefield or its directors and officers, as determined by reference to Bermuda conflict of law rules.

In addition, and irrespective of jurisdictional issues, the Bermuda courts will not enforce a U.S. federal securities law that is either penal or contrary to Bermuda public policy. We have been advised that an action brought pursuant to a public or penal law, the purpose of which is the enforcement of a sanction, power or right at the instance of the state in its sovereign capacity, is unlikely to be entertained by a Bermuda court. Certain remedies available under the laws of U.S. jurisdictions, including certain remedies under U.S. federal securities laws, would not be available under Bermuda law or enforceable in a Bermuda court, as they are likely to be contrary to Bermuda public policy. Further, it may not be possible to pursue direct claims in Bermuda against New Cushman & Wakefield or its directors and officers for alleged violations of U.S. federal securities laws because these laws are unlikely to have extraterritorial

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effect and do not have force of law in Bermuda. A Bermuda court may, however, impose civil liability on New Cushman & Wakefield or its directors and officers if the facts alleged and proved in the Bermuda proceedings constitute or give rise to a cause of action under the applicable governing law, not being a foreign public, penal or revenue law.

The New Cushman & Wakefield Bye-laws restrict Shareholders from bringing certain legal actions against our officers and directors.

The New Cushman & Wakefield Bye-laws contain customary provisions for the indemnification and protection of directors and officers, including a waiver by Shareholders for any claim or right of action a Shareholder might have (whether individually or by or in the right of the company) against any director or officer of the company arising from any action or inaction by such director or officer in the performance of his or her duties for New Cushman & Wakefield, but excluding any claim or right of action arising out of the fraud or dishonesty of such person or to recover any gain, personal profit or advantage. Consequently, this waiver limits the right of Shareholders to assert claims against our officers and directors unless the act or failure to act involves fraud or dishonesty or a gain, personal profit or advantage to which such director or officer is not legally entitled.

Ownership and transfer of the New Cushman & Wakefield Shares could be restricted if the New Cushman & Wakefield Shares are delisted from the NYSE.

The New Cushman & Wakefield Shares may be offered or sold in Bermuda only in compliance with the provisions of the Bermuda Companies Act and the Investment Business Act 2003 of Bermuda, which regulates the sale of securities in Bermuda. In addition, the BMA must approve all issues and transfers of shares of a Bermuda exempted company limited by shares. However, the BMA has, pursuant to its statement of June 1, 2005, given its general permission under the Exchange Control Act and related regulations for the issue and free transfer of New Cushman & Wakefield Shares to and among persons who are non-residents of Bermuda for exchange control purposes as long as New Cushman & Wakefield Shares are listed on an appointed stock exchange, which includes the NYSE. This general permission would cease to apply if none of the New Cushman & Wakefield Shares were to be listed on the NYSE or another appointed stock exchange.

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PART I

EXPLANATORY STATEMENT

(in compliance with section 897 of the Companies Act 2006)

, 2025

To the Cushman & Wakefield Shareholders, and, for informational purposes only, to the holders of awards granted under the Cushman & Wakefield Equity Incentive Plans.

Recommended proposals relating to the introduction of a new Bermuda-incorporated holding company to be effected by means of a Scheme of Arrangement under Part 26 of the Companies Act

1.   Background to and Reasons for the Redomiciliation

On March 28, 2025, the Company announced proposals relating to the corporate structure and organization of the Cushman & Wakefield Group, including its intention to create a new Bermuda-incorporated parent company.

On May 30, 2025, the Company published and posted a joint proxy statement and scheme circular document to Shareholders (the “Original Proxy Statement and Scheme Document”), proposing that the redomiciliation detailed therein was to be effected by means of a Court-sanctioned scheme of arrangement of the Company under Part 26 of the Companies Act (the “Original Scheme”). The Original Proxy Statement and Scheme Document also contained, amongst other things, the Original Scheme and notices of the Original Court Meeting, Original General Meeting, and Original Shareholders Meeting, which were each scheduled to take place on July 15, 2025.

Following engagement with Shareholders on the original proposals, on July 14, 2025, the Company announced that it had decided to adjourn indefinitely the Original Court Meeting and withdraw the resolutions scheduled for consideration at the Original General Meeting, and Original Shareholders Meeting scheduled to be held on July 15, 2025. This decision was based on preliminary proxy votes which indicated that although a majority of the votes cast voted in favor of the resolutions required to implement the Redomiciliation, the supermajority approval thresholds for those resolutions would not have been met. This decision was intended to allow the Company to engage further with Shareholders and gather additional feedback and perspectives on the Redomiciliation, including the governance changes proposed to be implemented in connection with the Redomiciliation.

Since then, we have engaged extensively with Shareholders to further discuss and address these matters. We believe the revised proposals contained in this Document address the feedback received from Shareholders, while preserving the anticipated benefits of the Redomiciliation for Cushman & Wakefield and Shareholders. As requested by Shareholders, the Company is also providing Shareholders with certain additional information on the Redomiciliation, including the additional anticipated benefits of the Redomiciliation and alternatives considered by the Board.

The Redomiciliation is proposed to be implemented by putting in place New Cushman & Wakefield as the new publicly held parent company for the Cushman & Wakefield Group by means of a scheme of arrangement under Part 26 of the Companies Act.

The particular type of scheme of arrangement Cushman & Wakefield is proposing to use to implement the Redomiciliation is known as a “cancellation scheme”. Under a cancellation scheme, a company cancels all of its outstanding shares by way of a reduction of capital (in this case, the Cushman & Wakefield Reduction of Capital). This cancellation creates a credit arising in its books of account which is “capitalized” (i.e., converted into share capital) with such new share capital being issued to a third party (in this case, New Cushman & Wakefield). New Cushman & Wakefield will be required to (and will commit to the Court that it will) issue New Cushman & Wakefield Shares to the Shareholders on a one-for-one basis to the Scheme Shares that each Shareholder held prior to the Cushman & Wakefield Reduction of Capital. Consequently, New Cushman & Wakefield will become the parent of the Company and the Cushman & Wakefield Group, and you will hold shares in New Cushman & Wakefield.

Cushman & Wakefield has concluded that moving the jurisdiction of incorporation for its parent holding company to Bermuda from England and Wales will facilitate the Company’s ability to deliver sustainable long-term value creation for Shareholders. The Board believes it will reduce the administrative burden and associated costs as the burden of dual regulation from the U.S. and Bermuda will be significantly lower than the Company’s current burden of dual regulation from both the U.S. and the U.K. The Board also believes that Cushman & Wakefield’s principally U.S. Shareholder base would be best served by the U.S.-style corporate governance available under the more adaptable and business-friendly corporate law of Bermuda, including the changes to our incorporation documents we are proposing to implement in connection with the Redomiciliation. In addition, the Board believes the Redomiciliation will allow us to maintain strong corporate governance, a stable corporate structure, and capital flexibility.

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In response to Shareholder feedback, we are revising some of the governance provisions that were previously contemplated. In particular, we are no longer proposing that Shareholders can only remove directors between annual meetings for cause or that certain business combinations not supported by the Board are subject to supermajority shareholder approval requirements. In addition, the New Cushman & Wakefield Board will not use its power to issue preference shares for any defensive or anti-takeover purpose or for the purpose of implementing any shareholder rights plan without the approval of Shareholders.

Under our revised proposals and applicable governance rules, Shareholders will benefit from:

•	the declassification of the Board, allowing Shareholders to vote on the election of directors on an annual basis, which would be phased in over a three-year period;
•	the continued ability for Shareholders to remove directors between annual meetings via Shareholder resolution for any reason, which together with the declassification of the Board will allow Shareholders to hold all directors accountable;
•	the removal of supermajority voting requirements to (i) amend our governing documents and (ii) effect certain business combinations; and
•	a commitment that the Board will not issue preference shares for any defensive or anti-takeover purpose or for the purpose of implementing any shareholder rights plan without the approval of Shareholders.

In addition, we will continue to have in place robust protections in relation to related party transactions through (a) the continued application of NYSE and SEC rules, which require Shareholder approval for and/or restrict certain transactions with directors, officers or substantial Shareholders, (b) our written Related Party Transaction Policies, which is guided by NYSE and SEC rules and regulations, and (c) applicable Bermuda law.

The decision to pursue the Redomiciliation is the result of an extensive review process that took approximately 18 months. During this process, the Board considered five different jurisdictions (United States (including Delaware), Cayman Islands, Jersey (Channel Islands), Ireland and Luxembourg), assessing each one on a number of different factors. Following rigorous analysis, the Board selected Bermuda as the jurisdiction it believed offered Cushman & Wakefield and Shareholders the best balance in terms of economic savings, efficiencies from reduced administrative burden, reliability, tax neutrality, risk, feasibility and facilitation and creation of long-term shareholder value. After a comprehensive evaluation of the potential implications of relocating to the United States (e.g., Delaware), that option was ultimately set aside due to the overall cost considerations, including a material tax impact that would have made the move economically unfeasible and detrimental to Shareholders. Similarly, the Board determined that the other jurisdictions analyzed did not provide the same overall advantages and benefits to the Company and Shareholders as Bermuda.

We believe the Redomiciliation will not have any material impact on the day-to-day conduct of the business of the various operating companies within the Cushman & Wakefield Group. The Redomiciliation will not in and of itself result in any job losses or relocation out of the United Kingdom or any other country of existing personnel who comprise the workforce of our various operating companies. The location of our future operations will depend on the needs of our business, independent of legal domicile, as per our practice prior to the Redomiciliation.

The Scheme requires:

•	the approval of the Scheme by a majority in number who represent 75 percent or more in value of the Cushman & Wakefield Shares held by Scheme Shareholders present and voting, in person or by proxy, at the Court Meeting;
•	the Scheme Resolutions being passed by 75 percent of the votes cast by Cushman & Wakefield Shareholders, in person or by proxy, at the General Meeting; and
•	the approval of the Court.

Your attention is drawn to the letter from Michelle MacKay, Chief Executive Officer and the letter from Noelle Perkins, Executive Vice President, Chief Legal Officer & Secretary, each of which appears earlier in this Document and forms part of this Explanatory Statement. The letters contain, among other things: (a) information on the background to and reasons for the Redomiciliation, and (b) the actions to be taken by you, including how to make sure your vote is counted at the Meetings.

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Key Legal Differences and Expected Benefits of Change in Domicile

Below is a summary of certain key differences between English and Bermuda law and the applicable provisions in the Articles and the New Cushman & Wakefield Bye-laws, and the related benefits we hope to realize by effecting the Redomiciliation through the Scheme. Please also see “Part V Additional Information — Comparison of the Rights of Cushman & Wakefield Shareholders and New Cushman & Wakefield Shareholders” for a comparison of your rights as a holder of Cushman & Wakefield Shares and your rights that would result from the Scheme and holding New Cushman & Wakefield Shares. Please be sure to review that detailed comparison carefully to ensure that you understand the differences in your rights that will result from the implementation of the Scheme.

Primary Benefits of Redomiciliation to Bermuda

Issue	Cushman & Wakefield (England)	New Cushman & Wakefield (Bermuda)	Benefit
Cash Savings	Incremental annual cash costs of maintaining incorporation in England, such as production of separate IFRS financial statements and accompanying annual reports that are of limited utility to our Shareholders	Lower costs of maintaining Bermuda incorporation	Estimated overall annual cash savings of more than US$3 million from reduced administrative, accounting, tax and legal complexity
Share Buybacks

Must be conducted through shareholder-approved contracts with shareholder-approved counterparties; approvals must be renewed every five years or more frequently

U.K. stamp duty imposed on Cushman & Wakefield

		No similar restrictions No stamp duty	Greater flexibility and reduced costs of executing share buybacks
Dividends, Distributions and Share Buybacks	Requirement to have sufficient “distributable reserves” calculated as aggregate earnings over time	No restrictions other than solvency tests	Greater flexibility and reduced costs in returning capital to Shareholders, as is customary in the U.S.
Supermajority Requirements	A variety of corporate transactions require the approval of 75 percent of the votes cast	Generally, not applicable except in schemes of arrangement; reduced reliance on schemes of arrangement	Greater flexibility to change organizational documents and pursue value-enhancing transactions
Mergers or Business Combinations

Mergers are generally not available

Business combinations effected pursuant to a scheme of arrangement requiring approval by a majority in number who represent 75 percent or more in value of the shares held by shareholders present and voting

		Mergers available No supermajority vote required for mergers under default Bermuda law or under the New Cushman & Wakefield Bye-laws	Greater flexibility to pursue mergers and other business combinations (with simple majority vote contemplated under the provision in the New Cushman & Wakefield Bye-laws for business combinations)

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Issue	Cushman & Wakefield (England)	New Cushman & Wakefield (Bermuda)	Benefit
Preference Shares	Under the Articles, the creation of a new class of preference shares would generally require Shareholders to pass an ordinary resolution. In order to allot and issue any such preference shares, the Board would generally need to be authorized by an ordinary resolution and, to the extent that any such preference shares were to be issued on a non-pre-emptive basis, the Board would need to be authorized to disapply existing Shareholders’ statutory pre-emption rights by a special resolution	Preference shares may be issued by New Cushman & Wakefield in the future with such rights, preferences and designations as determined by the Board, without further action by the Shareholders (under the provision in the New Cushman & Wakefield Bye-laws we are proposing to implement)

Greater flexibility to create preference shares, consistent with common U.S. terms

Greater flexibility in capital raising, management and structuring

Helps support long-term stability and growth, allowing proactive decision-making without requiring Shareholder approval for each issuance

No issue of preference shares for any defensive or anti-takeover purpose or for the purpose of implementing any shareholder rights plan without the approval of Shareholders

Board Declassification	Under the Articles, directors are divided into three classes, and directors in each class are elected every third year to serve three-year terms	Shareholders would have the ability to vote on the election of the entire New Cushman & Wakefield Board on an annual basis, which ability would be phased in gradually over a three-year period (under the provision in the New Cushman & Wakefield Bye-laws we are proposing to implement)	Greater director accountability to Shareholders
Removal of Directors for Any Reason	Shareholders are permitted to remove a director, with or without cause, by an ordinary resolution passed by a simple majority of votes cast	Shareholders continue to have the right to remove a director, with or without cause, by an ordinary resolution passed by a simple majority of votes cast between Annual General Meetings	Continued ability for Shareholders to hold directors to account
Pre-emption Rights

Capital raising flexibility limited by statutory pre-emption rights on new equity issues for cash

Shareholders must waive application of pre-emption rights (75 percent of the votes cast); duration of approval is limited to a five-year or shorter period

		No statutory pre-emption rights, but New Cushman & Wakefield will remain subject to the NYSE Shareholder Approval Rule, which requires shareholder approval prior to the issue of New Cushman & Wakefield Shares in certain cases, if the securities to be issued amount to 20 percent or more of the shares or voting power outstanding before the issue of such securities, or would result in a change of control	Greater flexibility in capital raising, management and structuring Pre-emption rights are very rare for U.S. public companies as they can cause significant delays

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Cash Savings

Currently, the Company is subject to the requirements of two separate, and mismatched, regulatory frameworks: the securities laws of the United States (including applicable NYSE listing requirements), and the U.K. Companies Act (including the Financial Reporting Council). Although there is conceptual overlap between the two frameworks, compliance with each has separate and unique requirements, with significant administrative burden and associated costs.

For example, the Company must currently go through the year-end close process twice, in two different jurisdictions, with two different statutory filing requirements. Because of this, the Company must maintain, among other things:

•	two sets of financial statements, each of which must be independently audited in accordance with two different accounting standards;
•	two separate audits, each by an entirely different audit team (one in the U.S. and one in the U.K.); and
•	two separate annual reports, encompassing two separate executive compensation reports, two ESG reporting frameworks, and two Board approvals, prepared with the support of two sets of law firms, tax consultants, and executive compensation consultants.

The Company has therefore identified several areas of cash savings that it would expect to realize following the consummation of the Redomiciliation, including:

•	savings from no longer having to prepare and file consolidated annual IFRS statutory accounts for Cushman & Wakefield which are compliant with requirements of the Companies Act. We believe such IFRS accounts provide limited incremental information to our principally U.S. Shareholder base given the SEC-compliant U.S. GAAP financial reporting that we separately provide to Shareholders (and will continue to provide after the Redomiciliation);
•	reduced external legal counsel costs associated with the impact of certain English rules on our proxy statements, annual and special meetings of Shareholders and other legal issues associated with incorporation under the laws of England and Wales;
•	stamp duty of 0.5 percent of the value of share buybacks no longer applying; and
•	other administrative savings, such as transfer agent savings due to simpler Bermuda share transfer processes.

By moving to Bermuda, the Company estimates that it will save more than US$3 million annually from reduced administrative, accounting, tax and legal complexity. That total includes quantitative and qualitative savings from alleviating the cumbersome dual compliance mandate placed on the Company’s corporate staff and does not reflect additional legal, administrative and compliance costs that are expected to be saved in the future relating to certain potential ordinary course transactions, including share repurchases. While the total costs of the redomiciliation process are expected to be approximately US$4 million, the Company expects to recoup these costs in approximately 12 to 18 months, based solely on estimated annual savings.

Share Buybacks

Under English law, shareholder approval is required to effect share buybacks because a U.K. public company may purchase its own shares only: (a) “on-market” on a “recognized stock exchange”, which includes the London Stock Exchange, but does not include the NYSE (and so this method cannot currently be utilized by Cushman & Wakefield), or (b) “off-market” pursuant to a share purchase contract that, along with the identity of the counterparties, has been approved by its shareholders. Any such approval expires not more than five years after it is granted. Cushman & Wakefield’s current share buyback program uses this second approach and is scheduled to expire in September 2027. Since the terms pursuant to which companies implement these buybacks change from time to time and shareholder approval is necessary for any amendment to these share purchase contracts, to retain the flexibility to utilize share buyback programs whenever market conditions are appropriate, U.K. companies such as Cushman & Wakefield are required to regularly seek shareholder approval of changes to these contracts or to introduce new counterparties.

In addition, English law applies a stamp tax on share buybacks at a rate of 0.5 percent of the value of the repurchases.

The regular shareholder approval and the fees charged by the banks serving as counterparties as well as the imposition of stamp tax increase the administrative burden and costs associated with our share buyback programs and may reduce flexibility to implement these programs in the most efficient way in the future.

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Bermuda law does not require shareholder approval of a company’s purchases of its own shares or impose any stamp tax on such purchases. In addition, as a Bermuda company we would no longer be required to effect our share buyback program through specified counterparty banks, thereby providing enhanced flexibility and providing possible cost savings.

Self-Tender Offers

Consistent with the treatment of share buybacks generally, self-tender offers for U.K. companies whose shares trade “off market” must also be implemented under the pre-approved share purchase contracts with identified counterparties. The counterparties’ role in these self-tender offers results in additional costs and complexities.

As with other share buybacks, Bermuda law does not require a company to conduct these tender offers under shareholder-approved contracts through shareholder-approved counterparty banks, thus allowing us to conduct these transactions in a more streamlined and cost-efficient manner.

“Distributable Reserve” Requirement for Dividends, Distributions and Share Buybacks

Under English law, a company can issue dividends or share distributions or undertake share buybacks only if it has sufficient “distributable reserves”. The calculation of such distributable reserves requires, among other things, all accumulated realized losses (irrespective of when incurred) to be deducted from a company’s accumulated realized profits (which will have been reduced by other distributions over time), rather than simply referencing the company’s net asset position at the time or the actual profits made in a particular financial period when the dividend or distribution is paid or the share buyback occurs.

If a company does not have sufficient distributable reserves, it would be prohibited from issuing dividends or share distributions or undertaking share buy-backs. It would also be prohibited from effecting a potential value-creating transaction involving a split-off or spin-off of assets to its shareholders.

Bermuda does not have a distributable reserves requirement applicable to dividends, distributions or share buybacks. Instead, Bermuda law will permit New Cushman & Wakefield to engage in share distributions, including spin-off and split-offs, dividends and share buybacks unless New Cushman & Wakefield is, or would after the distribution be, unable to pay its liabilities as they become due, or the realizable value of its assets would be less than its liabilities. Consistent with many U.S. companies, this more flexible standard will enhance the New Cushman & Wakefield Board’s ability to make these types of dividends, distributions and share buybacks and pursue these types of transactions as opportunities arise.

Supermajority Requirements

Under English law, certain corporate matters must be approved by supermajority votes of shareholders that require the affirmative vote of 75 percent of the votes cast. These matters include, among others, any amendment of a company’s articles of association and the disapplication (or waiver) of statutory pre-emption rights on the issue of equity securities for cash. Additionally, any scheme of arrangement, which is required under English law for many business combination or redomiciling transactions, such as the Scheme described in this Document, requires the approval of a majority in number of the shareholders who represent 75 percent or more in value of the company’s shares present and voting.

Bermuda law does not impose these supermajority requirements at all, or does so only in more limited circumstances. For example, Bermuda law requires the affirmative vote of the holders of only a majority of the shares entitled to vote thereon to approve an amendment to a company’s bye-laws. Bermuda law also does not impose statutory pre-emption rights, making the supermajority vote on their disapplication unnecessary. While the shareholder approval thresholds required under the Bermuda Companies Act for schemes of arrangements are similar to those in England, Bermuda law offers mergers in more circumstances making the reliance on schemes and associated supermajority votes less critical for implementing value-enhancing transactions. The absence of these supermajority requirements under Bermuda law will facilitate the ability of New Cushman & Wakefield to make subsequent changes to the New Cushman & Wakefield Bye-laws or pursue potential business combination transactions, without providing a small minority of New Cushman & Wakefield Shareholders with the ability to block these value-creating transactions.

Preference Shares

Under the Articles, the creation of a new class of preference shares would generally require Shareholders to pass an ordinary resolution. In order to allot and issue any such preference shares, the Board would generally need to be authorized by an ordinary resolution and, to the extent that any such preference shares were to be issued on a non-pre-emptive basis, the Board would need to be authorized to disapply existing Shareholders’ statutory pre-emption rights by a special resolution.

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On the Effective Date, New Cushman & Wakefield is expected to have an authorized share capital of US$80,000,000 of aggregate nominal value, of which approximately US$                  will be utilized to issue the approximately                  New Cushman & Wakefield Shares pursuant to the Scheme on the Effective Date, based on the number of Cushman & Wakefield Shares outstanding as of                  , 2025, the last practicable date prior to the mailing of this Document.

If the New Cushman & Wakefield Bye-laws are adopted, the New Cushman & Wakefield Board may designate any such remaining authorized shares as preference shares. Such preference shares may be issued by New Cushman & Wakefield in the future with such rights, preferences and designations as determined by the New Cushman & Wakefield Board, without further action by the Shareholders. However, the Board reserves the right to exercise its discretion not to adopt the terms referred to in Advisory Resolution No. 3 (Bye-law Provision: Authorization of Preference Shares) if the non-binding, advisory vote in respect of such Advisory Resolution evidences substantial Shareholder opposition. If the Board chooses to exercise such discretion in connection with Advisory Resolution No. 3 (Bye-law Provision: Authorization of Preference Shares), this provision will not be adopted in the New Cushman & Wakefield Bye-laws and the New Cushman & Wakefield Board will not be able to issue preference shares without the future approval of the New Cushman & Wakefield Shareholders.

With regard to a proposed new class of preference shares, the New Cushman & Wakefield Board’s authority to determine the terms of any such preference shares would include, but not be limited to: (a) the designation of each class or series and the number of shares that will constitute each such class or series, (b) the maturity date, if any, and the dividend rate and payment schedule, if any, for each class or series, (c) the price at which, and the terms and conditions on which, the shares of each class or series may be redeemed, if such shares are redeemable, (d) the terms and conditions, if any, upon which shares of each class or series may be converted into shares of other classes or series of shares of New Cushman & Wakefield, or other securities, (e) the voting rights, if any, of such class or series, including any voting rights with respect to the election of directors, and (f) the preferences and relative, participating, optional, liquidation, pre-emption or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such class or series.

Preference shares offer the potential for value-creating transactions. For example, preference shares may present flexible capital raising opportunities for New Cushman & Wakefield, such as potentially offering a stated dividend or liquidation preference to investors, thereby attracting a different type of investor to New Cushman & Wakefield who is focused on a fixed return as well as growth opportunities. Preference shares also support New Cushman & Wakefield’s long-term stability and growth, allowing proactive decision-making without requiring Shareholder approval for each issuance. Although no such offerings are intended at this time, such flexibility could result in alternative fundraising opportunities in the future to drive organic or acquisitive growth of the Cushman & Wakefield Group.

The New Cushman & Wakefield Board will not use its power to issue preference shares for any defensive or anti-takeover purpose or for the purpose of implementing any shareholder rights plan without the approval of Shareholders.

Pre-emption Rights

Under English law, a company’s shareholders are entitled to pre-emption rights on the issue of equity securities for cash, unless shareholders approve the disapplication of the pre-emption rights by the affirmative vote of 75 percent of the votes cast. Any such disapplication of pre-emption rights must be limited in amount and may be effective for a period of no more than five years.

It is customary for English companies to receive shareholder approval for a relatively small amount of shares on an annual basis. While we do not have any current plans to raise capital through equity issuance for cash, we may do so in the future. The time required to seek and obtain shareholder approval for an equity issuance in excess of the then-current approved amount could constrain our ability to react quickly to funding needs and market conditions in connection with capital raising transactions.

Bermuda law does not subject the issue of shares for cash to statutory pre-emption rights, enhancing the flexibility of New Cushman & Wakefield to capitalize in our financing activities on favorable market conditions that may exist from time to time. Further, eliminating the requirement to vote on disapplication of pre-emption rights every five years or more frequently (including annually, as we are expecting to do beginning in 2028 if the Redomiciliation does not go into effect) reduces administrative costs and burden on the Cushman & Wakefield Group.

However, New Cushman & Wakefield will remain subject to the NYSE Shareholder Approval Rule, which requires shareholder approval prior to the issue of New Cushman & Wakefield Shares, or of securities convertible into or exercisable for New Cushman & Wakefield Shares, in certain cases, if the securities to be issued amount to 20 percent or more of the shares or voting power outstanding before the issue of such securities or would result in a change of control.

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Bermuda’s Stable Corporate Legal Environment

The Board considered Bermuda’s stable corporate legal environment, which serves as the jurisdiction of organization for a significant number of U.S. publicly listed companies. As of December 31, 2024, more than 30 companies listed on either the NYSE or NASDAQ with a market capitalization in excess of US$1 billion were organized in Bermuda, eight of which had a market capitalization in excess of US$10 billion. Accordingly, the Board believes that the Redomiciliation will allow the Company to benefit from this established corporate law framework that will provide corporate governance that is more familiar to our principally U.S. Shareholder base.

Continued Application of the NYSE Listing Standards and SEC Rules

In addition, due to the fact that the New Cushman & Wakefield Shares will be listed on the NYSE, the NYSE listing requirements and the U.S. securities laws to which New Cushman & Wakefield will be subject will not change as a result of the Redomiciliation, including with respect to the NYSE rules pertaining to conflicts of interest, director independence, corporate governance guidelines, say-on-pay and shareholder approval of certain share issuances.

The Redomiciliation Will Have Limited Impact

The Redomiciliation will change the jurisdiction of incorporation and governing documents of our parent company but we believe that it will have little to no effect on our operations and subsidiaries:

•	the Redomiciliation is not tax-driven, and our subsidiaries’ tax residence will not change;
•	as a Bermuda company, New Cushman & Wakefield will continue trading on the NYSE (under the symbol “CWK”) and will continue to be governed by SEC rules and regulations;
•	our day-to-day operations and those of our operating companies are expected to be materially unaffected by the Redomiciliation;
•	the Redomiciliation is not expected to result in any material changes in our offices, management team, Board or employee base, nor will it result in material changes to our operating companies’ client offerings or services; and
•	there will be no material change in our U.S. GAAP financial statements and no changes in our financial documents, financings or credit agreements as a result of the Redomiciliation.

2.   Implementation of the Proposal

Preparatory Steps

New Cushman & Wakefield

New Cushman & Wakefield has been incorporated in Bermuda as an exempted company limited by shares. Prior to the Effective Date, New Cushman & Wakefield will not commence operations (other than entry into contracts and activities associated with its administration and the Redomiciliation).

The initial subscriber to the New Cushman & Wakefield Memorandum of Association was Appleby Global Corporate Services (Bermuda) Ltd. Such subscriber subscribed to the New Cushman & Wakefield Memorandum of Association solely for the purposes of facilitating the incorporation of New Cushman & Wakefield and has not been issued and allotted any shares in New Cushman & Wakefield. Cushman & Wakefield has been issued and allotted one share in the capital of New Cushman & Wakefield which will be held pending implementation of the Scheme.

Subject to the resolutions being passed at each of the Meetings, on the Effective Date, New Cushman & Wakefield will have an authorized share capital of US$80,000,000 of aggregate nominal value, of which approximately US$                  will be utilized to issue the approximately                  New Cushman & Wakefield Shares on the Effective Date, based on the number of Cushman & Wakefield Shares outstanding as of                  , 2025, the last practicable date prior to the mailing of this Document. As at the date of this Document, New Cushman & Wakefield’s issued and outstanding shares comprise only the one initial share described above.

The Articles of Cushman & Wakefield

Any Cushman & Wakefield Shares issued (for example, on the exercise of awards under the Cushman & Wakefield Equity Incentive Plans) after the Scheme Record Time will not be subject to the Scheme. Accordingly, it is also proposed that the Articles be amended so that any Cushman & Wakefield Shares issued to any person other than New Cushman & Wakefield on or after the Scheme Record Time will be transferred automatically to New Cushman & Wakefield (or as it may otherwise direct) in consideration for the issue of one New Cushman & Wakefield Share for each Cushman & Wakefield Share so issued (i.e., on the same terms as if they had been subject to the Scheme).

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The Articles Amendment Resolution will also authorize the Company to procure the transfer of Cushman & Wakefield Shares held by Overseas Shareholders to a nominee to hold in circumstances where the issue of the New Cushman & Wakefield Shares to the relevant Overseas Shareholder would or might infringe certain laws or require the observance of additional governmental or regulatory consents or otherwise. The amendment to the Articles permits the nominee to sell the New Cushman & Wakefield Shares and remit the proceeds of such to the Overseas Shareholder.

The Articles Amendment Resolution is set out in full in the notice of the General Meeting in “Part VII Notice of General Meeting” of this Document. Accordingly, the Articles Amendment Resolution will be proposed as a special resolution at the General Meeting.

The Scheme

The Scheme process requires the approval of Shareholders and the sanction of the Court under Part 26 of the Companies Act. The Company will not apply for Court sanction of the Scheme unless the Conditions have been satisfied (or if not satisfied, to the extent permitted by applicable law, waived).

Under the Scheme, the number of outstanding shares of Cushman & Wakefield will be reduced by cancelling the Scheme Shares pursuant to the Cushman & Wakefield Reduction of Capital at the Effective Date.

Simultaneously with the Cushman & Wakefield Reduction of Capital taking effect: (a) New Cushman & Wakefield will issue to the Scheme Shareholders the following New Cushman & Wakefield Shares:

one (1) New Cushman & Wakefield Share	for each Cushman & Wakefield Share held at the Scheme Record Time in consideration for the cancellation of the Scheme Shares and the issue of the New Shares to New Cushman & Wakefield, and (b) Cushman & Wakefield will transfer for nil consideration New Cushman & Wakefield’s initial share held in the name of Cushman & Wakefield to New Cushman & Wakefield and New Cushman & Wakefield will immediately cancel such initial share.

Immediately upon the Cushman & Wakefield Reduction of Capital taking effect and the issue of the New Cushman & Wakefield Shares to the Scheme Shareholders: (a) New Cushman & Wakefield shall subscribe for one New Share for US$0.10, and the Company shall allot and issue such New Share to New Cushman & Wakefield, and (b) immediately afterwards, Cushman & Wakefield shall apply the credit arising in its books of account as a result of such reduction of capital in paying up, in full at par, such number of New Shares as will have an aggregate nominal value equal to the aggregate nominal value of Scheme Shares cancelled pursuant to the Cushman & Wakefield Reduction of Capital and shall allot and issue the same, credited as fully paid up (and free from liens, charges, encumbrances, rights of pre-emption, rights of set-off, and other third party rights of any nature whatsoever), to New Cushman & Wakefield and/or its nominee(s). The Company will become a wholly-owned, direct subsidiary of New Cushman & Wakefield.

The allotment and issue by the Company to New Cushman & Wakefield of one New Share for US$0.10 described above is in order to facilitate the allotment by the Company of the other New Shares to New Cushman & Wakefield without the requirement for an independent valuation of the New Shares.

In consequence of these steps, immediately upon the Scheme becoming effective, Cushman & Wakefield Shareholders will hold New Cushman & Wakefield Shares in the same proportions in which they held Cushman & Wakefield Shares immediately prior to the Effective Date.

Shareholders who sell or otherwise transfer their Cushman & Wakefield Shares after the Voting Record Time but prior to the Scheme Record Time will not participate in the Scheme and will not receive any New Cushman & Wakefield Shares.

The allotment and issue of the New Cushman & Wakefield Shares will require approval of the New Cushman & Wakefield directors.

The full terms of the Scheme are set out in “Part III The Scheme of Arrangement” of this Document.

Conditions to Implementation of the Proposal

The Scheme will not be implemented unless each of the following conditions is satisfied (or if not satisfied, to the extent permitted by applicable law, waived):

(a)	the Scheme having been approved by a majority in number who represent 75 percent or more in value of the Cushman & Wakefield Shares held by Scheme Shareholders present and voting, in person or by proxy at the Court Meeting;

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(b)	all Scheme Resolutions proposed at the General Meeting having been approved by the requisite majority;

(c)	the directors having not resolved to abandon the Scheme prior to the Court Order sanctioning the Scheme (the directors have discretion to determine that the Scheme should no longer proceed if they consider that it is no longer in the best interests of the Company and the Shareholders as a whole);

(d)	all statutory, regulatory or governmental consents, licenses, confirmations, clearances (including, but not limited to, any foreign investment clearances), permissions and other approvals required in connection with the Scheme under applicable laws in the United Kingdom, the United States, Bermuda and the various countries in which we do business and/or hold our interests in, including certain approvals from FIRB, the FCA, the AMF, and under the NSIA, have been obtained on terms reasonably acceptable to the Board;

(e)	the New Cushman & Wakefield Shares to be issued pursuant to the Scheme having been authorized for listing on the NYSE, subject to official notice of issuance;

(f)	the sanction (with or without modification) of the Scheme and the confirmation of the Cushman & Wakefield Reduction of Capital by the Court as described in “Part I Explanatory Statement — 3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions — Court Approval”;

(g)	the delivery of a copy of the Court Order and the related statement of capital to the Registrar of Companies, and, if so ordered by the Court, the registration of the Court Order and the related statement of capital by the Registrar of Companies; and

(h)	at the Effective Date, there being no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Scheme or related transactions.

3.   Meetings and Consents for Implementation of the Proposal and Advisory Resolutions

Before the Court’s approval can be sought to sanction the Scheme, the Scheme will require:

•	the approval of Scheme Shareholders at the Court Meeting; and
•	the passing of the Scheme Resolutions set out in the notice of the General Meeting.

Due to applicable rules and regulations of the SEC, we are also asking our Shareholders to vote, on a non-binding, advisory basis, on the Advisory Resolutions at the Shareholders Meeting. These Advisory Resolutions will be considered approved if there is an affirmative vote of a majority of the votes cast by Shareholders, in person or by proxy at the Shareholders Meeting. However, the implementation of the Scheme is not conditional on approval of any of the Advisory Resolutions. Accordingly, a vote against any of the Advisory Resolutions will not count as a vote against the Scheme. Similarly, if any of the Advisory Resolutions are not approved by the requisite majorities, the Board expects to adopt the proposed New Cushman & Wakefield Bye-laws in substantially the form attached to this Document as the Annex. However, the Board reserves the right to exercise its discretion not to adopt the terms referred to in Advisory Resolution No. 3 (Bye-law Provision: Authorization of Preference Shares) if the non-binding, advisory vote in respect of such Advisory Resolution evidences substantial Shareholder opposition.

The Meetings will be held in person at 1290 Avenue of the Americas, 7th Floor, New York, New York 10104 on                  , 2025. Notices of the Court Meeting, the General Meeting and the Shareholders Meeting are set forth in “Part VI Notice of Court Meeting”, “Part VII Notice of General Meeting” and “Part VIII Notice of Shareholders Meeting” of this Document, respectively.

The Company will announce the preliminary voting results at each of the Meetings. It will post the final results of voting at each Meeting on its website promptly after the Meetings. The Company will also report the final results in a Current Report on Form 8-K that it will file with the SEC. All reports Cushman & Wakefield files with the SEC are publicly available when filed; for more information, see “Part V Additional Information — Where You Can Find More Information”.

Court Meeting

The Court Meeting will be convened at                  Eastern Time on                  , 2025 and will be held in person at 1290 Avenue of the Americas, 7th Floor, New York, New York 10104 pursuant to an order of the Court, to enable the Scheme Shareholders to consider and, if thought fit, approve the Scheme.

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All Scheme Shareholders as of the Voting Record Time will be entitled to vote at the Court Meeting in respect of the number of Scheme Shares registered in their names at the relevant time, as further described below.

At the Court Meeting, voting will be held by way of a poll and each Cushman & Wakefield Shareholder entitled to attend and who is present, in person or by proxy, will be entitled to one vote for every Cushman & Wakefield Share held.

The statutory majority required to approve the Scheme at the Court Meeting is a majority in number of Shareholders (as at the Voting Record Time) representing 75 percent or more in value of the Cushman & Wakefield Shares held by them present and voting, in person or by proxy at the Court Meeting.

FOR	THE BOARD UNANIMOUSLY RECOMMENDS THAT CUSHMAN & WAKEFIELD SHAREHOLDERS VOTE “FOR” THE SCHEME AT THE COURT MEETING.

In order for the Court to be satisfied that the votes cast constitute a fair representation of the views of Shareholders, it is important that as many votes as possible are cast at the Court Meeting. Shareholders are therefore urged to take the action relating the submission of your proxy vote(s) referred to “Part I Explanatory Statement — 17. Action to be Taken”.

If the Scheme is approved and becomes effective, it will be binding on all Shareholders as at the Scheme Record Time irrespective of whether they attended the Court Meeting, the way in which they voted or whether they voted at all.

General Meeting

The implementation of the Scheme will also require the passing of four Scheme Resolutions to be proposed at the General Meeting. The General Meeting will be convened at                  (or as soon thereafter as the Court Meeting has concluded or been adjourned) on                  , 2025 (the same day as the Court Meeting) and will be held in person at 1290 Avenue of the Americas, 7th Floor, New York, New York 10104 to enable Shareholders to consider and, if thought fit, approve the following resolutions, which relate to certain procedural matters necessary to implement the Scheme.

1.   Scheme Resolution No. 1: Approval of Scheme.

The purpose of Scheme Resolution No. 1 (the full text of which is set forth below) is to approve the Scheme and give the Board the authority to carry out the procedural actions necessary to implement the Scheme.

“THAT the scheme of arrangement, substantially in the form of “Part III The Scheme of Arrangement” of the accompanying Document, in its original form or with or subject to any modification, addition or condition approved or imposed by the High Court of Justice of England and Wales (the “Court”) proposed to be made pursuant to Part 26 of the Companies Act 2006 (the “Companies Act”) between the Company and the Scheme Shareholders (as defined therein) (the “Scheme”) be approved and the directors of the Company be, and they are hereby authorized, to take all such actions as they may consider necessary or appropriate for carrying the Scheme into effect;”

2.   Scheme Resolution No. 2: Cushman & Wakefield Reduction of Capital.

The purpose of Scheme Resolution No. 2 (the full text of which is set forth below) is to authorize the reduction of the Company’s share capital associated with the cancellation and extinguishment of the Scheme Shares.

“THAT the share capital of the Company be reduced by cancelling and extinguishing all of the Scheme Shares (the “Cushman & Wakefield Reduction of Capital”);”

3.   Scheme Resolution No. 3: Articles Amendments.

The purpose of Scheme Resolution No. 3 (the full text of which is set forth below) is to amend the Articles to ensure that any additional Cushman & Wakefield Shares issued pursuant to the Cushman & Wakefield Equity Incentive Plans, or otherwise, are, dependent on timing, subject to the Scheme or exchanged for New Cushman & Wakefield Shares on the same terms as if they were subject to the Scheme. In addition, the proposed amendment to the Articles will create a new class of B ordinary shares with a nominal value of US$0.10, which will facilitate the issue of the New Shares to New Cushman & Wakefield required as part of the Scheme.

“THAT for the purpose of giving effect to the Scheme, with effect from the passing of this Resolution No. 3, the Articles be hereby amended by the adoption and inclusion of the following new definition and new articles 5.14 and 134:

new definition:

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““B Ordinary Shares” has the meaning given to it in Article 5.14;”

as article 5.14:

“The Company may issue B ordinary shares, which shall be denominated in US dollars and shall have a nominal value of US$0.10 each (the “B Ordinary Shares”). B Ordinary Shares shall be issued with voting rights attached to them and each B Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company that have voting rights for voting purposes. Each B Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company for any dividend declared. Each B Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company for any distribution made on a winding up of the Company.”

as article 134:

“Scheme of Arrangement

(a)	In this article, references to the “Scheme” are to the scheme of arrangement under Part 26 of the Companies Act 2006 between the Company and the Scheme Shareholders (as defined in the Scheme dated , 2025 (as amended or supplemented)) and as approved by the holders of the Scheme Shares at the meetings convened by the Court (as defined in the Scheme) and as may be modified or amended in accordance with its terms, and expressions defined in the Scheme shall have the same meanings in this article.

(b)	Notwithstanding either any other provision of these Articles or the terms of any resolution whether ordinary or special passed by the Company in general meeting, if the Company issues any Cushman & Wakefield Shares (other than to New Cushman & Wakefield or its nominee(s)) on or before the Scheme Record Time (as defined in the Scheme), such Cushman & Wakefield Shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes thereof) and the original or any subsequent holder or holders of such Cushman & Wakefield Shares shall be bound by the Scheme accordingly.

(c)	Notwithstanding any other provision of these Articles, if any Cushman & Wakefield Shares are issued to any person (other than New Cushman & Wakefield or its nominee(s)) (“New Member”) after the Scheme Record Time (“Disposal Shares”), such New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will, provided the Scheme shall have become effective, be obliged to transfer immediately the Disposal Shares to New Cushman & Wakefield (or to such other person as New Cushman & Wakefield may otherwise direct) who shall be obliged to acquire all of the Disposal Shares in consideration of and conditional on the issue by or on behalf of New Cushman & Wakefield to the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) of the equivalent share in the capital of New Cushman & Wakefield for each Disposal Share to which the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) would have been entitled had each Disposal Share been a Scheme Share.

(d)	On any reorganization of, or material alteration to, the share capital of the Company (including, without limitation, any subdivision and/or consolidation) effected after the close of business on the Effective Date (as defined in the Scheme), the number of shares in the capital of New Cushman & Wakefield to be issued pursuant to (c) above shall be adjusted by the Company in such manner as the Board may determine to be appropriate to reflect such reorganization or alteration. References in this article to Cushman & Wakefield Shares shall, following such adjustment, be construed accordingly.

(e)	To give effect to any transfer required by this article, the Company may appoint any person as attorney for the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favor of New Cushman & Wakefield (or such other person as New Cushman & Wakefield otherwise directs) and do all such other things and execute and deliver all such documents as may in the opinion of the attorney be necessary or desirable to vest the Disposal Shares in New Cushman & Wakefield (or such other person as New Cushman & Wakefield otherwise directs) and pending such vesting to exercise all such rights attaching to the Disposal Shares as New Cushman & Wakefield may direct. If an attorney is so appointed, the New Member or any subsequent holder or any nominee of such New Member or any such subsequent holder shall not thereafter (except to the extent that the attorney fails to act in accordance with the

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directions of New Cushman & Wakefield) be entitled to exercise any rights attaching to the Disposal Shares unless so agreed by New Cushman & Wakefield. The Company may give good receipt for the purchase price of the Disposal Shares and may register New Cushman & Wakefield (or such other person as New Cushman & Wakefield otherwise directs) as holder of the Disposal Shares and issue to it certificates for the same. The Company shall not be obliged to issue a certificate to the New Member or any subsequent holder or any nominee of such New Member or any such subsequent holder for any Disposal Shares.

(f)	In connection with the Scheme, if, in respect of any Scheme Shareholder who the Company or New Cushman & Wakefield reasonably believes is (or is holding some or all of its Scheme Shares on behalf of, or for the benefit of, a person(s) who is) a citizen, resident or national of any jurisdiction outside the United Kingdom, the United States or Bermuda, the Company or New Cushman & Wakefield is advised that the allotment and issue of New Cushman & Wakefield Shares pursuant to the Scheme would, or might, infringe the laws of any jurisdiction outside the United Kingdom, the United States or Bermuda or would, or might, require the Company or New Cushman & Wakefield to observe any governmental or other consent or effect any registration, filing or other formality with which, in the opinion of the Company or New Cushman & Wakefield, it would be unable to comply or compliance with which it regards as unduly onerous, then (i) the Company may (unless such Scheme Shareholder satisfies the Company that no such violation or requirement would apply), in its sole discretion, appoint any person to execute as transferor an instrument of transfer transferring, prior to the Scheme Record Time, some or all of the Scheme Shares held by such Scheme Shareholder to a nominee to hold such Scheme Shares in trust for that Scheme Shareholder, on terms that the nominee shall sell the New Cushman & Wakefield Shares that it receives pursuant to the Scheme in respect of such Scheme Shares as soon as practicable following the Effective Date or (ii) New Cushman & Wakefield may, in its sole discretion, determine that some or all of the New Cushman & Wakefield Shares that would otherwise be allotted and issued to such Scheme Shareholder pursuant to the Scheme shall instead be allotted and issued to a nominee appointed by New Cushman & Wakefield as trustee for such Scheme Shareholder, on terms that they shall, as soon as practicable following the Effective Date, be sold on behalf of such Scheme Shareholder at the best price which can reasonably be obtained and the net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including any taxes or duties payable) shall be paid to such Scheme Shareholder in accordance with the provisions of Clause 4 of the Scheme. In the absence of bad faith or wilful default, none of the Company, New Cushman & Wakefield, the nominee and any broker or agent of any of them shall have any liability for any loss or damage arising as a result of the timing or terms of any such sale.

(g)	Notwithstanding any other provision of these Articles, both the Company and the directors may refuse to register the transfer of any Scheme Shares effected between the Scheme Record Time and the Effective Date.”;”

4.   Scheme Resolution No. 4: Issue of New Shares to New Cushman & Wakefield.

The purpose of Scheme Resolution No. 4 (the full text of which is set forth below) is to approve the issue of the New Shares to New Cushman & Wakefield as part of the Scheme such that Cushman & Wakefield will become a wholly-owned, direct subsidiary of New Cushman & Wakefield.

“THAT, subject to and upon the Cushman & Wakefield Reduction of Capital above taking effect and notwithstanding anything to the contrary in the Articles:

(a)	the board of directors of the Company be and are hereby generally and unconditionally authorized, including for the purposes of section 551 of the Companies Act, to allot and issue one B Ordinary Share to New Cushman & Wakefield in accordance with Clause 3 of the Scheme;

(b)	the reserve arising in the books of account of the Company as a result of the Cushman & Wakefield Reduction of Capital in Resolution No. 2 above be applied by the Company in paying up in full at par such number of new B Ordinary Shares of ten cents (US$0.10) each in the capital of the Company (together with the B Ordinary Share to be allotted and issued to New Cushman & Wakefield in accordance with Clause 3 of the Scheme, the “New Shares”) as shall be equal to the number of Scheme Shares cancelled pursuant to Resolution No. 2 above, which shall be allotted and issued, credited as fully paid, to New Cushman & Wakefield and/or its nominee(s) in accordance with the terms of the Scheme; and

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(c)	conditional on the Scheme becoming effective in accordance with its terms, in addition to all existing authorities, for the purposes of section 551 of the Companies Act (and so that expressions used in this Resolution shall bear the same meaning as in the said section 551), the board of directors of the Company be generally and unconditionally authorized to exercise all the powers of the Company to allot the New Shares, provided that, (i) the maximum aggregate nominal amount of relevant securities that may be allotted under this authority shall be the aggregate nominal amount of the said New Shares referred to in paragraph (b) above, (ii) this authority shall expire (unless previously revoked, varied or renewed) on the fifth anniversary of this Resolution, and (iii) this authority shall be in addition and without prejudice to any other authority under section 551 of the Companies Act previously granted and in force on the date on which this Resolution is passed.”

For the reasons discussed in “Part I Explanatory Statement — 1. Background to and Reasons for the Redomiciliation,” the Board unanimously recommends that Shareholders vote “FOR” each of Scheme Resolutions No. 1 through No. 4.

Approval of each of the Scheme Resolutions is a condition to the implementation of the Scheme. Accordingly, a vote against any of the Scheme Resolutions will be a vote against the Scheme.

5.   Adjournment.

To approve the adjournment of the General Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Scheme Resolutions.

At the General Meeting voting will be held by way of a poll. Each Cushman & Wakefield Share is entitled to one vote on each matter properly brought before the General Meeting.

Each of the Scheme Resolutions to be considered at the General Meeting (described above) is a special resolution which requires approval by at least 75 percent of the votes cast by Shareholders voting, in person or by proxy. The General Meeting Adjournment Resolution is an ordinary resolution which requires approval by a majority of the votes cast by Shareholders voting, in person or by proxy.

FOR	THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE GENERAL MEETING RESOLUTIONS.

Shareholders Meeting

Due to applicable rules and regulations of the SEC, we are asking our Shareholders to vote, on a non-binding, advisory basis, on the Advisory Resolutions at the Shareholders Meeting. The Shareholders Meeting will be convened at                  Eastern Time (or as soon thereafter as the General Meeting has concluded or been adjourned or postponed) on                  , 2025 (the same day as the Court Meeting and the General Meeting) and will be held in person at 1290 Avenue of the Americas, 7th Floor, New York, New York 10104.

These Advisory Resolutions will be considered approved if there is an affirmative vote of a majority of the votes cast by Shareholders, in person or by proxy, at the Shareholders Meeting. However, the implementation of the Scheme is not conditional on approval of any of the Advisory Resolutions. Accordingly, a vote against any of the Advisory Resolutions will not count as a vote against the Scheme. Similarly, if any of the Advisory Resolutions are not approved by the requisite majorities, the Board expects to adopt the proposed New Cushman & Wakefield Bye-laws in substantially the form attached to this Document as the Annex. However, the Board reserves the right to exercise its discretion not to adopt the terms referred to in Advisory Resolution No. 3 (Bye-law Provision: Authorization of Preference Shares) if the non-binding, advisory vote in respect of such Advisory Resolution evidences substantial Shareholder opposition.

1.   Board Declassification.

The purpose of this Advisory Resolution (the full text of which is set forth below) is to seek Shareholders’ views on the provisions in the New Cushman & Wakefield Bye-laws relating to declassification of the New Cushman & Wakefield Board.

Under the Articles, the Company currently has a classified board structure in which directors are divided into three classes, and directors in each class are elected every third year to serve three-year terms.

The New Cushman & Wakefield Bye-laws provide Shareholders with the ability to vote on the election of the entire New Cushman & Wakefield Board on an annual basis, declassifying the New Cushman & Wakefield Board, and the New Cushman & Wakefield Bye-laws provide for such declassification to be phased in gradually over a three-year period, beginning from New Cushman & Wakefield’s first Annual General Meeting of Shareholders (each, an

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“Annual General Meeting”) following the completion of the Redomiciliation, which is expected to be the 2026 Annual General Meeting. Under the New Cushman & Wakefield Bye-laws, following the three-year transition period, the Shareholders will vote on the election of the entire New Cushman & Wakefield Board on an annual basis.

If the Redomiciliation is completed, the declassification process will take place as follows: directors who stand for election at the 2026 Annual General Meeting (Class II directors) will be eligible to be elected to serve a one-year term; directors who stand for election at the 2027 Annual General Meeting (Class II and Class III directors) will be eligible to be elected to serve a one-year term; and directors who stand for election at the 2028 Annual General Meeting and at each Annual General Meeting thereafter (all directors) will be eligible to be elected to serve a one-year term.

The Board has historically believed that a classified board structure promotes continuity and stability of strategy, and facilitates a board’s ability to focus on creating long-term Shareholder value. The Board is aware that the current trend in corporate governance is leading away from classified boards in favor of electing all directors annually and also recognizes that a classified board structure may reduce directors’ accountability to Shareholders because such a structure does not enable Shareholders to express a view on each director’s performance by means of an annual vote. Moreover, many institutional investors believe that the election of directors is the primary means for Shareholders to influence corporate governance policies and to increase accountability for implementing those policies.

In determining whether to support the declassification of the New Cushman & Wakefield Board, the Board carefully considered the advantages and disadvantages of the current classified board structure and has determined that it is advisable and in the best interests of the Company and its Shareholders to declassify the New Cushman & Wakefield Board.

For the reasons discussed in “Part I Explanatory Statement — 1. Background to and Reasons for the Redomiciliation” and the additional reasons set forth above, the Board unanimously recommends that Shareholders vote “FOR” this Advisory Resolution.

“THAT, on a non-binding, advisory basis, the following provisions to be included in the New Cushman & Wakefield Bye-laws are hereby approved:

“58. At the date of these Bye-Laws, the company has ten (10) Directors, and until the election of Directors at the annual general meeting in 2028, Directors of the Company shall be divided into three classes of Directors, designated as “Class I”, “Class II” and “Class III”, respectively. At the time these Bye-laws go into effect, each of the Directors shall be assigned to the same class they were in immediately prior to such effective time. The Board is also authorized to assign any persons who take office as Directors after the date hereof but prior to the annual general meeting in 2028 to any such class; provided, however, that the classes are as close to equal size as possible. The term of appointment for: (1) the Class I Directors expires at the close of the Company’s annual general meeting in 2028, (2) the Class II Directors expires at the close of the Company’s annual general meeting in 2026, and (3) the Class III Directors expires at the close of the Company’s annual general meeting in 2027. Following the annual general meeting in 2028, the Director classes will no longer be relevant and shall cease to exist.

59. Each Director of the Company shall be elected annually and hold office until the next annual general meeting and until his or her successor shall be elected and qualified, or his or her death, resignation, retirement, disqualification, or removal from office, provided that (1) at the annual general meeting in 2026, the Class II Directors and any other Director nominees will stand for election and, if elected, will serve terms that expire at the close of the Company’s annual general meeting in 2027; (2) at the annual general meeting in 2027, the Class II Directors, the Class III Directors, and any other Director nominees will stand for election and, if elected, will serve terms that expire at the close of the Company’s annual general meeting in 2028; and (3) commencing with the annual general meeting in 2028 and for subsequent annual general meetings, all Directors and Director nominees will stand for election and, if elected, will serve terms that expires at the close of the Company’s next annual general meeting.””

2.	Business Combinations.

The purpose of this Advisory Resolution (the full text of which is set forth below) is to seek Shareholders’ views on the provisions in the New Cushman & Wakefield Bye-laws relating to mergers and certain other business combination transactions.

Business combinations involving the acquisition of English public companies can be effected either by tender offers or by schemes of arrangement. English law does not provide for statutory mergers under which only one company survives, a form of business combination transaction frequently utilized by U.S. companies.

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As noted in “Part I Explanatory Statement — 1. Background to and Reasons for the Redomiciliation,” approval of an English scheme of arrangement requires shareholder approval by a supermajority composed of a dual test, being a majority of those shareholders voting, who must hold at least 75 percent of the shares voted, and potentially on a class basis, depending on the terms of the scheme. These supermajority voting requirements could enable Shareholders holding a minority of our shares to block transactions that are supported by Shareholders holding a substantial majority of our shares. The additional level of uncertainty associated with these high vote thresholds may also serve as a deterrent to potential counterparties engaging with us on discussions regarding potential transactions.

Tender offers do not have the same supermajority voting requirements under English law as schemes of arrangements under English law. Unlike schemes of arrangement and mergers, however, tender offers may not result in the acquisition of all of a target company’s shares, resulting in a potential public minority following the completion of a tender offer, which introduces additional completion risk and might also serve as a deterrent to any potential transaction.

In addition to tender offers and schemes of arrangement, business combinations involving a Bermuda company can be effected through statutory mergers, a form of business combination transaction familiar to a principally U.S. Shareholder base.

The New Cushman & Wakefield Bye-laws provide the following: mergers and certain other business combination transactions can be approved by Shareholders holding only a majority of the issued New Cushman & Wakefield Shares entitled to vote at the general meeting. Accordingly, the New Cushman & Wakefield Bye-laws would make it easier for New Cushman & Wakefield to effect business combinations supported by holders of a majority of the New Cushman & Wakefield Shares.

For the reasons discussed in “Part I Explanatory Statement — 1. Background to and Reasons for the Redomiciliation” and the additional reasons set forth above, the Board unanimously recommends that Shareholders vote “FOR” this Advisory Resolution.

“THAT, on a non-binding, advisory basis, the following provisions to be included in the New Cushman & Wakefield Bye-laws are hereby approved:

“149. Any amalgamation, merger or consolidation of the Company to be effected in any manner provided for in the Companies Acts with any other company or companies, wherever incorporated, shall require the approval of the Members, by a resolution of the holders of a majority of the issued Shares of the Company entitled to vote in person or by proxy at a general meeting of the Company, and the quorum for such meeting shall be that required in Bye-Law 7.””

3.	Authorization of Preference Shares.

As of                , 2025, the last practicable date prior to the mailing of this Document, there were                Cushman & Wakefield Shares issued and outstanding. In addition, pursuant to resolutions passed by Shareholders at the Company’s Annual General Meeting held in 2023, the Company obtained an authority to issue up to an aggregate amount of US$57,295,202 Cushman & Wakefield Shares (which shares may be issued on a non-pre-emptive basis), but which will expire on the fifth anniversary of the date of the resolution. The New Cushman & Wakefield Bye-laws would not increase the number of authorized Cushman & Wakefield Shares.

Under the Articles, the Board currently may issue a new class or series of shares with such rights or restrictions as determined either by an ordinary resolution passed by the Shareholders or, if the Shareholders pass an ordinary resolution to authorize the Board to do so, the Board. On the Effective Date, New Cushman & Wakefield is expected to have an authorized share capital of US$80,000,000 of aggregate nominal value, of which approximately US$                  will be utilized to issue the approximately                  New Cushman & Wakefield Shares pursuant to the Scheme on the Effective Date, based on the number of Cushman & Wakefield Shares outstanding as of                  , 2025, the last practicable date prior to the mailing of this Document. If the New Cushman & Wakefield Bye-laws are adopted, the New Cushman & Wakefield Board may designate any such remaining authorized shares as preference shares. Such preference shares may be issued by New Cushman & Wakefield in the future with such rights, preferences and designations as determined by the New Cushman & Wakefield Board, without further action by the Shareholders.

With regard to a proposed new class of preference shares, the New Cushman & Wakefield Board’s authority to determine the terms of any such preference shares would include, but not be limited to: (a) the designation of each class or series and the number of shares that will constitute each such class or series, (b) the maturity date, if any, and the dividend rate and payment schedule, if any, for each class or series, (c) the price at which, and the terms and conditions on which, the shares of each class or series may be redeemed, if such shares are redeemable, (d) the terms and conditions, if any, upon which shares of each class or series may be converted into shares of other classes or series of shares of New Cushman & Wakefield, or other securities, (e) the voting rights, if any, of such class or

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series, including any voting rights with respect to the election of directors, and (f) the preferences and relative, participating, optional, liquidation, pre-emption or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such class or series.

The primary purpose of the proposed authorization of a new class of preference shares is to provide New Cushman & Wakefield with greater flexibility to take advantage of financing and acquisition opportunities as they arise in-line with what is customary for U.S. public companies without the expense and delay of additional meetings of the Shareholders, as well as to improve our ability to attract investment capital as various series of preference shares may be created and customized to meet the needs of any particular transaction and/or market conditions.

As of the date of the filing of this Document, the Board is not aware of any attempt, or contemplated attempt, to acquire control of New Cushman & Wakefield, nor is this proposal being presented with the intent that it is used to prevent or discourage any acquisition attempt. The New Cushman & Wakefield Bye-laws have been prompted by business and financial considerations, including to better align our corporate governance with the expectations of our largely U.S. Shareholder base under the more adaptable and business-friendly corporate law of Bermuda, while allowing us to maintain strong corporate governance, a stable corporate structure, and capital flexibility, and are not being proposed in response to any effort to obtain control of New Cushman & Wakefield. The New Cushman & Wakefield Board will not issue preference shares for any defensive or anti-takeover purpose or for the purpose of implementing any shareholder rights plan without the approval of Shareholders.

For the reasons discussed in “Part I Explanatory Statement — 1. Background to and Reasons for the Redomiciliation” and the additional reasons set forth above, the Board unanimously recommends that Shareholders vote “FOR” this Advisory Resolution.

“THAT, on a non-binding, advisory basis, the following provisions to be included in the New Cushman & Wakefield Bye-laws are hereby approved:

“94. The Board may (subject to the provisions of these Bye-Laws, the Memorandum of Association and the Companies Acts and without prejudice to any rights attached to any existing Shares), without the need for Member approval, issue, offer, allot, grant options over, grant rights to subscribe for, or otherwise dispose of the unissued Shares up to the limit of the authorised Shares (whether forming part of the original capital or any increased capital) which Shares may be:

[…]

(b)	preference shares (and the Board is hereby authorized to fix and determine the terms of any such preference Shares as it sees fit, including without limitation any deferred, preferred, or other special rights or restrictions regarding dividends, voting, return of capital, or otherwise).””

4.	Adjournment.

To approve the adjournment of the Shareholders Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Advisory Resolutions.

At the Shareholders Meeting, voting on the Advisory Resolutions and the Shareholders Meeting Adjournment Resolution will be held by way of a poll, and each Shareholder is entitled to one vote on each matter properly brought before the Shareholders Meeting.

Each of the Advisory Resolutions to be considered at the Shareholders Meeting will be considered approved by the affirmative vote of a majority of the votes cast by the holders of the Cushman & Wakefield Shares voting, in person or by proxy. The Shareholders Meeting Adjournment Resolution will be considered approved by a majority of the votes cast by the Cushman & Wakefield Shareholders, in person or by proxy.

The Shareholders Meeting is an advisory meeting called by the Board to meet the Company’s obligations under applicable rules and regulations of the SEC, it is not a general meeting of Cushman & Wakefield Shareholders and, as such, is not required to be held in accordance with the provisions of the Companies Act, the Articles or English law governing general meetings.

FOR	THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE SHAREHOLDERS MEETING RESOLUTIONS.

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Court Approval

Under the Companies Act, the Scheme will be subject to the subsequent sanction of the Court. All Scheme Shareholders have the right to attend the Court Hearing themselves, or be represented by counsel, and Shareholders or creditors who wish to object to the Cushman & Wakefield Reduction of Capital will be informed by advertisement in a newspaper, as directed by the Court, with national distribution in the United Kingdom of their right to appear in person or be legally represented at the Court Hearing. The Court Hearing may be conducted remotely via the internet. If you are interested in attending the Court Hearing whether in person or remotely via the internet, you are directed to the Business and Property Courts Rolls Building Cause List at www.justice.gov.uk for details of how to do so. The time of the Court Hearing and information on how to attend will be updated on the Court’s website after 11:30 a.m. Eastern Time (4:30 p.m. British Summer Time) on the Business Day before the Court Hearing.

New Cushman & Wakefield has confirmed that it has consented to being represented by the Company’s counsel at the Court Hearing so as to consent to the Scheme and to undertake to the Court to be bound thereby.

Effective Date

If the Scheme is sanctioned by the Court and the other conditions to the Scheme (as outlined above) have been satisfied (or if not satisfied, to the extent permitted by applicable law, waived), the Scheme is expected to become effective in the fourth quarter of 2025.

The Scheme will not become effective in accordance with its terms until a copy of the order by the Court has been delivered to the Registrar of Companies for registration, together with a certified copy of the Scheme and a statement of capital confirming the Cushman & Wakefield Reduction of Capital and, if the Court so orders, such order of the Court together with the statement of capital being registered by the Registrar of Companies.

If the Scheme becomes effective, it will be binding on all Shareholders, irrespective of whether or not, being entitled to do so, they voted in favor of the Scheme at the Court Meeting, in favor of the General Meeting Resolutions at the General Meeting or in favor of the Advisory Resolutions at the Shareholders Meeting.

4. Re-Registration, Check-the-Box Election, and Dissolution

We intend to re-register Cushman & Wakefield as a private limited company as soon as reasonably practicable following the completion of the Redomiciliation and the effectiveness of the Scheme (the “Re-Registration”).

After the Re-Registration takes effect, the Company shall make an election pursuant to U.S. Treasury regulations section 301.7701-3(c) to be disregarded as an entity separate from New Cushman & Wakefield for U.S. federal income tax purposes (the “Check-the-Box Election”) with such election effective on the day after the re-registration takes effect.

Additionally, we intend to then dissolve Cushman & Wakefield as soon as reasonably practicable thereafter since Cushman & Wakefield will no longer be required as a separate legal entity.

For U.S. federal income tax purposes, the Redomiciliation, the Re-Registration and the Check-the-Box Election, taken together, are intended to be treated as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. This Document is intended to be a plan of reorganization within the meaning of proposed U.S. Treasury regulations section 1.368-4.

5. Modification of the Scheme

The Scheme contains a provision for the Company and New Cushman & Wakefield jointly to consent, on behalf of all persons concerned, to any modification of, or addition to, the Scheme, or to any condition that the Court approves or imposes.

The Court would be unlikely to approve or impose any modification of, or addition or condition to, the Scheme which might be material to the interests of Scheme Shareholders unless the Scheme Shareholders were informed of any such modification, addition or condition. It will be a matter for the Court to decide, in its discretion, whether or not the consent of Scheme Shareholders should be sought at a further meeting. Similarly, if a modification, addition or condition is put forward which, in the opinion of the Board, is of such a nature or importance as to require the consent of the Scheme Shareholders at a further meeting, the Board will not take the necessary steps to enable the Scheme to become effective unless and until such Scheme Shareholders’ consent is obtained. For the avoidance of doubt, no modification shall be made to the Scheme once it has taken effect.

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6. Effect of the Proposal

The day-to-day operations of New Cushman & Wakefield and the Cushman & Wakefield Group are not expected to be materially affected by the implementation of the Proposal.

Under the Scheme, Scheme Shareholders will have their Cushman & Wakefield Shares replaced by the same proportionate holding of New Cushman & Wakefield Shares. Scheme Shareholders’ proportionate entitlement to participate in New Cushman & Wakefield will not be affected by reason of the implementation of the Scheme. Scheme Shareholders will not receive any amount in cash pursuant to the terms of the Scheme (other than in certain limited circumstances referred to in Clause 3(b) of the Scheme).

As the sole shareholder of Cushman & Wakefield following the Effective Date, New Cushman & Wakefield will own all of the business of Cushman & Wakefield.

7. Effect of the Proposal on the Cushman & Wakefield Equity Incentive Plans

The Scheme will affect participants of the Cushman & Wakefield Equity Incentive Plans. New Cushman & Wakefield will adopt and assume each of the Cushman & Wakefield Equity Incentive Plans or make other arrangements for any outstanding awards under the Cushman & Wakefield Equity Incentive Plans to be exercisable for or settled in New Cushman & Wakefield Shares. To the extent required, the Cushman & Wakefield Equity Incentive Plans will be amended, effective at the Scheme Record Time, to provide that all outstanding awards relating to Cushman & Wakefield Shares will entitle the holder to purchase or receive, or receive benefits or amounts based on, as applicable, an equivalent number of New Cushman & Wakefield Shares. All such awards will otherwise generally be subject to the same terms and conditions (including the same vesting conditions and, with respect to any stock options, the same exercise price) as were applicable to such awards immediately prior to the Scheme Record Time. The Scheme will not result in a “change in control” for purposes of the Cushman & Wakefield Equity Incentive Plans.

The Company will inform participants in the Cushman & Wakefield Equity Incentive Plans in due course of the effect on their participation in more detail. No further awards will be granted under the Cushman & Wakefield Equity Incentive Plans in respect of Cushman & Wakefield Shares after the Scheme Record Time, and future awards will be granted under the similar equity incentive plans held by New Cushman & Wakefield.

8. Taxation

Your attention is drawn to the general guidance on the tax position of Shareholders set out in “Part IV Taxation”.

Determining the actual tax consequences to you may be complex and will depend on your specific situation. Accordingly, the tax consequences summarized in “Part IV Taxation” may not apply to all Cushman & Wakefield Shareholders, and you should consult your own tax advisor regarding the particular U.K., Bermuda, U.S. (federal, state and local) and other tax consequences of the Redomiciliation and your subsequent ownership and disposition of the New Cushman & Wakefield Shares in light of your particular situation.

9. Directors

All of the directors of Cushman & Wakefield will be appointed as the directors of New Cushman & Wakefield as of the Effective Date. The directors of Cushman & Wakefield will resign as directors of Cushman & Wakefield following the Effective Date and new directors will be appointed to the board of Cushman & Wakefield.

The new directors of Cushman & Wakefield will be one or more employees of the Cushman & Wakefield Group, consistent with the approach taken for certain other wholly-owned English subsidiaries within the Cushman & Wakefield Group.

The effect of the Scheme on the interests of the directors (details of which are set out in “Part I Explanatory Statement — 10. Directors’ Interests” of this Document) does not differ from its effect on the equivalent interests of other Shareholders.

After the Effective Date, the members of the Board will receive their remuneration from New Cushman & Wakefield (or one of its affiliates for administrative purposes) and the total compensation to be paid to each of those members of the Board will not be varied as a result of the Scheme. In addition, the responsibilities of individual members of the Board will remain unchanged in all material respects following implementation of the Scheme.

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10. Directors’ Interests

The interests of the directors in Cushman & Wakefield Shares are set out below. The interests are calculated as at August 5, 2025. In the event that the Scheme becomes effective, the directors will have corresponding interests in New Cushman & Wakefield Shares by virtue of the effect of the Scheme on their existing holdings of Cushman & Wakefield Shares, as set out below.

Director	Number of Cushman & Wakefield Shares	Number of New Cushman & Wakefield Shares	Percentage Ownership
Michelle M. MacKay	262,041	262,041	*
Billie Ida Williamson	88,992	88,992	*
Susan Daimler	0	0	*
Michelle Felman	27,844	27,844	*
Jodie W. McLean	71,823	71,823	*
Jennifer J. McPeek	18,503	18,503	*
Angela Sun	53,298	53,298	*
Rajesh Vennam	18,503	18,503	*
Timothy Wennes	0	0	*
*	Represents beneficial ownership of less than 1%.

The effect of the Scheme on the interests of the members of the Board in their capacity as Cushman & Wakefield Shareholders will not differ from the effect of the Scheme on the interests of other Cushman & Wakefield Shareholders.

11. New Cushman & Wakefield

New Cushman & Wakefield has been established for the specific purpose of carrying on the existing business of the Company upon the Scheme becoming effective and implemented in accordance with its terms. Under the Scheme it is proposed that, on the Effective Date, New Cushman & Wakefield will become the new parent holding company of the Company and the Cushman & Wakefield Group.

It is intended that New Cushman & Wakefield will have the same strategy and mirror the capital structure of the Company to the extent permissible by Bermuda law. In that regard, Shareholders should note the following in relation to New Cushman & Wakefield:

•	New Cushman & Wakefield will have the same share capital structure as the Company currently has with the New Cushman & Wakefield Shares being listed on the NYSE;
•	New Cushman & Wakefield Shareholders will hold the same proportionate interests in New Cushman & Wakefield as they hold in the Company as at the Scheme Record Time (subject to certain restrictions and payments in lieu of shares for Overseas Shareholders);
•	the resident representative of New Cushman & Wakefield will be Appleby Global Corporate Services (Bermuda) Ltd. who will be responsible for ensuring New Cushman & Wakefield’s compliance with the Bermuda Companies Act;
•	the relevant system to facilitate the transfer of title to the New Cushman & Wakefield Shares in uncertificated form will be DTC;
•	New Cushman & Wakefield’s ongoing costs and expenses are expected to be less than the current expected ongoing costs and expenses of the Company; and
•	depending on their personal circumstances, the tax implications for certain categories of Shareholders holding New Cushman & Wakefield Shares may differ in certain respects from the tax implications of holding Cushman & Wakefield Shares. Shareholders are referred to the information in “Part IV Taxation”. Determining the actual tax consequences to you may be complex and will depend on your specific situation. Accordingly, the tax consequences summarized in “Part IV Taxation” may not apply to all Cushman & Wakefield Shareholders, and you should consult your own tax advisor regarding the particular U.K., Bermuda, U.S. (federal, state and local) and other tax consequences of the Redomiciliation and your subsequent ownership and disposition of the New Cushman & Wakefield Shares in light of your particular situation.

The New Cushman & Wakefield Bye-laws, in substantially the form attached to this Document as the Annex, will govern New Cushman & Wakefield after the Effective Date.

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12. Listing and Trading

Application will be made for the New Cushman & Wakefield Shares to be listed on the NYSE under the symbol “CWK”, the same symbol under which the Cushman & Wakefield Shares are currently listed. It is expected that when the New Cushman & Wakefield Shares will be issued, their listing will become effective and that trading will commence on market open on the trading day following the Effective Date.

If all the conditions to the Scheme are satisfied (or, to the extent permitted by applicable law, waived), Cushman & Wakefield intends to seek the delisting of the Cushman & Wakefield Shares from the NYSE with effect from the close of trading on the NYSE on the trading day immediately preceding the Effective Date.

These dates may be deferred if it is necessary to adjourn or postpone any of the Meetings required to approve the Scheme as described in this Document or there is any delay in obtaining the Court’s sanction of the Scheme or the Cushman & Wakefield Reduction of Capital. In the event of a delay, the application for cancellation of the Cushman & Wakefield Shares will be deferred so that the admission of the Cushman & Wakefield Shares will not be cancelled until immediately prior to the Effective Date.

The issue of the New Cushman & Wakefield Shares to Scheme Shareholders in connection with the Redomiciliation will not be registered under the U.S. Securities Act or under the securities laws of any state or other jurisdiction of the United States. Accordingly, the New Cushman & Wakefield Shares may not be offered, sold, resold, delivered, distributed or otherwise transferred, directly or indirectly, in or into the United States absent registration under the U.S. Securities Act or pursuant to an exemption therefrom. The New Cushman & Wakefield Shares are expected to be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof. Neither the SEC nor any U.S. state securities commission has approved or disapproved of the issuing of the New Cushman & Wakefield Shares, or determined if this Document is accurate or complete. Any representation to the contrary is a criminal offense. See “Part I Explanatory Statement — 16. Securities Laws Considerations — Shareholders in the United States and Sales of New Cushman & Wakefield Shares in the United States”.

13. Settlement

In the Scheme, New Cushman & Wakefield will issue the New Cushman & Wakefield Shares to all Cushman & Wakefield Shareholders as of the Scheme Record Time and all Cushman & Wakefield Shareholders will be issued New Cushman & Wakefield Shares on a one-for-one basis to the holdings of Scheme Shares of the Scheme Shareholders. Accordingly, Shareholders will cease to own Cushman & Wakefield Shares and instead will own the equivalent class of New Cushman & Wakefield Shares.

If you are a registered holder (i.e., a Shareholder of record) of Scheme Shares held in certificated form, you are not automatically required to immediately return your existing Cushman & Wakefield share certificates, but you will not automatically be issued new certificates representing your New Cushman & Wakefield Shares. You will, however, be required to return your Cushman & Wakefield share certificates to the Exchange Agent at or before the time you decide to transfer your New Cushman & Wakefield Shares to another party, including when depositing your New Cushman & Wakefield Shares into DTC or should you prefer to be in receipt of New Cushman & Wakefield share certificates.

If you are a holder of Cushman & Wakefield Shares held in “street name” beneficially through a broker, bank or other nominee within the facilities of DTC, you will not be required to take any further action. Your ownership of New Cushman & Wakefield Shares will be recorded in book-entry form by your broker and, unless otherwise advised by your broker, without the need for any additional action on your part.

Mandates

Each mandate relating to the payment of dividends on any Scheme Shares and each instruction given to the Company by Scheme Shareholders then in force as to notices and other communications from the Company relating to holdings of Scheme Shares shall, unless and until varied or revoked, be deemed as from the Effective Date to be a valid and effective mandate or instruction to New Cushman & Wakefield in relation to the corresponding New Cushman & Wakefield Shares to be allotted and issued pursuant to the Scheme.

General

All deliveries of notices and/or all checks required to be sent to Scheme Shareholders pursuant to the Scheme shall be sent through the post in pre-paid envelopes addressed to the persons respectively entitled thereto at their respective addresses appearing in the register of members of the Company at the Scheme Record Time (or, in the case of joint holders, to the address of that one of the joint holders whose name stands first in the register in respect of the joint holding) or in accordance with any special instructions regarding communications received at the registered office

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of the Company before the Scheme Record Time. None of the Company or New Cushman & Wakefield or any agent of any of them shall be responsible for any loss or delay in transmission of certificates of checks sent in accordance with the process described above.

The Company and New Cushman & Wakefield have confirmed that, except as provided for in the Scheme, settlement of the New Cushman & Wakefield Shares will be implemented in full without regard to any lien, right of set-off, counter claim or other analogous right to which the Company or New Cushman & Wakefield may be, or claim to be, entitled against such Shareholder.

14. Legal, regulatory and tax impact of the Proposal

A summary of key legal and regulatory consequences resulting from New Cushman & Wakefield being incorporated in Bermuda as compared to the Company, which is incorporated in England and Wales, is set out in “Part V Additional Information”.

A summary of certain aspects of the U.K., U.S. and Bermuda taxation consequences of the Scheme and the holding and disposing of New Cushman & Wakefield Shares is set out in “Part IV Taxation”. Determining the actual tax consequences to you may be complex and will depend on your specific situation. Accordingly, the tax consequences summarized in “Part IV Taxation” may not apply to all Cushman & Wakefield Shareholders, and you should consult your own tax advisor regarding the particular U.K., Bermuda, U.S. (federal, state and local) and other tax consequences of the Redomiciliation and your subsequent ownership and disposition of the New Cushman & Wakefield Shares in light of your particular situation.

15. Costs of the Proposal

The total costs and expenses payable in connection with the Scheme are not material to the Company and will be paid by Cushman & Wakefield. No expenses will be charged directly to the Shareholders.

16. Securities Laws Considerations

Restricted Jurisdictions and Overseas Shareholders

The release, publication or distribution of this Document in, into or from jurisdictions other than the United Kingdom, the United States, or Bermuda may be restricted by law. Any person who is subject to the law of any jurisdiction other than the United Kingdom, the United States or Bermuda should inform themselves of, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the United Kingdom, the United States or Bermuda to vote their Cushman & Wakefield Shares with respect to the Scheme at the Meetings, or to appoint another person as proxy to vote at the Meetings on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located. Any failure to comply with applicable restrictions may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Scheme disclaim any responsibility or liability for the violation of such restrictions by any person. This Document has been prepared for the purposes of complying with English law, the proxy solicitation rules under the U.S. Exchange Act and the listing standards of the NYSE, and the information disclosed herein may not be the same as that which would have been disclosed if this Document had been prepared in accordance with the laws and regulations of other jurisdictions.

Unless otherwise determined by Cushman & Wakefield and permitted by applicable laws and regulations, this Document will not be made available, directly or indirectly, in, into or from a Restricted Jurisdiction or any other jurisdiction where to do so would violate the laws of that jurisdiction, and no person may vote in favor of the Scheme, the matters presented at the General Meeting or the matters presented at the Shareholders Meeting by any use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction. Accordingly, copies of this Document will not be and must not be mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction or any jurisdiction where to do so would violate the laws of that jurisdiction, and persons receiving this Document (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send it in, into or from any Restricted Jurisdiction or any jurisdiction where to do so would violate the laws of that jurisdiction.

In connection with the Scheme, if, in respect of any Scheme Shareholder who the Company or New Cushman & Wakefield reasonably believes is (or is holding some or all of its Scheme Shares on behalf of, or for the benefit of, a person(s) who is) a citizen, resident or national of any jurisdiction outside the United Kingdom, the United States or Bermuda, the Company or New Cushman & Wakefield is advised that the allotment and issue of New Cushman & Wakefield Shares pursuant to the Scheme would, or might, infringe the laws of any jurisdiction outside the United Kingdom, the United States, or Bermuda or would, or might, require the Company or New Cushman & Wakefield to observe any governmental or other consent or effect any registration, filing or other formality with which, in the opinion of the Company or New Cushman & Wakefield, it would be unable to comply or compliance with which it regards as unduly onerous, then: (a) the Company

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may, subject to the amendment of the Articles pursuant to the Articles Amendment Resolution (unless such Scheme Shareholder satisfies the Company that no such violation or requirement would apply), in its sole discretion, appoint any person to execute as transferor an instrument of transfer transferring, prior to the Scheme Record Time, some or all of the Scheme Shares held by such Scheme Shareholder to a nominee to hold such Scheme Shares in trust for that Scheme Shareholder, on terms that the nominee shall sell the New Cushman & Wakefield Shares that it receives pursuant to the Scheme in respect of such Scheme Shares as soon as practicable following the Effective Date, or (b) New Cushman & Wakefield may, in its sole discretion, determine that some or all of the New Cushman & Wakefield Shares that would otherwise be allotted and issued to such Scheme Shareholder pursuant to the Scheme shall instead be allotted and issued to a nominee appointed by New Cushman & Wakefield as trustee for such Scheme Shareholder, on terms that they shall, as soon as practicable following the Effective Date, be sold on behalf of such Scheme Shareholder at the best price which can reasonably be obtained and the net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including any taxes or duties payable) shall be paid to such Scheme Shareholder in accordance with the provisions of Clause 4 of the Scheme. In the absence of bad faith or wilful default, none of the Company, New Cushman & Wakefield, the nominee and any broker or agent of any of them shall have any liability for any loss or damage arising as a result of the timing or terms of any such sale.

THIS DOCUMENT DOES NOT CONSTITUTE, AND MAY NOT BE USED FOR THE PURPOSES OF, AN OFFER TO SELL OR AN INVITATION OR THE SOLICITATION OF AN OFFER TO SUBSCRIBE FOR OR BUY ANY NEW CUSHMAN & WAKEFIELD SHARES BY ANY PERSON IN ANY RESTRICTED JURISDICTION. NO ACTION HAS BEEN OR WILL BE TAKEN IN ANY JURISDICTION BY ANY SUCH PERSON THAT WOULD PERMIT A PUBLIC OFFERING OF NEW CUSHMAN & WAKEFIELD SHARES IN ANY JURISDICTION WHERE ACTION FOR THAT PURPOSE IS REQUIRED, NOR HAS ANY SUCH ACTION BEEN TAKEN WITH RESPECT TO THE POSSESSION OR DISTRIBUTION OF THIS DOCUMENT OTHER THAN IN ANY JURISDICTION WHERE ACTION FOR THAT PURPOSE IS REQUIRED. NONE OF CUSHMAN & WAKEFIELD, NEW CUSHMAN & WAKEFIELD OR THEIR RESPECTIVE ASSOCIATES, DIRECTORS, OFFICERS, AGENTS OR ADVISORS ACCEPTS ANY RESPONSIBILITY FOR ANY VIOLATION OF ANY OF THESE RESTRICTIONS BY ANY OTHER PERSON.

The availability of New Cushman & Wakefield Shares under the Scheme to Shareholders who are (or are holding some or all of their Cushman & Wakefield Shares on behalf of, or for the benefit of, a person(s) who is) not resident in the United Kingdom, the United States or Bermuda may be affected by the laws of the relevant jurisdictions in which they are resident. Persons who are not resident in the United Kingdom, the United States or Bermuda should inform themselves of, and observe, any applicable legal or regulatory requirements.

Shareholders in the United States and Sales of New Cushman & Wakefield Shares in the United States

The cancellation of the Scheme Shares and the allotment and issue of the New Cushman & Wakefield Shares relate to shares of a company incorporated in England and Wales and a Bermuda company, respectively, and are proposed to be effected by means of a scheme of arrangement under Part 26 of the Companies Act.

The issue of the New Cushman & Wakefield Shares to Scheme Shareholders in connection with the Redomiciliation will not be registered under the U.S. Securities Act or under the securities laws of any state or other jurisdiction of the United States. Section 3(a)(10) of the U.S. Securities Act provides an exemption for securities issued in exchange for one or more outstanding securities from the general requirement of registration where, among other things, the terms and conditions of such issue and exchange have been approved by a court of competent jurisdiction after a hearing upon the fairness of the terms and conditions thereof at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. Cushman & Wakefield will advise the Court that its sanctioning of the Scheme at the Court Hearing will be relied upon by Cushman & Wakefield as a court approval for the purpose of qualifying for the exemption from the registration requirements of the U.S. Securities Act described above. In determining whether it is appropriate to sanction the Scheme, the Court will consider at the Court Hearing whether the terms and conditions of the Scheme are fair to Cushman & Wakefield Shareholders. The Court will fix the date and time for the Court Hearing, which will be held as soon as reasonably practicable after the satisfaction (or, if applicable, waiver) of the Conditions (other than any Conditions which are capable of being satisfied only upon or following the Scheme being sanctioned). The New Cushman & Wakefield Shares issued to Cushman & Wakefield Shareholders in connection with the Redomiciliation will be freely transferable, except for certain restrictions, as follows:

•	persons who were at the Effective Date, or were within 90 days prior to the Effective Date, “affiliates” of Cushman & Wakefield under the U.S. Securities Act will be permitted to sell New Cushman & Wakefield Shares received pursuant to the Redomiciliation in the manner permitted by Rule 144 under the U.S. Securities Act;
•	persons whose Cushman & Wakefield Shares bear one or more legends restricting transfer will receive New Cushman & Wakefield Shares that are subject to the same restrictions; and

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•	in computing the holding period of their New Cushman & Wakefield Shares for the purposes of Rule 144(d) under the U.S. Securities Act, New Cushman & Wakefield Shareholders should be permitted to “tack” the holding period of their Cushman & Wakefield Shares held prior to the Effective Date.

Persons who may be deemed to be affiliates of Cushman & Wakefield and/or New Cushman & Wakefield for these purposes generally include individuals or entities that control, are controlled by or are under common control with, Cushman & Wakefield and/or New Cushman & Wakefield and generally would not be expected to include Shareholders who are not executive officers, directors or significant Shareholders.

We have not filed a registration statement with the SEC covering any resales of the New Cushman & Wakefield Shares to be received by Cushman & Wakefield Shareholders pursuant to the Redomiciliation. New Cushman & Wakefield intends to file certain post-effective amendments to Cushman & Wakefield’s existing effective registration statements concurrently with the completion of the Redomiciliation to continue such registrations under New Cushman & Wakefield.

Upon the consummation of the Redomiciliation, the New Cushman & Wakefield Shares will be deemed to be registered under Section 12(b) of the U.S. Exchange Act, by virtue of Rule 12g-3 thereunder, without the filing of any U.S. Exchange Act registration statement.

17. Action to be Taken

ALL CUSHMAN & WAKEFIELD SHAREHOLDERS ARE INVITED TO ATTEND THE MEETINGS AT WHICH THEY ARE ENTITLED TO VOTE IN PERSON. IT IS IMPORTANT THAT, FOR THE COURT MEETING IN PARTICULAR, AS MANY VOTES AS POSSIBLE ARE CAST BY SHAREHOLDERS SO THAT THE COURT CAN BE SATISFIED THAT THERE IS A FAIR AND REASONABLE REPRESENTATION OF SHAREHOLDER VIEWS. YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF CUSHMAN & WAKEFIELD SHARES YOU OWN. TO MAKE SURE YOUR CUSHMAN & WAKEFIELD SHARES ARE REPRESENTED AT THE MEETINGS, PLEASE SUBMIT YOUR PROXY OR YOUR INSTRUCTIONS TO YOUR BANK, BROKER OR OTHER NOMINEE AS SOON AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETINGS. YOU MAY SUBMIT YOUR PROXY EITHER THROUGH THE INTERNET OR BY SIGNING, DATING AND RETURNING THE APPLICABLE PROXY CARD(S) ENCLOSED OR PROVIDED UNDER SEPARATE COVER IN THE ENVELOPE(S) PROVIDED. IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE VOTING YOUR SHARES, PLEASE CONTACT THE PROXY SOLICITOR BY CALLING +1(877) 750-9497 (WITHIN THE U.S. AND CANADA) OR +1(412) 232-3651. BROKERS AND BANKS MAY CALL +1(212) 750-5833.

18. Impact of the Scheme on the Outstanding Debt Securities and Existing Bank Credit Facilities of the Cushman & Wakefield Group

The outstanding debt securities and existing bank credit facilities of the Cushman & Wakefield Group will remain in place following the Effective Date. Cushman & Wakefield is not a borrower or guarantor under any of these debt securities or credit facilities, and following the Redomiciliation, New Cushman & Wakefield will not be a guarantor or an additional borrower under these facilities.

19. Accounting Treatment of the Scheme

Historical cost basis accounting, rather than acquisition method accounting, will be applied to the Scheme under U.S. GAAP. Given that, for accounting purposes, there will be no change in control and the Shareholders will be in the same economic position immediately before and after the Redomiciliation, and because the Redomiciliation will be accounted for as an internal reorganization of entities under common control, there will be no revaluation of Cushman & Wakefield’s assets and liabilities.

20. Further Information

Your attention is drawn to the letter from Michelle MacKay, Chief Executive Officer and the letter from Noelle Perkins, Executive Vice President, Chief Legal Officer & Secretary, each of which appears earlier in this Document and forms part of this Explanatory Statement. The letters contain, among other things: (a) information on the background to and reasons for the Redomiciliation, and (b) the actions to be taken by you, including how to make sure your vote is counted at the Meetings.

The full text of the Scheme is set out in “Part III The Scheme of Arrangement” of this Document. Your attention is also drawn to the further information included in this Document and, in particular, to the Conditions to the Scheme (which is set out in “Part II Conditions To and Further Terms of the Scheme”), the additional information set out in “Part V Additional Information” and the notices of the Meetings set out in “Part VI Notice of Court Meeting”, “Part VII Notice of General Meeting”, and “Part VIII Notice of Shareholders Meeting”, which provide further details concerning the Scheme.

You are advised to read the whole of this Document and the accompanying Forms of Proxy and not just rely on the summary information contained in Explanatory Statement.

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PART II

CONDITIONS TO AND FURTHER TERMS OF THE SCHEME

The implementation of the Scheme is conditional upon:

(a)	the Scheme having been approved by a majority in number who represent 75 percent or more in value of the Cushman & Wakefield Shares held by Scheme Shareholders (as defined in the Scheme) present and voting, in person or by proxy at the Court Meeting;

(b)	all Scheme Resolutions proposed at the General Meeting having been approved by the requisite majority;

(c)	the directors having not resolved to abandon the Scheme prior to the Court Order sanctioning the Scheme (the directors have discretion to determine that the Scheme should no longer proceed if they consider that it is no longer in the best interests of the Company and the Shareholders as a whole);

(d)	all statutory, regulatory or governmental consents, licenses, confirmations, clearances (including, but not limited to, any foreign investment clearances), permissions and/other approvals required in connection with the Scheme under applicable laws in the United Kingdom, the United States, Bermuda, and the various countries in which we do business and/or hold our interests in, including certain approvals from FIRB, the FCA and the AMF, and under the NSIA, have been obtained on terms reasonably acceptable to the Board;

(e)	the New Cushman & Wakefield Shares to be issued pursuant to the Scheme having been authorized for listing on the NYSE, subject to official notice of issuance;

(f)	the sanction (with or without modification) of the Scheme and the confirmation of the Cushman & Wakefield Reduction of Capital by the Court as described in “Part I Explanatory Statement — 3. Meetings and Consents for Implementation of the Proposal and Advisory Resolutions — Court Approval”;

(g)	the delivery of a copy of the Court Order and the related statement of capital to the Registrar of Companies, and, if so ordered by the Court, the registration of the Court Order and the related statement of capital by the Registrar of Companies; and

(h)	at the Effective Date, there being no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Scheme or related transactions.

The Board will not take the necessary steps to enable the Scheme to become effective unless, at the relevant time, all of the conditions to the Scheme have been satisfied (or if not satisfied, to the extent permitted by applicable law, waived by the Board) and, at the relevant time, the Board believes that the Scheme continues to be in the best interests of Cushman & Wakefield and its Shareholders.

The Court Hearing (at which it is proposed that the Court will approve the Scheme and confirm the Cushman & Wakefield Reduction of Capital) will be held as soon as reasonably practicable after the satisfaction (or, if applicable, waiver) of the Conditions (other than any Conditions which are capable of being satisfied only upon or following the Scheme being sanctioned). All Scheme Shareholders have the right to attend the Court Hearing themselves, or be represented by counsel, and Shareholders or creditors who wish to object to the Cushman & Wakefield Reduction of Capital will be informed by advertisement in a newspaper with national distribution in the United Kingdom of their right to appear in person, or be legally represented, at the Court Hearing. The Court Hearing may be conducted remotely via the internet. If you are interested in attending the Court Hearing whether in person or remotely via the internet, you are directed to the Business and Property Courts Rolls Building Cause List at www.justice.gov.uk for details of how to do so. The time of the Court Hearing and information on how to attend will be updated on the Court’s website after 11:30 a.m. Eastern Time (4:30 p.m. British Summer Time) on the Business Day before the Court Hearing.

If the Scheme is approved by the Court and the Conditions are satisfied, the Scheme is expected to become effective in the fourth quarter of 2025.

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The Scheme contains a provision for Cushman & Wakefield and New Cushman & Wakefield jointly to consent, on behalf of all persons concerned, to any modification of or addition to the Scheme, or to any condition that the Court may think fit to approve or impose. The Court would be unlikely to approve or impose any modification of, or addition or condition to, the Scheme which might be material to the interests of Scheme Shareholders unless the Scheme Shareholders were informed of any such modification, addition or condition. It will be a matter for the Court to decide, in its discretion, whether or not the consent of Scheme Shareholders should be sought at a further meeting. Similarly, if a modification, addition or condition is put forward which, in the opinion of the Board, is of such a nature or importance as to require the consent of the Scheme Shareholders at a further meeting, the Board will not take the necessary steps to enable the Scheme to become effective unless and until such Scheme Shareholders’ consent is obtained. For the avoidance of doubt, no modification shall be made to the Scheme once it has taken effect.

The Board does not intend to modify (or if not satisfied, to the extent permitted by applicable law, waive) any of these or any other conditions unless it determines that the Scheme is in the best interests of Cushman & Wakefield and the Scheme Shareholders despite the condition(s) not being satisfied in whole or in part. Notwithstanding the foregoing, the Board reserves the right to delay or abandon the Scheme and the Redomiciliation at any time, including after Shareholder approval has been obtained at the Meetings. See “Risk Factors — Risks Associated with the Redomiciliation — The Board may choose to delay or abandon the Scheme and the Redomiciliation at any time prior to the Effective Date”.

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PART III

THE SCHEME OF ARRANGEMENT

IN THE HIGH COURT OF JUSTICE	Claim No. CR-2025-004659

BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES

COMPANIES COURT (ChD)

IN THE MATTER OF CUSHMAN & WAKEFIELD PLC

and

IN THE MATTER OF THE COMPANIES ACT 2006

SCHEME OF ARRANGEMENT

(under Part 26 of the Companies Act 2006)

between

CUSHMAN & WAKEFIELD PLC

and

THE SCHEME SHAREHOLDERS

(as hereinafter defined)

A.	In this Scheme of Arrangement, unless the context otherwise requires, the following expressions shall bear the following meanings:

“Articles”	the articles of association of the Company, as amended from time to time;
“Bermuda Companies Act”	the Companies Act 1981 of Bermuda, as may be amended or replaced from time to time;
“Business Day”	a day (excluding a Saturday, Sunday, public or bank holiday) on which banks generally are open for business in the City of London, City of Hamilton and City of New York for the transaction of normal banking business;
“Certificated” or “in Certificated form”	not in uncertificated form (that is, not held in DTC);
“Company” or “Cushman & Wakefield”	Cushman & Wakefield plc, a public limited company incorporated in England and Wales with registered number 11414195;
“Companies Act”	the United Kingdom Companies Act 2006 and any statutory modification or re-enactment thereof for the time being in force;
“Court”	the High Court of Justice of England and Wales;
“Court Hearing”	the hearing by the Court of the application to sanction this Scheme;
“Court Meeting”	the meeting of the Cushman & Wakefield Shareholders convened by order of the Court pursuant to Part 26 of the Companies Act for , 2025 to consider and, if thought fit, approve this Scheme, and any adjournment thereof, notice of which is set out in “Part VI Notice of Court Meeting” of this Document;
“Cushman & Wakefield Reduction of Capital”	the reduction of the Company’s share capital associated with the cancellation and extinguishment of the Scheme Shares provided for by Clause 1 of this Scheme and under Chapter 10 of Part 17 of the Companies Act;
“Cushman & Wakefield Shareholder”	a holder of Cushman & Wakefield Shares;
“Cushman & Wakefield Shares”	the Cushman & Wakefield Ordinary Shares of US$0.10 nominal value each;

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“Document”	the joint proxy statement and scheme circular document published by the Company in connection with this Scheme, together with all information incorporated by reference herein;
“DTC”	the relevant system to facilitate the transfer of title to shares in uncertificated form in respect of which the Depository Trust Company is the operator;
“Effective Date”	the day when this Scheme becomes effective;
“Exchange Agent”	Computershare Trust Company, N.A., the exchange agent in connection with this Scheme;
“Holder”	a registered holder (including any person(s) entitled by transmission);
“New Cushman & Wakefield”	Cushman & Wakefield Ltd., a new company formed as an exempted company limited by shares incorporated under the Bermuda Companies Act;
“New Cushman & Wakefield Shares”	the common shares, par value US$0.10 per share, of New Cushman & Wakefield;
“New Shares”	B ordinary shares of US$0.10 each in the capital of Cushman & Wakefield;
“Registrar of Companies”	the Registrar of Companies in England and Wales;
“Scheme” or “Scheme of Arrangement”	the scheme of arrangement proposed to be made under Part 26 of the Companies Act between the Company and the Scheme Shareholders, with or subject to any modification, addition or condition approved or imposed by the Court;
“Scheme Record Time”	5:00p.m. Eastern Time on the Business Day immediately following the date of the Court Hearing;
“Scheme Shareholders”	the holders of Scheme Shares from time to time;
“Scheme Shares”

(a)   the Cushman & Wakefield Shares in issue at the date of this Scheme;

(b)   any Cushman & Wakefield Shares issued after the date of this Scheme and before the Voting Record Time; and

(c)   any Cushman & Wakefield Shares issued at or after the Voting Record Time and prior to the Scheme Record Time, on terms that the holder shall be bound by this Scheme,

and in each case (where the context requires) remaining in issue at the Scheme Record Time and in each case excluding (if any): (i) any Cushman & Wakefield Shares held by New Cushman & Wakefield; and (ii) any Cushman & Wakefield Shares held as treasury shares;

“Uncertificated” or “In Uncertificated form”	recorded on the relevant register as being held in uncertificated (i.e., book-entry) form, in the name of Cede & Co, the nominee for DTC, and beneficial title to which may, by virtue of the DTC regulations, be transferred by means of DTC;
“United Kingdom” or “U.K.”	the United Kingdom of Great Britain and Northern Ireland;
“United States” or “U.S.”	the United States of America; and
“Voting Record Time”	5:00 p.m. Eastern Time on , 2025 or, if the Court Meeting is adjourned by 48 hours or more, close of business on the date that is 10 days prior to the date fixed for the adjourned Court Meeting, or, if the Company gives notice of the adjourned Court Meeting, and an entitlement time is specified in that notice, the time specified in that notice.

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B.	In this Scheme, unless the context otherwise requires or otherwise expressly provides:

(a)	references to Clauses and Sub-Clauses are references to the Clauses and Sub-Clauses respectively of this Scheme;

(b)	references to a “person” include references to an individual, firm, partnership, company, corporation, other legal entity, unincorporated body of persons or any state or state agency;

(c)	references to a statute or a statutory provision include the same as subsequently modified, amended or re-enacted from time to time;

(d)	references to an agreement, deed or document shall be deemed also to refer to such agreement, deed or document as amended, supplemented, restated, verified, replaced and/or novated (in whole or in part) from time to time and to any agreement, deed or document executed pursuant thereto;

(e)	the singular includes the plural and vice versa and words importing one gender shall include all genders;

(f)	headings to Parts, Clauses and Sub-Clauses are for ease of reference only and shall not affect the interpretation of this Scheme;

(g)	to the extent that there shall be any conflict or inconsistency between the terms of this Scheme and the other parts of this Document then the terms of this Scheme shall prevail; and

(h)	references to “US$” mean the lawful currency of the United States.

C.	The issued share capital of the Company as of , 2025 the last practicable date prior to the date of this Scheme is US$ consisting of Cushman & Wakefield Shares.

D.	Awards in respect of Cushman & Wakefield Shares have been granted pursuant to certain equity incentive plans of the Company and remain unexercised or unvested as of , 2025.

E.	New Cushman & Wakefield has been incorporated in Bermuda as an exempted company limited by shares under the Bermuda Companies Act for the specific purpose of carrying on the existing business of the Company upon this Scheme becoming effective and being implemented in accordance with its terms.

F.	As of , 2025 (the last practicable date prior to the date of this Scheme), the issued share capital of New Cushman & Wakefield was US$0.10 comprising one common share of par value US$0.10, credited as fully paid up to US$0.10.

G.	New Cushman & Wakefield has agreed to appear by counsel at the Court Hearing to consent to this Scheme and to undertake to be bound thereby and to execute and do or procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to this Scheme including (without limitation) the allotment of New Cushman & Wakefield Shares to the Scheme Shareholders.

THE SCHEME

1. Cancellation of Scheme Shares

The issued share capital of the Company shall be reduced by cancelling and extinguishing all of the Scheme Shares.

2. Consideration for cancellation of the Scheme Shares

Simultaneously with the cancellation and extinguishment of the Scheme Shares pursuant to Clause 1 taking effect, and in consideration for the cancellation and extinguishment of the Scheme Shares and the allotment and issue of the New Shares in accordance with Clause 4, New Cushman & Wakefield shall, subject to the provisions of Clauses 5, 6, 7 and 8, allot and issue (credited as fully paid) New Cushman & Wakefield Shares to the Scheme Shareholders on the basis of one New Cushman & Wakefield Share for each Cushman & Wakefield Share held at the Scheme Record Time.

3. Allotment and issue of one New Share

Immediately following the cancellation and extinguishment of the Scheme Shares pursuant to Clause 1 taking effect and the issue of the New Cushman & Wakefield Shares pursuant to Clause 2, New Cushman & Wakefield shall subscribe for one New Share for US$0.10, and the Company shall allot and issue such New Share to New Cushman & Wakefield.

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4. Allotment and issue of New Shares

Immediately following the issue of one New Share to New Cushman & Wakefield pursuant to Clause 3, and notwithstanding anything to the contrary in the Articles, the Company shall apply the credit arising in its books of account as a result of the reduction of capital pursuant to Clause 1 in paying up, in full at par, such number of New Shares as will have an aggregate nominal value equal to the aggregate nominal value of Scheme Shares cancelled pursuant to Clause 1 and shall allot and issue the same, credited as fully paid up (and free from liens, charges, encumbrances, rights of pre-emption, rights of set-off, and other third party rights of any nature whatsoever), to New Cushman & Wakefield and/or its nominee(s).

5. Allotment and issue of New Cushman & Wakefield Shares

(a)	The New Cushman & Wakefield Shares to be issued pursuant to Clause 2 shall rank pari passu with respect to all dividends or distributions made, paid or declared after the Effective Date on the share capital of New Cushman & Wakefield.

(b)	Without prejudice to the generality of the foregoing, if, in respect of any Scheme Shareholder who the Company or New Cushman & Wakefield reasonably believes is (or is holding some or all of its Scheme Shares on behalf of, or the benefit of, a person(s) who is) a citizen, resident or national of any jurisdiction outside the United Kingdom, the United States or Bermuda, the Company or New Cushman & Wakefield is advised that the allotment and issue of New Cushman & Wakefield Shares pursuant to Clause 2 would, or might, infringe the laws of any jurisdiction outside the United Kingdom, the United States, or Bermuda or would, or might, require the Company or New Cushman & Wakefield to observe any governmental or other consent or effect any registration, filing or other formality with which, in the opinion of the Company or New Cushman & Wakefield, it would be unable to comply or compliance with which it regards as unduly onerous, then New Cushman & Wakefield may, in its sole discretion, determine that some or all of the New Cushman & Wakefield Shares that would otherwise be allotted and issued to such Scheme Shareholder under Clause 2 shall instead be allotted and issued to a nominee appointed by New Cushman & Wakefield as trustee for such Scheme Shareholder, on terms that they shall, as soon as practicable following the Effective Date, be sold on behalf of such Scheme Shareholder at the best price which can reasonably be obtained and the net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including any taxes or duties payable) shall be paid to such Scheme Shareholder in accordance with the provisions of Clause 6. In the absence of bad faith or wilful default, none of the Company, New Cushman & Wakefield, the nominee and any broker or agent of any of them shall have any liability for any loss or damage arising as a result of the timing or terms of any such sale.

6. Certificates and payments

(a)	At the Effective Date, New Cushman & Wakefield shall allot and issue all New Cushman & Wakefield Shares which it is required to allot and issue to give effect to this Scheme.

(b)	For Scheme Shareholders holding Scheme Shares in certificated form, the delivery of new share certificates in respect of New Cushman & Wakefield Shares allotted and issued to such Scheme Shareholders will be subject to customary exchange procedures established by the Exchange Agent. Scheme Shareholders are not automatically required to return their existing Company share certificates but will not be automatically issued with a new certificate representing their New Cushman & Wakefield Shares. Scheme Shareholders will, however, be required to return their Company share certificate(s) to the Exchange Agent at or before the time they decide to transfer their New Cushman & Wakefield Shares to another party, including when depositing into the DTC or should they prefer to be in receipt of a New Cushman & Wakefield Share certificate.

(c)	Not later than 14 days following the sale of any relevant New Cushman & Wakefield Shares pursuant to Clause 5(b), New Cushman & Wakefield shall procure that the nominee referred to in Clause 5(b) shall account for the cash payable by dispatching to the persons respectively entitled thereto checks by post.

(d)	In the event that any Scheme Share certificates shall have been lost, stolen or destroyed, upon the relevant Scheme Shareholder’s compliance with the replacement requirements established by the Exchange Agent, including, if necessary, the posting by the relevant Scheme Shareholder of a bond in customary amount as indemnity against any claim that may be made against it with respect to the lost, stolen or destroyed Scheme Share certificate, the Exchange Agent shall provide in exchange for the lost, stolen or destroyed Scheme Share certificate the applicable New Cushman & Wakefield Shares certificate with respect to the New Cushman & Wakefield Shares allotted and issued to such Scheme Shareholder.

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(e)	All deliveries of notices and/or all checks required to be sent pursuant to Clause 6(c) shall be sent through the post in pre-paid envelopes addressed to the persons respectively entitled thereto at their respective addresses appearing in the register of members of the Company at the Scheme Record Time (or, in the case of joint holders, to the address of that one of the joint holders whose name stands first in the register in respect of the joint holding) or in accordance with any special instructions regarding communications received at the registered office of the Company before the Scheme Record Time.

(f)	None of the Company, New Cushman & Wakefield, any nominee referred to in Clause 5(b) or any agent of any of them shall be responsible for any loss or delay in transmission of certificates or checks sent in accordance with this Clause 6.

(g)	All checks shall be made payable to the Scheme Shareholders concerned (except, in the case of joint holders, the Company reserves the right to make such checks payable to that one of the joint holders whose name stands first in the register of members of the Company) and the encashment of any such check shall be a complete discharge of New Cushman & Wakefield for the moneys represented thereby.

(h)	This Clause 6 shall be subject to any prohibition or condition imposed by law.

7. Certificates representing Scheme Shares

(a)	With effect from and including the Effective Date, all certificates representing holdings of Scheme Shares shall cease to have effect as documents of title to the Scheme Shares comprised therein and every holder of Scheme Shares shall be bound on the request of the Company to deliver up to the Company the certificate(s) in respect of its, his or her entire holding of Scheme Shares.

(b)	The Company shall make appropriate entries to its register of members to reflect the cancellation of the Scheme Shares and the allotment and issue of New Shares provided for in this Scheme.

8. Mandated payments and other instructions

Each mandate relating to the payment of dividends on any Scheme Shares and each instruction given to the Company by Scheme Shareholders then in force as to notices and other communications from the Company relating to holdings of Scheme Shares shall, unless and until varied or revoked, be deemed as from the Effective Date to be a valid and effective mandate or instruction to New Cushman & Wakefield in relation to the corresponding New Cushman & Wakefield Shares to be allotted and issued pursuant to this Scheme.

9. Effective Date

(a)	This Scheme shall become effective as soon as a copy of the order of the Court sanctioning this Scheme under Part 26 of the Companies Act and confirming the reduction of capital under this Scheme pursuant to section 648 of the Companies Act, together with the statement of capital under section 649 of the Companies Act shall have been duly delivered to the Registrar of Companies and, if the Court so orders, such order of the Court together with the statement of capital being registered by the Registrar of Companies.

(b)	Unless this Scheme shall have become effective on or before midnight on December 31, 2025 or such later date, if any, as the Company and New Cushman & Wakefield may agree and the Court may allow, it shall lapse.

10. Governing Law and jurisdiction

This Scheme shall be governed by, and construed in accordance with, the laws of England and Wales and the Scheme Shareholders hereby agree that the Court shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or is connected with the terms of this Scheme.

11. Modification

The Company and New Cushman & Wakefield may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or to any condition which the Court may think fit to approve or impose. For the avoidance of doubt, no modification shall be made to this Scheme once it has taken effect.

Dated:                               , 2025

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PART IV

TAXATION

The following section is a summary guide only to certain U.K., Bermuda, and U.S. federal income tax consequences of: (a) the Scheme, and (b) post-Scheme ownership and disposition of New Cushman & Wakefield Shares. This is not a complete analysis of the potential tax effects of the Scheme or the Scheme Resolutions nor will it relate to the specific tax position of all New Cushman & Wakefield Shareholders in all jurisdictions. This summary does not purport to be a legal opinion. You are advised to consult your own tax advisors as to the effects of the Redomiciliation in relevant jurisdictions.

This summary assumes the Redomiciliation (including, but not limited to, the New Cushman & Wakefield Reduction of Capital) will be effected in full, and that New Cushman & Wakefield will be treated as tax resident solely in Bermuda.

Material U.K. Tax Consequences

The following is a general description of certain U.K. tax consequences relating to the Share Restructuring and the ownership of New Cushman & Wakefield Shares and is based on current U.K. tax law and HMRC published practice (which may not be binding on HMRC), both of which may be subject to change, possibly with retrospective effect. It is for general information only for Scheme Shareholders who receive New Cushman & Wakefield Shares pursuant to the Redomiciliation. It does not constitute legal or tax advice and does not purport to be a complete analysis of all U.K. tax considerations relating to the Redomiciliation or the New Cushman & Wakefield Shares.

It relates only to persons who are absolute beneficial owners of Scheme Shares and after the Share Restructuring will be absolute beneficial owners of New Cushman & Wakefield Shares and who hold such shares as a capital investment.

It applies only to Scheme Shareholders and New Cushman & Wakefield Shares who are resident for tax purposes in the United Kingdom at all relevant times (except insofar as express reference is made to the treatment of non-U.K. residents) and, in the case of individuals, who are domiciled in the United Kingdom and to whom “split year” treatment does not apply.

These paragraphs may not relate to certain classes of holders, such as those carrying on certain financial activities, those subject to specific tax regimes or those who are benefiting from certain reliefs or exemptions, persons who are connected with Cushman & Wakefield or New Cushman & Wakefield, insurance companies, charities, collective investment schemes, pension schemes, brokers or dealers in securities or persons who hold Scheme Shares or New Cushman & Wakefield Shares otherwise than as an investment, persons who have (or are deemed to have) acquired their Scheme Shares or New Cushman & Wakefield Shares by virtue of an office or employment or who are or have been officers or employees of Cushman & Wakefield or New Cushman & Wakefield or any of their affiliates and individuals who are subject to U.K. taxation on the remittance basis or those who (either alone or together with one or more associated persons) control, directly or indirectly, at least 10 percent of the voting rights of any class of share capital in Cushman & Wakefield or New Cushman & Wakefield, who may be subject to special rules and this summary does not apply to such holders. These paragraphs do not describe all of the circumstances in which holders may benefit from an exemption or relief from U.K. taxation.

Scheme Shareholders are urged to consult their own tax advisors as to the U.K. tax treatment of the Share Restructuring and the ownership of New Cushman & Wakefield Shares in light of their particular situation. In particular, non-U.K. resident or domiciled persons are advised to consider the potential impact of any relevant double tax agreements.

If you are resident or otherwise subject to tax in any jurisdiction other than the United Kingdom or if you are in any doubt as to your tax position, you should consult an appropriate professional advisor. U.S. Holders should refer to “Part IV Taxation — Material U.S. Federal Income Tax Consequences”.

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The Redomiciliation

Taxation of Chargeable Gains

Individual Holders

The Share Restructuring should be a “scheme of reconstruction” which is generally treated as a reorganization for the purposes of U.K. capital gains tax such that “rollover” treatment is available to an individual Scheme Shareholder who is within the scope of U.K. capital gains tax to the extent described in this “Part IV Taxation — Material U.K. Tax Consequences”. On this basis and subject to the comment below in relation to Section 137 of the TCGA, that holder would not be treated for the purposes of U.K. capital gains tax as having made a disposal of his or her Scheme Shares. Instead, the New Cushman & Wakefield Shares of each relevant class received by that holder would be treated for these purposes as the same asset, acquired at the same time and for the same consideration, as such Scheme Shares of the equivalent class.

Under Section 137 of the TCGA, any holder who holds (either alone or together with other connected persons) more than five percent of, or of any class of, the Scheme Shares will not in any event receive the “rollover” treatment described above if the Redomiciliation has not been effected for bona fide commercial reasons or if it forms part of a scheme or arrangements of which the main purpose, or one of the main purposes, is avoidance of liability to U.K. capital gains tax or U.K. corporation tax. In this case, such a holder will be treated as receiving New Cushman & Wakefield Shares in consideration for the cancellation of its Scheme Shares and as having made a disposal of its Scheme Shares, which may, depending on the particular circumstances of that holder (including the acquisition cost of the Scheme Shares and any available exemptions or reliefs), give rise to a chargeable gain or allowable loss for the purposes of U.K. capital gains tax. No application for clearance has been made to HMRC under Section 138 of the TCGA with respect to this condition.

Scheme Shareholders who are within the scope of U.K. capital gains tax, rather than U.K. corporation tax (as to which, see below), should note that the current rates of U.K. capital gains tax are 18 percent (for basic rate taxpayers) and 24 percent (for higher and additional rate taxpayers). Certain reliefs may, depending on an individual holder’s particular circumstances, be available to reduce or eliminate any U.K. capital gains tax liability, such as the annual exemption and certain tax losses.

Corporate Holders

A corporate Scheme Shareholder that is within the scope of U.K. corporation tax will be treated in relation to the Scheme Shares and the Share Restructuring in generally the same way and under the same circumstances (including as to “rollover” treatment) as indicated above in relation to U.K. capital gains tax.

The main rate of U.K. corporation tax is currently 25 percent.

Scope of U.K. Taxation of Chargeable Gains

Holders who are resident in the United Kingdom for tax purposes are within the scope of U.K. capital gains tax (for individual holders) or U.K. corporation tax (for corporate holders). Subject to the paragraph below, non-U.K. resident holders should not be within the scope of U.K. capital gains tax or U.K. corporation tax in relation to their Scheme Shares unless, in the case of an individual holder, he or she carries on a trade, profession or vocation in the United Kingdom through a branch or agency, or, in the case of a corporate holder, it carries on a trade in the United Kingdom through a permanent establishment, to which such Scheme Shares are attributable.

If an individual holder of shares has ceased to be resident within the United Kingdom and he or she makes a disposal of his or her shares during the period of non-residence, such holder may be within the scope of U.K. capital gains tax in respect of such disposal on his or her return to the United Kingdom under certain anti-avoidance rules.

Taxation on Income

The Share Restructuring should not be treated as giving rise to a distribution that would be chargeable to U.K. income tax or U.K. corporation tax on income.

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U.K. Stamp Duty and U.K. Stamp Duty Reserve Tax

No U.K. stamp duty or U.K. stamp duty reserve tax will be payable by Scheme Shareholders on the Share Restructuring, including on the issue of New Cushman & Wakefield Shares.

New Cushman & Wakefield Shares

Taxation of Dividends

Withholding Tax

Dividends paid by New Cushman & Wakefield will not be subject to any withholding or deduction for or on account of U.K. tax, irrespective of the residence or particular circumstances of the holder.

Individual Holders

An individual New Cushman & Wakefield Shareholder who is resident for tax purposes in the United Kingdom, or who carries on a trade, profession or vocation in the United Kingdom through a branch or agency to which the New Cushman & Wakefield Shares are attributable, and receives dividend income in respect of those shares, beyond an annual tax-free dividend allowance, is subject to U.K. income tax at the current rates of 8.75 percent for basic rate taxpayers, 33.75 percent for higher rate taxpayers and 39.35 percent for additional rate taxpayers. Whether an individual holder who is liable for U.K. income tax in respect of dividend income is liable for that tax at the basic, higher or additional rate or not will depend on the particular circumstances of that holder. The annual tax-free dividend allowance is currently £500.

Corporate Holders

A holder within the scope of U.K. corporation tax which is a “small company” for the purposes of Chapter 2 of Part 9A of the CTA will be liable to U.K. corporation tax on distributions received in respect of New Cushman & Wakefield Shares, on the basis that New Cushman & Wakefield will be resident in Bermuda which is not a “qualifying territory” for these purposes.

A holder within the scope of U.K. corporation tax which is not a “small company” for the purposes of Chapter 2 of Part 9A of the CTA will be liable to pay U.K. corporation tax on any dividend it receives in respect of New Cushman & Wakefield Shares unless the dividend falls within one of the exempt classes set out in Chapter 3 of Part 9A of the CTA and certain other conditions are met. Although it is likely that most dividends in respect of New Cushman & Wakefield Shares would fall within one or more of these exempt classes, the exemptions are not fully comprehensive and are also subject to anti-avoidance rules.

If holders are in any doubt as to their tax position, they should consult an appropriate professional advisor.

Taxation of Chargeable Gains

In general, a disposal of New Cushman & Wakefield Shares by a holder who is either resident for tax purposes in the United Kingdom or who, in the case of an individual holder, carries on a trade, profession or vocation in the United Kingdom through a branch or agency or, in the case of a corporate holder, carries on a trade in the United Kingdom through a permanent establishment, to which the New Cushman & Wakefield Shares are attributable may, depending on the holder’s particular circumstances and subject to any available exemption or relief, give rise to a chargeable gain or allowable loss for the purposes of U.K. capital gains tax or U.K. corporation tax. Special rules may apply to individuals who have ceased to be resident for tax purposes in the United Kingdom and who dispose of their New Cushman & Wakefield Shares before becoming once again resident for tax purposes in the United Kingdom.

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U.K. Stamp Duty and U.K. Stamp Duty Reserve Tax

Provided that the New Cushman & Wakefield Shares are only registered on a register outside the United Kingdom or the relevant transfer is effected through the systems of DTC, and provided further that no instrument of transfer either is executed in the United Kingdom or relates to any matter or thing done or to be done in the United Kingdom, there will be no U.K. stamp duty or U.K. stamp duty reserve tax payable on the transfer of the New Cushman & Wakefield Shares.

Other U.K. Tax Considerations

The attention of holders within the scope of U.K. tax is drawn to the following provisions.

Controlled Foreign Companies

Under the U.K. “controlled foreign company” provisions contained in Part 9A of the U.K. Taxation (International and Other Provisions) Act 2010, a U.K. resident company having an interest in a company not so resident (such as New Cushman & Wakefield), such that, broadly, 25 percent or more of the company’s chargeable profits for an accounting period could be apportioned to it, may be liable to pay U.K. corporation tax in respect of its share of the company’s profits. These provisions only apply if the company is controlled by U.K. resident persons.

Transfer of Assets Abroad

Chapter 2 of Part 13 of the ITA may render U.K. resident individuals liable to U.K. income tax in respect of undistributed income or profits of New Cushman & Wakefield. These provisions apply, broadly speaking, where a U.K. resident person makes a “relevant transfer” to a non-resident person and as a result income from which the individual may benefit becomes payable to that non-resident person, unless one of several exemptions applies (for example, if it would not be reasonable to draw the conclusion, from all the relevant circumstances, that avoiding liability to taxation was the purpose, or one of the purposes, for which the relevant transactions or any of them were effected).

Attribution of Gains to Members of Non-U.K. Resident Close Companies

Under Section 3 of the TCGA, if a non-U.K. resident company (such as New Cushman & Wakefield) is controlled by a sufficiently small number of persons so as to render it a body corporate that would, were it to have been resident in the United Kingdom, be a “close company” for U.K. tax purposes, then, if certain conditions are satisfied, the chargeable gains of the company may be apportioned and taxed in the hands of any U.K. resident participator in the company if and to the extent that the participator’s indirect share of the gain (including the share of any connected person) exceeds 25 percent. These rules only apply if the gain is connected to avoidance (as defined for the purposes of Section 3 of the TCGA).

Transactions in Securities

Chapter 1, Part 13 of the ITA and Part 15 of the U.K. Corporation Tax Act 2010 may apply if U.K. tax advantages are sought in prescribed conditions.

If holders are in any doubt as to their tax position, they should take independent advice on the potential application of the matters discussed above in light of their own circumstances.

Material Bermuda Tax Consequences

Under current Bermuda law, there may be certain adverse Bermuda tax consequences for New Cushman & Wakefield or its Shareholders of the Redomiciliation or in respect of the New Cushman & Wakefield Shares. Bermuda’s enactment of the CITA may result in New Cushman & Wakefield or its Shareholders of the Redomiciliation being subject to a new 15% corporate income tax with effect from January 1, 2025, depending on whether New Cushman & Wakefield or its Shareholders of the Redomiciliation fall within scope of the CITA (for more information, see “Risk Factors — The effect of Bermuda’s Commitment to the OECD to Eliminate Harmful Tax Practices is Uncertain and Could Adversely Affect the Company’s Bermuda Tax Status”).

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Material U.S. Federal Income Tax Consequences

The following is a summary of material U.S. federal income tax considerations that are likely to be relevant to the exchange of Cushman & Wakefield Shares for New Cushman & Wakefield Shares in the Redomiciliation and the subsequent ownership and disposition of New Cushman & Wakefield Shares by a U.S. Holder (as defined below).

This summary is based on provisions of the Internal Revenue Code of 1986, as amended, and regulations, rulings and judicial interpretations thereof, in each case as in force as of the date hereof. Those authorities may be changed at any time, perhaps retroactively, so as to result in U.S. federal income tax consequences different from those summarized below.

This summary is not a comprehensive discussion of all of the tax considerations that may be relevant to a U.S. Holder of Cushman & Wakefield Shares or New Cushman & Wakefield Shares (each, for purposes of this section, “Shares”). In particular, this summary is directed only to U.S. Holders that hold the Shares as capital assets and does not address particular tax consequences that may be applicable to U.S. Holders who may be subject to special tax rules, such as banks, brokers or dealers in securities or currencies, traders in securities electing to mark to market, financial institutions, life insurance companies, tax-exempt entities, regulated investment companies, entities, or arrangements that are treated as partnerships for U.S. federal income tax purposes (or partners therein), holders that own or are treated as owning 10% or more of Cushman & Wakefield stock by vote or value, persons holding the Shares as part of a hedging or conversion transaction or a straddle, or persons whose functional currency is not the U.S. dollar. Moreover, this summary does not address state, local or non-U.S. taxes, the U.S. federal estate and gift taxes, or the Medicare contribution tax applicable to net investment income of certain non-corporate U.S. Holders, or alternative minimum tax consequences of holding or disposing of the Shares.

For purposes of this summary, a “U.S. Holder” is a beneficial owner of Cushman & Wakefield Shares and subsequently New Cushman & Wakefield Shares that is a citizen or resident of the United States or a U.S. domestic corporation or that otherwise is subject to U.S. federal income taxation on a net income basis in respect of such Shares.

You should consult your own tax advisors about the consequences of the exchange, ownership and disposition of the Shares, including the relevance to your particular situation of the considerations discussed below and any consequences arising under non-U.S., state, local or other tax laws.

Material U.S. Federal Income Tax Consequences of the Redomiciliation

Reorganization

The exchange of Cushman & Wakefield Shares for New Cushman & Wakefield Shares in the Redomiciliation is structured to be tax-free to exchanging holders for U.S. federal income tax purposes. More specifically, as soon as reasonably practicable after the Scheme (including the Redomiciliation) becomes effective, Cushman & Wakefield will be re-registered as a private limited company; Cushman & Wakefield will then make the Check-the-Box Election effective the day after the re-registration takes effect; and the Redomiciliation, the re-registration and the Check-the-Box Election, taken together (collectively, the “Transactions”), are intended to be treated as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code.

The remainder of this discussion assumes that the Transactions qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.

U.S. Holders

A U.S. Holder should not recognize any gain or loss solely as a result of the exchange of Cushman & Wakefield Shares for New Cushman & Wakefield Shares in the Redomiciliation. The tax basis of the New Cushman & Wakefield Shares received in exchange for Cushman & Wakefield Shares should be equal to the U.S. Holder’s tax basis in its Cushman & Wakefield Shares. The holding period for the New Cushman & Wakefield Shares received in the Redomiciliation should include the holding period for the Cushman & Wakefield Shares surrendered in the Redomiciliation.

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U.S. Holders that hold their Cushman & Wakefield Shares with differing tax bases or holding periods are urged to consult their own tax advisors with regard to identifying the tax bases and holding periods of the particular New Cushman & Wakefield Shares received in the Redomiciliation.

Further, a U.S. Holder that owns 5% or more of New Cushman & Wakefield stock by vote or value immediately after the Redomiciliation should not be required to file a GRA with the IRS in respect of the exchange of Cushman & Wakefield Shares for New Cushman & Wakefield Shares in the Redomiciliation. However, the Treasury Regulations governing GRAs are complex and such holders may want to consult their own tax advisors with respect to the obligation and merits of filing a GRA with the IRS, including on a protective basis.

Material U.S. Federal Income Tax Consequences for U.S. New Cushman & Wakefield Shareholders

Taxation of Dividends

Subject to the discussion below under “—Passive Foreign Investment Company Status,” the gross amount of any distribution of cash or property with respect to New Cushman & Wakefield Shares that is paid out of our current or accumulated earnings and profits (as determined for U.S. federal income tax purposes) will generally be includible in your taxable income as ordinary dividend income on the day on which you receive the dividend, and will not be eligible for the dividends-received deduction allowed to corporations under the Code.

We do not expect to maintain calculations of our earnings and profits in accordance with U.S. federal income tax principles. U.S. Holders therefore should expect that distributions generally will be treated as dividends for U.S. federal income tax purposes.

If you are a U.S. Holder, dividends paid in a currency other than U.S. dollars generally will be includible in your income in a U.S. dollar amount calculated by reference to the exchange rate in effect on the day you receive the dividends. Any gain or loss on a subsequent sale, conversion or other disposition of such non-U.S. currency by such U.S. Holder generally will be treated as ordinary income or loss and generally will be income or loss from sources within the United States.

The U.S. dollar amount of dividends received by an individual with respect to New Cushman & Wakefield Shares will be subject to taxation at a preferential rate if the dividends are “qualified dividends”. Subject to certain exceptions for short-term positions, dividends paid on New Cushman & Wakefield Shares will be treated as qualified dividends if:

•	New Cushman & Wakefield Shares are readily tradable on an established securities market in the United States; and

•	we were not, in the year prior to the year in which the dividend was paid, and are not, in the year in which the dividend is paid, a passive foreign investment company within the meaning of Section 1297 of the Code (a “PFIC”).

New Cushman & Wakefield Shares will continue to be listed on the NYSE and we expect New Cushman & Wakefield Shares to qualify as readily tradable on an established securities market in the United States so long as they are so listed. As discussed in more detail below under “—Passive Foreign Investment Company Status,” based on our financial statements and our expectations about the nature and amount of our income, assets and activities, we do not expect to be a PFIC in our current taxable year or in the foreseeable future. Holders should consult their own tax advisors regarding the availability of the reduced dividend tax rate in light of their own particular circumstances. Dividend distributions will constitute income from sources without the United States and, for U.S. Holders that elect to claim foreign tax credits, generally will constitute “passive category income” for foreign tax credit purposes.

Taxation of Dispositions of New Cushman & Wakefield Shares

Subject to the discussion below under “— Passive Foreign Investment Company Status,” upon a sale, exchange or other taxable disposition of New Cushman & Wakefield Shares, U.S. Holders will realize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between the amount realized on the disposition and the U.S. Holder’s adjusted tax basis in New Cushman & Wakefield Shares, as described above under “Material U.S. Federal Income Tax Consequences of the Redomiciliation—U.S. Holders”. Such gain or loss will be capital gain or loss, and will generally be long-term capital gain or loss if the New Cushman & Wakefield Shares have been held for more than one year. Long-term capital gain realized by a U.S. Holder that is an individual generally is subject to taxation at a preferential rate. The deductibility of capital losses is subject to limitations.

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Passive Foreign Investment Company Status

Special U.S. tax rules apply to investors in companies that are considered to be PFICs. Cushman & Wakefield or New Cushman & Wakefield will be classified as a PFIC in a particular taxable year if, after applying certain look-through rules, either:

•	75% or more of its gross income for the taxable year is passive income; or

•	the average percentage of the value of its assets that produce or are held for the production of passive income is at least 50%.

For this purpose, passive income generally includes dividends, interest, gains from certain commodities transactions, rents, royalties and the excess of gains over losses from the disposition of assets that produce passive income.

Based on its financial statements and its expectations about the nature and amount of its income, assets and activities, Cushman & Wakefield does not believe that it was a PFIC for its 2024 taxable year and does not expect to be a PFIC for its 2025 taxable year. Additionally, based on its financial statements and its expectations about the nature and amount of its income, assets and activities, New Cushman & Wakefield does not expect to be a PFIC for the taxable year of the Redomiciliation or in the foreseeable future. This conclusion is a factual determination that is made annually after the close of each taxable year and based on the facts and circumstances at that time, and therefore subject to change. Accordingly, there can be no assurance that Cushman & Wakefield or New Cushman & Wakefield will not be a PFIC for any taxable year. If we were a PFIC for any taxable year in which a U.S. Holder held New Cushman & Wakefield Shares, the U.S. Holder may be subject to adverse tax consequences, such as taxation at the highest marginal ordinary income tax rates on gain recognized on the disposition of the Shares and on “excess distributions,” an interest charge on certain taxes treated as deferred and additional reporting requirements. If we are a PFIC for any taxable year during which a U.S. Holder holds New Cushman & Wakefield Shares, we would generally continue to be treated as a PFIC with respect to such U.S. Holder for all succeeding years during which such U.S. Holder holds New Cushman & Wakefield Shares, even if New Cushman & Wakefield ceases to meet the threshold requirements for PFIC status. The rules dealing with PFICs are complex. Accordingly, U.S. Holders should consult their own tax advisors concerning the application of the PFIC rules to New Cushman & Wakefield Shares.

Foreign Financial Asset Reporting.

Individual U.S. Holders that own “specified foreign financial assets” with an aggregate value in excess of US$50,000 on the last day of the taxable year or US$75,000 at any time during the taxable year are generally required to file an information statement along with their tax returns, currently on Form 8938, with respect to such assets. “Specified foreign financial assets” include any financial accounts held at a non-U.S. financial institution, as well as securities issued by a non-U.S. issuer that are not held in accounts maintained by financial institutions. Higher reporting thresholds apply to certain individuals living abroad and to certain married individuals. Regulations extend this reporting requirement to certain entities that are treated as formed or availed of to hold direct or indirect interests in specified foreign financial assets based on objective criteria. U.S. Holders who fail to report the required information could be subject to substantial penalties. In addition, the statute of limitations for assessment of tax would be suspended, in whole or part. U.S. Holders are encouraged to consult with their own tax advisors regarding the possible application of these rules, including the application of the rules to their particular circumstances.

Backup Withholding and Information Reporting

Dividends paid to, and proceeds from a sale or other disposition by, a U.S. Holder in respect of New Cushman & Wakefield Shares generally may be subject to the information reporting requirements of the Code and may be subject to backup withholding unless the U.S. Holder provides an accurate taxpayer identification number and makes any other required certification or otherwise establishes an exemption. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. Holder will be allowed as a refund or credit against the U.S. Holder’s U.S. federal income tax liability, provided the required information is furnished to the U.S. Internal Revenue Service in a timely manner.

A holder that is not a “United States person” (as defined in the Code) may be required to comply with certification and identification procedures in order to establish its exemption from information reporting and backup withholding.

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PART V

ADDITIONAL INFORMATION

Description of the New Cushman & Wakefield Shares

The following description is a summary of New Cushman & Wakefield’s share capital as specified in the New Cushman & Wakefield Bye-laws, which will be adopted with effect from the Effective Date. This summary does not purport to be complete, and the statements herein are qualified in their entirety by reference, and are subject, to the detailed provisions of the New Cushman & Wakefield Bye-laws, as well as the Bermuda Companies Act. You are encouraged to read the New Cushman & Wakefield Bye-laws in their entirety, which are attached to this Document as the Annex.

General

New Cushman & Wakefield has been incorporated in Bermuda as an exempted company limited by shares. In connection with the Scheme and the Redomiciliation, and subject to the satisfaction of the Conditions (or if not satisfied, to the extent permitted by applicable law, waiver), the New Cushman & Wakefield Bye-laws, in substantially the form attached to this Document as the Annex, will govern New Cushman & Wakefield after the Effective Date. The following description assumes that the New Cushman & Wakefield Bye-laws are effective and that the New Cushman & Wakefield Bye-laws have been adopted in full.

Share Capital

Immediately after the Effective Date, New Cushman & Wakefield will have an authorized share capital of US$80,000,000 of aggregate nominal value, of which approximately US$                 will be utilized to issue the approximately                 New Cushman & Wakefield Shares on the Effective Date, based on the number of Cushman & Wakefield Shares outstanding as of                 , 2025, the last practicable date prior to the mailing of this Document.

Pursuant to the New Cushman & Wakefield Bye-laws, all of New Cushman & Wakefield’s issued and outstanding common shares must be issued fully paid, in cash or otherwise, and New Cushman & Wakefield may not issue any shares partly paid or nil paid. Subject to the requirements of any stock exchange on which New Cushman & Wakefield’s shares are listed and to any resolution of the New Cushman & Wakefield Shareholders to the contrary, the New Cushman & Wakefield Board is authorized to issue any of New Cushman & Wakefield’s authorized but unissued shares under the New Cushman & Wakefield Bye-laws.

Preference Shares

On the Effective Date, New Cushman & Wakefield is expected to have an authorized share capital of US$80,000,000 of aggregate nominal value, of which approximately US$                 will be utilized to issue the approximately                 New Cushman & Wakefield Shares pursuant to the Scheme on the Effective Date, based on the number of Cushman & Wakefield Shares outstanding as of                 , 2025, the last practicable date prior to the mailing of this Document.

If the New Cushman & Wakefield Bye-laws are adopted, the New Cushman & Wakefield Board may designate any such remaining authorized shares as preference shares. Such preference shares may be issued by New Cushman & Wakefield in the future with such rights, preferences and designations as determined by the New Cushman & Wakefield Board, without further action by the Shareholders. However, the Board reserves the right to exercise its discretion not to adopt the terms referred to in Advisory Resolution No. 3 (Bye-law Provision: Authorization of Preference Shares) if the non-binding, advisory vote in respect of such Advisory Resolution evidences substantial Shareholder opposition. If the Board chooses to exercise such discretion in connection with Advisory Resolution No. 3 (Bye-law Provision: Authorization of Preference Shares), this provision will not be adopted in the New Cushman & Wakefield Bye-laws and the New Cushman & Wakefield Board will not be able to issue preference shares without the future approval of the New Cushman & Wakefield Shareholders.

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The New Cushman & Wakefield Board will not use its power to issue preference shares for any defensive or anti-takeover purpose or for the purpose of implementing any shareholder rights plan without the approval of Shareholders.

In addition, pursuant to Bermuda law and the New Cushman & Wakefield Bye-laws, the New Cushman & Wakefield Board may, subject to restrictions on its ability to issue shares without Shareholder approval (except in respect of the New Cushman & Wakefield Shares and preference shares), (a) divide its issued and outstanding shares into several classes and attach thereto respectively any preferential, deferred, qualified or special rights, privileges or conditions, (b) consolidate and divide all or any of its shares into shares of larger par value than its existing shares, (c) sub-divide the shares into shares of smaller par value than is fixed by the New Cushman & Wakefield Memorandum of Association, and (d) make provision for the allotment and issue of shares which do not carry any voting rights.

Voting Rights

New Cushman & Wakefield Shareholders will be entitled to one vote per New Cushman & Wakefield Share. Unless otherwise specified by the New Cushman & Wakefield Bye-laws or the Bermuda Companies Act, at any general meeting duly called and held at which a quorum is present, a resolution of Shareholders shall require the affirmative vote of a majority of Shareholders entitled to vote on the subject matter present virtually, in person or by proxy at the meeting and entitled to vote on the subject matter.

Dividends and Distributions

General Dividends and Distributions

Under Bermuda law, a company may not declare or pay dividends if there are reasonable grounds for believing that: (a) the company is, or would after the payment be, unable to pay its liabilities as they become due, or (b) the realizable value of its assets would thereby be less than its liabilities.

Under the New Cushman & Wakefield Bye-laws, each New Cushman & Wakefield Share is entitled to the same dividend per share if any are declared. The New Cushman & Wakefield Board may satisfy any dividend or distribution by way of shares or debentures of any other company. Where any difficulty arises with regard to any such distribution or dividend, the New Cushman & Wakefield Board may settle it as they think expedient, including by authorizing any person to sell and transfer any fractions or ignore fractions altogether and may fix the value for distribution or dividend purposes and may determine that cash payments shall be made to any New Cushman & Wakefield Shareholders upon the fixing of the values in order to secure equality of distribution.

Dividend Policy

New Cushman & Wakefield has not adopted a dividend policy with respect to future dividends and does not currently intend to pay cash dividends on the New Cushman & Wakefield Shares. Any future determination related to New Cushman & Wakefield’s dividend policy will be made at the discretion of the New Cushman & Wakefield Board and will depend upon, among other factors, New Cushman & Wakefield’s results of operations, financial condition, capital requirements, contractual restrictions, business prospects and other factors that the New Cushman & Wakefield Board may deem relevant.

Variation of Class Rights

Under the New Cushman & Wakefield Bye-laws, if at any time the capital of New Cushman & Wakefield is divided into different classes of shares, all or any of the rights attaching to any existing class (unless otherwise provided by the terms of issue of the shares of that class) may be varied or abrogated (whether or not New Cushman & Wakefield is being wound up) with the written consent of 75% of the holders of the issued shares of such class or with the sanction of a resolution passed by a simple majority of the holders of the issued shares of such class at a separate

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general meeting of the holders of such class of shares, where the quorum for such meeting shall be at least two persons holding or representing by proxy at least one-third in nominal value of the issued shares of the relevant class.

In addition, the New Cushman & Wakefield Bye-laws provide that, unless otherwise expressly provided by the rights attached to any share or class of shares, the issue of further shares ranking in priority to, pari passu with, or subsequent to, any existing share or class of shares (including without limitation, preference shares issued), the purchase or redemption by New Cushman & Wakefield of any of its own shares and any alteration of capital permitted by Bermuda law and the New Cushman & Wakefield Bye-laws shall be deemed not to vary or abrogate rights attaching to any shares or classes of shares of New Cushman & Wakefield.

The rights conferred upon the holders of any shares shall not, unless expressly provided in the terms of those rights, be deemed to be altered or abrogated by:

•	the creation or issue of further shares, whether such shares rank in priority to, pari passu with, or subsequent to, any existing share or class of shares (including, without limitation, any preference shares issued), provided that this shall not limit or restrict the adoption, implementation, amendment, operation, or effects of any shareholder rights plan pursuant to the New Cushman & Wakefield Bye-laws (including, without limitation, the issue of rights, shares, or other securities in connection therewith);
•	the purchase, redemption, or other repurchase of any shares by New Cushman & Wakefield;
•	any alteration of New Cushman & Wakefield’s share capital in accordance with the Bermuda Companies Acts and the New Cushman & Wakefield Bye-laws; and
•	the adoption, implementation, amendment, operation, or effects of any shareholder rights plan pursuant to the New Cushman & Wakefield Bye-laws, including the issue of rights, shares, or other securities in connection therewith.

Meetings of Shareholders

Under Bermuda law, a company is required to convene at least one general meeting of shareholders each calendar year (the annual general meeting). Bermuda law provides that a special general meeting of shareholders may be called by the board of a company and must be called upon the request of shareholders holding not less than 10 percent of the paid-up capital of the company carrying the right to vote at general meetings. Bermuda law also requires that shareholders be given at least five days’ advance notice of a general meeting, but the accidental omission to give notice to any person does not invalidate the proceedings at a meeting.

Under the New Cushman & Wakefield Bye-laws, anything which may be done by resolution of the Shareholders in general meeting or by resolution of any class of Shareholders in a separate general meeting may be done by unanimous written consent, signed by all the Shareholders (or the holders of such class of shares) who would be entitled to attend a meeting and vote on such resolution if the resolution were voted on at a general meeting of the Shareholders. Such written resolution may be signed by the Shareholder or its proxy, or in the case of a Shareholder that is a corporation by its representative on behalf of such Shareholder, in as many counterparts as may be necessary.

The New Cushman & Wakefield Bye-laws provide that the New Cushman & Wakefield Board must convene an annual general meeting and may convene a special general meeting whenever the New Cushman & Wakefield Board thinks fit. Under the New Cushman & Wakefield Bye-laws, at least 10 clear days’ but no more than 60 clear days’ notice of an annual general meeting or a special general meeting must be given to each New Cushman & Wakefield Shareholder.

Quorum

The New Cushman & Wakefield Bye-laws provide that a quorum for a general meeting shall be present if at least one New Cushman & Wakefield Shareholder representing at least the majority of the voting rights of all the New Cushman & Wakefield Shareholders entitled to vote at the relevant meeting are present at the general meeting or represented by proxy.

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Advance Notice Procedures

The New Cushman & Wakefield Bye-laws establish an advance notice procedure for New Cushman & Wakefield Shareholders: (a) to make nominations of candidates for election as directors, and (b) to bring other business before an annual general meeting or a special general meeting.

All nominations by New Cushman & Wakefield Shareholders or other business to be properly brought before an annual general meeting or a special general meeting must be made pursuant to timely notice in proper written form to the secretary of New Cushman & Wakefield, which must include, among other information, the name and address of the New Cushman & Wakefield Shareholder giving the notice, certain information relating to each person whom such New Cushman & Wakefield Shareholder proposes to nominate for election as a director and a brief description of any business such New Cushman & Wakefield Shareholder proposes to bring before the meeting.

To be timely, a New Cushman & Wakefield Shareholder’s notice must be given to the secretary of New Cushman & Wakefield at its principal executive offices not earlier than the close of business on the 120th calendar day nor later than the close of business on the 90th calendar day prior to the date of the first anniversary of the preceding year’s annual general meeting. If the date of an annual general meeting is more than 30 calendar days before or more than 60 calendar days after the date of the first anniversary of the preceding year’s annual general meeting, notice by the New Cushman & Wakefield Shareholder must be delivered in writing not earlier than the close of business on the 120th calendar day prior to such annual general meeting and not later than the close of business on the later of: (a) the 90th calendar day prior to such annual general meeting, and (b) the 10th calendar day after the day on which public announcement of the date of such annual general meeting is first made by New Cushman & Wakefield.

Board of Directors—Election and Removal

Election

Under the New Cushman & Wakefield Bye-laws, at any meeting duly called and held for the election or re-election of directors at which a quorum is present, directors shall be elected by a resolution passed by a majority of Shareholders present virtually, in person or by proxy at the meeting and entitled to vote on the election of directors. Where the election of a director is contested (i.e., the total number of proposed directors exceeds the total number of directors to be elected at such meeting) directors will be elected using a form of “plurality voting” applicable to such contested election of directors (i.e., the directors with the greatest number of votes are elected in descending order until the number of directors to be elected at such meeting is satisfied).

Under the New Cushman & Wakefield Bye-laws, Shareholders will be permitted to act by unanimous written consent to elect a director. The New Cushman & Wakefield Bye-laws provide that the New Cushman & Wakefield Board will consist of no fewer than five directors and no greater than eleven directors, or such other number as a simple majority of the New Cushman & Wakefield Board may from time to time determine.

If the Redomiciliation is completed, the declassification process will take place as follows: directors who stand for election at the 2026 Annual General Meeting (Class II directors) will be eligible to be elected to serve a one-year term; directors who stand for election at the 2027 Annual General Meeting (Class II and Class III directors) will be eligible to be elected to serve a one-year term; and directors who stand for election at the 2028 Annual General Meeting and at each Annual General Meeting thereafter (all directors) will be eligible to be elected to serve a one-year term.

Any New Cushman & Wakefield Shareholder wishing to propose for election as a director someone who is not an existing director or is not proposed by the New Cushman & Wakefield Board must give notice of their intention to propose such person for election in accordance with the advance notice procedures described above.

Removal

Pursuant to the New Cushman & Wakefield Bye-laws, a director may be removed from office by Shareholders between Annual General Meetings by an ordinary resolution passed by a simple majority of votes cast at a special general meeting called for such purpose. Notice of the Shareholders’ meeting convened to remove the director must be provided to the director not less than 14 days before the meeting. The director is entitled to attend the meeting and be heard on the motion for his or her removal.

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Vacancies

The New Cushman & Wakefield Bye-laws provide that any vacancies in the Board shall be filled by a resolution passed by a majority of the Shareholders entitled to vote present virtually, in person or by proxy and entitled to vote thereon at a general meeting or, if a vacancy is not filled by the New Cushman & Wakefield Shareholders at any general meeting, so long as a quorum of New Cushman & Wakefield directors remain in office, the New Cushman & Wakefield Board shall have the power to appoint any person to be a director of New Cushman & Wakefield to fill such vacancy.

Duties of Directors

The Bermuda Companies Act authorizes the directors of a company, subject to its bye-laws, to exercise all powers of the company except those that are required by the Bermuda Companies Act or the company’s bye-laws to be exercised by the shareholders of the company. The New Cushman & Wakefield Bye-laws provide that the New Cushman & Wakefield Board shall manage the business of New Cushman & Wakefield and may exercise all the powers of New Cushman & Wakefield. At common law, directors of a company owe a fiduciary duty to the company to act in good faith in their dealings with or on behalf of the company and to exercise their powers and fulfill the duties of their office honestly. This duty includes the following essential elements:

•	a duty to act in good faith in the best interests of the company;
•	a duty not to make a personal profit from opportunities that arise from the office of director;
•	a duty to avoid conflicts of interest; and
•	a duty to exercise powers for the purpose for which such powers were intended.

The Bermuda Companies Act imposes a duty on directors and officers of a Bermuda company:

•	to act honestly and in good faith with a view to the best interests of the company; and
•	to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

The Bermuda Companies Act also imposes various duties on directors and officers of a company with respect to certain matters of management and administration of the company. Under Bermuda law, directors and officers generally owe fiduciary duties to the company itself, not to the company’s individual shareholders, creditors or any class thereof. The New Cushman & Wakefield Shareholders may not have a direct cause of action against New Cushman & Wakefield’s directors.

Related Party Transactions

Following the Redomiciliation, New Cushman & Wakefield will remain subject to the NYSE requirements for listed companies to which Cushman & Wakefield is currently subject, including Section 312.03 of the NYSE Listed Company Manual governing Shareholder approval for related party transactions. Under Section 312.03, Shareholder approval will remain generally required for (collectively, the “NYSE Shareholder Approval Rule”):

•	any issue of New Cushman & Wakefield Shares, or of securities convertible into or exercisable for New Cushman & Wakefield Shares, in any transaction or series of related transactions, to a director, officer, controlling Shareholder, member of a control group or any other substantial Shareholder who is affiliated with an officer or director of New Cushman & Wakefield, where the issue of New Cushman & Wakefield Shares exceeds either one percent of the New Cushman & Wakefield Shares or one percent of the voting power outstanding before the issue, but Shareholder approval will not be required if such transaction is a cash sale for a price that is equal to or greater than the price that is the lower of: (a) the official closing price of New Cushman & Wakefield Shares on the NYSE immediately preceding the signing of the binding agreement for the transaction, and (b) the average official closing price of New Cushman & Wakefield Shares for the five trading days immediately preceding the signing of the binding agreement for the transaction;

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•	any issue of New Cushman & Wakefield Shares, or of securities convertible into or exercisable for New Cushman & Wakefield Shares, where such New Cushman & Wakefield Shares are issued as consideration in a transaction or series of related transactions involving a director, officer or substantial Shareholder with a five percent or greater interest (or parties that collectively have a ten percent or greater interest) in New Cushman & Wakefield or in the assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the issue of New Cushman & Wakefield Shares, or of securities convertible into or exercisable for New Cushman & Wakefield Shares, exceeds either five percent of the number of New Cushman & Wakefield Shares or five percent of the voting power outstanding before the issue;
•	subject to exceptions for certain cash offerings, any issue of New Cushman & Wakefield Shares, or of securities convertible into or exercisable for New Cushman & Wakefield Shares, if the securities to be issued have, or will have upon issue, voting power equal to or greater than 20 percent of the voting power outstanding before the issue of such securities or if the New Cushman & Wakefield Shares to be issued are, or will be upon issuance, equal to or in excess of 20 percent of the number of New Cushman & Wakefield Shares outstanding before the issue; and
•	any issue of New Cushman & Wakefield Shares that would result in a change of control of New Cushman & Wakefield.

New Cushman & Wakefield will also remain subject to our written related party transaction policies (the “Related Party Transaction Policies”), pursuant to which our audit committee is responsible for: (a) evaluating each related party transaction that our compliance department has identified as warranting audit committee approval, and (b) determining whether such transaction should be approved. The audit committee, in making its recommendation, considers various factors, including the benefit of the transaction to us, the terms of the transaction and whether they are at arm’s-length and in the ordinary course of our business, the direct or indirect nature of the related person’s interest in the transaction, the size and expected term of the transaction, and other facts and circumstances that bear on the materiality of the related party transaction under applicable law and listing standards.

Further, SEC disclosure requirements for related party transactions will continue to apply to New Cushman & Wakefield. These rules require that certain details must be disclosed for related party transactions where (i) New Cushman & Wakefield is a participant, (ii) the amount involved in the transaction exceeds US$120,000 and (iii) any related person (including directors and executive officers of New Cushman & Wakefield and any of their immediate family members, as well as Shareholders owning more than 5 percent of New Cushman & Wakefield Shares and any of their immediate family members) has a material interest in the transaction.

New Cushman & Wakefield will also be subject to Bermuda law, which requires shareholder approval of a related party transaction (subject to certain limited exceptions) where a company proposes to make a loan or provide a guarantee or other security to any person who is a director of the company or a director of its holding company (and to certain connected persons such as spouses or children of the director or to a company of which the director, their spouse or children own or control directly or indirectly more than 20 percent of the capital or loan debt). However, loans to directors (and their family members) are generally not permitted under U.S. securities law. Under Bermuda law, if a director discloses a direct or indirect interest in any contract or arrangement with New Cushman & Wakefield as required by Bermuda law, such director will be entitled to vote in respect of any such contract or arrangement in which he or she is interested.

Amendments to New Cushman & Wakefield’s Memorandum of Association and Bye-laws

Bermuda law provides that the memorandum of association of a company may be amended by a resolution passed at a general meeting of shareholders, and that a company’s bye-laws may be amended by a resolution of its board and a resolution passed at a general meeting of shareholders.

Under the New Cushman & Wakefield Bye-laws, the affirmative vote of a majority of the directors of New Cushman & Wakefield and the holders of a majority of the issued New Cushman & Wakefield Shares entitled to vote at a general meeting, will be required in order for New Cushman & Wakefield to amend the New Cushman & Wakefield Bye-laws or the New Cushman & Wakefield Memorandum of Association.

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Under Bermuda law, the holders of an aggregate of not less than 20 percent in par value of a company’s issued share capital or any class thereof have the right to apply to the Supreme Court of Bermuda for an annulment of any amendment of the memorandum of association adopted by shareholders at any general meeting, other than an amendment that alters or reduces a company’s share capital as provided in the Bermuda Companies Act. Where such an application is made, the amendment becomes effective only to the extent that it is confirmed by the Supreme Court of Bermuda. An application for an annulment of an amendment of the memorandum of association must be made within 21 days after the date on which the resolution altering the company’s memorandum of association is passed and may be made on behalf of persons entitled to make the application by one or more of their number as they may appoint in writing for the purpose. No application may be made by shareholders voting in favor of the amendment.

Mergers, Amalgamations or Consolidations

Under the New Cushman & Wakefield Bye-laws, the affirmative vote of the holders of a majority of the issued New Cushman & Wakefield Shares entitled to vote at a general meeting is required to approve a merger, amalgamation or consolidation.

Takeovers

Under Bermuda law, an acquiring party is generally able to ensure it acquires all of the issued and outstanding shares of a company in the following ways:

•	by a procedure under the Bermuda Companies Act known as a “scheme of arrangement”. A scheme of arrangement could be effected by obtaining the agreement of the company and of holders of shares representing in the aggregate a majority in number and at least 75 percent in par value of the shareholders present and voting at a court ordered meeting or meetings held to consider the scheme of arrangement. The scheme of arrangement must then be sanctioned by the Bermuda Supreme Court. If a scheme of arrangement receives all necessary agreements and sanctions, upon the filing of the court order with the Registrar of Companies in Bermuda, all holders of shares could be compelled to sell their shares under the terms of the scheme of arrangement;
•	by acquiring pursuant to a tender offer 90 percent of the shares or class of shares not already owned by, or by a nominee for, the acquiring party (the offeror), or any of its subsidiaries. If an offeror has, within four months after the making of an offer for all the shares or class of shares not owned by, or by a nominee for, the offeror, or any of its subsidiaries, obtained the approval of the holders of 90 percent or more of all the shares to which the offer relates, the offeror may, at any time within two months beginning with the date on which the approval was obtained, by notice acquire the shares of any nontendering shareholder on the same terms as the original offer unless the Supreme Court of Bermuda (on application made within a one-month period from the date of the offeror’s notice of its intention to acquire such shares) orders otherwise; and
•	where the acquiring party or parties hold not less than 95 percent of the shares or a class of shares of the company, by acquiring, pursuant to a notice given to the remaining shareholders or class of shareholders, the shares of such remaining shareholders or class of shareholders. When this notice is given, the acquiring party is entitled and bound to acquire the shares of the remaining shareholders on the terms set out in the notice, unless a remaining shareholder, within one month of receiving such notice, applies to the Supreme Court of Bermuda for an appraisal of the value of their shares. This provision only applies where the acquiring party offers the same terms to all holders of shares whose shares are being acquired.

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Shareholder Suits

Under Bermuda law, there are three main types of shareholder suits. The courts of Bermuda will have exclusive jurisdiction with respect to any such suits brought by Shareholders against New Cushman & Wakefield or its directors.

The first is an unfair prejudice petition under Section 111 of the Bermuda Companies Act. When the affairs of a company are being conducted in a manner that is oppressive or prejudicial to the interests of some part of the shareholders, one or more shareholders may apply to the Supreme Court of Bermuda, which may make such order as it sees fit, including an order regulating the conduct of the company’s affairs in the future or ordering the purchase of the shares of any shareholders by other shareholders or by the company.

The second is a derivative claim. The Bermuda courts would ordinarily be expected to permit a shareholder to commence an action in the name of a company to remedy a wrong to the company where the act complained of is alleged to be beyond the corporate power of the company or illegal, or would result in the violation of the company’s memorandum of association or bye-laws. Furthermore, consideration would be given by a Bermuda court to acts that are alleged to constitute a fraud against the minority shareholders or, for instance, where an act requires the approval of a greater percentage of the company’s shareholders than that which actually approved the act.

The third is a person claim if a shareholder’s individual rights as a shareholder have been infringed (e.g., for violation of certain statutory rights).

Class actions are not available to shareholders under Bermuda law.

The New Cushman & Wakefield Bye-laws contain a provision by virtue of which the New Cushman & Wakefield Shareholders waive any claim or right of action that they may at any time have, both individually and on New Cushman & Wakefield’s behalf, against any director or officer in relation to any action or failure to take action by such director or officer in the performance of his or her duties for New Cushman & Wakefield, except in respect of any fraud or dishonesty of such director or officer, or to recover any gain, personal profit or advantage to which such director or officer is not legally entitled.

Limitation on Liability and Indemnification

Section 98 of the Bermuda Companies Act provides generally that a Bermuda company may indemnify its directors, officers and auditors against any liability which by virtue of any rule of law would otherwise be imposed on them in respect of any negligence, default, breach of duty or breach of trust, except in cases where such liability arises from fraud or dishonesty of which such director, officer or auditor may be guilty in relation to the company. Section 98 further provides that a Bermuda company may indemnify its directors, officers and auditors against any liability incurred by them in defending any proceedings, whether civil or criminal, in which judgment is awarded in their favor or in which they are acquitted or granted relief by the Supreme Court of Bermuda pursuant to Section 281 of the Bermuda Companies Act.

The New Cushman & Wakefield Bye-laws provide that New Cushman & Wakefield will indemnify New Cushman & Wakefield’s officers and directors in respect of their actions and omissions in the conduct of New Cushman & Wakefield’s business or in the discharge of their duties, except in respect of any matter prohibited under Bermuda law, and that New Cushman & Wakefield will advance funds to New Cushman & Wakefield’s officers and directors for expenses incurred in their defense upon receipt of an undertaking by the applicable officer or director to repay the funds if any allegation of fraud or dishonesty is proved. Section 98A of the Bermuda Companies Act permits New Cushman & Wakefield to purchase and maintain insurance for the benefit of any officer or director in respect of any loss or liability attaching to him in respect of any negligence, default, breach of duty or breach of trust, whether or not we may otherwise indemnify such officer or director. New Cushman & Wakefield expects to purchase and maintain a directors’ and officers’ liability policy for such purpose. Overall, the new indemnification provisions applicable to New Cushman & Wakefield’s officers and directors following the Redomiciliation are in line with customary U.S. indemnification provisions, and will make it easier for New Cushman & Wakefield to attract and retain new directors going forward.

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Access to Books and Records and Dissemination of Information

Members of the general public have a right to inspect the public documents of a company available at the office of the Registrar of Companies in Bermuda. These documents include the company’s memorandum of association, including its objects and powers, and certain alterations to the memorandum of association. A company’s shareholders have the additional right to inspect the bye-laws of the company, minutes of general meetings and the company’s audited financial statements, which must be presented at the annual general meeting. The register of members of a company is also open to inspection by shareholders and by members of the general public without charge. The register of members is required to be open for inspection for not less than two hours in any business day (subject to the ability of a company to close the register of members for not more than thirty days in a year). A company is required to maintain its register of members in Bermuda but may, subject to the provisions of the Bermuda Companies Act, establish a branch register outside of Bermuda. A company is required to keep at its registered office a register of directors and officers that is open for inspection for not less than two hours in any business day by members of the public without charge. Bermuda law does not, however, provide a general right for shareholders to inspect or obtain copies of any other corporate records.

Transfers of Shares

Where New Cushman & Wakefield’s shares are listed or admitted to trading on any appointed stock exchange, such as the NYSE, they will be transferred in accordance with the rules and regulations of such exchange.

Certain Provisions of Bermuda Law

New Cushman & Wakefield will be designated by the BMA as a non-resident for Bermuda exchange control purposes. This designation allows New Cushman & Wakefield to engage in transactions denominated in currencies other than the Bermuda dollar, and there are no restrictions on New Cushman & Wakefield’s ability to transfer funds (other than funds denominated in Bermuda dollars) in and out of Bermuda or to pay dividends to residents and non-residents of Bermuda who are New Cushman & Wakefield Shareholders.

The BMA, pursuant to its statement of June 1, 2005, has given its general permission under the Exchange Control Act and related regulations for the issue and free transferability of all of New Cushman & Wakefield’s equity securities and non-equity securities (which would collectively include the New Cushman & Wakefield Shares) to and between residents and non-residents of Bermuda for exchange control purposes, provided at least one class of New Cushman & Wakefield Shares remains listed on an appointed stock exchange, which includes the NYSE. Approvals or permissions given by the BMA do not constitute a guarantee by the BMA as to New Cushman & Wakefield’s performance or New Cushman & Wakefield’s creditworthiness. Accordingly, in giving such consent or permissions, neither the BMA nor the Registrar of Companies in Bermuda will be liable for the financial soundness, performance or default of New Cushman & Wakefield’s business or for the correctness of any opinions or statements expressed in this Document. Certain issues and transfers of common shares involving persons deemed resident in Bermuda for exchange control purposes require the specific consent of the BMA.

In accordance with Bermuda law, share certificates are issued only in the names of companies, partnerships or individuals. In the case of a shareholder acting in a special capacity (for example, as a trustee), certificates may, at the request of the shareholder, record the capacity in which the shareholder is acting. Notwithstanding such recording of any special capacity, New Cushman & Wakefield is not bound to investigate or see to the execution of any such trust.

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Transfer Agent and Registrar

A register of holders of the New Cushman & Wakefield Shares will be maintained by Appleby Global Corporate Services (Bermuda) Ltd. in Bermuda, and a branch register will be maintained in the United States by Computershare Trust Company, N.A., which will serve as branch registrar and transfer agent.

Appleby Global Corporate Services	Computershare Trust Company, N.A.
(Bermuda) Limited	150 Royall Street
Canon’s Court	Canton, MA 02121
22 Victoria Street
Hamilton HM 12
Bermuda

Comparison of the Rights of Cushman & Wakefield Shareholders and New Cushman & Wakefield Shareholders

Your rights as a Cushman & Wakefield Shareholder are governed by English law and the Articles. After the Scheme becomes effective, you will own New Cushman & Wakefield Shares and have the rights of a New Cushman & Wakefield Shareholder, which will be governed by Bermuda law, the New Cushman & Wakefield Memorandum of Association, and the New Cushman & Wakefield Bye-laws.

The economic and voting rights of Cushman & Wakefield Shares and New Cushman & Wakefield Shares are similar. However, there are differences between your rights under applicable English and Bermuda law. In addition, there are differences between the Articles and the New Cushman & Wakefield Bye-laws.

The following discussion is a summary comparison of your rights as a holder of Cushman & Wakefield Shares and your rights that would result from the Scheme and holding New Cushman & Wakefield Shares, including any material differences in such rights. However, this summary does not cover all the differences between English law and Bermuda law affecting companies and their shareholders or all of the differences between the Articles, the New Cushman & Wakefield Memorandum of Association and the New Cushman & Wakefield Bye-laws. While we believe this summary is accurate in all material respects, the following descriptions are qualified in their entirety by reference to the complete text of the relevant provisions of applicable English law, Bermuda law, the Articles and the New Cushman & Wakefield Bye-laws. We encourage you to read those laws and documents in their entirety. The New Cushman & Wakefield Bye-laws, in substantially the form attached to this Document as the Annex, will govern New Cushman & Wakefield with effect from the Effective Date. For information as to how you can obtain a copy of the Articles, see “Part V Additional Information — Where You Can Find More Information”.

Provisions Applicable to Cushman & Wakefield Shareholders	Provisions Applicable to New Cushman & Wakefield Shareholders
Voting Rights, Voting Generally, Supermajority Vote Requirements
Authorized Shares and Votes per Share
The Cushman & Wakefield Shares issued as of , 2025 are as follows: Cushman & Wakefield Shares with a nominal value of US$0.10 per share. Pursuant to resolutions passed by Shareholders at the Company’s Annual General Meeting held in 2023, the Company obtained an authority to issue up to an aggregate amount of US$57,295,202 Cushman & Wakefield Shares (which shares may be issued on a non-pre-emptive basis), but which will expire on the fifth anniversary of the date of the resolution.	New Cushman & Wakefield will have an authorized share capital of US$80,000,000 aggregate nominal value, of which approximately US$ will be utilized at the Effective Date to issue the New Cushman & Wakefield Shares on the Effective Date, which we anticipate will be approximately New Cushman & Wakefield Shares, par value US$0.10 per share, based on the number of Cushman & Wakefield Shares outstanding as of , 2025, the last practicable date prior to the mailing of this Document. The remaining portion of the aggregate nominal value may be allocated by the New Cushman & Wakefield Board from time to time to issue shares of any class of shares authorized by the New Cushman & Wakefield Bye-laws or approved by the New Cushman & Wakefield Shareholders.

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Provisions Applicable to Cushman & Wakefield Shareholders	Provisions Applicable to New Cushman & Wakefield Shareholders
Each Cushman & Wakefield Share has one vote.	Each New Cushman & Wakefield Share has one vote.
Preference Shares

Preference shares can be issued by Cushman & Wakefield under the laws of England and Wales and the Articles with such rights and restrictions as may be determined either by the Shareholders by ordinary resolution or, if the Shareholders pass an ordinary resolution to so authorize the Board, the Board.

In order to allot and issue any such preference shares, the Board would generally need to be authorized by an ordinary resolution and, to the extent that any such preference shares were to be issued on a non-pre-emptive basis, the Board would need to be authorized to disapply existing Shareholders’ statutory pre-emption rights by a special resolution. Pursuant to resolutions passed by Shareholders at the Company’s Annual General Meeting held in 2023, the Company obtained an authority to issue up to an aggregate amount of US$57,295,202 of Cushman & Wakefield Shares (which shares may be issued on a non-pre-emptive basis), but which will expire on the fifth anniversary of the date of the resolution.

If the New Cushman & Wakefield Bye-laws are adopted, the New Cushman & Wakefield Board may designate any authorized but unissued shares as preference shares (see “Part V Additional Information — Comparison of the Rights of Cushman & Wakefield Shareholders and New Cushman & Wakefield Shareholders — Authorized Shares and Votes per Share”). Such preference shares may be issued by New Cushman & Wakefield in the future with such rights, preferences and designations as determined by the New Cushman & Wakefield Board, without further action by the Shareholders. However, the Board reserves the right to exercise its discretion not to adopt the terms referred to in Advisory Resolution No. 3 (Bye-law Provision: Authorization of Preference Shares) if the non-binding, advisory vote in respect of such Advisory Resolution evidences substantial Shareholder opposition. If the Board chooses to exercise such discretion in connection with Advisory Resolution No. 3 (Bye-law Provision: Authorization of Preference Shares), this provision will not be adopted in the New Cushman & Wakefield Bye-laws and the New Cushman & Wakefield Board will not be able to issue preference shares without the future approval of the New Cushman & Wakefield Shareholders.

The New Cushman & Wakefield Board will not use its power to issue preference shares for any defensive or anti-takeover purpose or for the purpose of implementing any shareholder rights plan without the approval of Shareholders.

In addition, pursuant to Bermuda law and the New Cushman & Wakefield Bye-laws, the New Cushman & Wakefield Board may, subject to restrictions on its ability to issue shares without shareholder approval (except in respect of the New Cushman & Wakefield Shares and preference shares), (a) divide its issued and outstanding shares into several classes and attach thereto respectively any preferential, deferred, qualified or special rights, privileges or conditions, (b) consolidate and divide all or any of its shares into shares of larger par value than its existing shares, (c) sub-divide the shares into shares of smaller par value than is fixed by the New Cushman & Wakefield Memorandum of Association, and (d) make provision for the allotment and issue of shares which do not carry any voting rights.

Ranking of Shares
The Cushman & Wakefield Shares rank equally for all purposes (e.g., dividends, capitalization of profits, winding up).	The New Cushman & Wakefield Shares rank equally for all purposes (e.g., dividends, capitalization of profits, winding up).

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Provisions Applicable to Cushman & Wakefield Shareholders	Provisions Applicable to New Cushman & Wakefield Shareholders
Ordinary and Special Resolutions Generally

Under English law and the Articles, certain matters require an “ordinary resolution”, which must be approved by at least a majority of the votes cast at a quorate general meeting of shareholders, and certain other matters require a “special resolution”, which requires the affirmative vote of at least 75 percent of the votes cast at a quorate general meeting of shareholders.

An ordinary resolution is needed to (among other things) remove a director, provide, vary or renew the directors’ authority to allot shares, approve substantial property transactions with directors or their connected persons, and appoint directors.

A special resolution is needed to (among other things) alter a company’s articles of association, exclude statutory pre-emption rights on allotment of securities for cash (for up to five years), reduce a company’s share capital, liquidate the company, and re-register a public company as a private company (or vice versa).

Under Bermuda law, subject to other standards that may be provided in a company’s bye-laws, most actions or resolutions requiring approval of the shareholders may be passed by a simple majority of votes cast at a quorate general meeting of shareholders. Under the Bermuda Companies Act, certain matters have a different voting requirement. These include: (a) re-registration of a limited liability company as an unlimited liability company (which requires the consent of all shareholders), (b) waiving the laying of accounts before a general meeting and waiving the appointment of an auditor (which requires the consent of all shareholders), (c) the removal of an auditor before the expiration of the auditor’s term of office (which requires a resolution passed by at least two-thirds of the votes cast at a quorate general meeting), and (d) subject to certain limited exceptions, the making of a loan or the provision of a guarantee or other security to any person who is a director of the company or a director of its holding company (and to certain connected persons such as spouses or children of the director or to a company of which the director, their spouse or children own or control directly or indirectly more than twenty percent of the capital or loan debt) (which requires the consent of 90 percent of the total voting rights of all issued and outstanding shares).
Voting on Resolutions
The Articles require that, for so long as any New Cushman & Wakefield Shares are held in a settlement system operated by a depositary, any resolution put to a vote at a general meeting of shareholders is decided on a poll.	The New Cushman & Wakefield Bye-laws require that any resolution put to a vote at a general meeting of shareholders is decided on a poll. Resolutions are approved by a simple majority of votes cast, unless a greater majority is specified by the Bermuda Companies Acts or the New Cushman & Wakefield Bye-laws. Cumulative voting is prohibited.
Dividends and Distributions
Financial / Legal Limitations
Under English law, Cushman & Wakefield may not pay dividends unless Cushman & Wakefield has sufficient available “distributable reserves” to do so and the assets of Cushman & Wakefield are not, and following the dividend will not be, less than the aggregate of its issued and called-up share capital and undistributable reserves. A company’s “distributable reserves”, according to the Companies Act, are a company’s accumulated realized profits, to the extent not previously utilized by distribution or capitalization, less its accumulated realized losses, to the extent not previously written off in a reduction or reorganization of capital duly made.	Under Bermuda law, New Cushman & Wakefield may not declare or pay dividends if there are reasonable grounds for believing that: (a) New Cushman & Wakefield is, or would after the payment be, unable to pay its liabilities as they become due, or (b) that the realizable value of its assets would thereby be less than its liabilities.

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Provisions Applicable to Cushman & Wakefield Shareholders	Provisions Applicable to New Cushman & Wakefield Shareholders
Distributions
For any dividend declared or in respect of the capitalization of profits, each holder of Cushman & Wakefield Shares is entitled to the same dividend per share as any other holder of Cushman & Wakefield Shares.	For any dividend declared or in respect of the capitalization of profits, each New Cushman & Wakefield Shareholder will be entitled to the same dividend per share as any other New Cushman & Wakefield Shareholder.
Shareholder Meetings
Meeting Requests
Meetings may be called by the Board and, under English law, must be called upon the request of Shareholders holding not less than five (5) percent of the paid-up capital of Cushman & Wakefield carrying the right to vote at general meetings.	Meetings may be called by the New Cushman & Wakefield Board and, under Bermuda law, must be called upon the request of New Cushman & Wakefield Shareholders holding not less than ten (10) percent of the paid-up capital of New Cushman & Wakefield carrying the right to vote at general meetings.
Hybrid / Virtual Shareholder Meetings
Under the Articles, the Cushman & Wakefield Board may decide to hold a general meeting as a combined in-person and virtual general meeting and, in such case, details of the means for Shareholders to attend and participate in the meeting, including the physical place or places of meeting and the electronic platforms to be used must be provided to Shareholders. Fully virtual meetings are not currently permitted under the Articles.	Under the New Cushman & Wakefield Bye-laws, the New Cushman & Wakefield Board may, in its sole discretion, determine that a general meeting may be held as: (a) an in-person meeting, (b) a combined in-person and virtual general meeting, or (c) a fully virtual meeting.
Notice of Shareholder Meetings

Under English law, shareholders must be given at least 14 clear days’ notice of a general meeting (21 clear days’ notice in the case of an annual general meeting), but the accidental failure to give notice to any person does not invalidate the proceedings at a meeting.

Notice of general meetings must, among other things, specify the date and time of the meeting, place and purpose of the meeting and give notice of any special business.

Under the New Cushman & Wakefield Bye-laws, shareholders must be given at least 10 clear days’ but no more than 60 clear days’ notice of an annual general meeting or a special general meeting, but the unintentional failure to give notice to any person does not invalidate the proceedings at a meeting.

Notice of general meetings must specify the place, the day and hour of the meeting and in the case of special general meetings, the general nature of the business to be considered.

Quorum
The quorum required at a general meeting is Shareholders who together represent at least the majority of the voting rights of all Shareholders entitled to vote, virtually, in person or by proxy, at the applicable meeting.	The quorum required at a general meeting is at least one Shareholder representing at least the majority of the voting rights of all Shareholders entitled to vote, virtually, in person or by proxy, at the applicable meeting.

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Provisions Applicable to Cushman & Wakefield Shareholders	Provisions Applicable to New Cushman & Wakefield Shareholders
Advance Notice Procedures

Under the Companies Act: (a) one or more shareholders holding at least five (5) percent of the total voting rights of all shareholders who have the right to vote on the resolution at the annual general meeting to which a request relates, or (b) at least 100 shareholders who have a right to vote on the resolution and hold (on average) at least £100 per shareholder of paid-up share capital, can require Cushman & Wakefield to give notice of any resolutions that may, and are intended to, be properly moved (i.e., put to shareholders) at the next annual general meeting (including, for the avoidance of doubt, a resolution electing a director). The request must be received at least six weeks before the relevant annual general meeting or if later, the time at which notice of the meeting is given. A request may not propose any resolution which, if proposed, would be ineffective (whether by reason of inconsistency with the Articles, English law, or otherwise).

The Articles provide that Cushman & Wakefield Shareholders have further notification requirements in addition to the default position under English law in order to bring a resolution before a meeting of Shareholders, which are driven by U.S. disclosure and other requirements. For notices relating to the nomination for election or re-election of directors, Shareholders must provide all information required to be disclosed in a proxy statement or other filings required in connection with solicitations of proxies for election of directors or as required under Regulation 14A under the U.S. Exchange Act and take all applicable steps as required under Regulation 14A, including the nominee’s written consent to be named in the proxy statement as a nominee and to serving as a director if elected. For business other than director nominations, Shareholders must provide a brief description of the business desired to be brought before the meeting, the reasons for conducting such business and any material interest in such business of such shareholder(s), if any.

Under the Bermuda Companies Act, in respect of an annual general meeting: (a) one or more shareholders holding at least five (5) percent of the total voting rights of all shareholders who have a right to vote at the meeting to which a requisition relates, or (b) at least 100 shareholders, can require New Cushman & Wakefield to give notice of any resolutions which may properly be moved, and are intended to be moved, at the next annual general meeting. Notice of such resolutions may be given by New Cushman & Wakefield by any manner permitted for the service of notice under the New Cushman & Wakefield Bye-laws and shall be given in the same manner and, as far as practicable, at the same time as the notice of the annual general meeting. The request must be received at least six weeks before the annual general meeting, unless the annual general meeting is called for a date six weeks or less after the request is received. A request may not propose any resolution which the New Cushman & Wakefield Shareholders would not ordinarily be entitled to vote upon under the New Cushman & Wakefield Bye-laws.

The New Cushman & Wakefield Bye-laws provide that New Cushman & Wakefield Shareholders have further notification requirements in addition to the default position under Bermuda law in order to bring a resolution before a meeting of Shareholders, which are driven by U.S. disclosure and other requirements. For notices relating to the nomination for election or re-election of directors, Shareholders must provide all information required to be disclosed in a proxy statement or other filings required in connection with solicitations of proxies for election of directors or as required under Regulation 14A under the U.S. Exchange Act and take all applicable steps as required under Regulation 14A, including the nominee’s written consent to be named in the proxy statement as a nominee and to serving as a director if elected. For business other than director nominations, Shareholders must provide a brief description of the business desired to be brought before the meeting, the reasons for conducting such business and any material interest in such business of such shareholder(s), if any.

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Provisions Applicable to Cushman & Wakefield Shareholders	Provisions Applicable to New Cushman & Wakefield Shareholders
A shareholder’s notice must be delivered to the secretary not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual general meeting; provided, however, that in the event that the date of the annual general meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual general meeting and not later than the close of business on the later of: (a) the 90th day prior to the date of such annual general meeting, or (b) the 10th day following the day on which public announcement of the date of such meeting is first made by Cushman & Wakefield.	To be timely, a shareholder’s notice must be delivered to New Cushman & Wakefield’s registered office not earlier than the close of business on the 120th calendar day nor later than the close of business on the 90th calendar day prior to the date of the first anniversary of the preceding year’s annual general meeting. If the date of an annual general meeting is more than 30 calendar days before or more than 60 calendar days after the date of the first anniversary of the preceding year’s annual general meeting, notice by the member must be delivered in writing not earlier than the close of business on the 120th calendar day prior to such annual general meeting and not later than the close of business on the later of: (a) the 90th calendar day prior to such annual general meeting, and (b) the 10th calendar day after the day on which public announcement of the date of such annual general meeting is first made by New Cushman & Wakefield.
Member Proposals
The Articles outlines requirements for Shareholders who intend to require the company to convene a General Meeting or propose a resolution at such meeting. Shareholders must provide detailed information, including disclosures about nominees for director positions, descriptions of other business proposals, and any associated persons. These requirements align with English law and Regulation 14A under the U.S. Exchange Act. Requests must be submitted in writing to the company secretary within specific timeframes relative to the anniversary of the previous annual general meeting. Failure to comply with these stipulations may result in the Shareholder’s inability to vote on the proposed matters.	The New Cushman & Wakefield Bye-laws preserves the provisions relating to Shareholders’ proposals in the Articles, while being tailored to be in compliance with Bermuda Companies Act. Key aspects include providing information on director nominations in accordance with the U.S. Exchange Act, securing the nominee’s consent, outlining business proposals, and disclosing financial interests of the Shareholders and associated persons. The Shareholders must submit the request within specified time frames relative to the annual general meeting. Failure to comply with these stipulations may result in the Shareholder’s inability to vote on the proposed matters.
Shareholders’ Votes for Certain Matters
Amendments to the Constitutional Documents
Under English law, a special resolution (75 percent majority of the votes cast) of the shareholders is required to amend the Articles. The Cushman & Wakefield Board does not have the power to amend the Articles without shareholder approval.	Bermuda law provides that the memorandum of association of a company may be amended by a resolution passed at a general meeting of shareholders, and that a company’s bye-laws may be amended by a resolution of its board and a resolution passed at a general meeting of shareholders. Under the New Cushman & Wakefield Bye-laws, the affirmative vote of a majority of the directors of New Cushman & Wakefield and the holders of a majority of the issued New Cushman & Wakefield Shares entitled to vote at a general meeting will be required in order for New Cushman & Wakefield to amend the New Cushman & Wakefield Bye-laws or the New Cushman & Wakefield Memorandum of Association.

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Provisions Applicable to Cushman & Wakefield Shareholders	Provisions Applicable to New Cushman & Wakefield Shareholders
Supermajority Shareholder Voting Provisions

Under English law, approval by special resolution (75 percent majority of the votes cast) of shareholders is required in order for Cushman & Wakefield to take the following actions (among others):

•   excluding statutory pre-emption rights on the allotment and issue of securities for cash;

•   reducing Cushman & Wakefield’s share capital;

•   re-registering Cushman & Wakefield as a private company; or

•   liquidating Cushman & Wakefield.

If any such actions amount to a variation of the rights attached to a class of Cushman & Wakefield Shares (e.g., an amendment to the Articles which varies or abrogates the rights of an existing class), a separate class vote of the relevant class of Cushman & Wakefield Shares is also required.

Under the New Cushman & Wakefield Bye-laws, there are no actions that require approval from a supermajority of New Cushman & Wakefield Shareholders.
Takeovers / Mergers

Under English law, an acquiring party is generally able to ensure it acquires all of the outstanding shares of a company in the following ways:

•

by a court-approved “scheme of arrangement”, which requires the approval of a majority in number of shareholders representing at least 75 percent in value of the shareholders or class of shareholders composed in the scheme present and voting in person or by proxy at a special meeting convened by order of the court; or

•

by way of a takeover offer where acceptances are received from shareholders representing 90 percent (in value and in voting rights) of the shares or class of shares not already owned by the offeror.

Statutory mergers under which only one company survives are not available under English law.

Under Bermuda law, an acquiring party is generally able to ensure it acquires all of the issued and outstanding shares of a company in the following ways:

•

by a court-approved “scheme of arrangement”, which requires the agreement of holders of common shares representing in the aggregate a majority in number and at least 75 percent in par value of the common shareholders present and voting at a court ordered meeting or meetings held to consider the scheme;

•   by acquiring pursuant to a tender offer 90 percent of the shares or class of shares not already owned by, or by a nominee for, the acquiring party (the offeror), or any of its subsidiaries; or

•

where the acquiring party or parties hold not less than 95 percent of the shares or a class of shares of the company, by acquiring, pursuant to a notice given to the remaining shareholders or class of shareholders, the shares of such remaining shareholders or class of shareholders.

Statutory mergers are available under Bermuda law.

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Provisions Applicable to Cushman & Wakefield Shareholders	Provisions Applicable to New Cushman & Wakefield Shareholders
Mandatory Offer Provisions

The Articles contain mandatory offer provisions, which incorporate by reference certain provisions of the U.K. City Code on Takeovers and Mergers. In particular, a person (other than a Depositary (as defined in the Articles)) may not: (a) effect a Prohibited Acquisition (as defined in the Articles), (b) acquire an interest in Cushman & Wakefield Shares carrying 30% or more of the voting rights, or (c) if such person already has an interest in Cushman & Wakefield shares carrying between 30% to 50% of the voting rights, increasing their percentage holdings of voting Cushman & Wakefield Shares, in each case unless such acquisition is a “Permitted Acquisition” (or certain other specific exceptions apply).

A “Permitted Acquisition” is defined in detail in the Articles and includes an acquisition that is: (a) approved by the Board in advance, (b) made as a result of a voluntary offer for all of the issued and outstanding shares of the Company (subject to certain parameters regarding consideration) which is in compliance with the City Code on Takeovers and Mergers, (c) made pursuant to a single transaction causing a breach of the percentage limits described above, as long as the acquirer makes an offer implemented in accordance with Rule 9 (and other relevant provisions) of the City Code on Takeovers and Mergers, (d) approved by ordinary resolution of shareholders passed at a general meeting, or (e) results from certain corporate actions by the Company.

No mandatory offer provisions will apply to New Cushman & Wakefield.
Other Shareholder Rights
Pre-emption Rights

Under English law, the issue for cash of equity securities (including rights to subscribe for, or convert securities into, such equity securities) must be offered first to the existing ordinary shareholders in proportion to the respective nominal amounts (i.e., par values) of their holdings. English law permits a company’s shareholders by special resolution or a provision in a company’s articles of association to exclude pre-emption rights for a period of up to five years.

Pursuant to resolutions passed by Shareholders at the Company’s Annual General Meeting held in 2023, the  Company obtained an authority to issue up to an aggregate amount of US$57,295,202 Cushman & Wakefield Shares (which shares may be issued on a non-pre-emptive basis), but which will expire on the fifth anniversary of the date of the resolution.

Bermuda law does not impose statutory pre-emption rights on the allotment and issue of shares of Bermuda companies. Under the New Cushman & Wakefield Bye-laws, New Cushman & Wakefield Shareholders will not be entitled to pre-emption rights with respect to any issue of shares by New Cushman & Wakefield.

However, New Cushman & Wakefield will remain subject to the NYSE Shareholder Approval Rule, which requires shareholder approval prior to the issue of New Cushman & Wakefield Shares, or of securities convertible into or exercisable for New Cushman & Wakefield Shares, in certain cases, if the securities to be issued amount to 20 percent or more of the shares or voting power outstanding before the issue of such securities or would result in a change of control.

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Provisions Applicable to Cushman & Wakefield Shareholders	Provisions Applicable to New Cushman & Wakefield Shareholders
Variation of Class Rights

Under English law and the Articles, rights attached to a class of Cushman & Wakefield Shares may only be varied: (a) with the consent of the holders of 75 percent in nominal value of the issued shares of that class, excluding any shares held as treasury shares, or (b) with the sanction of a special resolution passed by 75 percent of the shares voted at a separate meeting of the holders of that class.

Under English law and the Articles, the following are deemed not to vary the rights attaching to any class of Cushman & Wakefield Shares, unless expressly provided by the rights attached to such shares: (a) the issue of further shares ranking in priority to, pari passu with or subsequent to, the relevant class of Cushman & Wakefield Shares, and (b) the purchase or redemption by Cushman & Wakefield of its own shares.

Under the New Cushman & Wakefield Bye-laws, if at any time the capital of New Cushman & Wakefield is divided into different classes of shares, all or any of the rights attaching to any existing class (unless otherwise provided by the terms of issue of the shares of that class) may be varied or abrogated (whether or not New Cushman & Wakefield is being wound up) with the written consent of 75% of the holders of the issued shares of such class or with the sanction of a resolution passed by a simple majority of the holders of the issued shares of such class at a separate general meeting of the holders of such class of shares, where the quorum for such meeting shall be at least two persons holding or representing by proxy at least one-third in nominal value of the issued shares of the relevant class.

In addition, the New Cushman & Wakefield Bye-laws provide that, unless otherwise expressly provided by the rights attached to any share or class of shares, the issue of further shares ranking in priority to, pari passu with, or subsequent to, any existing share or class of shares (including without limitation, preference shares issued), the purchase or redemption by New Cushman & Wakefield of any of its own shares and any alteration of capital permitted by Bermuda law and the New Cushman & Wakefield Bye-laws shall be deemed not to vary or abrogate rights attaching to any shares or classes of shares of New Cushman & Wakefield.

The rights conferred upon the holders of any shares shall not, unless expressly provided in the terms of those rights, be deemed to be altered or abrogated by:

•   the creation or issue of further shares, whether such shares rank in priority to, pari passu with, or subsequent to, any existing share or class of shares (including, without limitation, any preference shares issued), provided that this shall not limit or restrict the adoption, implementation, amendment, operation, or effects of any shareholder rights plan pursuant to the New Cushman  & Wakefield Bye-laws (including, without limitation, the issue of rights, shares, or other securities in connection therewith);

•   the purchase, redemption, or other repurchase of any shares by New Cushman & Wakefield;

•   any alteration of New Cushman & Wakefield’s share capital in accordance with the Bermuda Companies Acts and the New Cushman & Wakefield Bye-laws; and

•   the adoption, implementation, amendment, operation, or effects of any shareholder rights plan pursuant to the New Cushman & Wakefield Bye-laws, including the issue of rights, shares, or other securities in connection therewith.

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Provisions Applicable to Cushman & Wakefield Shareholders	Provisions Applicable to New Cushman & Wakefield Shareholders
Shareholder Suits

Shareholder suits are less common and more difficult to bring in the U.K. than certain U.S. jurisdictions, including, for example, Delaware.

Under English law, there are three main types of shareholder suits. The courts of England and Wales will have exclusive jurisdiction with respect to any such suits brought by shareholders against the Company or the directors.

The first is an unfair prejudice claim which vests with the shareholders directly and gives shareholders the right to petition the court for relief where the affairs of the Company are or have been, conducted in manner unfairly prejudicial to the interests of the members, either generally or in part, or where an actual or proposed act or omission of the Company is, or would be, so prejudicial.

The second is a derivative claim for claims vesting in the Company but for which shareholders are entitled to bring the claim provided the court has granted its permission. In making its decision on whether to permit a shareholder to bring a derivative claim, the court will consider a number of discretionary factors such as, among others, whether the shareholder is acting in good faith and whether the company has chosen not to pursue the claim.

The third is a person claim if a shareholder’s individual rights as a shareholder have been infringed.

Shareholder suits are less common and more difficult to bring in Bermuda than certain U.S. jurisdictions, including, for example, Delaware.

Under Bermuda law, there are three main types of shareholder suits. The courts of Bermuda will have exclusive jurisdiction with respect to any such suits brought by shareholders against New Cushman & Wakefield or its directors.

The first is an unfair prejudice petition under Section 111 of the Bermuda Companies Act. When the affairs of a company are being conducted in a manner that is oppressive or prejudicial to the interests of some part of the shareholders, one or more shareholders may apply to the Supreme Court of Bermuda, which may make such order as it sees fit, including an order regulating the conduct of the company’s affairs in the future or ordering the purchase of the shares of any shareholders by other shareholders or by the company.

The second is a derivative claim. The Bermuda courts would ordinarily be expected to permit a shareholder to commence an action in the name of a company to remedy a wrong to the company where the act complained of is alleged to be beyond the corporate power of the company or illegal, or would result in the violation of the company’s memorandum of association or bye-laws. Furthermore, consideration would be given by a Bermuda court to acts that are alleged to constitute a fraud against the minority shareholders or, for instance, where an act requires the approval of a greater percentage of the company’s shareholders than that which actually approved the act.

The third is a person claim if a shareholder’s individual rights as a shareholder have been infringed.

Class actions are not available to shareholders under Bermuda law.

Dissenter’s Right of Appraisal
No dissenter’s / appraisal rights are available under English law.

A dissenting shareholder that did not vote in favor of a statutory amalgamation or merger of a Bermuda exempted company limited by shares is entitled to be paid the fair value of his or her shares in an amalgamation or merger as appraised by the Bermuda Supreme Court.

Where the holders of not less than 95 percent of the shares or any class of shares of a company give notice for the compulsory acquisition of the remaining shareholders, shareholders who are subject to such notice may apply to the Bermuda Supreme Court for an appraisal of the value of their shares.

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Provisions Applicable to Cushman & Wakefield Shareholders	Provisions Applicable to New Cushman & Wakefield Shareholders
Shareholder Rights Plans

Under the Articles, Cushman & Wakefield is authorized to establish a shareholder rights plan, which can be on any terms and take such form as the Cushman & Wakefield Board may decide. Subject to applicable English law (including compliance by the Cushman & Wakefield Board with its duties under the Companies Act), the Cushman & Wakefield Board may grant rights: (a) to subscribe for shares of the Company, and/or (b) to acquire depositary interests which would be issued by the relevant depositary (to whom Cushman & Wakefield would issue new shares in connection therewith), in each case in accordance with the terms of such shareholder rights plan.

The Cushman & Wakefield Board may determine not to redeem such rights and to: (a) allot shares of Cushman & Wakefield pursuant to the exercise of such rights, or (b) exchange or cause to be exchanged all or part of such rights (in each case, other than rights held by an Acquiring Person) for Cushman & Wakefield Shares and/or another class or series of shares, in each case in accordance with the terms of such shareholder rights plan.

The purposes for which the Cushman & Wakefield Board is entitled to establish such shareholder rights plan, to grant rights and to allot shares in accordance therewith shall include where, in the opinion of the majority of the Cushman & Wakefield directors, to do so would improve the likelihood that: (a) any process which may result in an acquisition or change of control of Cushman & Wakefield is conducted in an orderly manner, (b) an optimum price for shares (or depositary interests) would be received by or on behalf of all Shareholders, (c) the Cushman & Wakefield Board would have additional time to gather relevant information or pursue appropriate strategies, (d)  the success of Cushman & Wakefield would be promoted for the benefit of its Shareholders as a whole, (e) the long term interests of Cushman & Wakefield, its employees, its members and its business would be safeguarded, and/or (f) Cushman & Wakefield would not suffer serious economic harm.

Under the New Cushman & Wakefield Bye-laws, New Cushman & Wakefield is authorized to establish a shareholder rights plan, which can be on any terms and take such form as the New Cushman & Wakefield Board may decide. Subject to applicable Bermuda law (as described above), the New Cushman & Wakefield Board may grant rights: (a) to subscribe for shares of New Cushman & Wakefield, and/or (b) to acquire depositary interests which would be issued by the relevant depositary (to whom New Cushman & Wakefield would issue new shares in connection therewith), in each case in accordance with the terms of such shareholder rights plan.

Subject to the Bermuda Companies Act, the New Cushman & Wakefield Board may determine not to redeem such rights and allot New Cushman & Wakefield Shares pursuant to the exercise of such rights or to exchange all or a part of such rights, in each case in its absolute discretion in accordance with the terms of any such shareholder rights plan.

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Provisions Applicable to Cushman & Wakefield Shareholders	Provisions Applicable to New Cushman & Wakefield Shareholders
Purchase of Shares
Share Buybacks

Under English law, a company may, in certain circumstances, purchase its own shares either: (a) on-market on a recognized stock exchange, which does not include the NYSE (and so this method cannot currently be utilized by Cushman & Wakefield), or (b) off-market (i.e., other than on a recognized stock exchange).

For Cushman & Wakefield to make off-market purchases of Cushman & Wakefield Shares, its shareholders must provide authorization to the Company to do so by way of an ordinary resolution. Such authorization must specify an expiry date with a maximum period of five years before it is required to be renewed. Cushman & Wakefield’s current share buyback program, with share purchases authorized in an amount not to exceed US$300,000,000, is scheduled to expire in September 2027.

For an off-market purchase, the proposed purchase contract and the identity of the counterparty must be authorized by ordinary resolution of the shareholders before being entered into. The purchase contract must also be made available for inspection by the shareholders at Cushman & Wakefield’s registered office at least 15 days ending with the date of the general meeting where the resolution to approve the purchase contract is being proposed and at the general meeting itself.

Under Bermuda law and the New Cushman & Wakefield Bye-laws, New Cushman & Wakefield may purchase its own shares for cancellation or acquire them as treasury shares on such terms as the New Cushman & Wakefield Board shall think appropriate, without any distinction between on-market and off-market purchases. The New Cushman & Wakefield Board may exercise all the powers of New Cushman & Wakefield to purchase or acquire all or any part of its own shares in accordance with the Bermuda Companies Act.
Directors
Number of Directors
Under the Companies Act, the board must consist of at least two directors. The Articles require not fewer than five directors and not more than 11 directors.

Under the Bermuda Companies Act, the board must consist of at least one director.

Unless otherwise determined by a simple majority of the New Cushman & Wakefield Board, the New Cushman & Wakefield Bye-laws require not fewer than five directors and not more than 11 directors.

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Provisions Applicable to Cushman & Wakefield Shareholders	Provisions Applicable to New Cushman & Wakefield Shareholders
Election and Removal
The shareholders of a company incorporated in England and Wales may remove a director with or without cause by ordinary resolution, irrespective of any provisions in the company’s articles of association, provided that 28 clear days’ notice of the resolution is given to the company. In addition, a person ceases to be a director of a company if he or she is requested in writing by a majority of the other directors to resign.	Pursuant to the New Cushman & Wakefield Bye-laws, a director may be removed from office by Shareholders between Annual General Meetings by an ordinary resolution passed by a simple majority of votes cast at a special general meeting called for such purpose. Notice of the shareholders’ meeting convened to remove the director must be provided to the director not less than 14 days before the meeting. The director is entitled to attend the meeting and be heard on the motion for his or her removal.
Shareholders of companies incorporated in England and Wales are not entitled to elect or remove directors by written resolution.

The shareholders of a company incorporated in Bermuda may not act by written consent to elect or remove a director before the expiration of their term of office unless explicitly permitted by the company’s bye-laws.

Under the New Cushman & Wakefield Bye-laws, anything which may be done by resolution of the Shareholders in a general meeting or by resolution of any class of Shareholders in a separate general meeting may be done by unanimous written consent, signed by all the Shareholders (or the holders of such class of shares) who would be entitled to attend a meeting and vote on such resolution if the resolution were voted on at a general meeting of the Shareholders.

Where the election of a director is contested (i.e., the total number of proposed directors exceeds the total number of directors to be elected at the general meeting), the Articles provide a form of “plurality voting” applicable to such contested election of directors (i.e., the directors with the greatest number of votes are elected in descending order until the number of directors to be elected at such meeting is satisfied) instead of by ordinary resolution as would normally be required for the appointment of directors.	Where the election of a director is contested (i.e., the total number of proposed directors exceeds the total number of directors to be elected at the general meeting), the New Cushman & Wakefield Bye-laws provide a form of “plurality voting” applicable to such contested election of directors (i.e., the directors with the greatest number of votes are elected in descending order until the number of directors to be elected at such meeting is satisfied) instead of by ordinary resolution as would normally be required for the appointment of directors. Following their election, all directors, upon election or appointment (except upon re-election at an Annual General Meeting), must provide written acceptance of their appointment in such form as the New Cushman & Wakefield Board may think fit, by notice in writing to the Registered Office within 30 days of their appointment.
Classified Board
Under the Articles, except as otherwise determined by a majority of directors, the Board is divided into three classes that are, as nearly as possible, of equal size. Each class of directors is elected for a three-year term of office, but the terms are staggered so that the term of only one class of directors expires at each annual general meeting.	The New Cushman & Wakefield Bye-laws provide for the declassification of the New Cushman & Wakefield Board to be phased in gradually over a three-year period, beginning from New Cushman & Wakefield’s first Annual General Meeting following the completion of the Redomiciliation. The declassification process will take place as follows: directors who stand for election at the 2026 Annual General Meeting will be eligible to be elected to serve a one-year term; directors who stand for election at the 2027 Annual General Meeting will be eligible to be elected to serve a one-year term; and directors who stand for election at the 2028 Annual General Meeting (and at each Annual General Meeting thereafter) will be eligible to be elected to serve a one-year term.

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Provisions Applicable to Cushman & Wakefield Shareholders	Provisions Applicable to New Cushman & Wakefield Shareholders
Vacancies
Shareholders may by ordinary resolution, and the Board may, appoint a person who is willing to act as a director, either to fill a vacancy or as an additional director.	The New Cushman & Wakefield Bye-laws provide that any vacancies in the Board shall be filled by a resolution passed by a majority of the Shareholders entitled to vote present virtually, in person or by proxy and entitled to vote thereon at a general meeting or, if a vacancy is not filled by the New Cushman & Wakefield Shareholders at any general meeting, so long as a quorum of New Cushman & Wakefield directors remain in office, the New Cushman & Wakefield Board shall have the power at any time and from time to time to appoint any person to be a director of New Cushman & Wakefield to fill such vacancy.
Duties of Directors

Under the Companies Act, directors are required:

•   to act in accordance with the company’s constitution and exercise powers only for the purposes for which they are conferred;

•   to act in a way he or she considers, in good faith, would be most likely to promote the success of the company for the benefit of its shareholders as a whole;

•   to exercise independent judgment;

•   to exercise reasonable care, skill and diligence;

•   to avoid conflicts of interest;

•   to not accept benefits from third parties; and

•   to declare any interest in proposed transactions with the company.

Under Bermuda common law, directors of a company owe a fiduciary duty to the company to act in good faith in their dealings with or on behalf of the company and to exercise their powers and fulfill the duties of their office honestly. This duty includes the following essential elements:

•   to act in good faith in the best interests of the company;

•

not to make a personal profit from opportunities that arise from the office of director;

•   a duty to avoid conflicts of interest; and

•   a duty to exercise powers for the purpose for which such powers were intended.

The Bermuda Companies Act imposes a duty on directors and officers of a Bermuda company:

•   to act honestly and in good faith with a view to the best interests of the company; and

•

to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

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Provisions Applicable to Cushman & Wakefield Shareholders	Provisions Applicable to New Cushman & Wakefield Shareholders
Conflicts of Interest / Related Party Transactions

Related party transactions are primarily governed under the NYSE Shareholder Approval Rule and our written Related Party Transaction Policies.

Under English law, shareholder approval of related party transactions is generally not required, except as follows.

Certain transactions between Cushman & Wakefield and a director of Cushman & Wakefield (or a person connected with such director, which includes, among others, companies in which the director is interested in at least 20 percent of the share capital or is entitled to control more than 20 percent of the voting power) are prohibited under English law unless approved by the shareholders. These transactions include loans, quasi-loans, credit transactions and substantial property transactions (i.e., transactions involving the acquisition of substantial non-cash assets).

Under English law, provided that a director has declared the nature and extent of his or her interest in a proposed transaction or arrangement with the Company, a director notwithstanding his or her office:

•   may be party to, or otherwise interested in a transaction with the Company or in which it is otherwise (directly or indirectly) interested;

•   may act in a professional capacity for the Company and is entitled to remuneration for professional services as if he or she were not a director; and

•   may be a director or other officer of, or employed by, or a party to a transaction or arrangement with, or otherwise in, any body corporate.

Related party transactions are primarily governed under the NYSE Shareholder Approval Rule and our written Related Party Transaction Policies.

Under Bermuda law, shareholder approval of related party transactions is generally not required, except as follows. Bermuda law requires shareholder approval of a related party transaction (subject to certain limited exceptions) where a company proposes to make a loan or provide a guarantee or other security to any person who is a director of the company or a director of its holding company (and to certain connected persons such as spouses or children of the director or to a company of which the director, their spouse or children own or control directly or indirectly more than 20 percent of the capital or loan debt).

Under Bermuda law, if a director discloses a direct or indirect interest in any contract or arrangement with New Cushman & Wakefield as required by Bermuda law, such director will be entitled to vote in respect of any such contract or arrangement in which he or she is interested.

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Provisions Applicable to Cushman & Wakefield Shareholders	Provisions Applicable to New Cushman & Wakefield Shareholders
Remuneration

English law requires Cushman & Wakefield to hold a binding shareholder vote on its directors’ remuneration policy at least once every three years. Remuneration payments made to directors and former directors of a company incorporated in England and Wales need to be consistent with the terms of the approved remuneration policy or otherwise approved by shareholder resolution.

The directors of a company incorporated in England and Wales must prepare a directors’ remuneration report annually. The directors’ remuneration report must form part of the annual financial statements and must be presented to the shareholders for approval at a general meeting.

English law requires, in the case of officers who are considered directors under English law, that employment agreements with a guaranteed term of more than two years be subject to the prior approval of shareholders.

Cushman & Wakefield currently publishes its directors’ remuneration report and remuneration policy in both its U.K. Annual Report and in its annual proxy statement filed with the SEC.

Cushman & Wakefield is also subject to various compensation reporting requirements under the SEC and the NYSE rules and regulations, including the “say on pay” rules promulgated by the SEC, which require an advisory shareholder vote on executive pay at least every three years.

Under Bermuda Law, directors may receive such compensation for attendance at any meetings of the New Cushman & Wakefield Board (or a meeting of a committee) and any expenses incidental to the performance of their duties as the New Cushman & Wakefield Board or a committee of the New Cushman & Wakefield Board determines, without any requirement for approval of such remuneration by the shareholders.

New Cushman & Wakefield will remain subject to the same various compensation reporting requirements under the SEC and the NYSE rules and regulations, including the “say on pay” rules promulgated by the SEC, which require an advisory shareholder vote on executive pay at least every three years.

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Provisions Applicable to Cushman & Wakefield Shareholders	Provisions Applicable to New Cushman & Wakefield Shareholders
Liability of Directors and Officers

Under English law, a company is permitted to indemnify a director against liability incurred by the director to a person other than the company or an associated company (subject to certain exceptions) and to purchase and maintain insurance for a director against any liability in connection with any negligence, default, breach of duty or breach of trust by him or her in relation to the company but is not otherwise permitted to exempt a director, or indemnify him or her against, liability in connection with any negligence, default, breach of duty or breach of trust by him or her in relation to the company.

Shareholders can ratify by ordinary resolution a director’s or certain officer’s conduct amounting to negligence, default, breach of duty or breach of trust in relation to the company.

Section 98 of the Bermuda Companies Act provides generally that a Bermuda company may exempt its directors, officers and auditors from, and indemnify them against, any liability which by virtue of any rule of law would otherwise be imposed on them in respect of any negligence, default, breach of duty or breach of trust, except in cases where such liability arises from fraud or dishonesty of which such director, officer or auditor may be guilty in relation to the company. The New Cushman & Wakefield Bye-laws contain a provision by virtue of which the New Cushman & Wakefield Shareholders waive any claim or right of action that they may at any time have, both individually and on New Cushman & Wakefield’s behalf, against any director or officer in relation to any action or failure to take action by such director or officer in the performance of his or her duties for New Cushman & Wakefield, except in respect of any fraud or dishonesty of such director or officer, or to recover any gain, personal profit or advantage to which such director or officer is not legally entitled. Consequently, this waiver limits the right of Shareholders to assert claims against New Cushman & Wakefield’s officers and directors unless the act or failure to act involves fraud or dishonesty or a gain, personal profit or advantage to which such director or officer is not legally entitled.

Shareholders can ratify by a resolution in a general meeting a director’s or certain officer’s conduct amounting to negligence, default, breach of duty or breach of trust in relation to the company.

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Provisions Applicable to Cushman & Wakefield Shareholders	Provisions Applicable to New Cushman & Wakefield Shareholders
Indemnification

The Articles include a provision that allows the Company to indemnify, to the extent permitted by law, any person who is or was a director of Cushman & Wakefield against any loss or liability, whether in connection with any negligence, default, breach of duty or breach of trust by him or her or otherwise, in relation to the Company or any associated company.

The Articles also include a provision that allows the Company to advance funds, to the extent permitted by law, to a director or officer of Cushman & Wakefield in defending an investigation by a regulatory authority or any criminal or civil proceedings, in each case in connection with any negligence, default, breach of duty or breach of trust by the director or officer in relation to the Company or any associated company.

The New Cushman & Wakefield Bye-laws provide that New Cushman & Wakefield will indemnify New Cushman & Wakefield’s officers and directors in respect of their actions and omissions in the conduct of New Cushman & Wakefield’s business or in the discharge of their duties, except in respect of any matter prohibited under Bermuda law, and that New Cushman & Wakefield will advance funds to New Cushman & Wakefield’s officers and directors for expenses incurred in their defense in any proceedings, whether civil or criminal, upon receipt of an undertaking by the applicable officer or director to repay the funds if any allegation of fraud or dishonesty is proved. Further, it provides that advances for legal costs must be authorized by the New Cushman & Wakefield Board and specifies the conditions under which such advances will be approved, including a determination that the indemnity is appropriate based on the officer or director meeting the required standard of conduct.

The New Cushman & Wakefield Bye-laws indemnification provisions extend to cover situations where an officer or director, despite any potential defect in their appointment or election, is acting under the reasonable belief that they were properly appointed or elected. Specifically, even if there is a defect in the formal process of appointment or election, indemnification will be provided as if the officer or director were duly appointed or elected, ensuring that they are protected from liabilities incurred in the course of performing their duties. Additionally, it provides that indemnified individuals are not liable for the actions or omissions of other indemnified individuals.

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Information on the Cushman & Wakefield and New Cushman & Wakefield Directors

The Cushman & Wakefield and New Cushman & Wakefield Directors

The current directors and their respective functions are set forth in the table below, as of August 5, 2025.

Name	Age	Position
Michelle M. MacKay	59	Director, Chief Executive Officer
Billie Ida Williamson	72	Lead Independent Director
Susan Daimler	48	Director
Michelle Felman	62	Director
Jodie W. McLean	56	Director
Jennifer J. McPeek	55	Director
Angela Sun	51	Director
Rajesh Vennam	50	Director
Timothy Wennes	57	Director

The New Cushman & Wakefield directors and the executive officers of New Cushman & Wakefield immediately after Effective Date will be the same as the directors and executive officers of Cushman & Wakefield immediately prior to the Effective Date. If the Redomiciliation is completed, the declassification process will take place as follows: directors who stand for election at the 2026 Annual General Meeting (Class II directors) will be eligible to be elected to serve a one-year term; directors who stand for election at the 2027 Annual General Meeting (Class II and Class III directors) will be eligible to be elected to serve a one-year term; and directors who stand for election at the 2028 Annual General Meeting and at each Annual General Meeting thereafter (all directors) will be eligible to be elected to serve a one-year term.

Cushman & Wakefield’s registered office is at 125 Old Broad Street, London, United Kingdom, EC2N 1AR.

Continuing Executive Officer and Director Positions

After the Effective Date, these persons, as the New Cushman & Wakefield directors and the executive officers of New Cushman & Wakefield will receive their remuneration from New Cushman & Wakefield or one of its affiliates, and the total compensation to be paid to each of those individuals will not be varied as a result of the Redomiciliation. In addition, the responsibilities of individual New Cushman & Wakefield directors and the executive officers will remain unchanged in all material respects following implementation of the Redomiciliation. The offer letters between the Company and each of Ms. MacKay and Mr. McDonald will be assigned to, and assumed by, New Cushman & Wakefield.

Exculpation and Indemnification

Subject to the provisions of the Companies Act, the directors of Cushman & Wakefield are currently indemnified against any liability incurred by such person for negligence, default, breach of duty or breach of trust in relation to the affairs of Cushman & Wakefield. The New Cushman & Wakefield Bye-laws contain similar indemnification provisions, although the scope of indemnification provided to the New Cushman & Wakefield directors is limited in accordance with the Bermuda Companies Act. For more information on the limitations on the ability of a Bermuda company to indemnify its directors, see “Part V Additional Information — Comparison of the Rights of Cushman & Wakefield Shareholders and New Cushman & Wakefield Shareholders — Indemnification”.

In addition, in connection with the Redomiciliation, we expect that New Cushman & Wakefield (or one or more of its subsidiaries) will enter into indemnification agreements (or deed poll indemnities) with or as to each of the New Cushman & Wakefield directors and certain officers of New Cushman & Wakefield, providing for the indemnification of, and advancement of expenses to, these persons. We expect that the indemnification and expense advancement provided under these indemnification agreements (or deed poll indemnities) will be similar to that which is currently afforded by Cushman & Wakefield.

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Cushman & Wakefield Equity Incentive Plans

The Cushman & Wakefield Equity Incentive Plans and the award agreements, awards and arrangements outstanding thereunder provide for options, restricted stock units, performance share units or other rights to purchase or receive Cushman & Wakefield Shares (or the right to receive benefits or amounts by reference to those Cushman & Wakefield Shares).

Details of the proposals to be made to participants in the Cushman & Wakefield Equity Incentive Plans as a result of the Scheme will shortly be sent to the participants. The following is a general summary of those proposals.

Exchange and Exercise of Awards

In connection with the Redomiciliation, New Cushman & Wakefield will adopt and assume each of the Cushman & Wakefield Equity Incentive Plans or make other arrangements for any outstanding awards under the Cushman & Wakefield Equity Incentive Plans to be exercisable for or settled in New Cushman & Wakefield Shares. To the extent required, the Cushman & Wakefield Equity Incentive Plans will be amended, effective at the Scheme Record Time, to provide that all outstanding awards relating to Cushman & Wakefield Shares will entitle the holder to purchase or receive, or receive benefits or amounts based on, as applicable, an equivalent number of New Cushman & Wakefield Shares. All such awards will otherwise generally be subject to the same terms and conditions as were applicable to such awards immediately prior to the Scheme Record Time. The rules of the relevant Cushman & Wakefield Equity Incentive Plans and award agreements will continue to apply.

Employee Benefit Plans

At the Effective Date, the obligations of Cushman & Wakefield with respect to each of its employee benefit and/or compensation plans, trusts, agreements, programs or arrangements shall be assumed by New Cushman & Wakefield and shall be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated.

Independent Auditors

The consolidated financial statements of Cushman & Wakefield plc and its subsidiaries as of December 31, 2024 and 2023, and for each of the years in the three (3)-year period ended December 31, 2024, incorporated by reference into this Document, and the effectiveness of internal controls over financial reporting as of December 31, 2024, have been audited by KPMG LLP (U.S.), an independent registered public accounting firm, as stated in its report, which is incorporated by reference herein.

Where You Can Find More Information

Cushman & Wakefield is subject to the informational requirements of the U.S. Exchange Act and in accordance therewith files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that Cushman & Wakefield files with the SEC at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at +1(800) 732-0330 for further information on the public reference rooms. Cushman & Wakefield’s SEC filings also are available to the public from commercial document retrieval services and at the SEC’s website at www.sec.gov. You may also access the SEC filings and obtain other information about Cushman & Wakefield through the website maintained by Cushman & Wakefield, which is https://ir.cushmanwakefield.com/financials/sec-filings/default.aspx. The information contained on the website is not incorporated by reference in this proxy statement.

Cushman & Wakefield has filed this Document as a proxy statement on Schedule 14A with the SEC in connection with the Meetings to approve the Redomiciliation. This Document is not intended to be, and is not, a prospectus for purposes of the U.K. Financial Conduct Authority’s Prospectus Rules and Listing Rules.

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The SEC allows Cushman & Wakefield to “incorporate by reference” into this Document the information that Cushman & Wakefield files with the SEC, which means that Cushman & Wakefield can disclose important information to you by referring you to those documents. Any information incorporated this way is considered to be part of this Document, and any information that we file later with the SEC will automatically update and supersede this information. SEC rules and regulations also allow Cushman & Wakefield to “furnish” rather than “file” certain reports and information with the SEC. Any such reports or information which we have indicated as being “furnished” shall not be deemed to be incorporated by reference in, or otherwise be considered to be a part of, this Document, regardless of when furnished to the SEC. Cushman & Wakefield incorporates by reference the following documents that it has filed with the SEC, and any future filings that it makes with the SEC following the date hereof and prior to the date of the General Meeting under Sections 13(a), 13(c), 14 or 15(d) of the U.S. Exchange Act (other than information furnished rather than filed):

•	Cushman & Wakefield’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 20, 2025;

•	Cushman & Wakefield’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 4, 2025; and

•	Cushman & Wakefield’s current reports on Form 8-K (in each case, other than information and exhibits “furnished” to and not “filed” with the SEC in accordance with SEC rules and regulations) filed with the SEC since February 20, 2025.

You can obtain the documents incorporated by reference herein by accessing the SEC’s website at www.sec.gov. Cushman & Wakefield will also provide you with copies of these documents without charge. These documents are available to any Shareholder, including any beneficial owner, upon request directed to Cushman & Wakefield plc, 225 West Wacker Drive, Suite 3000, Chicago, Illinois 60606 United States, Attention: Investor Relations Department. You may also obtain copies of certain of these documents by accessing Cushman & Wakefield’s website at www.cushmanwakefield.com, under the heading “Investors — SEC Filings”. To ensure timely delivery of these documents, any such request must be made no later than 10 Business Days prior to the date of the Meetings. The exhibits to these documents generally will not be made available unless they are specifically incorporated by reference herein or are otherwise requested by you.

No person has been authorized to give any information or make any representations other than those included or incorporated by reference herein and, if given or made, such information or representations must not be relied upon as having been authorized by Cushman & Wakefield, the directors, New Cushman & Wakefield, the New Cushman & Wakefield directors or any other person involved in the Scheme. Neither the delivery of this Document, the occurrence of the Meetings, the occurrence of the Court Hearing nor the filing of the Court Order (and the related statement of capital) shall, under any circumstances, create any implication that there has been no change in the affairs of Cushman & Wakefield or New Cushman & Wakefield since the date hereof or that the information included or incorporated by reference herein is correct as of any time subsequent to its date.

Publication on Website

A copy of this Document and the information incorporated by reference herein is and will be available, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, on Cushman & Wakefield’s website at www.cushmanwakefield.com.

Other Information

Security Ownership of Directors and Executive Officers

The following table sets forth information with respect to the beneficial ownership by each of our current directors and each of our named executive officers as described below, and by all of the directors and executive officers as a group, of outstanding Cushman & Wakefield Shares.

The security ownership information is given as of August 5, 2025 and, in the case of percentage ownership information, is based upon 231,531,216 Cushman & Wakefield Shares outstanding on that date.

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So far as is known to Cushman & Wakefield, the persons indicated below have sole voting power and sole dispositive power with respect to the Cushman & Wakefield Shares indicated as owned by them, except as otherwise stated in the notes to the table.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Voting Power
Michelle MacKay: Director, Chief Executive Officer	262,041	*
Neil Johnston: EVP, Chief Financial Officer	192,727	*
Andrew McDonald: Global President & COO	315,458	*
Noelle Perkins: EVP, Chief Legal Officer & Secretary	52,835	*
Nathaniel Robinson: EVP, Chief Investment & Strategy Officer	58,306	*
Susan Daimler: Director	0	*
Michelle Felman: Director(1)	27,844	*
Jodie McLean: Director	71,823	*
Jennifer McPeek: Director	18,503	*
Angela Sun: Director	53,298	*
Rajesh Vennam: Director	18,503	*
Timothy Wennes: Director	0	*
Billie Williamson: Lead Independent Director	88,992	*
All Executive Officers and Directors as a group (13 persons)	1,160,330	*
*	Represents beneficial ownership of less than 1%.
(1)	Shares are held indirectly by Ms. Felman in a trust over which she retains investment control.

Security Ownership of Certain Beneficial Owners

The following table sets forth information, to the extent known by Cushman & Wakefield or ascertainable from public filings, concerning the Cushman & Wakefield Shares beneficially owned by each person or entity known by us to own more than five percent of any class of our outstanding Shares.

So far as is known to us, the persons indicated below have sole voting power and sole dispositive power with respect to the Cushman & Wakefield Shares indicated as beneficially owned by them, except as otherwise stated in the notes to the table.

Name and Address of Beneficial Owner	Amount and Nature of Beneficially Ownership	Voting Power
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	37,369,792	16.1%
BlackRock, Inc.(2) 50 Hudson Yards New York, NY 10001	22,070,748	9.5%
Vaughan Nelson Investment Management, L.P.(3) 600 Travis Street, Suite 3800 Houston, Texas 77002	13,312,527	5.7%
Dimensional Fund Advisors LP(4) 6300 Bee Cave Road, Building One Austin, TX 78746	11,586,407	5.0%
(1)	Based solely on information in a Schedule 13G/A filed on November 12, 2024 by The Vanguard Group. As of September 30, 2024, The Vanguard Group reported beneficial ownership of 37,369,792 ordinary shares, shared voting power with respect to 150,172 ordinary shares, sole dispositive power with respect to 36,955,370 ordinary shares and shared dispositive power with respect to 414,422 ordinary shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

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(2)	Based solely on information in a Schedule 13G filed with the SEC on January 24, 2024 by BlackRock, Inc. As of December 31, 2023, BlackRock, Inc. reported beneficial ownership of 22,070,748 ordinary shares, sole voting power with respect to 21,818,525 ordinary shares and sole dispositive power with respect to 22,070,748 ordinary shares. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(3)	Based solely on information in a Schedule 13G/A filed with the SEC on July 22, 2025 by Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). As of June 30, 2025, Vaughan Nelson reported beneficial ownership of 13,312,527 ordinary shares, sole voting power with respect to 11,381,979 ordinary shares, sole dispositive power with respect to 12,156,514 ordinary shares and shared dispositive power with respect to 1,156,013 ordinary shares. The address of Vaughan Nelson is 600 Travis Street, Suite 3800 Houston, Texas 77002.
(4)	Based solely on information in a Schedule 13G filed with the SEC on January 23, 2025 by Dimensional Fund Advisors LP (“Dimensional”). As of December 31, 2024, Dimensional reported beneficial ownership of 11,586,407 ordinary shares, sole voting power with respect to 11,247,248 ordinary shares and sole dispositive power with respect to 11,586,407 ordinary shares. Dimensional furnishes investment advice to four investment companies and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In its role as investment advisor, sub-adviser and/or manager, Dimensional or its subsidiaries (collectively, “Dimensional Group”) may possess voting and/or investment power over the securities of Cushman & Wakefield that are owned by the Funds and may be deemed to be the beneficial owner of the shares of Cushman & Wakefield held by the Funds. However, all securities reported above are owned by the Funds. Dimensional Group disclaims beneficial ownership of such securities. The address of Dimensional is 6300 Bee Cave Road, Building One, Austin, TX 78746.

Resolutions after the Redomiciliation

Assuming the Scheme becomes effective and upon consummation of the Redomiciliation, New Cushman & Wakefield Shareholders will be entitled to present proposals for consideration at forthcoming meetings of Cushman & Wakefield Shareholders, provided that they comply with the proxy rules promulgated by the SEC, the New Cushman & Wakefield Bye-laws and general laws of Bermuda. The deadline for submission of all proposals by Cushman & Wakefield Shareholders to be considered for inclusion in New Cushman & Wakefield’s proxy statement for its first Annual General Meeting following the Redomiciliation will be disclosed in a subsequent filing with the SEC.

Postponements of the Meetings

At any time prior to convening the General Meeting or the Shareholders Meeting, Cushman & Wakefield may postpone the General Meeting or the Shareholders Meeting one or more times without the approval of the Shareholders. If the General Meeting and the Shareholders Meeting were postponed, Cushman & Wakefield could use the additional time to solicit additional proxies, including the solicitation of proxies from Shareholders that have previously authorized a proxy through the internet or by returning the applicable executed paper Proxy Card(s).

Any postponement of the General Meeting or the Shareholders Meeting for the purpose of soliciting additional proxies will allow Shareholders who have already delivered their proxies to revoke them at any time prior to their use at the General Meeting or the Shareholder Meeting.

Householding of Proxy Materials

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a notice card or single copy of our proxy materials to multiple shareholders who share the same address unless we have received contrary instructions from one or more of the Shareholders. This procedure reduces our printing costs, mailing costs and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards, voting instruction forms or notice cards. Upon written or oral request, we will deliver promptly a separate copy of our proxy materials to any Shareholders at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a shareholder is receiving multiple copies, to request that we only send a single copy of our proxy materials, such shareholder may write to Cushman & Wakefield plc, c/o Chief Legal Officer, 225 West Wacker Drive, Suite 3000, Chicago, Illinois 60606 United States. Shareholders who beneficially own Cushman & Wakefield Shares held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

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PART VI

NOTICE OF COURT MEETING

IN THE HIGH COURT OF JUSTICE	CR-2025-004659

BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES

COMPANIES COURT (ChD)

Insolvency and Companies Court Judge [Name]

IN THE MATTER OF CUSHMAN & WAKEFIELD PLC

and

IN THE MATTER OF THE COMPANIES ACT 2006

NOTICE IS HEREBY GIVEN that, by an order dated          , 2025 made in the above matters, the High Court of Justice of England and Wales has given permission for a meeting (the “Court Meeting”) to be convened of the holders (“Cushman & Wakefield Shareholders”) of ordinary shares of US$0.10 each (the “Cushman & Wakefield Shares”) in the capital of Cushman & Wakefield plc, a public limited company incorporated in England and Wales with registered number 11414195 (the “Company” or “Cushman & Wakefield”) for the purpose of considering and, if thought fit, approving:

1.	(with or without modification) a scheme of arrangement (the “Scheme”) proposed to be made pursuant to Part 26 of the Companies Act 2006 (the “Companies Act”) between the Company and the holders of Cushman & Wakefield Shares comprising Scheme Shares (as defined in the Scheme) (the “Scheme Shareholders”) and that such meeting will be held in person at 1290 Avenue of the Americas, 7th Floor, New York, New York 10104 at Eastern Time on , 2025, at which time and place all Scheme Shareholders are requested to attend, in person or by proxy.

A copy of the Scheme and the explanatory statement required to be published pursuant to section 897 of the Companies Act are incorporated in the document of which this notice forms part.

At the Court Meeting, the following resolution will be proposed:

Resolution No. 1: “That the scheme of arrangement dated          , 2025 (the “Scheme”) between the Company and the Scheme Shareholders (as defined in the Scheme), a print of which has been produced to this meeting and, for the purposes of identification, signed by the chair hereof, in its original form or with or subject to any modification, addition or condition approved or imposed by the Court, and consented to by Cushman & Wakefield Ltd., be approved and the directors of the Company be authorized to take all such actions as they consider necessary or appropriate for carrying the Scheme into effect.”

Scheme Shareholders may vote in person at the Court Meeting, or they may appoint another person or persons, whether a member or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Court Meeting.

Voting on the resolution at the Court Meeting will be by a poll, which shall be conducted as the chair of the Court Meeting may determine. On a poll, each Cushman & Wakefield Share is entitled to one vote on each matter properly brought before the Court Meeting.

Scheme Shareholders entitled to attend and vote at the Court Meeting should complete, sign, date and return the Proxy Card enclosed or provided under separate cover (labelled “Court Meeting”) (the “Proxy Card”) by mail, or vote through the internet, in each case, as soon as possible so that their Cushman & Wakefield Shares are represented and voted at the Court Meeting. Instructions for voting through the internet are printed on the Proxy Card.

In order to vote through the internet, Scheme Shareholders should have their Proxy Card available so they can input the required information from the Proxy Card, and log onto the internet website address shown on the Proxy Card. When Scheme Shareholders log onto the internet website address, Scheme Shareholders will receive instructions on how to submit their proxy to vote their Cushman & Wakefield Shares. The internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which will be provided to each Scheme Shareholder separately. Voting through the internet will be voting by proxy.

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Each Scheme Shareholder is entitled to appoint one or more proxies to exercise all or any of its rights to attend, speak and vote on its behalf at the Court Meeting, provided that each such proxy is appointed to exercise the rights attached to a different share or shares held by that Scheme Shareholder.

If you require additional Proxy Cards, please contact the Proxy Solicitor by calling +1(877) 750-9497 (within the U.S. and Canada) or +1(412) 232-3651. Brokers and banks may call +1(212) 750-5833. To be valid, the submission of a proxy via the internet must be received by 7:00 p.m. Eastern Time on                , 2025 (or if the Court Meeting is adjourned, by 7:00 p.m. Eastern Time on the day before the date fixed for the adjourned Court Meeting).

Scheme Shareholders who wish to appoint a proxy by using the Proxy Card may do so by completing and signing the Proxy Card and returning it (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) in accordance with the instructions printed on it, so as to be received by 7:00 p.m. Eastern Time on                , 2025 (or if the Court Meeting is adjourned, by 7:00 p.m. Eastern Time on the day before the date fixed for the adjourned Court Meeting). However, if not so lodged, a Proxy Card (labelled “Court Meeting”) may be handed to the chair of the Court Meeting before the start of the Court Meeting.

Completion and return of a Proxy Card by mail or via the internet will not prevent a Scheme Shareholder from attending, speaking and voting in person at the Court Meeting, or any adjournment thereof, if such Scheme Shareholder wishes and is entitled to do so.

The register of members of the Company as at 5:00 p.m. Eastern Time on                  , 2025 has been fixed as the record date for determining those Shareholders who are entitled to receive notice of the Court Meeting or any adjournment thereof. 5:00 p.m. Eastern Time on                  , 2025 will also serve as the record date for determining those holders of Cushman & Wakefield Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of DTC who are entitled to instruct such bank, broker or other nominee on how to vote those Cushman & Wakefield Shares at the Court Meeting.

Entitlement to attend, speak and vote at the Court Meeting or any adjournment thereof, and the number of votes which may be cast at the Court Meeting, will be determined by reference to the register of members of the Company as at 5:00 p.m. Eastern Time on                , 2025 or, if the Court Meeting is adjourned by 48 hours or more, 5:00 p.m. Eastern Time on the date which is 10 days before the date fixed for the adjourned meeting, or, if Cushman & Wakefield gives notice of the adjourned Court Meeting, and an entitlement time is specified in that notice, the time specified in that notice. In the case of joint holders of Cushman & Wakefield Shares comprising Scheme Shares, the vote of the senior holder who tenders a vote, in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.

For DTC participants holding Cushman & Wakefield Shares, Cede & Co., the nominee for DTC, is considered the Shareholder of record. DTC participants who have been appointed as proxies by Cede & Co. may appoint substitute proxies by signing, dating and returning the applicable Proxy Card(s) enclosed or provided under separate cover or in such other form (including electronically) as the Company may permit.

References to the proxy committee of the Company in any proxy given by or on behalf of a DTC participant shall be deemed to mean Michelle MacKay or failing her Noelle Perkins or failing her Steven Belew.

A Scheme Shareholder which is a corporation may authorize a person or persons to act as its representative(s) at the Court Meeting. Each such representative may exercise (on behalf of the corporation) the same powers as the corporation could exercise if it were an individual member of the Company, provided that they do not do so in relation to the same Cushman & Wakefield Shares.

By the said order, the Court has appointed Michelle MacKay, or failing her, any other director or the secretary of the Company to act as chair of the Court Meeting, and has directed the chair to report the result thereof to the Court. The Scheme will be subject to the subsequent sanction of the Court.

Dated:                                  , 2025

Cleary Gottlieb Steen & Hamilton LLP
2 London Wall Place,
London,
EC2Y 5AU

Solicitors for the Company

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Notes:

Special arrangements for the Court Meeting

Your vote is important, regardless of the number of Cushman & Wakefield Shares you own. To make sure your Cushman & Wakefield Shares are represented at the Court Meeting, please submit your proxy or your instructions to your bank, broker or other nominee as soon as possible, whether or not you plan to attend the Court Meeting in person. You may submit your proxy either through the internet or by signing, dating and returning (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) the Proxy Card enclosed or provided under separate cover in the envelope provided. If you have any questions or need assistance voting your Cushman & Wakefield Shares, please contact the Proxy Solicitor by calling +1(877) 750-9497 (within the U.S. and Canada) or +1(412) 232-3651. Brokers and banks may call +1(212) 750-5833.

As of          , 2025, the last practicable date prior to the publication of this notice, there were                             Cushman & Wakefield Shares outstanding and entitled to vote.

A copy of this notice can be found at www.cushmanwakefield.com.

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PART VII

NOTICE OF GENERAL MEETING OF CUSHMAN & WAKEFIELD PLC

(Registered in England and Wales No. 11414195)

NOTICE IS HEREBY GIVEN THAT a general meeting of Cushman & Wakefield plc (the “Company” or “Cushman & Wakefield”) will be held in person at 1290 Avenue of the Americas, 7th Floor, New York, New York 10104 at          Eastern Time on          , 2025, (or as soon thereafter as the Court Meeting (as defined in the Definitions section of the document of which this notice forms part (the “Document”)) shall have been concluded or adjourned) for the purpose of considering and, if thought fit, approving the following resolutions as ordinary and special resolutions of the Company (as the case may be, as indicated below) (the “General Meeting”).

SPECIAL RESOLUTIONS

1.	THAT the scheme of arrangement, substantially in the form of “Part III The Scheme of Arrangement” of the accompanying Document, in its original form or with or subject to any modification, addition or condition approved or imposed by the High Court of Justice of England and Wales (the “Court”) proposed to be made pursuant to Part 26 of the Companies Act 2006 (the “Companies Act”) between the Company and the Scheme Shareholders (as defined therein) (the “Scheme”) be approved and the directors of the Company be, and they are hereby authorized, to take all such actions as they may consider necessary or appropriate for carrying the Scheme into effect;

2.	THAT the share capital of the Company be reduced by cancelling and extinguishing all of the Scheme Shares (the “Cushman & Wakefield Reduction of Capital”);

3.	THAT for the purpose of giving effect to the Scheme, with effect from the passing of this Resolution No. 3, the Articles be hereby amended by the adoption and inclusion of the following new definition and new articles 5.14 and 134:

new definition:

““B Ordinary Shares” has the meaning given to it in Article 5.14;”

as article 5.14:

“The Company may issue B ordinary shares, which shall be denominated in US dollars and shall have a nominal value of US$0.10 each (the “B Ordinary Shares”). B Ordinary Shares shall be issued with voting rights attached to them and each B Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company that have voting rights for voting purposes. Each B Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company for any dividend declared. Each B Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company for any distribution made on a winding up of the Company.”

as article 134:

“Scheme of Arrangement

(a)	In this article, references to the “Scheme” are to the scheme of arrangement under Part 26 of the Companies Act 2006 between the Company and the Scheme Shareholders (as defined in the Scheme dated , 2025 (as amended or supplemented)) and as approved by the holders of the Scheme Shares at the meetings convened by the Court (as defined in the Scheme) and as may be modified or amended in accordance with its terms, and expressions defined in the Scheme shall have the same meanings in this article.

(b)	Notwithstanding either any other provision of these Articles or the terms of any resolution whether ordinary or special passed by the Company in general meeting, if the Company issues any Cushman & Wakefield Shares (other than to New Cushman & Wakefield or its nominee(s)) on or before the Scheme Record Time (as defined in the Scheme), such Cushman & Wakefield Shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes thereof) and the original or any subsequent holder or holders of such Cushman & Wakefield Shares shall be bound by the Scheme accordingly.

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(c)	Notwithstanding any other provision of these Articles, if any Cushman & Wakefield Shares are issued to any person (other than New Cushman & Wakefield or its nominee(s)) (“New Member”) after the Scheme Record Time (“Disposal Shares”), such New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will, provided the Scheme shall have become effective, be obliged to transfer immediately the Disposal Shares to New Cushman & Wakefield (or to such other person as New Cushman & Wakefield may otherwise direct) who shall be obliged to acquire all of the Disposal Shares in consideration of and conditional on the issue by or on behalf of New Cushman & Wakefield to the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) of the equivalent share in the capital of New Cushman & Wakefield for each Disposal Share to which the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) would have been entitled had each Disposal Share been a Scheme Share.

(d)	On any reorganization of, or material alteration to, the share capital of the Company (including, without limitation, any subdivision and/or consolidation) effected after the close of business on the Effective Date (as defined in the Scheme), the number of shares in the capital of New Cushman & Wakefield to be issued pursuant to (c) above shall be adjusted by the Company in such manner as the Board may determine to be appropriate to reflect such reorganization or alteration. References in this article to Cushman & Wakefield Shares shall, following such adjustment, be construed accordingly.

(e)	To give effect to any transfer required by this article, the Company may appoint any person as attorney for the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favor of New Cushman & Wakefield (or such other person as New Cushman & Wakefield otherwise directs) and do all such other things and execute and deliver all such documents as may in the opinion of the attorney be necessary or desirable to vest the Disposal Shares in New Cushman & Wakefield (or such other person as New Cushman & Wakefield otherwise directs) and pending such vesting to exercise all such rights attaching to the Disposal Shares as New Cushman & Wakefield may direct. If an attorney is so appointed, the New Member or any subsequent holder or any nominee of such New Member or any such subsequent holder shall not thereafter (except to the extent that the attorney fails to act in accordance with the directions of New Cushman & Wakefield) be entitled to exercise any rights attaching to the Disposal Shares unless so agreed by New Cushman & Wakefield. The Company may give good receipt for the purchase price of the Disposal Shares and may register New Cushman & Wakefield (or such other person as New Cushman & Wakefield otherwise directs) as holder of the Disposal Shares and issue to it certificates for the same. The Company shall not be obliged to issue a certificate to the New Member or any subsequent holder or any nominee of such New Member or any such subsequent holder for any Disposal Shares.

(f)	In connection with the Scheme, if, in respect of any Scheme Shareholder who the Company or New Cushman & Wakefield reasonably believes is (or is holding some or all of its Scheme Shares on behalf of, or for the benefit of, a person(s) who is) a citizen, resident or national of any jurisdiction outside the United Kingdom, the United States or Bermuda, the Company or New Cushman & Wakefield is advised that the allotment and issue of New Cushman & Wakefield Shares pursuant to the Scheme would, or might, infringe the laws of any jurisdiction outside the United Kingdom, the United States or Bermuda or would, or might, require the Company or New Cushman & Wakefield to observe any governmental or other consent or effect any registration, filing or other formality with which, in the opinion of the Company or New Cushman & Wakefield, it would be unable to comply or compliance with which it regards as unduly onerous, then (i) the Company may (unless such Scheme Shareholder satisfies the Company that no such violation or requirement would apply), in its sole discretion, appoint any person to execute as transferor an instrument of transfer transferring, prior to the Scheme Record Time, some or all of the Scheme Shares held by such Scheme Shareholder to a nominee to hold such Scheme Shares in trust for that Scheme Shareholder, on terms that the nominee shall sell the New Cushman & Wakefield Shares that it receives pursuant to the Scheme in respect of such Scheme Shares as soon as practicable following the Effective Date or (ii) New Cushman & Wakefield may, in its sole discretion, determine that some or all of the New Cushman & Wakefield Shares that would otherwise be allotted and issued to such Scheme Shareholder pursuant to the Scheme shall instead be allotted and issued to a nominee appointed by New Cushman & Wakefield as trustee for such Scheme Shareholder, on terms that they shall, as soon as practicable following the Effective Date, be sold on behalf of such Scheme Shareholder at the best price which can reasonably be obtained and the net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including any taxes or duties payable) shall be

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paid to such Scheme Shareholder in accordance with the provisions of Clause 4 of the Scheme. In the absence of bad faith or wilful default, none of the Company, New Cushman & Wakefield, the nominee and any broker or agent of any of them shall have any liability for any loss or damage arising as a result of the timing or terms of any such sale.

(g)	Notwithstanding any other provision of these Articles, both the Company and the directors may refuse to register the transfer of any Scheme Shares effected between the Scheme Record Time and the Effective Date.”;

4.	THAT, subject to and upon the Cushman & Wakefield Reduction of Capital above taking effect and notwithstanding anything to the contrary in the Articles:

(a)	the board of directors of the Company be and are hereby generally and unconditionally authorized, including for the purposes of section 551 of the Companies Act, to allot and issue one B Ordinary Share to New Cushman & Wakefield in accordance with Clause 3 of the Scheme;

(b)	the reserve arising in the books of account of the Company as a result of the Cushman & Wakefield Reduction of Capital in Resolution No. 2 above be applied by the Company in paying up in full at par such number of new B Ordinary Shares of ten cents (US$0.10) each in the capital of the Company (together with the B Ordinary Share to be allotted and issued to New Cushman & Wakefield in accordance with Clause 3 of the Scheme, the “New Shares”) as shall be equal to the number of Scheme Shares cancelled pursuant to Resolution No. 2 above, which shall be allotted and issued, credited as fully paid, to New Cushman & Wakefield and/or its nominee(s) in accordance with the terms of the Scheme; and

(c)	conditional on the Scheme becoming effective in accordance with its terms, in addition to all existing authorities, for the purposes of section 551 of the Companies Act (and so that expressions used in this Resolution shall bear the same meaning as in the said section 551), the board of directors of the Company be generally and unconditionally authorized to exercise all the powers of the Company to allot the New Shares, provided that, (i) the maximum aggregate nominal amount of relevant securities that may be allotted under this authority shall be the aggregate nominal amount of the said New Shares referred to in paragraph (b) above, (ii) this authority shall expire (unless previously revoked, varied or renewed) on the fifth anniversary of this Resolution, and (iii) this authority shall be in addition and without prejudice to any other authority under section 551 of the Companies Act previously granted and in force on the date on which this Resolution is passed.

ORDINARY RESOLUTION

1.	THAT the adjournment of the General Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the other Resolutions, be and is hereby approved.

By order of the Board

Noelle J. Perkins

Executive Vice President, Chief Legal Officer & Secretary

Dated:                                  , 2025

Registered Office: 125 Old Broad Street, London, United Kingdom, EC2N 1AR

Registered in England & Wales No. 11414195

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Notes:

Holders of ordinary shares of US$0.10 each in the capital of the Company (together, the “Cushman & Wakefield Shares”, and such holders the “Cushman & Wakefield Shareholders”) are entitled to appoint a proxy to vote at the General Meeting in respect of some or all of their Cushman & Wakefield Shares.

Cushman & Wakefield Shareholders may vote at the General Meeting, or they may appoint another person or persons, whether a member of the Company or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the General Meeting.

Voting on the Resolutions proposed at the General Meeting will be by a poll, which shall be conducted as the chair of the General Meeting may determine. On a poll, each Cushman & Wakefield Share is entitled to one vote on each matter properly brought before the General Meeting.

Cushman & Wakefield Shareholders entitled to attend and vote at the General Meeting in person should complete, sign, date and return the Proxy Card enclosed or provided under separate cover (the “Proxy Card”) by mail, or vote through the internet, in each case, as soon as possible so that their Cushman & Wakefield Shares are represented and voted at the General Meeting. Instructions for voting through the internet are printed on the Proxy Card.

In order to vote through the internet, Cushman & Wakefield Shareholders should have their Proxy Card available so they can input the required information from the Proxy Card, and log onto the internet website address shown on the Proxy Card. When Cushman & Wakefield Shareholders log onto the internet website address, Cushman & Wakefield Shareholders will receive instructions on how to submit their proxy to vote their Cushman & Wakefield Shares. The internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which will be provided to each Cushman & Wakefield Shareholder separately. Voting through the internet will be voting by proxy.

Each Cushman & Wakefield Shareholder is entitled to appoint one or more proxies to exercise all or any of its rights to attend, speak and vote on its behalf at the General Meeting, provided that each such proxy is appointed to exercise the rights attached to a different share or shares held by that Cushman & Wakefield Shareholder. If you require additional Proxy Cards, please contact the Proxy Solicitor by calling +1(877) 750-9497 (within the U.S. and Canada) or +1(412) 232-3651. Brokers and banks may call +1(212) 750-5833.

Cushman & Wakefield Shareholders who wish to appoint a proxy by using the Proxy Card may do so by completing and signing the Proxy Card and returning it (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) in accordance with the instructions printed on it, so as to be received by 7:00 p.m. Eastern Time on                , 2025 (or if the General Meeting is adjourned or postponed, by 7:00 p.m. Eastern Time on the day before the date fixed for any adjourned or postponed meeting).

Completion and return of a Proxy Card by mail or via the internet will not prevent a Cushman & Wakefield Shareholder from attending, speaking and voting in person at the General Meeting, or any adjournment or postponement thereof, if such Cushman & Wakefield Shareholder wishes and is entitled to do so.

The register of members of the Company as at 5:00 p.m. Eastern Time on                , 2025 has been fixed as the record date for determining those Shareholders who are entitled to receive notice of the General Meeting or any adjournment or postponement thereof. 5:00 p.m. Eastern Time on                , 2025 will also serve as the record date for determining those holders of Cushman & Wakefield Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of DTC who are entitled to instruct such bank, broker or other nominee on how to vote those Cushman & Wakefield Shares at the General Meeting.

Entitlement to attend, speak and vote at the General Meeting or any adjournment or postponement thereof, and the number of votes which may be cast at the General Meeting, will be determined by reference to the register of members of the Company as at 5:00 p.m. Eastern Time on                , 2025, or, if the General Meeting is adjourned or postponed by 48 hours or more, 5:00 pm Eastern Time on the date which is 10 days before the date fixed for the adjourned or postponed meeting, or, if Cushman & Wakefield gives notice of the adjourned or postponed General Meeting, and an entitlement time is specified in that notice, the time specified in that notice.

For DTC participants holding Cushman & Wakefield Shares, Cede & Co., the nominee for DTC, is considered the Shareholder of record. DTC participants who have been appointed as proxies by Cede & Co. may appoint substitute proxies by signing, dating and returning the applicable Proxy Card(s) enclosed or provided under separate cover or in such other form (including electronically) as the Company may permit.

References to the proxy committee of the Company in any proxy given by or on behalf of a DTC participant shall be deemed to mean Michelle MacKay or failing her Noelle Perkins or failing her Steven Belew.

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In the case of joint holders of Cushman & Wakefield Shares, the vote of the senior holder who tenders a vote, in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.

A Cushman & Wakefield Shareholder which is a corporation may authorize a person or persons to act as its representative(s) at the General Meeting. Each such representative may exercise (on behalf of the corporation) the same powers as the corporation could exercise if it were an individual member of the Company, provided that they do not do so in relation to the same Cushman & Wakefield Shares.

The Board has appointed Michelle MacKay, or failing her, any other director of the Company to act as chair of the General Meeting.

Your vote is important, regardless of the number of Cushman & Wakefield Shares you own. To make sure your Cushman & Wakefield Shares are represented at the General Meeting, please submit your proxy or your instructions to your bank, broker or other nominee as soon as possible, whether or not you plan to attend the General Meeting in person. You may submit your proxy either through the internet or by signing, dating and returning (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) the Proxy Card enclosed or provided under separate cover in the envelope provided. If you have any questions or need assistance voting your Cushman & Wakefield Shares, please contact the Proxy Solicitor by calling +1(877) 750-9497 (within the U.S. and Canada) or +1(412) 232-3651. Brokers and banks may call +1(212) 750-5833.

As of         , 2025, being the last practicable date prior to the publication of this notice, there were          Cushman & Wakefield Shares carrying one vote each. Therefore, the total voting rights in the Company as at          , 2025 were          votes.

A copy of this notice can be found at www.cushmanwakefield.com.

Copies of the Articles and the articles of association as proposed to be amended by Resolution No. 3 of this notice are available for inspection at 125 Old Broad Street, London, United Kingdom, EC2N 1AR, United Kingdom from the date of this notice until the date of the General Meeting.

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PART VIII

NOTICE OF SHAREHOLDERS MEETING CUSHMAN & WAKEFIELD PLC

(Registered in England and Wales No. 11414195)

NOTICE IS HEREBY GIVEN THAT a meeting of the shareholders of Cushman & Wakefield plc (the “Company” or “Cushman & Wakefield”) will be held in person at 1290 Avenue of the Americas, 7th Floor, New York, New York 10104 at         Eastern Time on         , 2025, (or as soon thereafter as the General Meeting (as defined in the Definitions section of the document of which this notice forms part (the “Document”)) shall have been concluded or adjourned or postponed to consider and, if thought fit, approve the following resolutions (collectively, the “Advisory Resolutions”) by way of a vote of the Cushman & Wakefield Shares of US$0.10 each (the “Shareholders Meeting”).

The Advisory Resolutions will be considered approved by the affirmative vote of a majority of the votes cast by Cushman & Wakefield Shareholders, in person or by proxy.

The Advisory Resolutions are non-binding and, therefore, approval of each Advisory Resolution is not a condition to the implementation of the scheme of arrangement proposed to be made under Part 26 of the U.K. Companies Act 2006 between the Company and the Scheme Shareholders, with or subject to any modification, addition or condition approved or imposed by the High Court of Justice of England and Wales (the “Scheme”). Accordingly, a vote against any of the Advisory Resolutions will not count as a vote against the Scheme. Similarly, if any of the Advisory Resolutions are not approved by the requisite majorities, the board of directors of Cushman & Wakefield (the “Board”) expects to adopt the proposed New Cushman & Wakefield Bye-laws (as defined in the Document) in substantially the form attached to the Document as the Annex. However, the Board reserves the right to exercise its discretion not to adopt the terms referred to in Advisory Resolution No. 3 (Bye-law Provision: Authorization of Preference Shares) if the non-binding, advisory vote in respect of such Advisory Resolution evidences substantial shareholder opposition.

The Adjournment Resolution will be considered approved by a majority of the votes cast by the Cushman & Wakefield Shareholders, in person or by proxy.

ADVISORY RESOLUTIONS

1.	THAT, on a non-binding, advisory basis, the following provisions to be included in the New Cushman & Wakefield Bye-laws are hereby approved:

“58. At the date of these Bye-Laws, the company has ten (10) Directors, and until the election of Directors at the annual general meeting in 2028, Directors of the Company shall be divided into three classes of Directors, designated as “Class I”, “Class II” and “Class III”, respectively. At the time these Bye-laws go into effect, each of the Directors shall be assigned to the same class they were in immediately prior to such effective time. The Board is also authorized to assign any persons who take office as Directors after the date hereof but prior to the annual general meeting in 2028 to any such class; provided, however, that the classes are as close to equal size as possible. The term of appointment for: (1) the Class I Directors expires at the close of the Company’s annual general meeting in 2028, (2) the Class II Directors expires at the close of the Company’s annual general meeting in 2026, and (3) the Class III Directors expires at the close of the Company’s annual general meeting in 2027. Following the annual general meeting in 2028, the Director classes will no longer be relevant and shall cease to exist.

59. Each Director of the Company shall be elected annually and hold office until the next annual general meeting and until his or her successor shall be elected and qualified, or his or her death, resignation, retirement, disqualification, or removal from office, provided that (1) at the annual general meeting in 2026, the Class II Directors and any other Director nominees will stand for election and, if elected, will serve terms that expire at the close of the Company’s annual general meeting in 2027; (2) at the annual general meeting in 2027, the Class II Directors, the Class III Directors, and any other Director nominees will stand for election and, if elected, will serve terms that expire at the close of the Company’s annual general meeting in 2028; and (3) commencing with the annual general meeting in 2028 and for subsequent annual general meetings, all Directors and Director nominees will stand for election and, if elected, will serve terms that expires at the close of the Company’s next annual general meeting.”

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2.	THAT, on a non-binding, advisory basis, the following provisions to be included in the New Cushman & Wakefield Bye-laws are hereby approved:

“149. Any amalgamation, merger or consolidation of the Company to be effected in any manner provided for in the Companies Acts with any other company or companies, wherever incorporated, shall require the approval of the Members, by a resolution of the holders of a majority of the issued Shares of the Company entitled to vote in person or by proxy at a general meeting of the Company, and the quorum for such meeting shall be that required in Bye-Law 7.”

3.	THAT, on a non-binding, advisory basis, the following provisions to be included in the New Cushman & Wakefield Bye-laws are hereby approved:

“94. The Board may (subject to the provisions of these Bye-Laws, the Memorandum of Association and the Companies Acts and without prejudice to any rights attached to any existing Shares), without the need for Member approval, issue, offer, allot, grant options over, grant rights to subscribe for, or otherwise dispose of the unissued Shares up to the limit of the authorised Shares (whether forming part of the original capital or any increased capital) which Shares may be:

[…]

(b)	preference shares (and the Board is hereby authorized to fix and determine the terms of any such preference Shares as it sees fit, including without limitation any deferred, preferred, or other special rights or restrictions regarding dividends, voting, return of capital, or otherwise).”

ADJOURNMENT RESOLUTION

1.	THAT the adjournment of the Shareholders Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Advisory Resolutions, be and is hereby approved.

By order of the Board

Noelle J. Perkins

Executive Vice President, Chief Legal Officer & Secretary

Dated:          , 2025

Registered Office: 125 Old Broad Street, London, United Kingdom, EC2N 1AR

Registered in England & Wales No. 11414195

Notes:

Cushman & Wakefield shareholders of US$0.10 each in the capital of the Company (together, the “Cushman & Wakefield Shares”, and such holders the “Cushman & Wakefield Shareholders”) are entitled to appoint a proxy to vote at the Shareholders Meeting in respect of some or all of their Cushman & Wakefield Shares.

Cushman & Wakefield Shareholders may vote in person at the Shareholders Meeting, or they may appoint another person or persons, whether a member of the Company or not, as their proxy or proxies, to exercise all of any of their rights to attend, speak and vote at the Shareholders Meeting.

At the Shareholders Meeting, voting on the Advisory Resolutions will be held by way of a poll of Cushman & Wakefield Shares voting separately and voting on the Adjournment Resolution will be held by way of a poll with all Cushman & Wakefield Shares. Each Cushman & Wakefield Shareholder is entitled to one vote on each matter properly brought before the Shareholders Meeting.

Cushman & Wakefield Shareholders entitled to attend and vote at the Shareholders Meeting in person should complete, sign, date and return the Proxy Card (the “Proxy Card”) enclosed or provided under separate cover by mail, or vote through the internet, in each case, as soon as possible so that their Cushman & Wakefield Shares are represented and voted at the Shareholders Meeting. Instructions for voting through the internet are printed on the Proxy Card.

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In order to vote through the internet, Cushman & Wakefield Shareholders should have their Proxy Card available so they can input the required information from the Proxy Card, and log onto the internet website address shown on the Proxy Card. When Cushman & Wakefield Shareholders log onto the internet website address, Cushman & Wakefield Shareholders will receive instructions on how to submit their proxy to vote their Cushman & Wakefield Shares. The internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which will be provided to each Cushman & Wakefield Shareholder separately. Voting through the internet will be voting by proxy.

Each Cushman & Wakefield Shareholder is entitled to appoint one or more proxies to exercise all or any of its rights to attend, speak and vote on its behalf at the Shareholders Meeting, provided that each such proxy is appointed to exercise the rights attached to a different Cushman & Wakefield Share. If you require additional Proxy Cards, please contact the Proxy Solicitor by calling +1(877) 750-9497 (within the U.S. and Canada) or +1(412) 232-3651. Brokers and banks may call +1(212) 750-5833.

To be valid, the submission of a proxy via the internet must be received by 7:00 p.m. Eastern Time on                  , 2025 (or if the Shareholders Meeting is adjourned or postponed, by 7:00 p.m. Eastern Time on the day before the date fixed for such adjourned or postponed Shareholders Meeting).

Cushman & Wakefield Shareholders who wish to appoint a proxy by using the Proxy Card may do so by completing and signing the Proxy Card and returning it (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) in accordance with the instructions printed on it, so as to be received by 7:00 p.m. Eastern Time on                , 2025 (or if the Shareholders Meeting is adjourned or postponed, by 7:00 p.m. Eastern Time on the day before the date fixed for any adjourned or postponed meeting).

Completion and return of a Proxy Card by mail or via the internet will not prevent a Cushman & Wakefield Shareholder from attending, speaking and voting in person at the Shareholders Meeting, or any adjournment or postponement thereof, if such Cushman & Wakefield Shareholder wishes and is entitled to do so.

The register of members of the Company as at 5:00 p.m. Eastern Time on                , 2025 has been fixed as the record date for determining those shareholders who are entitled to receive notice of the Shareholders Meeting or any adjournment or postponement thereof. 5:00 p.m. Eastern Time on                , 2025 will also serve as the record date for determining those holders of Cushman & Wakefield Shares held in “street name” beneficially through a bank, broker or other nominee within the facilities of DTC who are entitled to instruct such bank, broker or other nominee on how to vote those Cushman & Wakefield Shares at the Shareholders Meeting.

Entitlement to attend, speak and vote at the Shareholders Meeting or any adjournment or postponement thereof, and the number of votes which may be cast at the Shareholders Meeting, will be determined by reference to the register of members of the Company as at 5:00 p.m. Eastern Time on                , 2025 or, if the Shareholders Meeting is adjourned or postponed by 48 hours or more, 5:00 p.m. Eastern Time on the date which is 10 days before the date fixed for the adjourned or postponed meeting, or, if Cushman & Wakefield gives notice of the adjourned or postponed Shareholders Meeting, and an entitlement time is specified in that notice, the time specified in that notice.

For DTC participants holding Cushman & Wakefield Shares, Cede & Co., the nominee for DTC, is considered the Shareholder of record. DTC participants who have been appointed as proxies by Cede & Co. may appoint substitute proxies by signing, dating and returning the applicable Proxy Card(s) enclosed or provided under separate cover or in such other form (including electronically) as the Company may permit.

References to the proxy committee of the Company in any proxy given by or on behalf of a DTC participant shall be deemed to mean Michelle MacKay or failing her Noelle Perkins or failing her Steven Belew.

In the case of joint holders of Cushman & Wakefield Shares, the vote of the senior holder who tenders a vote, in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.

A Cushman & Wakefield Shareholder which is a corporation may authorize a person or persons to act as its representative(s) at the Shareholders Meeting. Each such representative may exercise (on behalf of the corporation) the same powers as the corporation could exercise if it were an individual member of the Company, provided that they do not do so in relation to the same Cushman & Wakefield Shares.

The Board has appointed Michelle MacKay, or failing her, any other director or the secretary of the Company to act as chair of the Shareholders Meeting.

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Your vote is important, regardless of the number of Cushman & Wakefield Shares you own. To make sure your Cushman & Wakefield Shares are represented at the Shareholders Meeting, please submit your proxy or your instructions to your bank, broker or other nominee as soon as possible, whether or not you plan to attend the Shareholders Meeting in person. You may submit your proxy either through the internet or by signing, dating and returning (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) the Proxy Card enclosed or provided under separate cover in the envelope provided. If you have any questions or need assistance voting your Cushman & Wakefield Shares, please contact the Proxy Solicitor by calling +1(877) 750-9497 (within the U.S. and Canada) or +1(412) 232-3651. Brokers and banks may call +1(212) 750-5833.

A copy of this notice can be found at www.cushmanwakefield.com.

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ANNEX A	NEW CUSHMAN & WAKEFIELD BYE-LAWS

BYE-LAWS

OF

CUSHMAN & WAKEFIELD LTD.

(Adopted by a Resolution dated                  )

The undersigned HEREBY CERTIFIES that the attached Bye-Laws are a true copy of the Bye-Laws of Cushman & Wakefield Ltd., (Company) adopted by the Shareholders of the Company on .

Secretary

Bermuda Office
Canon’s Court
22 Victoria Street
Hamilton HM 12
Bermuda
467545.0001

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BYE-LAWS

OF

CUSHMAN & WAKEFIELD LTD.

(Adopted by a Resolution dated                  )

Interpretation

1.	In these Bye-Laws, the following terms shall have the following meanings unless the context otherwise requires:

Appointed Number: has the meaning given to that term in Bye-Law 31;

Appointed Proxy: has the meaning given to that term in Bye-Law 31;

Auditor: the auditors for the time being of the Company;

Board: the Directors of the Company appointed or elected pursuant to these Bye-Laws and acting by resolution as provided for in the Companies Acts and in these Bye-Laws or the Directors present at a meeting of Directors at which there is a quorum;

Board Number: has the meaning given to that term in Bye-Law 60;

Common Share(s): means a common Share of par value of US$0.10 per Share;

Companies Act: the Companies Act 1981 of Bermuda, as may be amended or replaced from time to time;

Companies Acts: the Companies Act and all other corporate and tax statutes in effect from time to time in Bermuda that govern Bermuda companies;

Company: the above named company;

Depositary: any depositary, clearing agency, custodian, nominee or similar entity appointed under arrangements entered into by the Company or otherwise approved by the Board that holds or is interested directly or indirectly, including through a nominee, in, shares or rights or interests in respect thereof, and which issues certificates, instruments, securities or other documents of title, or maintains accounts, evidencing or recording the entitlement of the holders thereof, or account holders, to or to receive such shares, rights or interests (which, for the avoidance of doubt, includes The Depositary Trust Company (DTC));

Depositary Interest: any certificate, instrument, security, depositary receipt or other document of title issued or created, or interest recorded in an account maintained, by a Depositary to evidence or record the entitlement of the holder, or account holder, or to receive shares or rights or interests in respect thereof;

Depositary Interest Holder: the holder of a Depositary Interest;

Depositary Shares: has the meaning given to that term in Bye-Law 30;

Director Resolution: a proposed resolution of the Company for the appointment of a person as a Director;

Directors: any person duly elected or appointed as a director of the Company and any person occupying the position of director of the Company by whatever name called;

Exchange Act: the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time;

Electronic Record: has the same meaning as in the Electronic Transactions Act 1999;

Independent Director: a director that satisfies both (i) the requirements to qualify as an “independent director” under the stock exchange rules of the stock exchange on which the Shares are then-currently listed and (ii) the independence criteria set forth in Rule 10A-3 under the Exchange Act;

Indemnified Person: any Director, Officer, Resident Representative, member of a committee duly constituted under these Bye-Laws and any liquidator, manager or trustee for the time being acting in relation to the affairs of the Company (including anyone previously acting in such capacity), and his or her heirs, executors and administrators, personal representatives or successors or assigns;

Lead Independent Director: has the meaning given to that term in Bye-Law 91;

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Memorandum of Association: the memorandum of association of the Company, as amended or restated from time to time;

Member: has the same meaning as in the Companies Act;

Member Associated Person: any person acting in concert with, or having a material relationship with, the Member or Members making the request;

Officer: a person appointed by the Board pursuant to these Bye-Laws but shall not include the Auditor;

Proxy Register: has the meaning given to that term in Bye-Law 31;

Record Date: has the meaning given to that term in Bye-Law 34;

Register: the register of Members to be kept in accordance with the Companies Act and maintained by the Company in Bermuda;

Registered Office: the registered office for the time being of the Company in Bermuda;

Resident Representative: (if any) the individual or the company appointed to perform the duties of resident representative set out in the Companies Acts and includes any assistant or deputy Resident Representative appointed by the Board to perform any of the duties of the Resident Representative;

Resolution: a resolution of a general meeting passed by a majority of the votes cast by Members entitled to vote, present in person or by proxy at the meeting, or a written resolution adopted by a majority of the votes cast by the Members in accordance with the Companies Acts;

Rights Plan: has the meaning given to that term in Bye-Law 101;

Secretary: the secretary for the time being of the Company and any person appointed to perform any of the duties of the secretary;

Securities Act: has the meaning given to that term in Bye-Law 153;

Share: a share in the capital of the Company and shall include stock, treasury shares and a fraction of a share/stock, and preference shares, unless the specifically stated otherwise;

these Bye-Laws: the bye-laws of the Company in their present form;

US$: the lawful currency of the United States of America.

1.1	For the purposes of these Bye-Laws, a corporation which is a Member shall be deemed to be present in person at a general meeting if, in accordance with the Companies Acts, its authorised representative(s) is/are present.

1.2	Words importing the singular number include the plural number and vice versa.

1.3	Words importing the masculine gender include the feminine gender.

1.4	Words importing persons include any company or association or body of persons whether corporate or unincorporate and natural persons.

1.5	Any reference to writing includes all modes of representing or reproducing words in a visible form, including in the form of an Electronic Record.

1.6	Unless the context otherwise requires, words and expressions defined in the Companies Acts bear the same meanings in these Bye-Laws.

1.7	Headings are used for convenience only and shall not affect the construction of these Bye-Laws.

General Meetings

2.	Save and to the extent that the Company elects to dispense with the holding of one or more of its annual general meetings in the manner permitted by the Companies Acts, the Board shall convene and the Company shall hold general meetings as annual general meetings in accordance with the requirements of the Companies Acts at such times and places as the Board shall appoint. The Board may, whenever it thinks fit, and shall, when required by the Companies Acts, convene general meetings other than annual general meetings which shall be called special general meetings.

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Notice of General Meetings

3.	Subject to Bye-Laws 138 to 141 inclusive, at least ten (10) clear days’ but no more than sixty (60) clear days’ notice in writing (exclusive of the day on which the notice is served or deemed to be served, and of the day for which the notice is given) shall be given for each annual general meeting and each special general meeting, respectively. Every notice shall specify the place, day and hour of the meeting and, in the case of special general meetings, the general nature of the business to be considered, and shall be given in the manner provided in these Bye-Laws or in such other manner (if any) as may be prescribed by the Company, to such persons as are entitled to receive such notices from the Company.

4.	Notwithstanding that a general meeting of the Company is called by shorter notice than that specified in this Bye-Law, it shall be deemed to have been duly called if it is so agreed:

(a) in the case of a general meeting, called as an annual general meeting by all the Members entitled to attend and vote thereat;

(b) in the case of any other general meeting, by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than ninety-five percent (95%) in nominal value of the Shares giving that right.

5.	The accidental omission to give notice of a meeting to, or (in cases where instruments of proxy are sent out with the notice) the accidental omission to send such instrument of proxy to, or the non-receipt of a notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings at any meeting.

6.	The Board may cancel or postpone a meeting of the Members after it has been convened and notice of such cancellation or postponement shall be served in accordance with these Bye-Laws upon all Members entitled to notice of the meeting so cancelled or postponed setting out, where the meeting is postponed to a specific date, notice of the new meeting in accordance with this Bye-Law. In addition to the notice provisions provided for elsewhere in these Bye-Laws, notice of the time and place of the moved and/or postponed meeting shall (if practical) be placed on the Company’s investor relations page at www.cushmanwakefield.com/investorrelations.

Proceedings at General Meetings

7.	In accordance with the Companies Acts, a general meeting may be held with only one individual present provided that the requirement for a quorum is satisfied. No business shall be transacted at any general meeting unless a quorum of Members is present at the time that the meeting proceeds to business, but the absence of a quorum shall not preclude the appointment, choice or election of a chairperson, which shall not be treated as part of the business of the meeting. Save as herein otherwise provided, at least one Member representing a majority of the voting rights of all the Members entitled to vote at the meeting, present in person or by proxy shall be a quorum.

8.	If within five (5) minutes (or such longer time as the chairperson of the meeting may determine to wait) after the time appointed for the meeting, a quorum is not present, the meeting, if convened upon the requisition of Members, shall be dissolved. In any other case, the meeting shall be adjourned to such other day and such other time and place as the chairperson of the meeting may determine. At any adjourned meeting one (1) Member present in person or by proxy and entitled to vote, regardless of the number of shares held, shall constitute a quorum at the adjourned meeting.

9.	The Company shall give not less than five (5) days’ notice of any meeting adjourned due to a lack of quorum. Such notice shall specify at least one (1) Member present in person or by proxy and entitled to vote, regardless of the number of shares held, shall constitute a quorum at the adjourned meeting.

10.	Any Director (or, having delivered a written notice upon the Registered Office requiring that notices of meetings be sent to the Resident Representative, the Resident Representative) shall be entitled to attend and speak at any general meeting of the Company.

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11.	The chairperson of the Board shall preside as chairperson at every general meeting of the Company. If there is no such chairperson of the Board, or if at any meeting he or she is not present within five minutes after the time appointed for holding the meeting or is unwilling to act as chairperson, the Directors present shall choose one of their number to act or, if only one Director is present, he or she shall preside as chairperson if willing to act. If no Director is present, or if each of the Directors present declines to take the chair, the persons present and entitled to vote shall elect one of their number to be chairperson. References to “chairperson” in these Bye-Laws mean the chairperson of the meeting unless otherwise indicated.

12.	The chairperson may, with the consent by resolution of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place. When a meeting is adjourned for three months or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as expressly provided by these Bye-Laws, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

Physical, Combined and Virtual General Meetings

13.	The Board may, at its sole discretion, decide to hold a general meeting: (a) on such date, at such time and in such place or places, whether within or outside Bermuda, as a physical general meeting only (Physical Meeting); (b) on such date, at such time and in such place or places, whether within or outside Bermuda, as a combined physical and remote communication or virtual general meeting (Combined Meeting); or (c) if deemed appropriate by the Board, as a meeting held without any physical location, conducted entirely by means of remote communication or virtual attendance (Virtual Meeting), as may be specified by the Board in the notice of meeting.

14.	The Board shall provide details of the means for Members to attend and participate in the meeting, including the physical place or places of meeting in the case of a either a Physical Meeting or a Combined Meeting, and the electronic platforms to be used in the case of either a Combined Meeting or a Virtual Meeting.

15.	The Board may, and at any general meeting, the chairperson of a Combined Meeting or a Virtual Meeting may, make any arrangement and impose any requirement or restriction as is:

(a) necessary to ensure the identification of those taking part and the security of the remote, electronic or virtual communication; and

(b) proportionate to achieving these objectives.

16.	All resolutions put to Members at a Physical Meeting, a Combined Meeting or a Virtual Meeting shall be voted on by a poll in accordance with Bye-Laws 19 to 27 and such poll votes may be cast by such means as the Directors in their absolute discretion consider appropriate for the purposes of the meeting.

17.	Persons seeking to attend or participate in a Combined Meeting or Virtual Meeting via an electronic platform shall be responsible for ensuring that they have access to the facilities (including, without limitation, systems, equipment and connectivity) which are necessary to enable them to do so. Unless the meeting is adjourned by the chairperson in accordance with the provisions of Bye-Law 12, any inability of a person or persons to attend or participate in a Combined Meeting or Virtual Meeting via an electronic platform will not affect the validity of such meeting, any business conducted at such meeting up to the point of adjournment, or any action taken pursuant to such meeting.

18.	The Board shall take reasonable measures to ensure that Members attending and participating in a Combined Meeting or Virtual Meeting by means of remote communication or virtual attendance are afforded the same opportunities to participate in the business of the meeting as those attending physically, where applicable.

Voting

19.	Save where a greater majority is required by the Companies Acts or these Bye-Laws, any question proposed for consideration at any general meeting shall be decided on by a simple majority of votes cast.

20.	At any general meeting, a resolution put to the vote of the meeting shall be decided by way of a poll.

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21.	A poll shall be taken in such manner as the chairperson directs, and the result of the poll shall be deemed to be the resolution of the meeting.

22.	In the case of an equality of votes at a general meeting, the chairperson of the meeting shall not be entitled to a second or casting vote and the resolution shall fail.

23.	On a poll votes may be cast either personally or by proxy.

24.	A person entitled to more than one vote on a poll need not use all his or her votes or cast all the votes he or she uses in the same way.

25.	In the case of joint holders of a Share, the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders; and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the joint holding.

26.	A Member who is a patient for any purpose of any statute or applicable law relating to mental health or in respect of whom an order has been made by any court having jurisdiction for the protection or management of the affairs of persons incapable of managing their own affairs may vote by his or her receiver, committee, curator bonis or other person of similar nature appointed by such court, and any such receiver, committee, curator bonis or other person may vote by proxy and may otherwise act and be treated as such Member for the purpose of the general meetings.

27.	No Member, unless the Board otherwise determines, shall be entitled to vote at any general meeting unless all calls or other sums presently payable by him or her in respect of Shares in the Company have been paid.

28.	No objection shall be raised as to the qualification of any voter or as to whether any votes have been properly counted except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time and in accordance with these Bye-Laws shall be referred to the chairperson and shall only vitiate the decision of the meeting on any resolution if the chairperson decides that the same may have affected the decision of the meeting. The decision of the chairperson on such matters shall be final and conclusive.

29.	Cumulative voting of Shares is prohibited.

Depositary

30.	Subject to these Bye-Laws and to applicable law, a Depositary may appoint as its proxy or proxies, in relation to any Shares which it holds, anyone it thinks fit and may determine the manner and terms of any such appointment. Each appointment must state the number and class of Shares to which it relates and the total number of Shares of each class in respect of which appointments exist at any one time, which must not exceed the total number of Shares of each such class registered in the name of the Depositary or its nominee (the Depositary Shares) at that time.

31.	A Depositary must keep a register (the Proxy Register) of each person it has appointed as a proxy under Bye-Law 30 (an Appointed Proxy) and the number of Depositary Shares (his or her Appointed Number) to which the appointment relates. The Directors will determine the requisite information to be recorded in the Proxy Register relating to each Appointed Proxy.

32.	Any person authorized by the Directors may inspect the Proxy Register during usual business hours and the Depositary will give such person any information which he or she requests as to the contents of the Proxy Register.

33.	An Appointed Proxy may appoint another person as his or her proxy for his or her Appointed Number of Depositary Shares, provided the appointment is made and deposited in accordance with Bye-Laws 38 to 48. These Bye-Laws apply to that appointment and to the person so appointed as though those Depositary Shares were registered in the name of the Appointed Proxy and the appointment was made by him or her in that capacity. The Directors may require such evidence as they think appropriate to decide that such appointment is effective.

34.	For the purposes of determining who is entitled as an Appointed Proxy to exercise the rights conferred by Bye-Laws 31 to 33 and the number of Depositary Shares in respect of which a person is to be treated as having been appointed as an Appointed Proxy for these purposes, the Depositary may decide that the Appointed Proxies who are so entitled are the persons entered in the Proxy Register at a time and on a date (a Record Date) agreed between the Depositary and the Company.

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35.	When a Record Date is decided for a particular purpose:

(a)	an Appointed Proxy is to be treated as having been appointed for that purpose for the number and class of Shares appearing against his or her name in the Proxy Register as at the Record Date; and

(b)	changes to entries in the Proxy Register after the Record Date will be ignored for this purpose.

36.	Except for recognizing the rights given in relation to general meetings by appointments made by Appointed Proxies pursuant to Bye-Law 33, the Company is entitled to treat any person entered in the Proxy Register as an Appointed Proxy as the only person (other than the Depositary) who has any interest in the Depositary Shares in respect of which the Appointed Proxy has been appointed.

37.	At a general meeting, the chairperson has the final decision as to whether any person has the right to vote or exercise any other right relating to the Depositary Shares. In any other situation, the Directors have the final decision as to whether any person has the right to exercise any right relating to any Depositary Shares.

Proxies and Corporate Representatives

38.	A Member may appoint a proxy or corporate representative: (a) by an instrument in writing under the hand of the Member or his or her duly authorised attorney or if the Member is a corporation, under the hand of its duly authorised representative; or (b) such telephonic, electronic, website or other means as may be approved by the Board from time to time. A proxy or corporate representative need not be a Member.

39.	An instrument appointing a proxy or (if a corporation) representative may be in any usual or common form (or such other form as the Board may approve) and may be expressed to be for a particular meeting or any adjournment thereof or may appoint a standing proxy or (if a corporation) representative, which shall be valid for all general meetings and adjournments thereof or any written resolutions, as the case may be, until notice of revocation is received at the Registered Office or at such place or places as the Board may otherwise specify for the purpose.

40.	The operation of a standing proxy or authorisation shall be suspended at any general meeting or adjournment thereof at which the Member is present in person or by specially appointed proxy. The Board may require evidence as to the due execution and continuing validity of any standing proxy or authorisation and the operation of any such standing proxy or authorisation shall be deemed to be suspended until the Board determines that they have received such satisfactory evidence.

41.	A Member may appoint a proxy which shall be irrevocable in accordance with its terms and the holder thereof shall be the only person entitled to vote the relevant Shares at any meeting of the Members at which such holder is present. The Company shall give to the proxy holder notice of all meetings of Members of the Company and shall be obliged to recognise the holder of such proxy until such time as the holder notifies the Company in writing that the proxy is no longer in force.

42.	A Member may appoint more than one proxy in relation to a meeting provided that each proxy is appointed to exercise the rights attached to a different Share or Shares held by such Member.

43.	The instrument appointing a proxy or corporate representative, and the power of attorney (if any) under which it is signed, together with such other evidence as to its due execution as the Board may from time to time require, shall be delivered at the Registered Office of the Company or at such place as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case or the case of a written resolution, in any document sent therewith prior to the holding of the relevant meeting or adjourned meeting at which the person named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, before the time appointed for the taking of the poll, or, in the case of a written resolution, prior to the effective date of the written resolution.

44.	In default of any of the provisions in these Bye-Laws to deliver any instrument of proxy or authorisation at the Registered Office of the Company or at such other place as is specified for that purpose in the notice convening the meeting, the instrument of proxy or authorisation shall not be treated as valid and the decision of the chairperson of any general meeting as to the validity of any appointments of a proxy shall be final.

45.	Instruments of proxy or authorisation shall be in any common form or in such other form as the Board may approve and the Board may, if it thinks fit, send out with the notice of any meeting or any written resolution forms of instruments of proxy or authorisation for use at that meeting or in connection with that written resolution.

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46.	The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll, to speak at the meeting and to vote on any amendment of a written resolution or amendment of a resolution put to the meeting for which it is given as the proxy thinks fit. The instrument of proxy or authorisation shall, unless the contrary is stated therein, be valid as well for any adjournment of the meeting as for the meeting to which it relates.

47.	A vote given in accordance with the terms of an instrument of proxy or authorisation shall be valid notwithstanding the previous death or unsoundness of mind of the principal, or revocation of the proxy or of the corporate authority, unless notice in writing of such death, unsoundness of mind or revocation was received by the Company at the Registered Office (or such other place as may be specified for the delivery of instruments of proxy or authorisation in the notice convening the meeting or other documents sent therewith) at least one hour before the commencement of the general meeting, or adjourned meeting, or the taking of the poll, or the day before the effective date of any written resolution at or for which the instrument or proxy is used.

48.	Subject to the Companies Acts, the Board may at its discretion waive any of the provisions of these Bye-Laws relating to proxies or authorisations and, in particular, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend, speak and vote on behalf of any Member at general meetings or to sign written resolutions.

Member Proposals

49.	Where a Member or Members, in accordance with the provisions of the Companies Acts, request the Company to (i) call a general meeting for the purposes of bringing a resolution of the Members before the meeting, or (ii) give notice of a resolution of the Members to be proposed at a general meeting, such request must, in each case and in addition to the requirements of the Companies Acts, contain the following (and to the extent that the request relates to the nomination of a Director, the content requirements of Bye-Law 63(b) shall also apply):

49.1	to the extent that the request relates to the nomination of a Director as to each person whom the Members propose to nominate for election or re-election as a Director, for each person proposed to be nominated for election or re-election as a Director:

	(a)	all information required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of Directors, or otherwise required, pursuant to Regulation 14A under the Exchange Act. This includes, but is not limited to: (i) the nominee’s name, age, business address, and residential address; (ii) a description of the nominee’s principal occupation or employment for the past five (5) years; (iii) the nominee’s qualifications and any directorships held in publicly listed companies; (iv) any material interests, including relationships with the proposing Members or the Company; and

	(b)	the nominee’s written consent to: (i) being named as a nominee in the proxy statement or meeting notice; and (ii) serving as a Director if elected (or re-elected).

49.2	to the extent that the request relates to any business other than the nomination of a Director that the Members propose to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such Members (other than where the Member is a Depositary) and any Member Associated Persons on whose behalf the nomination or proposal is made, individually or in the aggregate, including any anticipated benefit to the Members (other than where the Member is a Depositary) or the Member Associated Persons therefrom on whose behalf the nomination or proposal is made;

49.3	as to the Members giving the notice and the Member Associated Persons, if any, on whose behalf the nomination or proposal is made:

	(a)	the name and address of such Members, as they appear on the Company’s books, and of such Member Associated Persons, if any;

	(b)	the class and number of Shares of the Company held by such Members which are owned beneficially by such Members and such Member Associated Persons, if any;

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(c)	any option, warrant, restricted stock unit, convertible security, share appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of Shares of the Company or with a value derived in whole or in part from the value of the Company or any class or series of Shares or other securities of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of Shares of the Company or otherwise directly or indirectly owned beneficially by such Members or by any Member Associated Persons and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of any security or instrument of the Company, in each case, regardless of whether (i) such interest conveys any voting rights in such security to such Members or Member Associated Persons, (ii) such interest is required to be, or is capable of being, settled through delivery of such security or instrument or (iii) such person may have entered into other transactions to hedge the economic effect of such interest (any such interest in this Bye-Law 49.3(c), a Derivative Instrument);

(d)	the name of each person with whom such Members or Member Associated Persons have any agreement, arrangement or understanding (whether written or oral) (i) for the purposes of acquiring, holding, voting (except pursuant to a revocable proxy given to such person in response to a public proxy or consent solicitation made generally by such person to all holders of Shares of the Company) or disposing of any Shares of the Company, (ii) to cooperate in obtaining, changing or influencing the control of the Company (except independent financial, legal and other advisors acting in the ordinary course of their respective businesses), (iii) with the effect or intent of increasing or decreasing the voting power of, or that contemplates any person voting together with, any such Members or Member Associated Persons with respect to any Shares of the Company or any business proposed by the Members or (iv) otherwise in connection with any business proposed by a Members (and a description of each such agreement, arrangement or understanding described in this Bye-Law 49.3(d) being a Voting Agreement);

(e)	details of all other material interests of each Members or any Member Associated Persons in such proposal or any security of the Company (including, without limitation, any rights to dividends or performance-based fees based on any increase or decrease in the value of such security or Derivative Instruments or if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security) (collectively, Other Interests);

(f)	a list of all transactions by such Members and any Member Associated Persons involving any securities of the Company or any Derivative Instruments, Voting Agreements or Other Interests within the six-month period prior to the date of the notice;

(g)	any proportionate interest in Shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Members or any Member Associated Persons is a general partner or, directly or indirectly, beneficially owns an interest in a general partner;

(h)	any performance-based fees (other than an asset-based fee) that such Members or any Member Associated Persons is entitled to based on any increase or decrease in the value of Shares of the Company or Derivative Instruments, if any, as of the date of such notice, including (without limitation) any such interests held by the members of such Members’ or any Member Associated Person’s immediate family sharing the same household (which information shall be supplemented by such Members and any Member Associate Persons not later than two days after the record date for the meeting to disclose such ownership as of the record date);

(i)	a description of the economic terms of all of the foregoing items, including all Derivative Instruments, Voting Agreements or Other Interest, and copies of all agreements and other documents (including, without limitation, master agreements, confirmations and all ancillary documents and the names and details of counterparties to, and brokers involved in, all such transactions) relating to each such item, including all Derivative Instruments, Voting Agreements or Other Interests;

(j)	a representation that each proposing Member is a holder of record of Shares of the Company entitled to vote at such meeting and each intends to appear at the general meeting or be represented by proxy at the meeting to propose such business;

(k)	a representation as to whether the Members or any Member Associated Persons intends, or are part of a group that intends, to (A) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s Shares required to approve or adopt the proposal or (B) otherwise solicit proxies or votes from Members in support of such proposal;

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(l)	a certification regarding whether such Members and such Member Associated Persons, if any, have complied with all legal requirements in connection with such Members’ or Member Associated Persons’ acquisition of Shares of the Company;

(m)	any other information relating to such Members or Member Associated Persons that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies pursuant to Section 14 of the Exchange Act; and

(n)	to the extent known by the Member Associated Persons or the Members giving the notice, the name and address of any other Member or Member Associated Person supporting the nominee for election or re-election as a Director or the proposal of other business on the date of such request.

50.	For the purposes of Bye-Law 49, a Member Associated Person of any Member shall, including the definition ascribed to Member Associated Person in accordance with Bye-Law 1 above, mean:

(a)	any person controlling, directly or indirectly, or acting in concert with such Member;

(b)	any beneficial owner of Shares in the capital of the Company owned of record or beneficially by such Member; and

(c)	any person controlling, controlled by or under common control with such Member Associated Person.

51.	If a request made in accordance with Bye-Law 49 does not include the information specified in Bye-Law 49 or if a request made in accordance with Bye-Law 49 is not received in the time and manner required by Bye-Law 52, in respect of such Shares which the relevant Members hold which are owned beneficially by such Members and the Member Associated Persons, if any, on whose behalf the nomination or proposal is made (the Member Default Shares), the relevant Members shall not be entitled to vote, either at the general meeting or by proxy at a general meeting or at a separate meeting of the holders of that class of Shares (or at an adjournment of any such meeting), the Member Default Shares with respect to the matters detailed in the request made in accordance with Bye-Law 49.

52.	Without prejudice to the rights of any Member under the Companies Act, a Member who makes a request to which Bye-Law 49 relates, must deliver any such request and accompanying information pursuant to Bye-Law 49 in writing to the Secretary at the Registered Office not earlier than the close of business on the one hundred and twentieth (120) calendar day nor later than the close of business on the ninetieth (90) calendar day prior to the date of the first anniversary of the preceding year’s annual general meeting provided, however, that in the event that the date of an annual general meeting is more than thirty (30) calendar days before or more than sixty (60) calendar days after the date of the first anniversary of the preceding year’s annual general meeting, notice by the Member must be so delivered in writing not earlier than the close of business on the one hundred and twentieth (120) calendar day prior to such annual general meeting and not later than the close of business on the later of (i) the ninetieth (90) calendar day prior to such annual general meeting and (ii) the tenth (10) calendar day after the day on which public announcement of the date of such annual general meeting is first made by the Company. In no event shall any adjournment or postponement of an annual general meeting or the public announcement thereof commence a new time period for the giving of a Member’s notice as described in this Bye-Law 52.

53.	Notwithstanding the provisions of Bye-Law 49, 51 or 52, a Member shall also comply with all applicable requirements of the Companies Act and of the Exchange Act with respect to the matters set forth in Bye-Law 49, 51 or 52. Nothing in Bye-Law 49, 51 or 52 shall be deemed to affect any rights of Members to request inclusion of proposals in, nor the right of the Company to omit proposals from, the Company’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act, subject in each case to compliance with the Exchange Act.

Written Resolutions of Members

54.	Subject to the Companies Acts, anything which may be done by resolution of the Members in a general meeting or by resolution of any class of Members in a separate general meeting may be done by unanimous written resolution, signed by all the Members (or the holders of such class of Shares) who would be entitled to attend a meeting and vote on such resolution if the resolution were voted on at a general meeting of the Members. Such written resolution may be signed by the Member or its proxy, or in the case of a Member that is a corporation (whether or not a company within the meaning of the Companies Acts) by its representative on behalf of such Member, in as many counterparts as may be necessary.

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55.	Notice of any written resolution to be made under this Bye-Law shall be given to all the Members who would be entitled to attend a meeting and vote on the resolution. The requirement to give notice of any written resolution to be made under this Bye-Law to such Members shall be satisfied by giving to those Members a copy of that written resolution in the same manner as that required for a notice of a general meeting of the Company at which the resolution could have been considered, except that the length of the period of notice shall not apply. The date of the notice shall be set out in the copy of the written resolution.

Appointment and Removal of Directors

56.	The number of Directors shall be at least five (5) and not more than eleven (11), or such number as a majority of the Board may from time to time determine.

57.	The Company shall cause the Board to include Chief Executive Officer and at least one Independent Director until such time as the Board or the Company determine otherwise, in accordance with these Bye-Laws.

58.	At the date of these Bye-Laws, the company has ten (10) Directors, and until the election of Directors at the annual general meeting in 2028, Directors of the Company shall be divided into three classes of Directors, designated as “Class I”, “Class II” and “Class III”, respectively. At the time these Bye-Laws go into effect, each of the Directors shall be assigned to the same class they were in immediately prior to such effective time. The Board is also authorized to assign any persons who take office as Directors after the date hereof but prior to the annual general meeting in 2028 to any such class; provided, however, that the classes are as close to equal size as possible. The term of appointment for: (1) the Class I Directors expires at the close of the Company’s annual general meeting in 2028, (2) the Class II Directors expires at the close of the Company’s annual general meeting in 2026, and (3) the Class III Directors expires at the close of the Company’s annual general meeting in 2027. Following the annual general meeting in 2028, the Director classes will no longer be relevant and shall cease to exist.

59.	Each Director of the Company shall be elected annually and hold office until the next annual general meeting and until his or her successor shall be elected and qualified, or his or her death, resignation, retirement, disqualification, or removal from office, provided that (1) at the annual general meeting in 2026, the Class II Directors and any other Director nominees will stand for election and, if elected, will serve terms that expire at the close of the Company’s annual general meeting in 2027; (2) at the annual general meeting in 2027, the Class II Directors, the Class III Directors, and any other Director nominees will stand for election and, if elected, will serve terms that expire at the close of the Company’s annual general meeting in 2028; and (3) commencing with the annual general meeting in 2028 and for subsequent annual general meetings, all Directors and Director nominees will stand for election and, if elected, will serve terms that expires at the close of the Company’s next annual general meeting.

60.	Subject to the Companies Acts and these Bye-Laws, the Directors shall be elected or appointed by the Company by Resolution and shall serve until the termination of the next annual general meeting following their appointment. In the event that at an annual general meeting it is proposed to vote upon a number of Director Resolutions that exceeds the total number of Directors that are to be appointed to the Board at that meeting (the Board Number), the persons that shall be appointed Directors shall first be the person who receives the greatest number of “for” votes (whether or not a majority of those votes cast in respect of that Director Resolution), and then shall second be the person who receives the second greatest number of “for” votes (whether or not a majority of those votes cast in respect of that Director Resolution), and so on, until the number of Directors so appointed equals the Board Number. All Directors, upon election or appointment (except upon re-election at an annual general meeting), must provide written acceptance of their appointment, in such form as the Board may think fit, by notice in writing to the Registered Office within thirty (30) days of their appointment.

61.	In any case where the Company has no Directors, the Members have the right, by notice in writing, to appoint a person to be a Director of the Company.

62.	Any one or more vacancies in the Board not filled by the Members at any general meeting of the Members shall be deemed casual vacancies for the purposes of these Bye-Laws. Without prejudice to the power of the Company by Resolution in pursuance of any of the provisions of these Bye-Laws to appoint any person to be a Director, the Board, so long as a quorum of Directors remains in office, shall have power at any time and from time to time to appoint any person to be a Director so as to fill a casual vacancy which includes, but is not limited to, vacancies arising from: (i) the resignation, retirement, or removal of a Director before the expiration of his or her term; or (ii) the failure of a Director to complete his or her term for any other reason.

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63.	Beginning immediately after the annual general meeting in 2028, any person so appointed by the Board to fill a casual vacancy shall hold office until the next annual general meeting, at which meeting the Director shall be up for re-election by the Members. Notwithstanding any other provisions of these Bye-Laws, no person shall be appointed a Director at any general meeting unless:

(a)	he is nominated by the Board; or

(b)	notice of the intention to nominate that person for appointment is given by a Member qualified to vote at the meeting (other than the person to be proposed) has been received by the Company in accordance with Bye-Law 49 and 52 or Section 79 of the Companies Act stating the particulars which would, if he or she were so appointed, be required to be included in the Company’s register of Directors, together with notice by that person of his or her willingness to be appointed.

64.	The Company may in a special general meeting called for that purpose remove a Director by resolution passed by a majority of the votes cast by Members entitled to vote on such resolution, provided notice of any such meeting shall be served upon the Director concerned not less than fourteen (14) days before the meeting and he or she shall be entitled to be heard at that meeting. Any vacancy created by the removal of a Director at a special general meeting may be filled at the meeting by the election of another Director in his or her place or, in the absence of any such election, by the Board.

Register of Directors and Officers

65.	The Board shall establish and maintain (or cause to be established and maintained) a register of the Directors and Officers of the Company as required by the Companies Act. The register of Directors and Officers shall be open to inspection in the manner prescribed by the Companies Act between 10:00 a.m. and 12:00 noon on every working day.

Resignation and Disqualification of Directors

66.	The office of Director shall automatically be vacated if the Director:

(a)	resigns his or her office by notice in writing, which may be delivered either in physical form or electronic copy to the Registered Office or tendered in person at a meeting of the Board; or

(b)	becomes of unsound mind or a patient for any purpose of any statute or applicable law relating to mental health and the Directors resolve that his or her office is vacated; or

(c)	becomes bankrupt under the laws of any country or makes any arrangement or composition with his or her creditors generally; or

(d)	if he or she is prohibited by law from being a Director; or

(e)	if he or she ceases to be a Director by virtue of the Companies Act or is removed from office pursuant to these Bye-Laws.

Directors’ Fees and Expenses

67.	The remuneration to be paid to the Directors, if any, shall be determined by the Board or committee thereof. Each Director shall also be entitled to be paid all reasonable travelling, hotel and other expenses properly incurred by him or her in connection with his or her attendance at meetings of the Directors, committees constituted pursuant to these Bye-Laws, or general meetings of the Company, or otherwise in connection with the business of the Company, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other. The Board or a committee thereof may approve additional remuneration to any Director for services which in the opinion of the Directors go beyond the ordinary duties of a Director, including but not limited to committee member, committee chair, chairperson of the Board or Lead Independent Director, and such extra remuneration shall be in addition to any remuneration provided for, by or pursuant to any other Bye-Law.

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Directors’ Interests

68.	A Director may hold any other office or place of profit with the Company (except that of Auditor) in conjunction with his or her office of Director for such period and upon such terms as to remuneration and otherwise as the Directors may determine.

69.	A Director or officer may act by himself or herself or his or her firm in a professional capacity for the Company (otherwise than as Auditor), and he or she or his or her firm shall be entitled to remuneration for professional services as if he or she were not a Director or officer.

70.	Subject to the provisions of the Companies Acts and any other document or policy governing Director independence, a Director may notwithstanding his or her office be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise interested; and be a director or officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any body corporate promoted by the Company or in which the Company is interested. The Board may also cause the voting power conferred by the shares in any other company held or owned by the Company to be exercised in such manner in all respects as it thinks fit, including the exercise thereof in favour of any resolution appointing the Directors or any of them to be directors or officers of such other company, or voting or providing for the payment of remuneration to the directors or officers of such other company.

71.	Subject to any other document or policy governing Director independence, so long as, where it is necessary, he or she declares the nature of his or her interest at the first opportunity at a meeting of the Board or by writing to the Directors as required by the Companies Acts, a Director shall not by reason of his or her office be accountable to the Company for any benefit which he or she derives from any office or employment to which these Bye-Laws allow him or her to be appointed or from any transaction or arrangement in which these Bye-Laws allow him or her to be interested, and no such transaction or arrangement shall be liable to be avoided on the ground of any interest or benefit.

72.	Subject to and any other document or policy governing Director independence, a Director who to his or his knowledge is in any way, whether directly or indirectly, interested in a contract or proposed contract, transaction or arrangement with the Company and has complied with the provisions of the Companies Acts and these Bye-Laws with regard to disclosure of his or her interest shall be entitled to vote in respect of any contract, transaction or arrangement in which he or she is so interested and if he or she shall do so his or her vote shall be counted, and he or she shall be taken into account in ascertaining whether a quorum is present.

73.	Subject to the Companies Acts and any further disclosure required thereby, a general notice to the Directors by a Director or Officer declaring that he or she is a director or officer or has an interest in a person and is to be regarded as interested in any transaction or arrangement made with that person, shall be a sufficient declaration of interest in relation to any transaction or arrangement so made.

Powers and Duties of the Board

74.	Subject to the provisions of the Companies Acts and these Bye-Laws, the Board shall manage the business of the Company and may pay all expenses incurred in promoting and incorporating the Company and may exercise all the powers of the Company. No alteration of these Bye-Laws and no such direction shall invalidate any prior act of the Board which would have been valid if that alteration had not been made or that direction had not been given. The powers given by this Bye-Law shall not be limited by any special power given to the Board by these Bye-Laws and a meeting of the Board at which a quorum is present shall be competent to exercise all the powers, authorities and discretions for the time being vested in or exercisable by the Board.

75.	The Board may exercise all the powers of the Company except those powers that are required by the Companies Acts or these Bye-Laws to be exercised by the Members.

76.	The Board on behalf of the Company may provide benefits, whether by the payment of gratuities or pensions or otherwise, for any person including any Director or former Director who has held any executive office or employment with the Company or any entity which is or has been a subsidiary or affiliate of the Company or a predecessor in the business of the Company or of any such subsidiary or affiliate, and to any member of his or her family or any person who is or was dependent on him or her, and may contribute to any fund and pay premiums for the purchase or provision of any such gratuity, pension or other benefit, or for the insurance of any such person.

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77.	The Board may from time to time appoint one or more of its Directors to be a managing director, joint managing director or an assistant managing director or to hold any other employment or executive office with the Company for such period and upon such terms as the Board may determine and may revoke or terminate any such appointments. Any such revocation or termination as aforesaid shall be without prejudice to any claim for damages that such Director may have against the Company or the Company may have against such Director for any breach of any contract of service between him or her and the Company which may be involved in such revocation or termination. Any person so appointed shall receive such remuneration (if any) (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and either in addition to or in lieu of his or her remuneration as a Director.

Delegation of the Board’s Powers

78.	Directors may from time to time and at any time by power of attorney or otherwise appoint any company, firm or person or fluctuating body of persons, whether nominated directly or indirectly by the Board, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Bye-Laws) and for such period and subject to such conditions as it may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney and of such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions vested in him or her.

79.	The Directors may delegate any of the powers exercisable by them to any person or persons acting individually or jointly, as a committee or otherwise, as they may from time to time by resolution appoint upon such terms and conditions and with such restrictions as they may think fit, and may from time to time by resolution revoke, withdraw, alter or vary all or any such powers.

Proceedings of the Board

80.	The Board may meet for the despatch of business, adjourn, and otherwise regulate its meetings and proceedings, as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairperson shall not have a second or casting vote and the motion shall be deemed to have been lost.

81.	A Director may, and the Secretary on the requisition of a Director shall, at any time, summon a meeting of the Board. Notice of a meeting of the Board may be given to a Director by word of mouth or in any manner permitted by these Bye-Laws. A Director may retrospectively waive the requirement for notice of any meeting by consenting in writing to the business conducted at the meeting.

82.	The quorum necessary for the transaction of business of the Directors shall be a majority of the total number of Directors. Any Director who ceases to be a Director at a meeting of the Board may continue to be present and to act as a Director and be counted in the quorum until the termination of the meeting if no other Director objects and if otherwise a quorum of Directors would not be present.

83.	The Resident Representative shall, upon delivering written notice of an address for the purposes of receipt of notice to the Registered Office, be entitled to receive notice of, attend and be heard at, and to receive minutes of all meetings of the Board.

84.	So long as a quorum of Directors remains in office, the continuing Directors may act notwithstanding any vacancy in the Board but, if no such quorum remains, the continuing Directors or a sole continuing Director may act only for the purpose of calling a general meeting.

85.	The Board may elect a chairperson of their meetings and determine the period for which he or she is to hold office; but if no such chairperson is elected, or if at any meeting the chairperson is not present within five minutes after the time appointed for holding the same, the Directors present may choose one of their number to be chairperson of the meeting.

86.	The meetings and proceedings of any committee consisting of two (2) or more members shall be governed by the provisions contained in these Bye-Laws for regulating the meetings and proceedings of the Board so far as the same are applicable and are not superseded by any regulations imposed by the Board.

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87.	A written resolution signed by all of the Directors or all of the members of a committee for the time being entitled to receive notice of a meeting of the Board or committee, including a resolution signed in counterpart, shall be as valid and effectual as if it had been passed at a meeting of the Board or of a committee duly called and constituted.

88.	To the extent permitted by law, a meeting of the Board or a committee appointed by the Board may be held by means of such telephone, electronic or other communication facilities (including, without limiting the generality of the foregoing, by telephone or by video conferencing) as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously and participation in such a meeting shall constitute presence in person at such meeting. Such a meeting shall be deemed to take place where the largest group of those Directors participating in the meeting is physically assembled, or, if there is no such group, where the chairperson of the meeting then is.

89.	All acts done by any meeting of the Board or of a committee, or by any person acting as a Director or member of a committee or any person duly authorised by the Board or any committee shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any member of the Board or such committee or person acting as aforesaid, or that they or any of them were disqualified or had vacated their office, be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director, member of such committee or person so authorised.

Officers

90.	The Board may appoint Officers as they may from time to time consider necessary upon such terms as to duration of office, remuneration and otherwise as they may think fit. Officers need not be Directors and may be ascribed such titles as the Directors may decide. The Board may revoke or terminate any such Officer appointment at any time as they may think fit. Any such revocation or termination shall be without prejudice to any claim for any damages that such Officer may have against the Company or the Company may have against such Officer for any breach of any contract of service between him or her and the Company which may be involved in such revocation or termination. Save as provided in the Companies Acts or these Bye-Laws, the powers and duties of the Officers of the Company shall be such (if any) as are determined from time to time by the Directors.

Lead Independent Director

91.	One of the Independent Directors may be elected lead Independent Director as the Board may determine (the “Lead Independent Director”). The Lead Independent Director shall have such responsibilities as are specifically conferred upon him or her by the Directors.

Secretary and Resident Representative

92.	The Secretary (including one or more deputy or assistant secretaries) and, if required, the Resident Representative, shall be appointed by the Board at such remuneration (if any) and upon such terms as it may think fit and any Secretary and Resident Representative so appointed may be removed by the Board. The duties of the Secretary and the duties of the Resident Representative shall be those prescribed by the Companies Acts together with such other duties as shall from time to time be prescribed by the Board.

93.	A provision of the Companies Acts or these Bye-Laws requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

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Issue of Shares

94.	The Board may (subject to the provisions of these Bye-Laws, the Memorandum of Association and the Companies Acts and without prejudice to any rights attached to any existing Shares), without the need for Member approval, issue, offer, allot, grant options over, grant rights to subscribe for, or otherwise dispose of the unissued Shares up to the limit of the authorised Shares (whether forming part of the original capital or any increased capital), which Shares may be:

(a)	Common Shares[; or

(b)	preference Shares (and the Board is hereby authorized to fix and determine the terms of any such preference Shares as it sees fit, including without limitation any deferred, preferred, or other special rights or restrictions regarding dividends, voting, return of capital, or otherwise)].[1]

95.	The Company shall not issue any Shares unless the consideration for such Shares has been fully paid, in cash or otherwise, in accordance with the Companies Act. For avoidance of doubt, no Share shall be issued as partly paid or nil paid. Any purported issuance of Shares in contravention of this Bye-Law shall be null and void ab initio, and the Company shall not recognize any rights attaching to such Shares, including but not limited to voting rights, dividend rights, or rights to participate in the distribution of assets upon liquidation. The Company shall not record in its Register any issuance of Shares unless evidence of full payment has been provided and verified by the Board or its authorized representatives.

96.	Subject to the Companies Acts, any preference Shares may, with the sanction of a resolution of the Board, be issued on terms:

(a)	that they are to be redeemed on the happening of a specified event or on a given date; and/or,

(b)	that they are liable to be redeemed at the option of the Company; and/or,

(c)	if authorised by the Memorandum of Association, that they are liable to be redeemed at the option of the holder.

The terms and manner of redemption shall be provided for in such resolution of the Board and shall be attached to but shall not form part of these Bye-Laws.

Purchase of Shares

97.	The Board may, at its discretion and without the sanction of a Resolution, authorise the acquisition by the Company of its own Shares, to be held as treasury Shares or cancelled, upon such terms as the Board may in its discretion determine, provided always that such acquisition is effected in accordance with the provisions of the Companies Acts. The Company shall be entered in the Register as a Member in respect of the Shares held by the Company as treasury Shares and shall be a Member of the Company but subject always to the provisions of the Companies Acts and for the avoidance of doubt the Company shall not exercise any rights and shall not enjoy or participate in any of the rights attaching to those Shares save as expressly provided for in the Companies Act.

98.	Subject to the provisions of these Bye-Laws, any Shares of the Company held by the Company as treasury Shares shall be at the disposal of the Board, which may hold all or any of the Shares, dispose of or transfer all or any of the Shares for cash or other consideration, or cancel all or any of the Shares.

1 Note: The Cushman & Wakefield Board reserves the right to exercise its discretion not to include this language if the non-binding, advisory vote in respect of Advisory Resolution No. 3 evidences substantial Shareholder opposition.

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Variation of Share Rights

99.	If at any time the Share capital is divided into different classes of Shares, subject to the Companies Acts, all or any of the special rights for the time being attached to any class of Shares ([excluding the preference Shares issued pursuant to Bye-Law 94, and in all cases] unless otherwise provided by the terms of issue of the Shares of that class) (whether or not the Company is being wound up) may be varied or abrogated with the consent in writing by 75% of the holders of the issued Shares of that class or with the sanction of a resolution passed by the holders by simple majority of the issued Shares of that class as may be present in person or by proxy at a separate general meeting of the holders of the Shares of that class. To any such separate general meeting, all the provisions of these Bye-Laws as to general meetings of the Company shall mutatis mutandis apply, but so that the necessary quorum at a separate meeting shall be at least two persons, holding or representing by proxy at least one-third in nominal value of the issued shares of the class, and that any holder of Shares of the relevant class present in person or by proxy may demand a poll.

100.	The rights conferred upon the holders of any Shares, shall not, unless expressly provided in the terms of those rights, be deemed to be altered or abrogated by:

(i)	the creation or issue of further Shares whether such Shares rank in priority to, equally with (pari passu), or subsequent to, any existing Share or class of Shares (including without limitation, any preference Shares issued), provided that this shall not limit or restrict the adoption, implementation, amendment, operation, or effects of any shareholder rights plan pursuant to Bye-Law 101 (including, without limitation, the issuance of rights, Shares, or other securities in connection therewith);

(ii)	the purchase or redemption, or other repurchase of, any Shares by the Company;

(iii)	any alteration of the Company’s share capital in accordance with the Companies Acts and these Bye-Laws; and

(iv)	the adoption, implementation, amendment, operation or effects of any shareholder rights plan pursuant to Bye-Law 101, including the issuance of rights, Shares, or other securities in connection therewith.

Shareholder Rights Plan

101.	Subject to the provisions of the Companies Acts, the Board may, in its absolute discretion, exercise any power of the Company to establish a shareholder rights plan (the Rights Plan) including approving the execution of any document relating to the adoption, implementation and/or amendment of the Rights Plan. The Rights Plan may be in any such form and include any such terms as the Board shall, in its absolute discretion, decide.

102.	Subject to the provisions of the Companies Acts, the Board may exercise any power of the Company to grant rights (including approving the execution of any documents relating to the grant of rights) (i) to subscribe for shares of the Company and/or (ii) to acquire Depositary Interests which would be issued by the Depositary (to whom the Company would issue new shares in connection therewith), in each case in accordance with the Rights Plan.

Uncertificated Shares and Share Certificates

103.	The Company may, at its discretion, issue Shares in uncertificated form in accordance with the Companies Act, with ownership recorded electronically in the Register. Transfers of uncertificated Shares shall be made by electronic entry in the register and be effective without the need for physical share certificates. Members holding uncertificated Shares will receive an electronic statement or other form of notification confirming their ownership, and the holder of uncertificated Shares may request conversion to certificated form, subject to the Company’s procedures and any fees determined by the Board.

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104.	The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom the Shares have been issued. The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person, and delivery of a certificate to one joint holder shall be sufficient delivery to all. If a share certificate is defaced, lost or destroyed, it may be replaced on payment of such fee (if any) and on such terms (if any) as to evidence and indemnity, and on the payment of expenses of the Company in investigating such evidence and preparing such indemnity as the Directors shall think fit and, in case of defacement, on delivery of the old certificate to the Company for cancellation.

105.	All certificates for Share or loan capital or other securities of the Company (other than letters of allotment, scrip certificates and other like documents) shall, except to the extent that the terms and conditions for the time being relating thereto otherwise provide, be signed by a Director, the Secretary or any person authorised by the Board for that purpose. The Board may by resolution determine, either generally or in any particular case, that any signatures on any such certificates need not be autographic but may be affixed to such certificates by some mechanical means or may be printed thereon or that such certificates need not be signed by any persons.

106.	Notwithstanding any provisions of these Bye-Laws:

(a)	the Board shall, subject always to the Companies Acts and any other applicable laws and regulations and the facilities and requirements of any relevant system concerned, have power to implement any arrangements it may, in its absolute discretion, think fit in relation to the evidencing of title to and transfer of uncertificated Shares and to the extent such arrangements are so implemented, no provision of these Bye-Laws shall apply or have effect to the extent that it is in any respect inconsistent with the holding or transfer of Shares in uncertificated form; and

(b)	unless otherwise determined by the Board and as permitted by the Companies Acts and any other applicable laws and regulations, no person shall be entitled to receive a certificate in respect of any Share for so long as the title to that Share is evidenced otherwise than by a certificate and for so long as transfers of that Share may be made otherwise than by a written instrument.

Non-Recognition of Trusts

107.	Except as required by the Companies Acts or these Bye-Laws, or under an order of a court of competent jurisdiction, no person shall be recognised by the Company as holding any Share upon trust and, the Company shall not be bound by or compelled to recognise in any way, even when notice thereof is given to it, any equitable, contingent, future or partial interest in any Share any other rights in respect of any Share except an absolute right to the entirety thereof in the registered holder.

Register of Members

108.	The Board shall establish and maintain (or cause to be established and maintained) the Register at the Registered Office or at such other place determined by the Board in the manner prescribed by the Companies Acts. Unless the Board otherwise determines, the Register shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 12:00 noon on every working day. Unless the Board so determines, no Member or intending Member shall be entitled to have entered in the Register any indication of any trust or any equitable, contingent, future or partial interest in any Share and if any such entry exists or is permitted by the Board it shall not be deemed to abrogate any other provisions of these Bye-Laws.

Transfer of Shares

109.	The instrument of transfer of any Share shall be executed by or on behalf of the transferor. The transferor shall be deemed to remain the holder of the Share until the name of the transferee is entered in the Register in respect of such Share. All instruments of transfer, once registered, may be retained by the Company.

110.	Subject to any applicable restrictions contained in the Companies Acts and these Bye-Laws, Shares shall be transferred in any usual or common form approved by the Board. No such instrument shall be required on the redemption of a Share or on the purchase by the Company of a Share.

CUSHMAN & WAKEFIELD | REDOMICILIATION PROXY STATEMENT	A-19

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111.	The Board may, in its absolute discretion and without assigning any reason therefore, decline to register any transfer of any Share which is not a fully-paid Share. The Board may require reasonable evidence to show the right of the transferor to make the transfer.

112.	The Board may also decline to register any transfer unless:

(a)	the instrument of transfer is duly stamped (if required by law) and lodged with the Company, accompanied by the certificate for the Shares to which it relates, if any, whether in a certificated or uncertificated form in accordance with Bye-Laws 103 to 106, and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

(b)	the instrument of transfer is in respect of only one class of Share; and

(c)	where applicable, the permission of the Bermuda Monetary Authority with respect thereto has been obtained.

113.	Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under this Bye-Law.

114.	If the Board declines to register a transfer of Shares they shall send notice of the refusal to the transferee within three months after the date on which the transfer was lodged with the Company.

115.	No fee shall be charged by the Company for registering any transfer, probate, letters of administration, certificate of death or marriage, power of attorney, stop notice, order of court or other instrument relating to or affecting the title to any Share, or otherwise making an entry in the Register relating to any Share.

Transmission of Shares

116.	If a Member dies, the survivor or survivors (where he or she was a joint holder), and the legal personal representative (where he or she was sole holder), shall be the only person recognised by the Company as having any title to the Share. The estate of a deceased Member is not thereby released from any liability in respect of any Share held by him or her, whether solely or jointly. For the purpose of this Bye-Law, estate representative means the person to whom probate or letters of administration has or have been granted in Bermuda or, if there is no such person, such other person as the Board may in its absolute discretion determine to be the person recognised by the Company for the purpose of this Bye-Law.

117.	Any person becoming entitled to a Share in consequence of the death or bankruptcy of a Member or otherwise by operation of applicable law may elect, upon such evidence being produced as may be required by the Board as to his or her entitlement, either be registered himself or herself as a Member in respect of the Share or, instead of being registered himself or herself, to make such transfer of the Share as the deceased or bankrupt Member could have made. If the person so becoming entitled elects to be registered himself or herself, he or she shall deliver or send to the Company a notice in writing signed by him or her stating that he or she so elects. If he or she shall elect to transfer the Shares, he or she shall signify his or her election by signing an instrument of transfer of such Shares in favour of his or her transferee. All the limitations, restrictions and provisions of these Bye-Laws relating to the right to transfer and the registration of transfers of Shares shall be applicable to any such notice or instrument of transfer as aforesaid as if the death of the Member or other event giving rise to the transmission had not occurred and the notice or instrument of transfer was an instrument of transfer signed by such Member.

118.	A person becoming entitled to a Share in consequence of the death or bankruptcy of the Member (or otherwise by operation of applicable law), upon such evidence being produced as may be required by the Board as to his or her entitlement, shall be entitled to the same dividends and other monies payable in respect of the Share as he or she would be entitled if he or she were the holder of such Share. However, he or she shall not be entitled, until he or she becomes registered as the holder of such Share, to receive notices of or to attend or vote at general meetings of the Company or (except as aforesaid) to exercise any other rights or privileges of a Member. The Board may at any time give notice requiring such person to elect either to be registered himself or herself or to transfer the Share and, if the notice is not complied with within sixty days, the Board may thereafter withhold payment of all dividends and other monies payable in respect of the Shares until the requirements of the notice have been complied with.

119.	Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under these Bye-Laws.

CUSHMAN & WAKEFIELD | REDOMICILIATION PROXY STATEMENT	A-20

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Increase of Capital

120.	The Company may from time to time by Resolution increase its Share capital by such sum, to be divided into new Shares of such par value, and with such rights, priorities and privileges attached thereto as the Resolution shall prescribe.

121.	The Company may, by the Resolution increasing the capital, direct that the new Shares or any of them shall be offered in the first instance either at par or at a premium or (subject to the provisions of the Companies Acts) at a discount to all the holders for the time being of Shares of any class or classes in proportion to the number of such Shares held by them respectively or make any other provision as to the issue of the new Shares.

122.	The new Shares shall be subject to all the provisions of these Bye-Laws with reference to the payment of calls, forfeiture, transfer, transmission and otherwise.

Alteration of Capital

123.	The Board may from time to time:

(a)	divide the Company’s issued and outstanding Shares into several classes and attach thereto any preferential, deferred, qualified or special rights, privileges or conditions;

(b)	consolidate and divide all or any of the Company’s share capital into Shares of larger par value than its existing Shares;

(c)	sub-divide the Company’s Shares or any of them into Shares of smaller par value than is fixed by the Memorandum of Association; and

(d)	make provision for the issue and allotment of Shares which do not carry any voting rights.

124.	The Company may from time to time by Resolution:

(a)	cancel Shares which, at the date of the passing of the Resolution in that behalf, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled; and

(b)	change the currency denomination of its share capital.

125.	Where any difficulty arises in regard to any division, consolidation, or sub-division under this Bye-Law, the Board may settle the same as it thinks expedient and, in particular, may arrange for the sale of the Shares representing fractions and the distribution of the net proceeds of sale in due proportion amongst the Members who would have been entitled to the fractions, and for this purpose the Board may authorise some person to transfer the Shares representing fractions to the purchaser thereof, who shall not be bound to see to the application of the purchase money nor shall his or her title to the Shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

126.	Subject to the Companies Acts and to any confirmation or consent required by law or these Bye-Laws, the Company may by Resolution from time to time convert any preference Shares into redeemable preference Shares.

Reduction of Capital

127.	Subject to the Companies Acts, the Memorandum of Association and any confirmation or consent required by law or these Bye-Laws, the Company may from time to time by Resolution authorise the reduction of its issued Share capital or any Share premium account in any manner.

128.	In relation to any such reduction, the Company may by Resolution determine the terms upon which such reduction is to be effected including, in the case of a reduction of part only of a class of Shares, those Shares to be affected.

CUSHMAN & WAKEFIELD | REDOMICILIATION PROXY STATEMENT	A-21

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Dividends and Other Payments

129.	The Board may from time to time declare dividends or distributions out of contributed surplus to be paid to the Members according to their rights and interests, including such interim dividends as appear to the Board to be justified by the position of the Company. The Board, in its discretion, may determine that any dividend shall be paid in cash or shall be satisfied, subject to the Bye-Laws relating to the capitalisation of profits, in paying up in full Shares in the Company to be issued to the Members credited as fully paid or partly paid or partly in one way and partly the other. The Board may also pay any fixed cash dividend which is payable on any Shares of the Company half yearly or on such other dates, whenever the position of the Company, in the opinion of the Board, justifies such payment.

130.	No dividend, distribution or other monies payable by the Company on or in respect of any Share shall bear interest against the Company.

131.	Any dividend, distribution or interest, or part thereof payable in cash, or any other sum payable in cash to the holder of Shares may be paid by cheque or warrant sent through the post or by courier addressed to the holder at his address in the Register or, in the case of joint holders, addressed to the holder whose name stands first in the Register in respect of the Shares at his registered address as appearing in the Register or addressed to such person at such address as the holder or joint holders may in writing direct. Every such cheque or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of the holder whose name stands first in the Register in respect of such Shares, and shall be sent at his, her or their risk and payment of the cheque or warrant by the bank on which it is drawn shall constitute a good discharge to the Company. Any one of two (2) or more joint holders may give effectual receipts for any dividends, distributions or other monies payable or property distributable in respect of the Shares held by such joint holders.

132.	Any dividend or distribution out of contributed surplus unclaimed for a period of six (6) years from the date of declaration of such dividend or distribution shall be forfeited and shall revert to the Company and the payment by the Board of any unclaimed dividend, distribution, interest or other sum payable on or in respect of the Share into a separate account shall not constitute the Company a trustee in respect thereof.

133.	The Board may also, in addition to its other powers, direct payment or satisfaction of any dividend or distribution out of contributed surplus wholly or in part by the distribution of specific assets, and in particular of paid-up shares or debentures of any other company, and where any difficulty arises in regard to such distribution or dividend, the Board may settle it as it thinks expedient, and in particular, may authorise any person to sell and transfer any fractions or may ignore fractions altogether, and may fix the value for distribution or dividend purposes of any such specific assets and may determine that cash payments shall be made to any Members upon the footing of the values so fixed in order to secure equality of distribution and may vest any such specific assets in trustees as may seem expedient to the Board, provided that such dividend or distribution may not be satisfied by the distribution of any partly paid shares or debentures of any company without the sanction of a Resolution.

Reserves

134.	The Board may, before declaring any dividend or distribution out of contributed surplus, set aside such sums as it thinks proper as a reserve or reserves which shall, at the discretion of the Board, be applicable for any purpose of the Company, and pending such application may, in its discretion, be employed in the business of the Company or be invested in such manner as the Board may from time to time think fit. The Board may also without placing the same to reserve carry forward any sums which they think it prudent not to distribute.

CUSHMAN & WAKEFIELD | REDOMICILIATION PROXY STATEMENT	A-22

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Capitalisation of Profits

135.	The Board may from time to time resolve to capitalise all or any part of any amount for the time being standing to the credit of any reserve or fund which is available for distribution or to the credit of any Share premium account and accordingly that such amount be set free for distribution amongst the Members or any class of Members who would be entitled thereto if distributed by way of dividend and in the same proportions, on the footing that the same be not paid in cash but be applied either in or towards paying up amounts for the time being unpaid on any Shares in the Company held by such Members respectively or in payment up in full of unissued Shares, debentures or other obligations of the Company, to be allotted and distributed credited as fully paid amongst such Members, or partly in one way and partly in the other, provided that for the purpose of this Bye-Law, a Share premium account may be applied only in paying up of unissued Shares to be issued to such Members credited as fully paid.

Record Date

136.	Notwithstanding any other provisions of these Bye-Laws, the Board (or the Members by Resolution) may fix any date as the record date for any dividend, distribution, allotment or issue and for the purpose of identifying the persons entitled to receive notices of any general meeting and to vote at any general meeting. Any such record date may be on or at any time before or after any date on which such dividend, distribution, allotment or issue is declared, paid or made or such notice is despatched.

Accounting Records

137.	The Board shall cause to be kept accounting records sufficient to give a true and fair view of the state of the Company’s affairs and to show and explain its transactions and otherwise in accordance with the Companies Acts.

Service of Notices and Documents

138.	Any notice or other document (including but not limited to a Share certificate, any notice of a general meeting of the Company, any instrument of proxy and any records of account) may be sent to, served on or delivered to any Member by the Company

(a)	personally;

(b)	by sending it through the post (by airmail where applicable) in a pre-paid letter addressed to such Member at his or her address as appearing in the Register;

(c)	by sending it by courier to or leaving it at the Member’s address appearing in the Register;

(d)	where applicable, by sending it by email or facsimile or other mode of representing or reproducing words in a legible and non-transitory form or by sending an Electronic Record of it by electronic means, in each case to an address or number supplied by such Member for the purposes of communication in such manner; or

(e)	by publication of an Electronic Record of it on a website and notification of such publication (which shall include the address of the website, the place on the website where the document may be found, and how the document may be accessed on the website) by any of the methods referenced above, in accordance with the Companies Acts.

In the case of joint holders of a Share, service or delivery of any notice or other document on or to one of the joint holders shall for all purposes be deemed as sufficient service on or delivery to all the joint holders.

139.	Any notice or other document shall be deemed to have been served on or delivered to any Member by the Company

(a)	if sent by personal delivery, at the time of delivery;

(b)	if sent by post, forty-eight (48) hours after it was put in the post;

CUSHMAN & WAKEFIELD | REDOMICILIATION PROXY STATEMENT	A-23

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(c)	if sent by courier or facsimile, twenty-four (24) hours after sending;

(d)	if sent by email or other mode of representing or reproducing words in a legible and non-transitory form or as an Electronic Record by electronic means, twelve (12) hours after sending; or

(e)	if published as an Electronic Record on a website, at the time that the notification of such publication shall be deemed to have been delivered to such Member,

and in proving such service or delivery, it shall be sufficient to prove that the notice or document was properly addressed and stamped and put in the post, published on a website in accordance with the Companies Acts and the provisions of these Bye-Laws, or sent by courier, facsimile, email or as an Electronic Record by electronic means, as the case may be, in accordance with these Bye-Laws.

Each Member and each person becoming a Member subsequent to the adoption of these Bye-Laws, by virtue of its holding or its acquisition and continued holding of a Share, as applicable, shall be deemed to have acknowledged and agreed that any notice or other document (excluding a Share certificate) may be provided by the Company by way of accessing them on a website instead of being provided by other means.

140.	Any notice or other document delivered, sent or given to a Member in any manner permitted by these Bye-Laws shall, notwithstanding that such Member is then dead or bankrupt or that any other event has occurred, and whether or not the Company has notice of the death or bankruptcy or other event, be deemed to have been duly served or delivered in respect of any Share registered in the name of such Member as sole or joint holder unless his or her name shall, at the time of the service or delivery of the notice or document, have been removed from the Register as the holder of the Share, and such service or delivery shall for all purposes be deemed as sufficient service or delivery of such notice or document on all persons interested (whether jointly with or as claiming through or under him or her) in the Share.

141.	Save as otherwise provided, the provisions of these Bye-Laws as to service of notices and other documents on Members shall mutatis mutandis apply to service or delivery of notices and other documents to the Company or any Director or Resident Representative pursuant to these Bye-Laws.

Indemnity

142.	Subject to the proviso below, every Indemnified Person shall be indemnified and held harmless out of the assets of the Company against all liabilities, loss, damage, cost or expense (including but not limited to liabilities under contract, tort and statute or any applicable foreign law or regulation and all reasonable legal and other costs including defence costs incurred in defending any legal proceedings whether civil or criminal and expenses on a full indemnity basis properly payable) incurred or suffered by him or her by or by reason of any act done, conceived in or omitted in the conduct of the Company’s business or in the discharge of his or her duties and the indemnity contained in this Bye-Law shall extend to any Indemnified Person acting in any office or trust in the reasonable belief that he or she has been appointed or elected to such office or trust notwithstanding any defect in such appointment or election PROVIDED ALWAYS that the indemnity contained in this Bye-Law shall not extend to any matter which would render it void pursuant to the Companies Acts.

143.	No Indemnified Person shall be liable to the Company for acts, defaults or omissions of any other Indemnified Person.

144.	To the extent that any Indemnified Person is entitled to claim an indemnity pursuant to these Bye-Laws in respect of amounts paid or discharged by him or her, the relevant indemnity shall take effect as an obligation of the Company to reimburse the person making such payment or effecting such discharge.

145.	Each Member agrees to waive any claim or right of action such Member may at any time have, whether individually or by or in the right of the Company, against any Indemnified Person on account of any act or omission of such Indemnified Person in the performance of his or her duties for the Company; PROVIDED HOWEVER, that such waiver shall not apply to any claims or rights of action arising out of the fraud or dishonesty of such Indemnified Person or to recover any gain, personal profit or advantage to which such Indemnified Person is not legally entitled.

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146.	The Company may advance moneys to any Indemnified Person for the costs, charges, and expenses incurred by the Indemnified Person in defending any civil or criminal proceedings against them, on condition and receipt of an undertaking in a form satisfactory to the Company that the Indemnified Person shall repay such portion of the advance attributable to any claim of fraud or dishonesty if such a claim is proved against the Indemnified Person.

147.	The advance of moneys would not be paid unless the advance was duly authorized upon a determination that the indemnification of the Indemnified Person was appropriate because the Indemnified Person had met the standard of conduct which would entitle the Indemnified Person to indemnification and further the determination referred to above must be made by a majority vote of the Board at a meeting duly constituted by a quorum of Directors not party to the proceedings in respect of which the indemnification is, or would be, claimed; or, in the case such meeting cannot be constituted by lack of disinterested quorum by an independent third party; or, alternatively, by a majority vote of the Members.

Continuation

148.	Subject to the Companies Acts, the Board may approve the discontinuation of the Company in Bermuda and the continuation of the Company in a jurisdiction outside Bermuda. The Board, having resolved to approve the discontinuation of the Company, may further resolve not to proceed with any application to discontinue the Company in Bermuda or may vary such application as it sees fit.

Amalgamation, Merger and/or Consolidation

149.	Any amalgamation, merger or consolidation of the Company to be effected in any manner provided for in the Companies Acts with any other company or companies, wherever incorporated, shall require the approval of the Members, by a resolution of the holders of a majority of the issued Shares of the Company entitled to vote in person or by proxy at a general meeting of the Company, and the quorum for such meeting shall be that required in Bye-Law 7.

Winding-Up

150.	The Directors shall have power, in the name and on behalf of the Company, to present a petition to the Bermuda court for the Company to be wound up.

151.	Upon the voluntary winding up of the Company, the liquidator may, with the sanction of a Resolution of the Members, divide amongst the Members, in specie or in kind, the whole or any part of the assets of the Company, whether or not such assets consist of property of the same kind. For such purpose, the liquidator may set such value as he or she deems fair on any property to be divided and may determine how the division shall be carried out between the Members or any classes of Members. The liquidator may, with like sanction, vest the whole or any part of the assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but no Member shall be compelled to accept any asset upon which there is a liability or potential liability for the owner, without the consent of that Member.

Changes to Constitutional Documents

152.	Subject to the Companies Acts, neither the Bye-Laws nor the Memorandum of Association may be amended, in whole or in part, without the approval of:

(a)	the Board, decided at a meeting by a majority of votes, and

(b)	the Members, by a resolution of the holders of a majority of the issued Shares of the Company entitled to vote in person or by proxy at a general meeting of the Company and the quorum for such meeting shall be that required in Bye-Law 7.

CUSHMAN & WAKEFIELD | REDOMICILIATION PROXY STATEMENT	A-25

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Forum/Governing Law

153.	Unless a majority of the Board, acting on behalf of the Company consents in writing to the selection of an alternative forum in the United States, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the U.S. Securities Act of 1933, as amended (the Securities Act).

154.	Save in respect of any cause of action arising under the Securities Act, by subscribing for or acquiring Shares, each Member submits to the exclusive jurisdiction of the courts of Bermuda all disputes (a) between himself or herself (in that Member’s capacity as such) and the Company or a Director, (b) related to or connected with any derivative claim in respect of a cause of action vested in the Company or seeking relief on behalf of the Company, against the Company and/or the Board and/or any of the directors, former directors, officers or other employees or Members individually, (c) arising out of or in connection with these Bye-Laws, or (d) otherwise, to the maximum extent permitted by applicable law. To the fullest extent permitted by law, any person purchasing or otherwise acquiring any interest in Shares in the capital of the Company shall be deemed to have notice of and consented to the provisions of Bye-Laws 153 to 155.

155.	The governing law of these Bye-Laws is the law of the Islands of Bermuda and these Bye-Laws shall be interpreted in accordance with the laws of Bermuda.

Other Depositary Interests

156.	The Directors shall, subject always to applicable law and the provisions of these Bye-Laws, have power to implement or approve (or both) any arrangements which they may, in their absolute discretion, think fit in relation to (without limitation) the evidencing of title to and transfer of Depositary Interests or similar interests in shares.

157.	The Directors may from time to time take such actions and do such things as they may, in their absolute direction, think fit in relation to the operation of any such arrangements under Bye-Law 156 including, without limitation, treating Depositary Interest Holders as if they were holders directly of the shares or interests in shares represented thereby for the purposes of compliance with any obligations imposed under these Bye-Laws on members.

158.	If and to the extent that the Directors implement or approve (or both) any arrangements in relation to the evidencing of title to and transfer of Depositary Interests or similar interests in shares in accordance with Bye-Laws 157 and 158, the Directors shall ensure that such arrangements provide (in so far as is practicable):

(a)	a Depositary Interest Holder with the same or equivalent rights as a member of the Company, including, without limitation, in relation to the exercise of voting rights and provision of information; and

(b)	the Company and the Directors with the same or equivalent powers as given under these Bye-Laws in respect of a member of the Company, so that such power may be exercised against a Depositary Interest Holder and the shares or interest in shares represented by such Depositary Interest Holder.

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CUSHMAN & WAKEFIELD | REDOMICILIATION PROXY STATEMENT	A-26

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Cushman & Wakefield plc VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

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MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online instead of mailing this card.

Online
Go to www.envisionreports.com/CWKSPC or scan the QR code – login details are located in the shaded bar below.

Votes submitted electronically must be received by 7:00 p.m. Eastern Time, on _______, 2025.

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/CWKSPC

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Court Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the "Document").

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A Proposals – The Board of Directors recommends a vote FOR Resolution 1. THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For	Against
1. To approve the Court Meeting Resolution, a resolution to approve the Scheme as set forth in the Document.	☐	☐

IF APPOINTING A PROXY BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title. If signing on behalf of a company or partnership, please enter the full corporate or partnership name below and state your official capacity.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
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C 1234567890 J N T

1 U P X 6 6 1 4 5 2

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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046KRB

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Court Meeting Admission Ticket

Court Meeting of Cushman & Wakefield plc Shareholders
10.00 a.m. Eastern Time on ______, 2025

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the "Document").

By an order dated ______, 2025 made in the matter of Cushman & Wakefield plc ("Cushman & Wakefield"), the Court has granted permission for a meeting of the Scheme Shareholders (as defined in the Document) to be convened for the purpose of considering and if thought fit, approving (with or without modification) a scheme of arrangement pursuant to Part 26 of the Companies Act 2006 (as amended) (the "Scheme") between Cushman & Wakefield and the Scheme Shareholders (as defined in the Document), such court meeting to be held at 10.00 a.m. Eastern Time on ______, 2025 at 1290 Avenue of the Americas, 7th Floor, New York, New York 10104 (the "Court Meeting"). Before completing this form, please read the notice of the Court Meeting in the Document and the notes and instructions contained therein, which are incorporated by reference into this proxy card. If you plan to attend the Court Meeting, please tear off and keep the upper portion of this form as your ticket for admission to the Court Meeting. This ticket, along with a form of personal identification, admits the named Scheme Shareholder(s).

As described in more detail in the Document, Cushman & Wakefield is proposing to redomicile by forming a new holding company incorporated in Bermuda, Cushman & Wakefield Ltd. ("New Cushman & Wakefield"), that will become the parent company of the Cushman & Wakefield group and the issuer of the Cushman & Wakefield Shares you hold (the "Redomiciliation"). The Redomiciliation will be implemented by a Court-approved process known as a scheme of arrangement (the "Scheme") under which the Shareholders of Cushman & Wakefield will cease to be Shareholders of Cushman & Wakefield and will instead become Shareholders of New Cushman & Wakefield. The resolution set forth in this proxy card relates to the approval of the Scheme. We are separately asking the holders of Cushman & Wakefield Shares to approve certain resolutions required to implement the Scheme at a general meeting of Cushman & Wakefield (the "General Meeting"). We are also asking our Shareholders to vote, on a non-binding, advisory basis, on certain governance changes (the "Advisory Resolutions") we are proposing to implement in connection with the Redomiciliation at a separate meeting of the Shareholders (the "Shareholders Meeting"). The Scheme will only be implemented if the General Meeting Resolutions are also approved by the requisite majority at the General Meeting. However, the Advisory Resolutions are non-binding and, therefore, approval of the Advisory Resolutions is not a condition to the implementation of the Scheme. Accordingly, a vote against any of the Advisory Resolutions will not count as a vote against the Scheme. Similarly, if any of the Advisory Resolutions are not approved by the requisite majorities, the board of directors of Cushman & Wakefield (the "Board") expects to adopt the proposed New Cushman & Wakefield Bye-laws (as defined in the Document) in substantially the form attached to the Document as the Annex. However, the Board reserves the right to exercise its discretion not to adopt the terms referred to in Advisory Resolution No. 3 (Bye-law Provision: Authorization of Preference Shares) if the non-binding, advisory vote in respect of such Advisory Resolution evidences substantial Shareholder opposition.

Your vote is important. Regardless of whether you plan to attend the Court Meeting, it is important that your Scheme Shares be voted. Accordingly, we ask that you appoint a proxy in respect of your Scheme Shares as soon as possible either through the internet or by signing and returning your proxy card in the envelope provided. Each Scheme Shareholder is entitled to appoint one or more proxies to exercise all or any of its rights to attend, speak and vote on its behalf at the Court Meeting, provided that each such proxy is appointed to exercise the rights attached to a different share or shares held by that Scheme Shareholder. A proxy need not be a member of Cushman & Wakefield but must attend the meeting in person to represent you. If you plan to attend the meeting, please mark the appropriate box on the proxy.

Important Notice Regarding Internet Availability of Proxy Materials for the Court Meeting:
The Notice of Court Meeting and the Document are available at: www.envisionreports.com/CWKSPC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — Cushman & Wakefield plc

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Court Meeting — ______, 2025

Proxy Solicited by the Board of Directors for the Court Meeting

Michelle MacKay, or failing her, Noelle Perkins, or failing her, Steven Belew (or, alternatively, the person named below), is hereby appointed as the proxy of the undersigned with authority to attend and speak on behalf of the undersigned, and vote all of the Scheme Shares of Cushman & Wakefield plc (the "Company") held by the undersigned, with all of the powers which the undersigned would possess if personally present, at the meeting of the holders of Scheme Shares convened by order of the High Court of Justice of England and Wales to be held on ______, 2025 or at any adjournment or postponement thereof (the "Court Meeting"). To appoint a person as proxy other than the person nominated in this form, insert the full name in the space provided. The Court Meeting is scheduled to be held on the same day as a general meeting of Cushman & Wakefield. All previous proxies given with respect to the Court Meeting are revoked.

Shares in respect of which the proxy is appointed will be voted as directed by the Shareholder. If no such directions are indicated by marking the appropriate box with an 'X', the proxy will be invalid and the Scheme Shares will not be voted. To appoint more than one proxy in respect of your Scheme Shares, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling +1(877) 750-9497 (within the United States and Canada) or +1(412) 232-3651.

To be valid, this form must be completed and returned in the enclosed envelope to Proxy Services c/o Computershare Investor Services, PO Box 43101, Providence, RI 02040-5067 (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof unless agreed otherwise by or on behalf of the Company), or electronically at www.envisionreports.com/CWKSPC, by 7:00 p.m. Eastern Time on ______, 2025. If this proxy card is not returned by the relevant time, it may be handed to the Chair before the start of the Court Meeting and will still be valid.

(The proposal on which to be voted appears on reverse side.)

Please print the name of the person you are appointing as proxy if it is someone other than the above appointees

[ ]

C **Non-Voting Items**

Change of Address — Please print new address below.

[ ]

Comments — Please print your comments below.

[ ]

Meeting Attendance
Mark box to the right if you plan to attend the Class A Court Meeting. ☐

+

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Cushman & Wakefield plc

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas.

Court Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the "Document").

A Proposals – The Board of Directors recommends a vote FOR Resolution 1. THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For	Against
1. To approve the Court Meeting Resolution, a resolution to approve the Scheme as set forth in the Document.	☐	☐

IF APPOINTING A PROXY BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title. If signing on behalf of a company or partnership, please enter the full corporate or partnership name below and state your official capacity.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

1 U P X 6 6 1 4 5 2

046KSB

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Court Meeting Admission Ticket

Court Meeting of Cushman & Wakefield plc Shareholders
10.00 a.m. Eastern Time on ______, 2025

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the "Document").

By an order dated ______, 2025 made in the matter of Cushman & Wakefield plc ("Cushman & Wakefield"), the Court has granted permission for a meeting of the Scheme Shareholders (as defined in the Document) to be convened for the purpose of considering and if thought fit, approving (with or without modification) a scheme of arrangement pursuant to Part 26 of the Companies Act 2006 (as amended) (the "Scheme") between Cushman & Wakefield and the Scheme Shareholders (as defined in the Document), such court meeting to be held at 10.00 a.m. Eastern Time on ______, 2025 at 1290 Avenue of the Americas, 7th Floor, New York, New York 10104 (the "Court Meeting"). Before completing this form, please read the notice of the Court Meeting in the Document and the notes and instructions contained therein, which are incorporated by reference into this proxy card. If you plan to attend the Court Meeting, please tear off and keep the upper portion of this form as your ticket for admission to the Court Meeting. This ticket, along with a form of personal identification, admits the named Scheme Shareholder(s).

As described in more detail in the Document, Cushman & Wakefield is proposing to redomicile by forming a new holding company incorporated in Bermuda, Cushman & Wakefield Ltd. ("New Cushman & Wakefield"), that will become the parent company of the Cushman & Wakefield group and the issuer of the Cushman & Wakefield Shares you hold (the "Redomiciliation"). The Redomiciliation will be implemented by a Court-approved process known as a scheme of arrangement (the "Scheme") under which the Shareholders of Cushman & Wakefield will cease to be Shareholders of Cushman & Wakefield and will instead become Shareholders of New Cushman & Wakefield. The resolution set forth in this proxy card relates to the approval of the Scheme. We are separately asking the holders of Cushman & Wakefield Shares to approve certain resolutions required to implement the Scheme at a general meeting of Cushman & Wakefield (the "General Meeting"). We are also asking our Shareholders to vote, on a non-binding, advisory basis, on certain governance changes (the "Advisory Resolutions") we are proposing to implement in connection with the Redomiciliation at a separate meeting of the Shareholders (the "Shareholders Meeting"). The Scheme will only be implemented if the General Meeting Resolutions are also approved by the requisite majority at the General Meeting. However, the Advisory Resolutions are non-binding and, therefore, approval of the Advisory Resolutions is not a condition to the implementation of the Scheme. Accordingly, a vote against any of the Advisory Resolutions will not count as a vote against the Scheme. Similarly, if any of the Advisory Resolutions are not approved by the requisite majorities, the board of directors of Cushman & Wakefield (the "Board") expects to adopt the proposed New Cushman & Wakefield Bye-laws (as defined in the Document) in substantially the form attached to the Document as the Annex. However, the Board reserves the right to exercise its discretion not to adopt the terms referred to in Advisory Resolution No. 3 (Bye-law Provision: Authorization of Preference Shares) if the non-binding, advisory vote in respect of such Advisory Resolution evidences substantial Shareholder opposition.

Your vote is important. Regardless of whether you plan to attend the Court Meeting, it is important that your Scheme Shares be voted. Accordingly, we ask that you appoint a proxy in respect of your Scheme Shares as soon as possible either through the internet or by signing and returning your proxy card in the envelope provided. Each Scheme Shareholder is entitled to appoint one or more proxies to exercise all or any of its rights to attend, speak and vote on its behalf at the Court Meeting, provided that each such proxy is appointed to exercise the rights attached to a different share or shares held by that Scheme Shareholder. A proxy need not be a member of Cushman & Wakefield but must attend the meeting in person to represent you. If you plan to attend the meeting, please mark the appropriate box on the proxy.

Important Notice Regarding Internet Availability of Proxy Materials for the Court Meeting:
The Notice of Court Meeting and the Document are available at: www.envisionreports.com/CWKSPC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — Cushman & Wakefield plc

+

Court Meeting — ______, 2025

Proxy Solicited by the Board of Directors for the Court Meeting

Michelle MacKay, or failing her, Noelle Perkins, or failing her, Steven Belew (or, alternatively, the person named below), is hereby appointed as the proxy of the undersigned with authority to attend and speak on behalf of the undersigned, and vote all of the Scheme Shares of Cushman & Wakefield plc (the "Company") held by the undersigned, with all of the powers which the undersigned would possess if personally present, at the meeting of the holders of Scheme Shares convened by order of the High Court of Justice of England and Wales to be held on ______, 2025 or at any adjournment or postponement thereof (the "Court Meeting"). To appoint a person as proxy other than the person nominated in this form, insert the full name in the space provided. The Court Meeting is scheduled to be held on the same day as a general meeting of Cushman & Wakefield. All previous proxies given with respect to the Court Meeting are revoked.

Shares in respect of which the proxy is appointed will be voted as directed by the Shareholder. If no such directions are indicated by marking the appropriate box with an 'X', the proxy will be invalid and the Scheme Shares will not be voted. To appoint more than one proxy in respect of your Scheme Shares, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling +1(877) 750-9497 (within the United States and Canada) or +1(412) 232-3651.

To be valid, this form must be completed and returned in the enclosed envelope to Proxy Services c/o Computershare Investor Services, PO Box 43101, Providence, RI 02040-5067 (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof unless agreed otherwise by or on behalf of the Company), or electronically at www.envisionreports.com/CWKSPC, by 7:00 p.m. Eastern Time on ______, 2025. If this proxy card is not returned by the relevant time, it may be handed to the Chair before the start of the Court Meeting and will still be valid.

(The proposal on which to be voted appears on reverse side.)

Please print the name of the person you are appointing as proxy if it is someone other than the above appointees

[ ]

+

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C123456789

Cushman & Wakefield plc

VOTE

ENDORSEMENT_LINE______________ SACKPACK_____________

000001

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Your vote matters – here's how to vote!

You may vote online instead of mailing this card.

Online
Go to www.envisionreports.com/CWKSPC or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 7:00 p.m. Eastern Time, on __________, 2025.

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/CWKSPC

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

General Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the "Document").

A Proposals — The Board of Directors recommends a vote FOR Resolutions 1-5. THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For	Against	Abstain
5. To approve the General Meeting Adjournment Resolution, a proposal to approve the adjournment of the General Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Scheme Resolutions.	☐	☐	☐

IF APPOINTING A PROXY BY MAIL, YOU MUST COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD.

C 1234567890 J N T
1 U P X 6 6 1 4 5 2

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

046KPC

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General Meeting Admission Ticket

General Meeting of Cushman & Wakefield plc Shareholders

10.15 a.m. Eastern Time on ______, 2025

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the "Document").

A general meeting of Cushman & Wakefield plc ("Cushman & Wakefield") will be held at 10.15 a.m. Eastern Time, at 1290 Avenue of the Americas, 7th Floor, New York, New York 10104 on ______, 2025 (the "General Meeting"). If you plan to attend the General Meeting, please tear off and keep the upper portion of this form as your ticket for admission to the meeting General Meeting. This ticket, along with a form of personal identification, admits the named Shareholder(s).

Your vote is important. Regardless of whether you plan to attend the General Meeting, it is important that your Cushman & Wakefield Shares be voted. Accordingly, we ask that you appoint a proxy in respect of your Cushman & Wakefield Shares as soon as possible either through the internet or by signing and returning your proxy card in the envelope provided. Each holder of Cushman & Wakefield Shares is entitled to appoint one or more proxies to exercise all or any of its rights to attend, speak and vote on its behalf at the General Meeting, provided that each such proxy is appointed to exercise the rights attached to a different share or shares held by that holder of Cushman & Wakefield Shares. A proxy need not be a member of Cushman & Wakefield but must attend the meeting in person to represent you. If you plan to attend the meeting, please mark the appropriate box on the proxy.

Return of a proxy card will not preclude you from attending, speaking and voting in person at the General Meeting, or any adjournment thereof, should you wish to and be entitled to do so. Holders of Cushman & Wakefield Shares must complete separate proxy cards for the General Meeting, the Court Meeting and the Shareholders Meeting. A holder of Cushman & Wakefield Shares which is a corporation may authorize a person or persons to act as its representative(s) at the General Meeting. Each such representative may exercise (on behalf of the corporation) the same powers as the corporation could exercise if it were an individual member of Cushman & Wakefield, provided that they do not do so in relation to the same Cushman & Wakefield Shares.

Important Notice Regarding Internet Availability of Proxy Materials for the General Meeting:
The Notice of General Meeting and the Document are available at: www.envisionreports.com/CWKSPC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — Cushman & Wakefield plc

General Meeting of Shareholders — ______, 2025

Proxy Solicited by the Board of Directors for the General Meeting

Michelle MacKay, or failing her, Noelle Perkins, or failing her, Steven Belew (or, alternatively, the person named below), is hereby appointed as the proxy of the undersigned with authority to attend and speak on behalf of the undersigned, and vote all of the ordinary shares of Cushman & Wakefield plc (the "Company") held by the undersigned, with all of the powers which the undersigned would possess if personally present, at the general meeting of Shareholders of the Company to be held on ______, 2025 or at any adjournment or postponement thereof (the "General Meeting"). To appoint a person as proxy other than the person nominated in this form, insert the full name in the space provided. All previous proxies given with respect to the General Meeting are revoked.

Cushman & Wakefield Shares in respect of which the proxy is appointed will be voted as directed by the Shareholder. If no such directions are indicated by marking the appropriate box with an 'X', the proxy will have authority to vote or abstain from voting the Cushman & Wakefield Shares in respect of which the proxy is appointed, at his or her discretion. In the event that any other matter may properly come before the General Meeting, or any postponement or adjournment thereof, the proxy is authorized to vote or abstain from voting the Cushman & Wakefield Shares in respect of which the proxy is appointed, at his or her discretion. If you appoint the default proxy nominated on this proxy card (being Michelle MacKay, or failing her, Noelle Perkins, or failing her, Steven Belew) and do not direct him or her how to vote the Cushman & Wakefield Shares in respect of which he or she is appointed, the default proxy's current intention is to vote in favor of each of the resolutions. To appoint more than one proxy in respect of your Cushman & Wakefield Shares, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling +1(877) 750-9497 (within the United States and Canada) or +1(412) 232-3651.

To be valid, this form must be completed and returned in the enclosed envelope to Proxy Services c/o Computershare Investor Services, PO Box 43101, Providence, RI 02040-5067 (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof unless agreed otherwise by or on behalf of the Company), or electronically at www.envisionreports.com/CWKSPC, by 7:00 p.m. Eastern Time on ______, 2025. In the case of joint holders, the vote the senior holder tenders, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.

Please print the name of the person you are appointing as proxy if it is someone other than the above appointees

(Proposals on which to be voted appear on reverse side.)

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the General Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title. If signing on behalf of a company or partnership, please enter the full corporate or partnership name below and state your official capacity.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Back to Contents

Cushman & Wakefield plc

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas.

General Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the "Document").

A Proposals — The Board of Directors recommends a vote FOR Resolutions 1-5. THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For	Against	Abstain
5. To approve the General Meeting Adjournment Resolution, a proposal to approve the adjournment of the General Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Scheme Resolutions.	☐	☐	☐

IF APPOINTING A PROXY BY MAIL, YOU MUST COMPLETE SECTIONS A – B ON BOTH SIDES OF THIS CARD.

1 U P X 6 6 1 4 5 2

046KQC

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General Meeting Admission Ticket

General Meeting of Cushman & Wakefield plc Shareholders

10.15 a.m. Eastern Time on ______, 2025

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the "Document").

A general meeting of Cushman & Wakefield plc ("Cushman & Wakefield") will be held at 10.15 a.m. Eastern Time, at 1290 Avenue of the Americas, 7th Floor, New York, New York 10104 on ______, 2025 (the "General Meeting"). If you plan to attend the General Meeting, please tear off and keep the upper portion of this form as your ticket for admission to the meeting General Meeting. This ticket, along with a form of personal identification, admits the named Shareholder(s).

Your vote is important. Regardless of whether you plan to attend the General Meeting, it is important that your Cushman & Wakefield Shares be voted. Accordingly, we ask that you appoint a proxy in respect of your Cushman & Wakefield Shares as soon as possible either through the internet or by signing and returning your proxy card in the envelope provided. Each holder of Cushman & Wakefield Shares is entitled to appoint one or more proxies to exercise all or any of its rights to attend, speak and vote on its behalf at the General Meeting, provided that each such proxy is appointed to exercise the rights attached to a different share or shares held by that holder of Cushman & Wakefield Shares. A proxy need not be a member of Cushman & Wakefield but must attend the meeting in person to represent you. If you plan to attend the meeting, please mark the appropriate box on the proxy.

Return of a proxy card will not preclude you from attending, speaking and voting in person at the General Meeting, or any adjournment thereof, should you wish to and be entitled to do so. Holders of Cushman & Wakefield Shares must complete separate proxy cards for the General Meeting, the Court Meeting and the Shareholders Meeting. A holder of Cushman & Wakefield Shares which is a corporation may authorize a person or persons to act as its representative(s) at the General Meeting. Each such representative may exercise (on behalf of the corporation) the same powers as the corporation could exercise if it were an individual member of Cushman & Wakefield, provided that they do not do so in relation to the same Cushman & Wakefield Shares.

Important Notice Regarding Internet Availability of Proxy Materials for the General Meeting:
The Notice of General Meeting and the Document are available at: www.envisionreports.com/CWKSPC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — Cushman & Wakefield plc

General Meeting of Shareholders — ______, 2025

Proxy Solicited by the Board of Directors for the General Meeting

Michelle MacKay, or failing her, Noelle Perkins, or failing her, Steven Belew (or, alternatively, the person named below), is hereby appointed as the proxy of the undersigned with authority to attend and speak on behalf of the undersigned, and vote all of the ordinary shares of Cushman & Wakefield plc (the "Company") held by the undersigned, with all of the powers which the undersigned would possess if personally present, at the general meeting of Shareholders of the Company to be held on ______, 2025 or at any adjournment or postponement thereof (the "General Meeting"). To appoint a person as proxy other than the person nominated in this form, insert the full name in the space provided. All previous proxies given with respect to the General Meeting are revoked.

Cushman & Wakefield Shares in respect of which the proxy is appointed will be voted as directed by the Shareholder. If no such directions are indicated by marking the appropriate box with an 'X', the proxy will have authority to vote or abstain from voting the Cushman & Wakefield Shares in respect of which the proxy is appointed, at his or her discretion. In the event that any other matter may properly come before the General Meeting, or any postponement or adjournment thereof, the proxy is authorized to vote or abstain from voting the Cushman & Wakefield Shares in respect of which the proxy is appointed, at his or her discretion. If you appoint the default proxy nominated on this proxy card (being Michelle MacKay, or failing her, Noelle Perkins, or failing her, Steven Belew) and do not direct him or her how to vote the Cushman & Wakefield Shares in respect of which he or she is appointed, the default proxy's current intention is to vote in favor of each of the resolutions. To appoint more than one proxy in respect of your Cushman & Wakefield Shares, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling +1(877) 750-9497 (within the United States and Canada) or +1(412) 232-3651.

To be valid, this form must be completed and returned in the enclosed envelope to Proxy Services c/o Computershare Investor Services, PO Box 43101, Providence, RI 02040-5067 (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof unless agreed otherwise by or on behalf of the Company), or electronically at www.envisionreports.com/CWKSPC, by 7:00 p.m. Eastern Time on ______, 2025. In the case of joint holders, the vote the senior holder tenders, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.

Please print the name of the person you are appointing as proxy if it is someone other than the above appointees

(Proposals on which to be voted appear on reverse side.)

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title. If signing on behalf of a company or partnership, please enter the full corporate or partnership name below and state your official capacity.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

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Cushman & Wakefield plc

VOTE

C123456789

ENDORSEMENT_LINE______________ SACKPACK_____________

000001

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Your vote matters – here's how to vote!

You may vote online instead of mailing this card.

Online
Go to www.envisionreports.com/CWKSPC or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 7:00 p.m. Eastern Time, on _______, 2025.

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/CWKSPC

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Shareholders Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the "Document").

A Proposals — The Board of Directors recommends a vote FOR Resolutions 1-4. THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.

Proposal	For	Against	Abstain
1. To approve Advisory Resolution No. 1, Bye-law Provision: Board Declassification, a proposal seeking our Shareholders' views, on a non-binding, advisory basis, on the declassification of the New Cushman & Wakefield Board.	☐	☐	☐
2. To approve Advisory Resolution No. 2, Bye-law Provision: Business Combinations, a proposal seeking our Shareholders' views, on a non-binding, advisory basis, on the approval threshold in the New Cushman & Wakefield Bye-laws for mergers and certain other business combinations.	☐	☐	☐
3. To approve Advisory Resolution No. 3, Bye-law Provision: Authorization of Preference Shares, a proposal seeking our Shareholders' views, on a non-binding, advisory basis, on the authorization of preference shares in the New Cushman & Wakefield Bye-laws.	☐	☐	☐
4. To approve the Shareholders Meeting Adjournment Resolution, a proposal to approve the adjournment of the Shareholders Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Advisory Resolutions.	☐	☐	☐

IF APPOINTING A PROXY BY MAIL, YOU MUST COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title. If signing on behalf of a company or partnership, please enter the full corporate or partnership name below and state your official capacity.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 6 6 1 4 5 2

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

046KTC

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Shareholders Meeting Admission Ticket

Shareholders Meeting of Cushman & Wakefield plc Shareholders

10.30 a.m. Eastern Time on ______, 2025

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the "Document").

Cushman & Wakefield plc's ("Cushman & Wakefield") meeting of holders of Cushman & Wakefield Shares will be held at 10.30 a.m. Eastern Time, at 1290 Avenue of the Americas, 7th Floor, New York, New York 10104 on ______, 2025 (the "Shareholders Meeting"). If you plan to attend the Shareholders Meeting, please tear off and keep the upper portion of this form as your ticket for admission to the Shareholders Meeting. This ticket, along with a form of personal identification, admits the named Shareholder(s).

As described in more detail in the Document, Cushman & Wakefield is proposing to redomicile by forming a new holding company incorporated in Bermuda, Cushman & Wakefield Ltd. ("New Cushman & Wakefield"), that will become the parent company of the Cushman & Wakefield group and the issuer of the Cushman & Wakefield Shares you hold (the "Redomiciliation"). The Redomiciliation will be implemented by a Court-approved process known as a scheme of arrangement (the "Scheme") under which the Shareholders of Cushman & Wakefield will cease to be Shareholders of Cushman & Wakefield and will instead become Shareholders of New Cushman & Wakefield. The resolutions set forth in this proxy card relate to certain governance changes we are proposing to implement in connection with the Redomiciliation (the "Advisory Resolutions"). Due to applicable rules and regulations of the U.S. Securities and Exchange Commission, we are asking our Shareholders to vote, on a non-binding, advisory basis, on the Advisory Resolutions at the Shareholders Meeting. We are separately asking Scheme Shareholders to approve the Scheme at a meeting convened by order of the Court pursuant to Part 26 of the Companies Act 2006 (the "Court Meeting"). We are also asking the holders of Cushman & Wakefield Shares to vote on certain approvals required to implement the Scheme at a general meeting of Cushman & Wakefield (the "General Meeting").

Your vote is important. Regardless of whether you plan to attend the Shareholders Meeting, it is important that your Cushman & Wakefield Shares be voted. Accordingly, we ask that you appoint a proxy in respect of your Cushman & Wakefield Shares as soon as possible either through the internet or by signing and returning your proxy card in the envelope provided. Each holder of Cushman & Wakefield Shares is entitled to appoint one or more proxies to exercise all or any of its rights to attend, speak and vote on its behalf at the Shareholders Meeting, provided that each such proxy is appointed to exercise the rights attached to a different share or shares held by that holder of Cushman & Wakefield Shares. A proxy need not be a member of Cushman & Wakefield but must attend the meeting in person to represent you. If you plan to attend the meeting, please mark the appropriate box on the proxy.

Return of a proxy card will not preclude you from attending, speaking and voting in person at the Shareholders Meeting, or any adjournment thereof, should you wish to and be entitled to do so. Holders of Cushman & Wakefield Shares must complete separate proxy cards for the Shareholders Meeting, the Court Meeting and the General Meeting. A holder of Cushman & Wakefield Shares which is a corporation may authorize a person or persons to act as its representative(s) at the Shareholders Meeting. Each such representative may exercise (on behalf of the corporation) the same powers as the corporation could exercise if it were an individual member of Cushman & Wakefield, provided that they do not do so in relation to the same Cushman & Wakefield Shares.

Important Notice Regarding Internet Availability of Proxy Materials for the Shareholders Meeting:
The Notice of Shareholders Meeting and the Document are available at: www.envisionreports.com/CWKSPC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Cushman & Wakefield plc

Shareholders Meeting — ______, 2025

Proxy Solicited by the Board of Directors for the Shareholders Meeting

Michelle MacKay, or failing her, Noelle Perkins, or failing her, Steven Belew (or, alternatively, the person named below), is hereby appointed as the proxy of the undersigned with authority to attend and speak on behalf of the undersigned, and vote all of the ordinary shares of Cushman & Wakefield plc (the "Company") held by the undersigned, with all of the powers which the undersigned would possess if personally present, at the meeting of holders of Cushman & Wakefield Shares to be held on ______, 2025 or at any adjournment or postponement thereof (the "Shareholders Meeting"). To appoint a person as proxy other than the person nominated in this form, insert the full name in the space provided. All previous proxies given with respect to the Shareholders Meeting are revoked.

Cushman & Wakefield Shares in respect of which the proxy is appointed will be voted as directed by the Shareholder. If no such directions are indicated by marking the appropriate box with an 'X', the proxy will have authority to vote or abstain from voting the Cushman & Wakefield Shares in respect of which the proxy is appointed, at his or her discretion. In the event that any other matter may properly come before the Shareholders Meeting, or any postponement or adjournment thereof, the proxy is authorized to vote or abstain from voting the Cushman & Wakefield Shares in respect of which the proxy is appointed, at his or her discretion. If you appoint the default proxy nominated on this proxy card (being Michelle MacKay, or failing her, Noelle Perkins, or failing her, Steven Belew) and do not direct him or her how to vote the Cushman & Wakefield Shares in respect of which he or she is appointed, the default proxy's current intention is to vote in favor of each of the resolutions. To appoint more than one proxy in respect of your Cushman & Wakefield Shares, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling +1(877) 750-9497 (within the United States and Canada) or +1(412) 232-3651.

To be valid, this form must be completed and returned in the enclosed envelope to Proxy Services c/o Computershare Investor Services, PO Box 43101, Providence, RI 02040-5067 (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof unless agreed otherwise by or on behalf of the Company), or electronically at www.envisionreports.com/CWKSPC, by 7:00 p.m. Eastern Time on ______, 2025. In the case of joint holders, the vote the senior holder tenders, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.

(Proposals on which to be voted appear on reverse side.)

Please print the name of the person you are appointing as proxy if it is someone other than the above appointees

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Shareholders Meeting. ☐

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Cushman & Wakefield plc VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas.

Shareholders Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the "Document").

A Proposals — The Board of Directors recommends a vote FOR Resolutions 1-4. THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.

Proposal	For	Against	Abstain
1. To approve Advisory Resolution No. 1, Bye-law Provision: Board Declassification, a proposal seeking our Shareholders' views, on a non-binding, advisory basis, on the declassification of the New Cushman & Wakefield Board.	☐	☐	☐
2. To approve Advisory Resolution No. 2, Bye-law Provision: Business Combinations, a proposal seeking our Shareholders' views, on a non-binding, advisory basis, on the approval threshold in the New Cushman & Wakefield Bye-laws for mergers and certain other business combinations.	☐	☐	☐
3. To approve Advisory Resolution No. 3, Bye-law Provision: Authorization of Preference Shares, a proposal seeking our Shareholders' views, on a non-binding, advisory basis, on the authorization of preference shares in the New Cushman & Wakefield Bye-laws.	☐	☐	☐
4. To approve the Shareholders Meeting Adjournment Resolution, a proposal to approve the adjournment of the Shareholders Meeting, if necessary, to solicit additional votes if there are insufficient votes in favor of the Advisory Resolutions.	☐	☐	☐

IF APPOINTING A PROXY BY MAIL, YOU MUST COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title. If signing on behalf of a company or partnership, please enter the full corporate or partnership name below and state your official capacity.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

1 U P X 6 6 1 4 5 2

046KUC

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Shareholders Meeting Admission Ticket

Shareholders Meeting of Cushman & Wakefield plc Shareholders

10.30 a.m. Eastern Time on ______, 2025

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to them in the accompanying proxy statement / scheme circular (the "Document").

Cushman & Wakefield plc's ("Cushman & Wakefield") meeting of holders of Cushman & Wakefield Shares will be held at 10.30 a.m. Eastern Time, at 1290 Avenue of the Americas, 7th Floor, New York, New York 10104 on ______, 2025 (the "Shareholders Meeting"). If you plan to attend the Shareholders Meeting, please tear off and keep the upper portion of this form as your ticket for admission to the Shareholders Meeting. This ticket, along with a form of personal identification, admits the named Shareholder(s).

As described in more detail in the Document, Cushman & Wakefield is proposing to redomicile by forming a new holding company incorporated in Bermuda, Cushman & Wakefield Ltd. ("New Cushman & Wakefield"), that will become the parent company of the Cushman & Wakefield group and the issuer of the Cushman & Wakefield Shares you hold (the "Redomiciliation"). The Redomiciliation will be implemented by a Court-approved process known as a scheme of arrangement (the "Scheme") under which the Shareholders of Cushman & Wakefield will cease to be Shareholders of Cushman & Wakefield and will instead become Shareholders of New Cushman & Wakefield. The resolutions set forth in this proxy card relate to certain governance changes we are proposing to implement in connection with the Redomiciliation (the "Advisory Resolutions"). Due to applicable rules and regulations of the U.S. Securities and Exchange Commission, we are asking our Shareholders to vote, on a non-binding, advisory basis, on the Advisory Resolutions at the Shareholders Meeting. We are separately asking Scheme Shareholders to approve the Scheme at a meeting convened by order of the Court pursuant to Part 26 of the Companies Act 2006 (the "Court Meeting"). We are also asking the holders of Cushman & Wakefield Shares to vote on certain approvals required to implement the Scheme at a general meeting of Cushman & Wakefield (the "General Meeting").

Your vote is important. Regardless of whether you plan to attend the Shareholders Meeting, it is important that your Cushman & Wakefield Shares be voted. Accordingly, we ask that you appoint a proxy in respect of your Cushman & Wakefield Shares as soon as possible either through the internet or by signing and returning your proxy card in the envelope provided. Each holder of Cushman & Wakefield Shares is entitled to appoint one or more proxies to exercise all or any of its rights to attend, speak and vote on its behalf at the Shareholders Meeting, provided that each such proxy is appointed to exercise the rights attached to a different share or shares held by that holder of Cushman & Wakefield Shares. A proxy need not be a member of Cushman & Wakefield but must attend the meeting in person to represent you. If you plan to attend the meeting, please mark the appropriate box on the proxy.

Return of a proxy card will not preclude you from attending, speaking and voting in person at the Shareholders Meeting, or any adjournment thereof, should you wish to and be entitled to do so. Holders of Cushman & Wakefield Shares must complete separate proxy cards for the Shareholders Meeting, the Court Meeting and the General Meeting. A holder of Cushman & Wakefield Shares which is a corporation may authorize a person or persons to act as its representative(s) at the Shareholders Meeting. Each such representative may exercise (on behalf of the corporation) the same powers as the corporation could exercise if it were an individual member of Cushman & Wakefield, provided that they do not do so in relation to the same Cushman & Wakefield Shares.

**Important Notice Regarding Internet Availability of Proxy Materials for the Shareholders Meeting:
The Notice of Shareholders Meeting and the Document are available at: www.envisionreports.com/CWKSPC**

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Cushman & Wakefield plc

+

Shareholders Meeting — ______, 2025

Proxy Solicited by the Board of Directors for the Shareholders Meeting

Michelle MacKay, or failing her, Noelle Perkins, or failing her, Steven Belew (or, alternatively, the person named below), is hereby appointed as the proxy of the undersigned with authority to attend and speak on behalf of the undersigned, and vote all of the ordinary shares of Cushman & Wakefield plc (the "Company") held by the undersigned, with all of the powers which the undersigned would possess if personally present, at the meeting of holders of Cushman & Wakefield Shares to be held on ______, 2025 or at any adjournment or postponement thereof (the "Shareholders Meeting"). To appoint a person as proxy other than the person nominated in this form, insert the full name in the space provided. All previous proxies given with respect to the Shareholders Meeting are revoked.

Cushman & Wakefield Shares in respect of which the proxy is appointed will be voted as directed by the Shareholder. If no such directions are indicated by marking the appropriate box with an 'X', the proxy will have authority to vote or abstain from voting the Cushman & Wakefield Shares in respect of which the proxy is appointed, at his or her discretion. In the event that any other matter may properly come before the Shareholders Meeting, or any postponement or adjournment thereof, the proxy is authorized to vote or abstain from voting the Cushman & Wakefield Shares in respect of which the proxy is appointed, at his or her discretion. If you appoint the default proxy nominated on this proxy card (being Michelle MacKay, or failing her, Noelle Perkins, or failing her, Steven Belew) and do not direct him or her how to vote the Cushman & Wakefield Shares in respect of which he or she is appointed, the default proxy's current intention is to vote in favor of each of the resolutions. To appoint more than one proxy in respect of your Cushman & Wakefield Shares, please contact Innisfree M&A Incorporated, our proxy solicitor, by calling +1(877) 750-9497 (within the United States and Canada) or +1(412) 232-3651.

To be valid, this form must be completed and returned in the enclosed envelope to Proxy Services c/o Computershare Investor Services, PO Box 43101, Providence, RI 02040-5067 (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof unless agreed otherwise by or on behalf of the Company), or electronically at www.envisionreports.com/CWKSPC, by 7:00 p.m. Eastern Time on ______, 2025. In the case of joint holders, the vote the senior holder tenders, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.

(Proposals on which to be voted appear on reverse side.)

Please print the name of the person you are appointing as proxy if it is someone other than the above appointees

+